     As Filed Electronically with the Securities and Exchange Commission on
                                February 7, 2006

                        Securities Act File No. 33-14954

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                -----------------

                                    FORM N-14

                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933 [ ]

                         Pre-Effective Amendment No. __ [ ]
                         Post-Effective Amendment No. 1 [X]

                       STEINROE VARIABLE INVESTMENT TRUST
               (Exact Name of Registrant as Specified in Charter)

                                -----------------

                             101 South Tryon Street
                         Charlotte, North Carolina 28255
               (Address of Principal Executive Offices) (Zip Code)

                                 1-800-321-7854
                  (Registrant's Area Code and Telephone Number)

                            R. Scott Henderson, Esq.
                         Columbia Management Group, Inc.
                              One Financial Center
                           Boston, Massachusetts 02111
                     (Name and Address of Agent for Service)

                                -----------------

                                 With copies to:

      Brian D. McCabe, Esq.                         Cameron S. Avery, Esq.
         Ropes & Gray LLP                           Bell, Boyd & Lloyd LLC
     One International Place                  70 West Madison Street, Suite 3300
   Boston, Massachusetts 02110                      Chicago, Illinois 60602

                                -----------------

                      TITLE OF SECURITIES BEING REGISTERED:
 Shares of the Liberty Asset Allocation Fund, Variable Series of the Registrant

     Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Post-effective amendment No. 1 to this Registration Statement.

     It is proposed that this filing will become effective (check appropriate box):

[ ] immediately upon filing pursuant to paragraph b)

[ ] on November 1, 2004 pursuant to paragraph (b)

[X] 60 days after filing pursuant to paragraph (a)(1)

[ ] on (date) pursuant to paragraph (a)(1)

[ ] 75 days after filing pursuant to paragraph (a)(2)

[ ] on (date) pursuant to paragraph (a)(2) of rule 485

     No filing fee is required because an indefinite number of shares have previously been registered pursuant to Rule 24f-2 under the Investment Company Act of 1940.

                      NATIONS ASSET ALLOCATION PORTFOLIO
            101 South Tryon Street, Charlotte, North Carolina 28255

Dear Investor:

   I am writing to ask for your voting instructions on the proposed merger of Nations Asset Allocation Portfolio (the "Acquired Fund"), a series of Nations Separate Account Trust, into Liberty Asset Allocation Fund, Variable Series (the "Acquiring Fund"), a series of SteinRoe Variable Investment Trust. As an investor through a variable annuity contract or variable life insurance policy, you can instruct your insurance company as to how to vote on these proposals. At a special meeting of shareholders of the Acquired Fund to be held on March 15, 2006, your insurance company will vote on the proposals as instructed by you and other investors holding contracts or policies through your insurance company.

   The proposed merger of the Acquired Fund is one of several mergers recommended by Columbia Management Advisers, LLC. ("Columbia Management"), the investment adviser to the Columbia Funds. Columbia Management's overall goal in proposing these fund mergers is twofold. First, by merging funds with generally similar investment strategies, Columbia Management can create larger, more efficient investment portfolios. Second, by streamlining its product offering, Columbia Management can more effectively concentrate its investment management and distribution resources on a more focused group of portfolios. Columbia Management recommended the merger of the Acquired Fund to enable shareholders (that is, your insurance company and others) to invest in a larger, more efficient investment portfolio while continuing to access a similar investment strategy.


   Should the merger be approved and other conditions to the merger be satisfied, such investment will be exchanged, without immediate federal income tax consequences, for an equal investment (that is, dollar value) in the Class A shares of the Acquiring Fund. More information on the specific details of and reasons for the Acquired Fund's merger is contained in the enclosed combined Prospectus/Proxy Statement. Please read it carefully.


   THE TRUSTEES OF THE ACQUIRED FUND UNANIMOUSLY RECOMMEND THAT YOU INSTRUCT YOUR INSURANCE COMPANY TO VOTE FOR THE MERGER.

   YOUR VOTING INSTRUCTIONS ARE IMPORTANT. YOU CAN INSTRUCT YOUR INSURANCE COMPANY HOW TO VOTE BY COMPLETING THE ENCLOSED VOTING INSTRUCTION CARD. A SELF-ADDRESSED POSTAGE-PAID ENVELOPE HAS BEEN ENCLOSED FOR YOUR CONVENIENCE.

   We appreciate your participation and prompt response in this matter and thank you for your continued support.

                                      Sincerely,

                                      Christopher L. Wilson
                                      President and Chief Executive Officer
                                      Nations Separate Account Trust


February 8, 2006

            NOTICE OF A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD
                                MARCH 15, 2006

                      NATIONS ASSET ALLOCATION PORTFOLIO
                  A Series of Nations Separate Account Trust

                            101 South Tryon Street
                        Charlotte, North Carolina 28255
                                1-800-321-7854

To the shareholders of Nations Asset Allocation Portfolio:


   NOTICE IS HEREBY GIVEN that a special meeting of the shareholders of Nations Asset Allocation Portfolio (the "Acquired Fund") will be held at 10:00 a.m. Eastern time on March 15, 2006, at the offices of Columbia Management Advisers, LLC., One Financial Center, Boston, Massachusetts 02111-2621, for the following purposes:


      1. To approve an Agreement and Plan of Reorganization providing for
   (i) the sale of all of the assets of the Acquired Fund to, and the assumption of all of the liabilities of the Acquired Fund by, Liberty Asset Allocation Fund, Variable Series (the "Acquiring Fund"), a series of SteinRoe Variable Investment Trust, in exchange for shares of the Acquiring Fund, and (ii) the distribution of such shares to the shareholders of the Acquired Fund in complete liquidation of the Acquired Fund.

      2. To consider and act upon such other matters as properly come before the meeting or any adjourned session of the meeting.


   Shareholders of record of the Acquired Fund at the close of business on January 19, 2006, are entitled to notice of and to vote at the meeting and any adjourned session of the meeting. Proxies given by shareholders must be received by the Acquired Fund (or its solicitor) prior to the time of the meeting.


                                      By Order of the Board of Trustees,

                                      R. Scott Henderson, Secretary


February 8, 2006


NOTICE: YOUR VOTE IS IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES YOU OWN.
        PLEASE SEE THE ENCLOSED PROSPECTUS/PROXY STATEMENT AND OTHER MATERIALS FOR INSTRUCTIONS ON HOW TO VOTE EASILY AND QUICKLY.

                          PROSPECTUS/PROXY STATEMENT

                               January 21, 2006


                 Acquisition of the Assets and Liabilities of

                      NATIONS ASSET ALLOCATION PORTFOLIO

                      c/o Nations Separate Account Trust
                            101 South Tryon Street
                        Charlotte, North Carolina 28255
                                1-800-321-7854

                   by and in Exchange for Class A Shares of

                LIBERTY ASSET ALLOCATION FUND, VARIABLE SERIES

                    c/o SteinRoe Variable Investment Trust
                             One Financial Center
                       Boston, Massachusetts 02111-2621
                                1-866-348-1468

                               TABLE OF CONTENTS

I.   Questionsand Answers Regarding Approval of the Merger.................   3
II.  Proposal-- Merger of the Acquired Fund into the Acquiring Fund........  11
     The Proposal..........................................................  11
     Principal Investment Risks............................................  11
     Information about the Merger..........................................  16
III. General...............................................................  21
     Voting Information....................................................  21
     Information about Proxies and the Conduct of the Meeting..............  22
Appendix A -- Form of Agreement and Plan of Reorganization................. A-1
Appendix B -- Fund Information............................................. B-1
Appendix C -- Information Applicable to the Acquiring Fund................. C-1
Appendix D -- Financial Highlights for the Acquiring Fund.................. D-1
Appendix E -- Comparison of Organizational Documents....................... E-1


   This prospectus/proxy statement (this "Prospectus/Proxy Statement") and the enclosed proxy card (the "Proxy Card") are expected to be mailed to shareholders and Contract Owners (defined below) beginning on or about February 8, 2006.

   This Prospectus/Proxy Statement contains information Contract Owners (defined below) should know before voting on the approval of the Agreement and Plan of Reorganization, dated as of January 31, 2006 (the "Record Date"), with respect to the proposed reorganization of Nations Asset Allocation Portfolio (the "Acquired Fund"), a series of Nations Separate Account Trust ("Nations Trust"), into Liberty Asset Allocation Fund, Variable Series (the "Acquiring Fund" and, together with the Acquired Fund, each a "Fund" and collectively the "Funds"), a series of SteinRoe Variable Investment Trust ("SRVIT" and, together with Nations Trust, each a "Trust" and collectively the "Trusts") (the "Agreement and Plan of Reorganization").


   Except for certain seed capital investments, all shares of the Acquired Fund are owned of record by sub-accounts of separate accounts ("Separate Accounts") of insurance companies (the "Participating Insurance Companies") established to fund benefits under variable annuity contracts and variable life insurance policies (each a "Contract") issued by the Participating Insurance Companies. Persons holding Contracts are referred to herein as "Contract Owners."

   At a special meeting of shareholders of the Acquired Fund (the "Meeting") that will be held at the offices of Columbia Management Advisers, LLC. ("Columbia Management"), One Financial Center, Boston,

Massachusetts 02111-2621, Contract Owners' insurance companies will vote on the proposal as instructed by Contract Owners. Although the Agreement and Plan of Reorganization contemplates a transaction in which the Acquired Fund transfers substantially all of its assets and liabilities to the Acquiring Fund in exchange for shares of the Acquiring Fund, this Prospectus/Proxy Statement refers to such transaction as a "Merger." Each of the Funds is a series of a registered open-end management investment company. Please read this Prospectus/Proxy Statement and keep it for future reference.

   The Acquiring Fund seeks high total investment return. The Acquiring Fund pursues this objective by allocating its assets among various classes of equity and debt securities, including large cap growth stocks; large cap value stocks; mid-cap growth stocks; mid cap value stocks; small cap growth stocks; small cap value stocks; real estate investment trusts (REITs); foreign stocks; investment grade bonds; and non-investment grade bonds.

   Both the Acquiring Fund and the Acquired Fund have the same investment adviser, distributor, transfer agent and other service providers. Additionally, the Acquired Fund and Acquiring Fund are currently managed by several of the same portfolio managers.

   If the Agreement and Plan of Reorganization is approved by the shareholders of the Acquired Fund and the Merger is consummated, the Acquired Fund will transfer all of the assets and liabilities attributable to its shares to the Acquiring Fund in exchange for Class A shares of the Acquiring Fund with the same aggregate net asset value as the net value of the assets and liabilities transferred. After that exchange, Class A shares received by the Acquired Fund will be distributed pro rata to its shareholders and such shareholders will become Class A shareholders of the Acquiring Fund.

   The following documents have been filed with the Securities and Exchange Commission (the "SEC") and are incorporated into this Prospectus/Proxy Statement by reference:


  . The Statement of Additional Information of the Acquiring Fund dated January 20, 2006, relating to this Prospectus/Proxy Statement.


  .   The Prospectus of the Acquired Fund dated May 1, 2005, as supplemented.

  . The Statement of Additional Information of the Acquired Fund dated May 1, 2005, as supplemented.

  . The Report of Independent Registered Public Accounting Firm and the audited financial statements included in the Annual Report to Shareholders of the Acquired Fund dated December 31, 2004 and the unaudited financial statements included in the Semi-Annual Report to Shareholders of the Acquired Fund dated June 30, 2005.

   Contract Owners may obtain a copy of a Fund's annual reports, semiannual reports, prospectuses, statements of additional information or the statement of additional information relating to this Prospectus/Proxy Statement or request other information about a Fund by calling or writing the Participating Insurance Companies that issued their Contracts or by calling the Acquired Fund at 1-800-345-6611 or the Acquiring Fund at 1-866-348-1468, as applicable. Text-only versions of the Funds' documents can be viewed online or downloaded from the EDGAR database on the SEC's Internet site at www.sec.gov. Shareholders also can review and copy information about the Funds by visiting the Public Reference Room, U.S. Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-2521. Shareholders can obtain copies, upon payment of a duplicating fee, by sending an e-mail request to publicinfo@sec.gov or by writing the Public Reference Room at the address above. Information on the operation of the Public Reference Room may be obtained by calling 1-202-942-8090.

   The SEC has not approved or disapproved these securities or determined if this Prospectus/Proxy Statement is truthful or complete. Any representation to the contrary is a criminal offense.

   An investment in a Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

           I. QUESTIONS AND ANSWERS REGARDING APPROVAL OF THE MERGER

   The following questions and answers provide an overview of key features of the Merger and of the information contained in this Prospectus/Proxy Statement. Please review the Prospectus/Proxy Statement prior to casting a vote. If you have questions about the Merger, please call 1-866-348-1468.

1. What Merger is being proposed?

   The Board of Trustees of the Acquired Fund (the "Trustees") is recommending that the Acquired Fund be merged into the Acquiring Fund. This means that the Acquired Fund would transfer all of its assets and liabilities to the Acquiring Fund in exchange for Class A shares of the Acquiring Fund. If the Merger is approved and completed, shareholders of the Acquired Fund will receive Class A shares of the Acquiring Fund with a dollar value equal to the value of their Acquired Fund shares on the business day prior to the closing of the Merger. The Merger currently is scheduled to take place on May 1, 2006, or such other date as the parties may agree.

2. Why is the Merger being proposed?


   The Trustees recommend approval of the Merger because the Merger offers shareholders of the Acquired Fund the opportunity to invest in a larger combined portfolio that generally has similar investment goals and strategies. Spreading fixed costs over a broader asset base allows the potential for more efficient operation and lower overall expense ratios. In reviewing the Acquisition, the Trustees also considered that, based on estimated expense ratios, shareholders of the Acquired Fund, after the Merger, are expected to experience operating expense ratios that are lower than the net operating expense ratios of such shareholders' current shares.


   Please review "Reasons for the Merger and Trustees' Considerations" under "Information about the Merger" in Section II of this Prospectus/Proxy Statement for more information regarding the factors considered by the Trustees.

3. How do the management fees and the expense ratios of the Funds compare, and what are they estimated to be following the Merger?


   The tables below allow a shareholder to compare the management fees and the expense ratios of each Fund and to analyze the estimated expenses that Columbia Management expects the Acquiring Fund to bear in the first year following the Merger. Annual Fund Operating Expenses are paid by each Fund. They include management fees, distribution and service (12b-1) fees (if applicable) and administrative costs, including fund accounting and custody services. The expenses do not reflect any Contract-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher.


   In addition, following the presentation of that information, Annual Fund Operating Expenses and Example Expenses are presented on a pro forma combined basis. The Annual Fund Operating Expenses shown in the table below represent expenses as of each Fund's most recent fiscal year (ended December 31, 2005 for both the Acquired Fund and the Acquiring Fund) and those projected for the Acquiring Fund on a pro forma basis after giving effect to the proposed Merger, and based on pro forma combined net assets as of December, 31 2005.

   Shareholders of the Funds do not currently pay sales charges and will not pay sales charges as a result of the Merger (although Contract Owners may pay sales charges in connection with purchasing a Contract that invests in the Funds).

   Based on the expense ratios shown below, the expense ratio of Class A shares of the Acquiring Fund is expected to be lower than the net expense ratio of shares of the Acquired Fund.


   Merger expenses have been allocated to the Acquired Fund, which have reduced the Acquired Fund's net asset value (by approximately $0.003 per share based on shares outstanding as of the Record Date). Based on the expense ratios shown below, it is projected that, after the Merger, former Acquired Fund shareholders will benefit from expense savings that will offset the allocated Merger expenses. However, the benefit of these projected expense savings will not be realized immediately. It is projected that the aggregate expense savings will not exceed the allocated Merger expenses until approximately 12 months after the Merger. If a shareholder redeems his or her shares prior to that time, the shareholder may incur a net loss.


                        Annual Fund Operating Expenses
                     (deducted directly from Fund assets)


Nations Asset Allocation Portfolio



                                                          Investor
                                                          --------
              Management fee (%)/(2)/....................   0.72%
              Distribution and service (12b-1) fees (%)..   0.25%
              Other expenses (%).........................   0.61%
                                                           -----
              Total annual fund operating expenses (%)...   1.58%
              Waivers/Expense Reimbursements (%).........  (0.25)%
                                                           -----
              Net annual fund operating expenses (%)/(3)/   1.33%


Liberty Asset Allocation Fund, Variable Series


                                                           Class A
                                                           -------
             Management fee (%)/(4)/......................  0.60%
             Distribution and service (12b-1) fees (%)....  0.00%
             Other expenses (%)/(5)/......................  0.19%
                                                            ----
             Total annual fund operating expenses (%)/(6)/  0.79%


Liberty Asset Allocation Fund, Variable Series
(pro forma combined)


                                                           Class A
                                                           -------
             Management fee (%)/(4)/......................  0.60%
             Distribution and service (12b-1) fees (%)....  0.00%
             Other expenses (%)/(5)/......................  0.21%
                                                            ----
             Total annual fund operating expenses (%)/(6)/  0.81%

--------
(1)The figures contained in the table are based on amounts incurred during the Acquired Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

(2)The Acquired Fund pays a management fee of 0.50% and an administration fee of 0.22%. The Acquired Fund's investment adviser has implemented a breakpoint schedule for the Acquired Fund's management fee. The management fee charged to the Acquired Fund will decline as Acquired Fund assets grow and will continue to be based on a percentage of the Acquired Funds' average daily assets. The breakpoint schedule for the Acquired Fund is as follows:
   0.50% for assets up to $500 million; 0.45% for assets in excess of $500 million and up to $1 billion; 0.40% for assets in excess of $1 billion and up to $1.5 billion; 0.35% for assets in excess of $1.5 billion and up to $3 billion; 0.33% for assets in excess of $3 billion and up to $6 billion; and 0.31% for assets in excess of $6 billion.

(3)The Acquired Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until April 30, 2006. The figure shown here is after waivers and/or reimbursements. There is no guarantee that these waivers and/or reimbursements will continue after April 30, 2006.
(4)The Acquiring Fund pays a management fee of 0.45% and an administrative fee of 0.15%. The management fee charged to the Acquiring Fund decline as Acquiring Fund assets grow as a percentage of the Acquiring Fund's average daily assets. The breakpoint schedule for the Acquiring Fund is as follows:
   0.45% for assets up to $1 billion; 0.40% for assets in excess of $1 billion but less than $1.5 billion; 0.35% for assets in excess of $1.5 billion.
(5)Other expenses have been restated to reflect contractual changes to the fees paid by the Acquiring Fund for transfer agency and pricing and bookkeeping services effective November 1, 2005.
(6)The Acquiring Fund's investment adviser has voluntarily agreed to waive advisory fees and reimburse the Acquiring Fund for certain expenses so that the total annual fund operating expenses (exclusive of distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, if any) will not exceed 0.75%. If this waiver/reimbursement was reflected in the table, the annual operating expenses would be 0.73% for Class A. This arrangement can be modified or terminated by the investment advisor at any time. The Acquiring Fund's investment advisor has agreed to extend this waiver on a contractual basis through April 30, 2007 if the Merger occurs.


Example Expenses


   Example Expenses help shareholders compare the cost of investing in the Acquired Fund currently with the cost of investing in the Acquiring Fund both currently and on a pro forma combined basis and also allow shareholders to compare these costs with the cost of investing in other mutual funds. The Example Expenses use the following hypothetical conditions:


  .   $10,000 initial investment.

  .   5% total return for each year.

  .   Each Fund's operating expenses remain the same.

  .   Reinvestment of all dividends and distributions.

Example Expenses
(actual costs may be higher or lower)


Nations Asset Allocation Portfolio/(1)/         1 Year 3 Years 5 Years 10 Years
--------------------------------------          ------ ------- ------- --------
                   Investor....................  $102   $442    $806    $1,829

Liberty Asset Allocation Fund, Variable Series  1 Year 3 Years 5 Years 10 Years
----------------------------------------------  ------ ------- ------- --------
                   Class A.....................  $ 81   $252    $439    $  978

Liberty Asset Allocation Fund, Variable Series/
/(pro forma combined)                           1 Year 3 Years 5 Years 10 Years
----------------------------------------------- ------ ------- ------- --------
                   Class A.....................  $ 83   $259    $450    $1,002

--------
(1)The waivers and/or reimbursements shown above for the Acquired Fund expire April 30, 2006 and are not reflected in the 3, 5 and 10 year examples



   The projected post-Merger pro forma combined Annual Fund Operating Expenses and Example Expenses presented above are based on numerous material assumptions, including (1) that the current contractual agreements will remain in place and (2) that certain fixed costs involved in operating the Acquired Fund will be eliminated. Although these projections represent good faith estimates, there can be no assurance that any particular level of expenses or expense savings will be achieved because expenses depend on a variety of factors, including the future level of Acquiring Fund assets, many of which are beyond the control of the Acquiring Fund or Columbia Management.

Hypothetical Investment and Expense Information


   Please see Appendix C for information relating to supplemental hypothetical investment expense information that provides additional information in a different format from the preceding Annual Fund Operating Expenses and Example Expenses tables about the effect of the expenses of the Acquiring Fund, including investment advisory fees and other Acquiring Fund costs, on the Acquiring Fund's returns over a 10-year period.


4. How do the investment goals, principal investment strategies and policies of the Funds compare?


   The Acquiring Fund and the Acquired Fund have similar investment goals and principal investment strategies. Each Fund seeks long-term growth by allocating the Fund's assets among equity and debt securities, though the Acquired Fund also invests in cash equivalents. With respect to equity investments, the Acquired Fund invests in securities of companies whose market capitalizations typically are at least $1 billion, while the Acquiring Fund has no similar market capitalization threshold. The Acquiring Fund keeps at least 25% of its total assets in fixed income investments, including debt securities and preferred stocks, at all times, while the Acquired Fund has no similar requirement. The Acquired Fund normally invests at least 25% of its assets in senior securities, while the Acquiring Fund has no similar requirement. The table below states the investment goals and principal investment strategies of each Fund:


                                                   Liberty Asset Allocation Fund,
               Nations Asset Allocation Fund              Variable Series
                      (Acquired Fund)                     (Acquiring Fund)
             ----------------------------------  ----------------------------------
Investment   .  The Acquired Fund seeks to       .  The Acquiring Fund seeks high
Goal(s)/        obtain long-term growth from        total investment return.
Objective(s)    capital appreciation, and
                dividend and interest income.

Principal    .  The Acquired Fund invests in a   .  The adviser allocates the
Investment      mix of equity and fixed income      Acquiring Fund's assets among
Strategies      securities, as well as cash         various classes of equity and
                equivalents, including U.S.         debt securities, including
                government obligations,             large cap growth stocks; large
                commercial paper and other          cap value stocks; mid-cap
                short-term, interest-bearing        growth stocks; mid cap value
                instruments.                        stocks; small cap growth
                                                    stocks; small cap value stocks;
             .  The team uses asset allocation      real estate investment trusts
                and active security selection       (REITs); foreign stocks;
                as its principal investment         investment grade bonds; and
                approach. The team actively         non-investment grade bonds.
                allocates assets among equity       Each asset class is managed by
                and fixed income securities, as     a separate portfolio manager or
                well as cash equivalents based      team with experience in
                on its assessment of the            investing in that particular
                expected risks and returns of       class.
                each class.
                                                 .  The Acquiring Fund's lead
             .  The equity securities the           portfolio manager allocates the
                Acquired Fund invests in are        Fund's assets among the various
                primarily common stocks of          asset classes. The lead
                medium and large-sized              portfolio manager adjusts the
                companies whose market              number of asset classes, as
                capitalizations typically are       well as the portion of the
                at least $1 billion and that        Acquiring Fund's assets
                are believed to have potential      allocated to each asset class,
                for long-term growth.               from time to time, based on an
                                                    assessment of such factors as
             .  In selecting investments for        relative attractiveness,
                the equity portion of the           valuation, fundamentals,
                Acquired Fund, the team uses        quantitative analyses, economic
                quantitative analysis to            and market expectations, and
                evaluate the attractiveness of      recommendations of the
                each potential investment           investment strategy group of
                                                    the Fund's adviser.

     generally selected from the         .  In selecting equity securities,
     universe of companies included         the adviser favors stocks with
     in the Russell 1000 Index (as          long-term growth potential that
     of December 31, 2005, the              are expected to outperform
     capitalization range for the           their peers over time. The
     Russell 1000 Value Index is            adviser also forecasts the
     $563 million--$372 billion.)           direction and degree of change
     The team may examine a wide            in long-term interest rates to
     variety of factors classified          help in the selection of debt
     as value measures, growth              securities. Investment grade
     measures, price momentum and           debt securities purchased by
     earnings momentum, among others.       the Fund will have one of the
                                            top four ratings assigned by
  .  The fixed income securities the        Standard & Poor's Ratings Group
     Acquired Fund invests in are           (S&P) or Moody's Investors
     primarily investment grade             Service, Inc. (Moody's), or
     bonds and notes. The Acquired          will be unrated securities
     Fund may invest up to 10% of           determined by the adviser to be
     its total assets in high yield         of comparable quality. When
     debt securities which are often        deemed appropriate by the
     referred to as "junk bonds."           adviser, however, the Fund may
     The Acquired Fund normally             invest up to 10% of its net
     invests at least 25% of its            assets in non- investment grade
     assets in senior securities.           debt securities (also known as
     The Acquired Fund may also             "junk bonds"). The Fund keeps
     invest up to 35% of its assets         at least 25% of its total
     in mortgage-backed and asset           assets in fixed income
     backed securities.                     investments, including debt
                                            securities and preferred
  .  In the fixed income portion of         stocks, at all times.
     its portfolio, the Acquired
     Fund may also engage in             .  The Acquiring Fund may purchase
     repurchase, reverse repurchase         derivative instruments, such as
     and forward purchase                   futures, options, and swap
     agreements. These investments          contracts, to gain or reduce
     will generally be short-term in        exposure to particular
     nature and are primarily used          securities or segments of the
     to seek to enhance returns and         bond markets. Derivatives are
     manage liquidity. In addition,         financial instruments whose
     the Acquired Fund may use              values depend on, or are
     futures, interest rate swaps,          derived from, the value of an
     total return swaps, options,           underlying security, index or
     and other derivative                   currency. The Acquiring Fund
     instruments to seek to enhance         may use derivatives for both
     returns, to hedge some of the          hedging and non-hedging
     risks of its investments in            purposes, such as to adjust the
     fixed income securities or as a        Fund's sensitivity to changes
     substitute for a position in an        in interest rates, or to offset
     underlying asset.                      a potential loss in one
                                            position by establishing an
                                            opposite position. The
                                            Acquiring Fund typically uses
                                            derivatives in an effort to
                                            achieve more efficiently
                                            economic exposures similar to
                                            those it could have achieved
                                            through the purchase and sale
                                            of fixed income securities.
                                            Investments in derivatives may
                                            be applied toward meeting a
                                            requirement to invest in a
                                            particular kind of investment
                                            if the derivatives have
                                            economic characteristics
                                            similar to investments of that
                                            kind.

                                         .  The Acquiring Fund may invest
                                            up to 25% of its net assets in
                                            foreign securities and up to
                                            10% of its net assets in REITs.

                                         .  At times, the adviser may
                                            maintain cash positions for
                                            liquidity purposes, temporary
                                            defensive purposes, or to
                                            implement the Acquiring Fund's
                                            active allocation strategy.

   The following highlights differences in the Funds' investment policies and restrictions. For purposes of this discussion, a "fundamental" investment policy or restriction is one that may not be changed without a shareholder vote.

                             FUNDAMENTAL POLICIES


   The Acquiring Fund and the Acquired Fund have substantially identical fundamental policies. As a matter of fundamental policy, neither the Acquiring Fund nor the Acquired Fund may:


  . purchase or sell real estate, except that the fund may purchase securities of issuers which deal or invest in real estate, and may purchase securities which are secured by real estate or interests in real estate and it may hold and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of securities which are secured by real estate or interests therein.

  . purchase any securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that: (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government, any state or territory of the United States, or any of their agencies, instrumentalities or political subdivisions; and (b) notwithstanding this limitation or any other fundamental investment limitation, assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

  . purchase securities (except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) of any one issuer if, as a result, more than 5% of its total assets will be invested in the securities of such issuer or it would own more than 10% of the voting securities of such issuer, except that: (a) up to 25% of its total assets may be invested without regard to these limitations; and (b) the fund's assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief obtained by the fund.

  . underwrite any issue of securities within the meaning of the 1933 Act except when it might technically be deemed to be an underwriter either:
      (a) in connection with the disposition of a portfolio security; or (b) in connection with the purchase of securities directly from the issuer thereof in accordance with its investment objective. This restriction shall not limit the fund's ability to invest in securities issued by other registered investment companies.

  . purchase or sell commodities, except that a fund may, to the extent consistent with its investment objective, invest in securities of companies that purchase or sell commodities or which invest in such programs, and purchase and sell options, forward contracts, futures contracts, and options on futures contracts and enter into swap contracts and other financial transactions relating to commodities. This limitation does not apply to foreign currency transactions, including without limitation forward currency contracts.

  . make loans, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the fund.

  . borrow, except from banks, other affiliated funds and other entities. The fund may borrow money or issue senior securities except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the fund.

                           NON-FUNDAMENTAL POLICIES

  . The Acquiring Fund may not invest in companies for the purpose of exercising control or management. The Acquired Fund has a similar policy, except that the Acquiring Fund's policy expressly provides for investments by the Acquired Fund in entities created under the laws of foreign countries solely to facilitate investment in securities in that country will not be deemed the making of investments for the purpose of exercising control.

  . The Acquiring Fund may not purchase more than 3% of the stock of another investment company; or purchase stock of other investment companies equal to more than 5% of the Acquiring Fund's total assets (valued at time of purchase) in the case of any one other investment company and 10% of such assets (valued at the time of purchase) in the case of all other investment companies in the aggregate; any such purchases are to be made in the open market where no profit to a sponsor or dealer results from the purchase, other than the customary broker's commission, except for securities acquired as part of a merger, consolidation or acquisition of assets. The Acquired Fund may invest in shares of other open-end management investment companies, subject to the limitations of the 1940 Act, the rules thereunder, and any orders obtained thereunder now or in the future.

  . The Acquiring Fund may buy or sell an option on a security, a futures contract or an option on a futures contract so long as the total initial margin and premiums on the contracts do not exceed 5% of its total assets. The Acquired Fund may invest in futures or options contracts regulated by the CFTC for: (i) bona fide hedging purposes within the meaning of the rules of the CFTC; and (ii) for other purposes if, as a result, no more than 5% of the Acquired Fund's net assets would be invested in initial margin and premiums (excluding amounts "in-the-money") required to establish the contracts.

   The Acquiring Fund is subject to the following non-fundamental policies to which the Acquired Fund is not subject:

  . The Acquiring Fund may not mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any securities owned or held by it, except as may be necessary in connection with (i) permitted borrowings and (ii) options, futures and options on futures.

  . The Acquiring Fund may not purchase portfolio securities for the Acquiring Fund from, or sell portfolio securities to, any of the officers and directors or Trustees of SRVIT or of its investment adviser.

  . The Acquiring Fund may not invest more than 5% of its net assets (valued at time of purchase) in warrants, nor more than 2% of its net assets in warrants that are not listed on the New York or American Stock Exchanges.

  . The Acquiring Fund may not purchase securities on margin (except for use of short-term credits as are necessary for the clearance of transactions), make short sales of securities, or participate on a joint or a joint and several basis in any trading account in securities (except in connection with transactions in options, futures, and options on futures).

  . The Acquiring Fund may not purchase a put or call option if the aggregate premiums paid for all put and call options exceed 20% of its net assets (less the amount by which any such positions are in-the-money), excluding put and call options purchased as closing transactions.

   The Acquired Fund is subject to the following non-fundamental policies to which the Acquiring Fund is not subject:

  . The Acquired Fund may lend securities from its portfolio to brokers, dealers and financial institutions, in amounts not to exceed (in the aggregate) one-third of the Acquired Fund's total assets. Any such loans of its securities will be fully collateralized based on values that are marked to market daily.

  . The Acquired Fund may not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short (short sales "against the box") or the ito segregates assets in the amount at least equal to the underlying security or asset.

   For a complete list of each Fund's investment policies and restrictions, see each Fund's Statement of Additional Information.

5. What class of the Acquiring Fund shares will shareholders receive if the Merger occurs?

   If the Merger occurs, holders of shares of the Acquired Fund will receive Class A shares of the Acquiring Fund. The Merger will not result in any changes to shareholder rights in connection with or the procedures for purchases, redemptions or exchanges of shares of the Acquiring Fund, or distributions by the Acquiring Fund.


   For more information on the Acquiring Fund's current distribution, purchase, redemption and exchange policies, see Appendix C.


6. What are the federal income tax consequences of the Merger?

   The Merger is expected to be tax-free to Separate Accounts as shareholders for federal income tax purposes. This means that neither Separate Accounts, Contract Owners nor the Acquired Fund are expected to recognize a gain or loss directly as a result of the Merger. Although the Merger will end the tax year of the Acquired Fund, and possibly accelerate distributions from the Acquired Fund to Separate Accounts as shareholders, there will be no tax consequences to Contract Owners.

   The cost basis and holding period of shares in the Acquired Fund are expected to carry over to new shares in the Acquiring Fund.

   Certain other tax consequences are discussed below under "Federal Income Tax Consequences."

7. Who bears the expenses associated with the Merger?

   Columbia Management and the Acquired Fund each will bear a portion of the out-of-pocket expenses associated with the Merger. Out-of-pocket expenses associated with the Merger include, but are not limited to: (1) the expenses associated with the preparation, printing and mailing of any shareholder communications, including this Prospectus/Proxy Statement, and any filings with the SEC and/or other governmental authorities in connection with the Merger;
(2) the fees and expenses of any proxy solicitation firm retained in connection with the Merger; (3) the legal fees and expenses incurred by the Funds in connection with the Merger; and (4) the Trustees' fees and out-of-pocket expenses incurred in connection with the Merger.


   The estimated costs of the Merger to be borne by the Acquired Fund are approximately $21,070 (approximately $0.011 per share based on shares outstanding as of the Record Date), assuming completion of the Merger. Columbia Management will bear all of the costs of the Merger otherwise allocable to the Acquiring Fund. Columbia Management also will bear all of the costs allocable to the Acquired Fund in excess of $21,070. In calculating the costs to be allocated to the Funds, the out-of-pocket expenses of the Merger are first allocated to the Acquiring Fund or to the Acquired Fund. Merger-related costs that are specifically allocable to one Fund are allocated to that Fund (e.g., the costs of printing and mailing this Prospectus/Proxy Statement are allocated exclusively to the Acquired Fund). Costs of the Merger that are not specifically allocable to either Fund are divided equally between the Funds. Following this initial allocation between the Funds, Columbia Management limits the expenses actually allocated to a Fund in each Merger to the lesser of
(i) the anticipated reductions in expenses borne by that Fund over the first year following the Merger and (ii) 75% of the initial allocation to that Fund. Any reduction in the Merger expenses allocable to a Fund as a result of these limitations is borne by Columbia Management, not the other Fund.


8. Who is eligible to vote?

   As of the Record Date, the Acquired Fund had 1,974,814.771 shares outstanding. Only shareholders who owned shares on the Record Date are entitled to vote at the Meeting or any adjournment of the Meeting. Except for certain seed capital investments, all shares of the Acquired Fund are owned of record by sub-accounts of Separate Accounts of the Participating Insurance Companies established to fund benefits under Contracts issued by such Participating Insurance Companies.

   All shareholders of the Acquired Fund will vote together as a single class on this proposal. Each shareholder will be entitled to vote based on the ratio its interest bears to the interests of all shareholders entitled to vote. Shareholders may vote either in person or by duly executed proxy and each shareholder shall be entitled to a vote proportionate to its interest in the Nations Trust. No proxy shall be valid after eleven (11) months from the date of execution, unless a longer period is expressly stated in such proxy. Shares represented by properly executed proxies, unless revoked before or at the Meeting, will be voted according to shareholder instructions. If a shareholder signs a proxy but does not fill in a vote, the shareholder's shares will be voted to approve the Merger, and if any other business comes before the Meeting, the shareholder's shares will be voted at the discretion of the persons named as proxies.

   Each Contract Owner is entitled to instruct his or her Participating Insurance Company as to how to vote its shares held on behalf of such Contract Holder. Please refer to "Contract Owner Instructions" located in Section III for more information.

      II. PROPOSAL -- MERGER OF THE ACQUIRED FUND INTO THE ACQUIRING FUND

The Proposal


   Shareholders of the Acquired Fund are being asked to approve the Agreement and Plan of Reorganization, the form of which is attached as Appendix A to this Prospectus/Proxy Statement. By approving the Agreement and Plan of Reorganization, you are approving the merger of the Acquired Fund into the Acquiring Fund. The Agreement and Plan of Reorganization and the Trust Reorganization are unrelated.


Principal Investment Risks

  What are the principal investment risks of the Acquiring Fund, and how do they compare with those of the Acquired Fund?

   The principal risks associated with each Fund generally are similar because the Funds generally have similar investment goals and principal investment strategies. The actual risks of investing in each Fund depend on the securities held in each Fund's portfolio and on market conditions, both of which change over time. The table below shows the principal investment risks of each Fund:

                                                 Liberty Asset Allocation Fund,
           Nations Asset Allocation Portfolio           Variable Series
                    (Acquired Fund)                     (Acquiring Fund)
           ----------------------------------  ----------------------------------
Principal  .  Investment Strategy Risk: The    .  Management Risk: Management
Investment    Acquired Fund's team uses an        risk means that the adviser's
Risks         asset allocation strategy to        investment decisions might
              try to achieve the highest          produce losses or cause the
              total return. There is a risk       Acquiring Fund to underperform
              that the mix of investments         when compared to other funds
              will not produce the returns        with a similar investment goal.
              the team expects, or will fall
              in value.                        .  Market Risk: Market risk means
                                                  that security prices in a
           .  Stock Market Risk: The value of     market, sector or industry may
              the stocks the Acquired Fund        fall, reducing the value of
              holds can be affected by            your investment. Because of
              changes in U.S. or foreign          management and market risk,
              economies and financial             there is no guarantee that the
              markets, and the companies that     Acquiring Fund will achieve its
              issue the stocks, among other       investment goal or perform
              things. Stock prices can rise       favorably among comparable
              or fall over short as well as       funds.
              long periods. In general, stock
              markets tend to move in cycles,  .  Interest Rate Risk: Interest
              with periods of rising prices       rate risk is the risk of a
              and periods of falling prices.      change in the price of a bond
                                                  when prevailing interest rates
           .  Interest Rate Risk: The prices      increase or decline. In
              of the Acquired Fund's fixed        general, if interest rates
              income securities will tend to      rise, bond prices fall, and if
              fall when interest rates rise.      interest rates fall, bond
              In general, fixed income            prices rise. Changes in the
              securities with longer terms        values of bonds usually will
              tend to fall more in value when     not affect the amount of income
              interest rates rise than fixed      the Acquiring Fund receives
              income securities with shorter      from them but will affect the
              terms.                              value of the Acquiring Fund's
                                                  shares. Interest rate risk is
                                                  generally greater for bonds
                                                  with longer maturities.

     .  Credit Risk: The Acquired Fund   .  Issuer Risk: Because the
        could lose money if the issuer      Acquiring Fund may invest in
        of a fixed income security is       debt securities issued or
        unable to pay interest or repay     supported by private entities,
        principal when it's due. Credit     including corporate bonds,
        risk usually applies to most        municipal bonds and
        fixed income securities, but is     mortgage-backed and
        generally not a factor for U.S.     asset-backed securities, the
        government obligations. Some of     Acquiring Fund is subject to
        the securities in which the         issuer risk. Issuer risk is the
        Acquired Fund invests are not       possibility that changes in the
        rated investment grade and are      financial condition of the
        generally considered                issuer of a security, changes
        speculative because they            in general economic conditions,
        present a greater risk of loss,     or changes in economic
        including default, than higher      conditions that affect the
        quality debt securities. These      issuer may impact its actual or
        securities typically pay a          perceived willingness or
        premium -- a high interest rate     ability to make timely payments
        or yield -- because of the          of interest or principal. This
        increased risk of loss. These       could result in a decrease in
        securities also can be subject      the price of the security and
        to greater price volatility.        in some cases a decrease in
                                            income.
     .  Derivatives Risk: The use of
        derivatives presents risks       .  Structure Risk: Structure risk
        different from, and possibly        is the risk that an event will
        greater than, the risks             occur (such as a security being
        associated with investing           prepaid or called) that alters
        directly in traditional             the security's cash flows.
        securities. Among the risks         Prepayment risk is a particular
        presented are market risk,          type of structure risk that is
        credit risk, management risk        associated with investments in
        and liquidity risk. The use of      asset-backed and mortgage-
        derivatives can lead to losses      backed securities. With respect
        because of adverse movements in     to investments in asset-backed
        the price or value of the           and mortgage- backed
        underlying asset, index or          securities, prepayment risk is
        rate, which may be magnified by     the possibility that, as
        certain features of the             prevailing interest rates fall,
        derivatives. These risks are        homeowners are more likely to
        heightened when the management      refinance their home mortgages.
        team uses derivatives to            When mortgages are refinanced,
        enhance the Acquired Fund's         the principal on mortgage
        return or as a substitute for a     backed securities is paid
        position or security, rather        earlier than expected. In an
        than solely to hedge (or            environment of declining
        offset) the risk of a position      interest rates, asset- backed
        or security held by the             and mortgage-backed securities
        Acquired Fund. The success of       may offer less potential for
        management's derivatives            gain than other debt
        strategies will depend on its       securities. During periods of
        ability to assess and predict       rising interest rates,
        the impact of market or             asset-backed and
        economic developments on the        mortgage-backed securities have
        underlying asset, index or rate     a high risk of declining in
        and the derivative itself,          price because the declining
        without the benefit of              prepayment rates effectively
        observing the performance of        increase the expected life of
        the derivative under all            the security. In addition, the
        possible market conditions.         potential impact of prepayment
        Liquidity risk exists when a        on the price of asset-backed
        security cannot be purchased or     and mortgage-backed securities
        sold at the time desired, or        may be difficult to predict and
        cannot be purchased or sold         result in greater volatility.
        without adversely affecting the
        price. The management team is    .  Reinvestment Risk: Reinvestment
        not required to utilize             risk is the risk that income
        derivatives to reduce risks.        from the Acquiring Fund's debt
                                            securities will decline if and
     .  Mortgage-Related Risk: The          when the Acquiring Fund invests
        value of the Acquired Fund's        the proceeds from matured,
        mortgage-backed securities can      traded or called securities at
        fall if the owners of the           market interest rates that are
        underlying mortgages pay off        below the current earnings rate
        their mortgages sooner than         of the Acquiring Fund's
        expected, which could happen        portfolio.
        when interest rates fall, or
        later than expected, which       .  Lower-rated Debt Risk:
        could happen when interest          Lower-rated debt securities,
        rates rise.                         commonly referred to as "junk

    If the underlying mortgages are      bonds," involve greater risk of
    paid off sooner than expected,       loss due to credit deterioration
    the Acquired Fund may have to        and are less liquid, especially
    reinvest this money in mortgage      during periods of economic
    backed or other securities that      uncertainty or change, than
    have lower yields.                   higher-quality debt securities.
    Mortgage-backed securities are       Lower-rated debt securities
    most commonly issued or              generally have a higher risk
    guaranteed by the Government         that the issuer of the security
    National Mortgage Association,       may default and not make payment
    Federal National Mortgage            of interest or principal.
    Association or Federal Home Loan
    Mortgage Corporation, but may      .  Derivatives Risk: Derivatives
    also be issued or guaranteed by       involve special risks and may
    other private issuers.                result in losses. Derivative
    Mortgage-backed securities            strategies often involve
    issued by private issuers,            leverage, which may exaggerate
    whether or not such obligations       a loss, potentially causing the
    are subject to guarantees by the      Acquiring Fund to lose more
    private issuer, may entail            money than it would have had it
    greater risk than obligations         invested in the underlying
    directly or indirectly                security. The values of
    guaranteed by the U.S.                derivatives may move in
    government.                           unexpected ways, especially in
                                          unusual market conditions, and
  .  Asset-backed Securities Risk:        may result in increased
     Payment of interest and              volatility. The use of
     repayment of principal may be        derivatives may also increase
     impacted by the cash flows           the amount of taxes payable by
     generated by the assets backing      shareholders. Other risks arise
     these securities. The value of       from the Acquiring Fund's
     the Acquired Fund's                  potential inability to
     asset-backed securities may          terminate or sell derivative
     also be affected by changes in       positions. A liquid secondary
     interest rates, the                  market may not always exist for
     availability of information          the Acquiring Fund's derivative
     concerning the interests in and      positions at times when the
     structure of the pools of            Acquiring Fund might wish to
     purchase contracts, financing        terminate or sell such
     leases or sales agreements that      positions. Over-the-counter
     are represented by these             instruments (investments not
     securities, the                      traded on an exchange) may be
     creditworthiness of the              illiquid, and transactions in
     servicing agent for the pool,        derivatives traded in the
     the originator of the loans or       over-the-counter market are
     receivables, or the entities         subject to the risk that the
     that provide any supporting          other party will not meet its
     letters of credit, surety            obligations. The Acquiring Fund
     bonds, or other credit               may not be able to find a
     enhancements.                        suitable derivative transaction
                                          counterparty, and thus may be
  .  Investments in Other Columbia        unable to invest in derivatives
     Funds: The Acquired Fund may         altogether.
     pursue its fixed income
     securities strategy by            .  Real Estate Risk: The Acquiring
     investing in Columbia Total          Fund may invest in REITs. REITs
     Return Bond Fund. BACAP and its      are entities which either own
     affiliates are entitled to           properties or make construction
     receive fees from Columbia           or mortgage loans. REITs also
     Total Return Bond Fund for           may include operating or
     providing advisory and other         finance companies. Investing in
     services, in addition to the         REITs involves certain unique
     fees which they are entitled to      risks in addition to those
     receive from the Acquired Fund       risks associated with the real
     for services provided directly.      estate industry in general. The
     Accordingly, shareholders may        prices of REITs are affected by
     pay additional fees, unless          changes in the value of the
     such fees are waived, because        underlying property owned by
     of the Acquired Fund's               the REITs. In addition,
     investment in another Fund.          although the Acquiring Fund
                                          does not invest directly in
                                          real estate, a REIT investment
                                          by the Acquiring Fund is
                                          subject to certain of the risks
                                          associated with the ownership
                                          of real estate. These risks
                                          include

                                        possible declines in the value
                                        of real estate, risks related to
                                        general and local economic
                                        conditions, possible lack of
                                        availability of mortgage funds
                                        and changes in interest rates.

                                      .  Call Risk: Call risk is the
                                         chance that during periods of
                                         falling interest rates, a bond
                                         issuer will "call" -- or repay
                                         -- its high-yielding bond
                                         before the bond's maturity
                                         date. The Acquiring Fund could
                                         experience a decline in income
                                         if it has to reinvest the
                                         unanticipated proceeds at a
                                         lower interest rate.

                                      .  Equity Risk: Since it purchases
                                         equity securities, the
                                         Acquiring Fund is subject to
                                         equity risk. This is the risk
                                         that stock prices will fall
                                         over short or extended periods
                                         of time. Although the stock
                                         market has historically
                                         outperformed other asset
                                         classes over the long term, the
                                         stock market tends to move in
                                         cycles. Individual stock prices
                                         may fluctuate drastically from
                                         day-to-day and may underperform
                                         other asset classes over an
                                         extended period of time.
                                         Individual companies may report
                                         poor results or be negatively
                                         affected by industry and/or
                                         economic trends and
                                         developments. The prices of
                                         securities issued by such
                                         companies may suffer a decline
                                         in response. These price
                                         movements may result from
                                         factors affecting individual
                                         companies, industries or the
                                         securities market as a whole.

                                      .  Value Stock Risk: Value stocks
                                         are stocks of companies that
                                         may have experienced adverse
                                         business or industry
                                         developments or may be subject
                                         to special risks that have
                                         caused the stocks to be out of
                                         favor and, in the adviser's
                                         opinion, undervalued. If the
                                         Acquiring Fund's adviser's
                                         assessment of a company's
                                         prospects is wrong, the price
                                         of the company's stock may
                                         fall, or may not approach the
                                         value the adviser has placed on
                                         it.

                                      .  Growth Stock Risk: Growth
                                         stocks are stocks of companies
                                         believed to have above-average
                                         potential for growth in revenue
                                         and earnings. Prices of growth
                                         stocks may be more sensitive to
                                         changes in current or expected
                                         earnings than the prices of
                                         other stocks. Growth stocks may
                                         not perform as well as value
                                         stocks or the stock market in
                                         general.

                                      .  Small- or Mid Cap Risk: Small-
                                         or mid-cap companies may be
                                         more susceptible to market
                                         downturns, and their prices
                                         could be more volatile. These
                                         companies are more likely than
                                         larger companies to have
                                         limited product lines,
                                         operating histories, markets or
                                         financial resources. They may
                                         depend heavily on a small
                                         management team and may trade
                                         less frequently, may trade in
                                         smaller volumes and may
                                         fluctuate more sharply in price
                                         than stocks of larger
                                         companies. In addition, such
                                         companies may not be widely
                                         followed by the investment
                                         community, which can lower the
                                         demand for their stocks.

                                      .  Convertible Risk: Convertible
                                         securities are securities that
                                         can be converted into common
                                         stock, such as certain debt
                                         securities and preferred stock.
                                         Convertible securities are
                                         subject to the usual risks
                                         associated with fixed income
                                         investments, such as interest
                                         rate risk and credit risk. In
                                         addition, because they react to
                                         changes in the value of the
                                         equity securities into which
                                         they will convert, convertible
                                         securities are also subject to
                                         market risk.

                                      .  Foreign Risk: Foreign
                                         securities are subject to
                                         special risks. Foreign markets
                                         can be extremely volatile.
                                         Fluctuations in currency
                                         exchange rates impact the value
                                         of foreign securities without a
                                         change in the intrinsic value
                                         of those securities. The
                                         liquidity of foreign securities
                                         may be more limited than that
                                         of domestic securities, which
                                         means that the Fund may, at
                                         times, be unable to sell
                                         foreign securities at desirable
                                         prices. Brokerage commissions,
                                         custodial fees, and other fees
                                         are generally higher for
                                         foreign investments. The
                                         Acquiring Fund may have limited
                                         legal recourse in the event of
                                         default with respect to certain
                                         debt securities issued by
                                         foreign governments. In
                                         addition, foreign governments
                                         may impose withholding taxes
                                         which would reduce the amount
                                         of income and capital gains
                                         available to distribute to
                                         shareholders. Other risks
                                         include: possible delays in the
                                         settlement of transactions or
                                         in the notification of income;
                                         less publicly available
                                         information about companies;
                                         the impact of political, social
                                         or diplomatic events; possible
                                         seizure, expropriation or
                                         nationalization of the company
                                         or its assets; and possible
                                         imposition of currency exchange
                                         controls.

   For more information about the principal investment risks and other investment risks of the Acquiring Fund, please see Appendix C.


   Please see the answer to question 4 above under "Questions and Answers Regarding Approval of the Merger" for more information regarding the investment goals, strategies and policies of the Funds.

Information about the Merger

  Terms of the Agreement and Plan of Reorganization

   If approved by the shareholders of the Acquired Fund, the Merger is expected to occur on May 1, 2006, or such other date as the parties may agree under the Agreement and Plan of Reorganization. The following is a brief summary of the principal terms of the Agreement and Plan of Reorganization. Please review Appendix A to this Prospectus/Proxy Statement for more information regarding the Agreement and Plan of Reorganization.

       . The Acquired Fund will transfer all of the assets and liabilities attributable to its shares to the Acquiring Fund in exchange for Class A shares of the Acquiring Fund with an aggregate net asset value equal to the net value of the transferred assets and liabilities.

       . The assets of each the Acquired Fund and the Acquiring Fund will be valued for purposes of the Merger as of the close of regular trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the business day next preceding the closing date of the Merger (currently scheduled to be May 1, 2006), or such other date as the parties may agree.

       . The Class A shares of the Acquiring Fund received by the Acquired Fund will be distributed to the shareholders of the Acquired Fund pro rata in accordance with their percentage ownership of the shares of the Acquired Fund in complete liquidation of the Acquired Fund.

       . After the Merger, the Acquired Fund will be terminated under state law.

       . The Merger requires approval by the Acquired Fund's shareholders and satisfaction of a number of other conditions; the Merger may be terminated at any time with the approval of the Trustees of Nations Trust and the Trustees of SRVIT.

   Shareholders should be aware that the Merger as proposed is not expected to result in recognition of gain or loss to shareholders for federal income tax purposes. Shares may be redeemed at any time prior to the consummation of the Merger.

  Shares that Shareholders Will Receive


   If the Acquisition occurs, shareholders of the Acquired Fund will receive Class A shares in the Acquiring Fund. As compared to the Acquired Fund shares currently owned by shareholders, the Acquiring Fund shares that shareholders will receive will have the following characteristics:


       . They will have an aggregate net asset value equal to the aggregate net asset value of a shareholder's current shares as of the business day before the closing of the Merger.

       . The Merger will not result in any changes to procedures for purchasing, redeeming and exchanging shares. Please see Appendix D to this Prospectus/Proxy Statement for more information about the current procedures for purchasing, redeeming and exchanging shares of the Acquiring Fund.


       . They will entitle shareholders to voting and other rights generally similar to those currently enjoyed by shareholders, but as shareholders of the Acquiring Fund. Please see Appendix E to this Prospectus/Proxy Statement for more information regarding the differences between the rights of shareholders of the Acquiring Fund and shareholders of the Acquired Fund.


       . The account options a shareholder has selected for handling distributions from the Acquired Fund will not change as a result of the Merger.

  Capitalization

   The following table shows, on an unaudited basis, the capitalization of the Nations Asset Allocation Portfolio (the "Acquired Fund") and the Liberty Asset Allocation Fund, Variable Series (the "Acquiring Fund") as of October 31, 2005 and on a pro forma combined basis, after giving effect to the acquisition of the assets and liabilities of the Acquired Fund by the Acquiring Fund, the capitalization of the Acquiring Fund at net asset value as of that date:


                                                                                Liberty Asset
                              Nations         Liberty Asset                    Allocation Fund,
                          Asset Allocation   Allocation Fund,                  Variable Series
                             Portfolio       Variable Series     Pro Forma        Pro Forma
                          (Acquired Fund)    (Acquiring Fund)   Adjustments     Combined/(1)/
                          ----------------   ---------------- -----------      ----------------
Class A
Net asset value..........   $20,550,941/(2)/   $188,805,348    $       0/(3)/    $209,356,289
Shares outstanding.......     1,996,955          12,715,500     (613,053)/(3)/   $ 14,099,402
Net asset value per share        $10.29              $14.85                            $14.85

Class B
Net asset value..........                      $ 62,872,446                      $ 62,872,446
Shares outstanding.......                         4,249,876                         4,249,876
Net asset value per share                            $14.79                            $14.79

--------
(1)Assumes the Merger was consummated on October 31, 2005 and is for information purposes only. No assurance can be given as to how many shares of the Liberty Asset Allocation Fund, Variable Series will be received by the shareholders of the Nations Asset Allocation Portfolio on the date the Merger takes place, and the foregoing should not be relied upon to reflect the number of shares of the Liberty Asset Allocation Fund, Variable Series that actually will be received on or after such date.

(2)One time proxy, accounting, legal and other costs of the reorganization as approved by the Board of Trustees of $21,070 has been borne by Nations Asset Allocation Portfolio.

(3)Shares of Nations Asset Allocation Portfolio are exchanged for Class A shares of Liberty Asset Allocation Fund, Variable Series, based on the net asset value per share of Liberty Asset Allocation Fund, Variable Series' Class A shares at the time of the merger.

  Reasons for the Merger and Trustees' Considerations


   The Trustees of Nations Trust, including all Trustees who are not "interested persons" (as such term is defined in the 1940 Act), based upon their evaluation of the information presented to them, and in light of their fiduciary duties under federal and state law, determined on behalf of the Acquired Fund that the Merger would be in the best interests of the Acquired Fund's shareholders and that the interests of existing shareholders in the Acquired Fund would not be diluted as a result of the Merger. The Trustees have unanimously approved the Agreement and Plan of Reorganization and the Merger, and recommend that Acquired Fund shareholders vote in favor of the Merger.

   Columbia Management proposed the Merger to the Trustees of Nations Trust at a meeting held on May 4-5, 2005.


   At the meeting, the Trustees (with the advice and assistance of independent counsel) considered, among other things, in no order of priority:

     1.the Merger as part of a continuing initiative to streamline and improve the mutual fund offerings of the Columbia Funds family and the Nations Funds family by eliminating overlapping funds and clarifying investor choices;

     2.various potential shareholder benefits of the Merger;

     3.the current asset level of the Acquired Fund and the combined pro forma asset level of the Acquiring Fund;

     4.the historical performance of the Acquired Fund and the Acquiring Fund
       (see "Performance Information" below), although no assurances can be given that the Acquiring Fund will achieve any particular level of performance after the Merger;

     5.the investment objectives and principal investment strategies of the Funds;

     6.that holders of shares of the Acquired Fund are expected to experience lower total net operating expense ratios as holders of Class A shares of the Acquiring Fund after the Merger.

     7.the anticipated tax-free nature of the exchange of shares in the Merger and other expected U.S. federal income tax consequences of the Merger, including limitations on the use of realized and unrealized losses for U.S. federal income tax purposes and the potential diminution of the ability to use such losses to offset future gains (see "Federal Income Tax Consequences" below);

     8.the potential benefits of the Merger to Columbia and its affiliates
       (e.g., the benefit of consolidating resources within Columbia
       Management);

     9.various aspects of the Merger and the Agreement and Plan of Reorganization, including the fact that the Acquiring Fund will be part of a Massachusetts business trust;

    10.the fact that shareholders of the Acquired Fund will experience no change in shareholder services as a result of the Merger;

    11.that Columbia Management, the Acquired Fund and the Acquiring Fund will bear the costs associated with the Merger, such costs to be borne by the Acquired Fund and the Acquiring Fund only to the extent that Columbia Management anticipates a reduction in expenses to shareholders of such fund in the first year following the Merger.

   If the Merger is approved by the shareholders, the transaction will combine the Acquired Fund's assets with those of the Acquiring Fund, resulting in a combined portfolio that is significantly larger than the Acquired Fund's. Larger mutual funds often have more buying power (for example, they have greater opportunity to purchase round lots of securities) and generally are better able to diversify their portfolios.

   Columbia Management also believes that the Merger helps eliminate overlapping products. The Acquired Fund and the Acquiring Fund are both asset allocation funds. Columbia Management believes that streamlining its product offerings in a particular asset segment will help to minimize investor confusion.

   The Acquired Fund and Acquiring Fund are currently managed by several of the same portfolio managers. Columbia Management believes that shareholders of both the Acquired Fund and the Acquiring Fund will benefit from centralized fund management.

  Performance Information

   The bar charts below show the percentage gain or loss in each calendar year for the 7-year period ending December 31, 2005, for shares of the Acquired Fund and the 10-year period ending December 31, 2005, for Class A shares of the Acquiring Fund. The bar charts should give you a general idea of how the Acquired Fund's and the Acquiring Fund's returns have varied from year to year. The bar charts include the effect of Fund expenses. The calculations of total returns assume the reinvestment of all dividends and capital gain distributions on the reinvestment dates. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, total returns would have been lower. As with all mutual funds, past performance is not an indication of future results. No assurance can be given that the Acquiring Fund will achieve any particular level of performance after the Merger.

   Additional discussion of the manner of calculating total return is contained in each Fund's Prospectus and Statement of Additional Information.

                      Nations Asset Allocation Portfolio

                                    [CHART]

1999    2000    2001    2002     2003     2004     2005
-----  ------  -----  -------   ------   ------   ------
1.44%  8.14%   -4.72% -13.54%   19.09%   8.21%    4.46%




                   For period shown in bar chart:
                   Best quarter: 2nd quarter 2003, 9.00%
                   Worst quarter: 3rd quarter 2001, -8.59%


           Liberty Asset Allocation Fund, Variable Series (Class A)

                                    [CHART]

 1996    1997    1998    1999    2000    2001    2002     2003    2004    2005
------  ------  ------  ------  ------  ------  ------   ------  ------  ------
15.63%  16.82%  12.54%  12.53%  -1.02%  -9.19%  -11.73%  20.46%  9.99%   6.53%




                   For period shown in bar chart:
                   Best quarter: 2nd quarter 2003, 12.39%
                   Worst quarter: 3rd quarter 2002, -10.73%


   The following tables list the average annual total return for shares of the Acquired Fund and the Class A shares of the Acquiring Fund for the one-year, five-year and ten-year (or since inception) periods ended December 31, 2005. These tables are intended to provide you with some indication of the risks of investing in the Acquired Fund and the Acquiring Fund.

   The table shows the Acquired Fund's average annual total return for each period, compared with the Russell 1000 Index and the Lehman Brothers U.S. Aggregate Index. The Russell 1000 Index is an unmanaged index comprised of the 1,000 largest stocks in the Russell 3000 Index. The Lehman Brothers U.S. Aggregate Index is an unmanaged index made up of the Lehman Brothers U.S. Government/Credit Index, Lehman Brothers Mortgage-Backed Securities Index, Lehman Brothers Asset-Backed Index and Lehman Brothers Commercial Mortgage-Backed Securities Index. The indices are not available for investment and do not reflect fees, brokerage commissions or other expenses of investing.

   The Acquiring Fund's average annual returns for the one-year, five-year and ten-year periods are compared to the Standard & Poor's 500 Index (S&P 500 Index), an unmanaged index that tracks the performance of 500 widely held, large-capitalization U.S. stocks. The Fund's returns are also compared to the Lehman Brothers Aggregate Bond Index (Lehman Aggregate Bond Index), an unmanaged index that tracks the performance of investment grade U.S. Treasury and agency securities, corporate bonds and mortgage-backed bonds. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed.

                      Nations Asset Allocation Portfolio

      Average Annual Total Returns -- For Periods Ended December 31, 2005

                                                                    Since
                                                 1 Year 5 Years Inception/(1)/
                                                 ------ ------- -------------
 Investor (%)...................................  4.46%  2.09%      2.26%
 Russell 1000 Index (%)
   (reflects no deductions for fees or expenses)  6.27%  1.07%      3.63%
 Lehman Brothers U.S. Aggregate Index (%)
   (reflects no deductions for fees or expenses)  2.43%  5.87%      6.05%

--------
(1)The inception date of the Acquired Fund is March 27, 1998. The returns for the indices are shown from that date.

                Liberty Asset Allocation Fund, Variable Series

      Average Annual Total Returns -- For Periods Ended December 31, 2005


                                                   1 Year 5 Years 10 Years
                                                   ------ ------- --------
Class A...........................................  6.53%  2.50%    6.72%
S&P 500 Index (%) (reflects no deductions for
  fees and expenses)..............................  4.91%  0.54%    9.07%
Lehman Aggregate Bond Index (%) (reflects no
  deductions for fees and expenses)...............  2.43%  5.87%    6.16%


  Federal Income Tax Consequences

   The Merger is intended to be a tax-free reorganization for federal income tax purposes. Ropes & Gray LLP will deliver to the Acquiring Fund and to the Acquired Fund an opinion, and the closing of the Merger will be conditioned on receipt by such Funds of such opinion, to the effect that, on the basis of existing provisions of the Internal Revenue Code of 1986, as amended (the "Code"), the Treasury regulations promulgated thereunder, current administrative rules and court decisions, generally for federal income tax purposes:

  .   the Merger will constitute a reorganization within the meaning of
      Section 368(a) of the Code, and the Acquired Fund and the Acquiring Fund each will be a "party to a reorganization" within the meaning of
      Section 368(b) of the Code;

  . under Section 361 of the Code, no gain or loss will be recognized by the Acquired Fund upon the transfer of its assets to the Acquiring Fund in exchange for Acquiring Fund shares and the assumption by the Acquiring Fund of the Acquired Fund's liabilities, or upon the distribution of Acquiring Fund shares by the Acquired Fund to its Separate Accounts as shareholders in liquidation;

  . under Section 354 of the Code, no gain or loss will be recognized by shareholders of the Acquired Fund on the distribution of Acquiring Fund shares to them in exchange for their shares of the Acquired Fund;

  . under Section 358 of the Code, the aggregate tax basis of the Acquiring Fund shares that the Acquired Fund's Separate Accounts receive as shareholders in exchange for their Acquired Fund shares will be the same as the aggregate tax basis of the Acquired Fund shares exchanged therefor;

  . under Section 1223(1) of the Code, an Acquired Fund Separate Account's holding period as a shareholder of the Acquiring Fund shares received will be determined by including the holding period for the Acquired Fund shares exchanged therefor, provided that the Separate Account as shareholder held the Acquired Fund shares as a capital asset;

  . under Section 1032 of the Code, no gain or loss will be recognized by the Acquiring Fund upon receipt of the assets transferred to the Acquiring Fund in exchange for Acquiring Fund shares and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund;

  . under Section 362(b) of the Code, the Acquiring Fund's tax basis in the assets that the Acquiring Fund receives from the Acquired Fund will be the same as the Acquired Fund's tax basis in such assets immediately prior to such exchange;

  . under Section 1223(2) of the Code, the Acquiring Fund's holding periods in such assets will include the Acquired Fund's holding periods in such assets; and

  . under Section 381 of the Code, the Acquiring Fund will succeed to the capital loss carryovers of the Acquired Fund, if any, but the use by the Acquiring Fund of any such capital loss carryovers (and of capital loss carryovers of the Acquiring Fund) may be subject to limitation under
      Section 383 of the Code.

   The opinion will be qualified to reflect that the Code requires that certain contracts or securities (including, in particular, futures contracts, certain foreign currency contracts, "nonequity" options and investments in "passive foreign investment companies") be marked-to-market (treated as sold for their fair market value) at the end of a taxable year (or upon their termination or transfer).

   The opinion will be based on certain factual certifications made by officers of the Acquired Fund and Nations Separate Accounts Trust and will also be based on customary assumptions. The opinion is not a guarantee that the tax consequences of the Merger will be as described above. The opinion will note and distinguish certain published precedent. There is no assurance that the Internal Revenue Service or a court would agree with the opinion.

   This description of the federal income tax consequences of the Merger is made without regard to the particular circumstances of any Contract Owner. Contract Owners are urged to consult their own tax advisers as to the specific consequences to them of the Merger, including the applicability and effect of state, local, non-U.S. and other tax laws.

   THE TRUSTEES OF THE TRUST, ON BEHALF OF THE ACQUIRED FUND, UNANIMOUSLY RECOMMEND APPROVAL OF THE AGREEMENT AND PLAN OF REORGANIZATION.

  Required Vote for Proposal

   Approval of the Agreement and Plan of Reorganization will require the affirmative vote of the holders of the lesser of (a) 67% or more of the shares present at the Meeting or represented by proxy, provided that the holders of more than 50% of the shares of the Acquired Fund are present at the Meeting or represented by proxy or (b) more than 50% of the Acquired Fund's shares. A vote of the shareholders of the Acquiring Fund is not needed to approve the Merger.

                                 III. GENERAL

Voting Information

   The Trustees are soliciting proxies from the shareholders of the Acquired Fund in connection with the Meeting, which has been called to be held at 10:00 a.m. Eastern time on March 15, 2006, at the offices of

Columbia Management Advisers, Inc., One Financial Center, Boston, Massachusetts 02111-2621. The meeting notice, this Prospectus/Proxy Statement and the Proxy Card are expected to be mailed to shareholders beginning on or about
February 8, 2006.


Information about Proxies and the Conduct of the Meeting


   Solicitation of Proxies. Proxies will be solicited primarily through the mailing of this Prospectus/Proxy Statement and its enclosures, but proxies also may be solicited through further mailings, telephone calls, personal interviews or e-mail by officers of the Acquired Fund or by employees or agents of Columbia Management and its affiliated companies. In addition, Computershare Fund Services, Inc., 280 Oser Avenue, Hauppage, NY 11788, has been engaged to
assist in the solicitation of proxies, at an estimated cost of $[    ].


   Voting Process. Shareholders can vote in any one of the following ways:

    a. By mail, by filling out and returning the enclosed Proxy Card;

    b. By phone, fax or Internet (see the enclosed Proxy Card for instructions); or

    c. In person at the Meeting.

   Shareholders who owned shares on the Record Date, are entitled to vote at the Meeting. Except for certain seed capital investments, all shares of the Acquired Fund are owned of record by sub-accounts of Separate Accounts of the Participating Insurance Companies established to fund benefits under Contracts issued by such Participating Insurance Companies.


   Contract Owner Instruction. The Participating Insurance Companies are mailing copies of these proxy materials to Contract Owners who, by completing and signing the accompanying voting instruction card, will instruct the Separate Accounts how they wish the shares of the Fund to be voted. Each Contract Owner is entitled to instruct his or her Participating Insurance Company as to how to vote its shares held on behalf of such Contract Owner. The Separate Accounts will vote shares of the Acquired Fund as instructed on the voting instruction cards by their Contract Owners. If a Contract Owner simply signs and returns the voting instruction card, the Separate Accounts will treat the card as an instruction to vote the shares represented thereby in favor of the Proposal. The Separate Accounts intend to vote shares for which no voting instruction cards are returned in the same proportion as the shares for which voting instruction cards are returned. Shares attributable to amounts retained by the Participating Insurance Companies will be voted in the same proportion as votes cast by Contract Owners. Accordingly, there are not expected to be any "broker non-votes." "Broker non-votes" are shares held by brokers or nominees as to which (i) the broker or nominee does not have discretionary voting power and (ii) the broker or nominee has not received instructions from the beneficial owner or other person who is entitled to instruct how the shares will be voted. Any Contract Owner giving instructions to a Participating Insurance Company has the power to revoke such instructions by mail by providing superseding instructions. All properly executed instructions received in time for the meeting will be voted as specified in the instructions. Because the Participating Insurance Companies may vote all Acquired Fund shares even if only a small number of Contract Owners forward voting instructions to the Insurance Companies, it is possible that a small number of Contract Owners dictate the outcome of the vote on the proposed Agreement and Plan of Reorganization.


   Quorum and Method of Tabulation. Shares represented by a duly executed proxy will be voted as instructed on the Proxy Card. If no instructions are given, the proxy will be voted in favor of the Proposal. A shareholder can revoke a proxy by sending a signed, written letter of revocation to the Secretary of the Acquired Fund, by properly executing and submitting a later-dated Proxy Card or by attending the Meeting and voting in person.

   Votes cast in person or by proxy at the Meeting will be counted by persons appointed by the Acquired Fund as tellers for the Meeting (the "Tellers"). Thirty-three and one-third percent (33/ 1//3%) of the shares of the

Acquired Fund entitled to vote on the Record Date, present in person or represented by proxy, constitute a quorum for the transaction of business by the shareholders of the Acquired Fund at the Meeting. In determining whether a quorum is present, the Tellers will count shares represented by proxies that reflect abstentions as shares that are present and entitled to vote. Abstentions will have the effect of a negative vote on the Proposal.

   Underwriter Address. The address of the Acquired Fund's and the Acquiring Fund's principal underwriter, Columbia Management Distributors, Inc., is One Financial Center, Boston, Massachusetts 02111.

   Share Ownership. Appendix B to this Prospectus/Proxy Statement lists the total number of shares outstanding as of the Record Date for the Acquired Fund and entitled to vote at the Meeting. It also identifies holders of more than five percent of the shares of the Acquired Fund, and contains information about the executive officers and Trustees of the Acquired Fund and their shareholdings in the Acquired Fund.

   Adjournments; Other Business. If the Acquired Fund has not received enough votes by the time of the Meeting to approve the Proposal, the persons named as proxies may propose that the Meeting be adjourned one or more times to permit further solicitation of proxies. Any adjournment requires the affirmative vote of a majority of the total number of shares voted on the matter, but, for purposes of adjournment only, any number of shares present at the Meeting or represented by proxy constitutes a quorum. The persons named as proxies will vote in favor of any such adjournment all proxies that they are entitled to vote in favor of the Proposal. They will vote against any such adjournment any proxies that direct them to vote against the Proposal. They will not vote any proxies that direct them to abstain from voting on the Proposal.

   The Meeting has been called to transact any business that properly comes before it. The only business that management of the Acquired Fund intends to present or knows that others will present is the Proposal. If any other matters properly come before the Meeting, and on all matters incidental to the conduct of the Meeting, the persons named as proxies intend to vote the proxies in accordance with their judgment, except where the Secretary of the Acquired Fund has previously received written instructions to the contrary from shareholders entitled to vote the shares.

          Appendix A -- Form of Agreement and Plan of Reorganization


   THIS AGREEMENT AND PLAN OF REORGANIZATION dated as of January 31, 2006 is by and among Nations Separate Account Trust (the "Trust"), a Delaware statutory trust, on behalf of Nations Asset Allocation Portfolio (the "Acquired Fund"), SteinRoe Variable Investment Trust (the "Acquiring Trust"), a Massachusetts business trust, on behalf of Liberty Asset Allocation Fund, Variable Series (the "Acquiring Fund"), and Columbia Management Advisers, LLC. ("Columbia").


   This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Sections 361(a) and Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the "Code"), and any successor provision. The reorganization will consist of the transfer of all of the assets of the Acquired Fund in exchange for Class A shares of beneficial interest of the Acquiring Fund (the "Acquisition Shares"), the assumption by the Acquiring Fund of the liabilities of the Acquired Fund (other than certain expenses of the reorganization contemplated hereby) and the distribution of the Acquisition Shares to the shareholders of the Acquired Fund in liquidation of the Acquired Fund, all upon the terms and conditions set forth in this Agreement.

   In consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1. TRANSFER OF ASSETS OF ACQUIRED FUND IN EXCHANGE FOR ASSUMPTION OF LIABILITIES AND ACQUISITION SHARES AND LIQUIDATION OF ACQUIRED FUND.

    1.1.Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein:

        a. The Acquired Fund will transfer and deliver to the Acquiring Fund, and the Acquiring Fund will acquire, all the assets of the Acquired Fund as set forth in paragraph 1.2;

        b. The Acquiring Fund will assume all of the Acquired Fund's liabilities and obligations of any kind whatsoever, whether absolute, accrued, contingent or otherwise, in existence on the Closing Date (as defined in paragraph 1.2 hereof) (the "Obligations"); except that expenses of the reorganization contemplated hereby to be paid by the Acquired Fund pursuant to paragraph 9.2 shall not be assumed or paid by the Acquiring Fund; and

        c. The Acquiring Fund will issue and deliver to the Acquired Fund in exchange for such assets the number of Acquisition Shares (including fractional shares, if any) determined by dividing the net asset values of the shares of the Acquired Fund, respectively, computed in the manner and as of the time and date set forth in paragraph 2.1, by the net asset value of one Acquisition Share, as applicable, computed in the manner and as of the time and date set forth in paragraph 2.2. Such transactions shall take place at the closing provided for in paragraph 3.1 (the "Closing").

    1.2.The assets of the Acquired Fund to be acquired by the Acquiring Fund shall consist of all cash, securities, dividends and interest receivable, receivables for shares sold and all other assets which are owned by the Acquired Fund on the closing date provided in paragraph
        3.1 (the "Closing Date") and any deferred expenses, other than unamortized organizational expenses, shown as an asset on the books of the Acquired Fund on the Closing Date. The Acquiring Fund agrees that all rights to indemnification and all limitations of liability existing in favor of the Acquired Fund's current and former Trustees and officers, acting in their capacities as such, under the Acquired Fund's Declaration of Trust and Bylaws as in effect as of the date of this Agreement shall survive the reorganization as obligations of the Acquiring Fund and shall continue in full force and effect, without any amendment thereto, and shall constitute rights which may be asserted against the Acquired Fund, its successors or assigns.

    1.3.As provided in paragraph 3.4, as soon after the Closing Date as is conveniently practicable (the "Liquidation Date"), the Acquired Fund will liquidate and distribute pro rata to its shareholders of record (the "Acquired Fund Shareholders"), determined as of the close of business on the Valuation Date (as defined in paragraph 2.1), Acquisition Shares received by the Acquired Fund pursuant to paragraph
        1.1. Such liquidation and distribution will be accomplished by the transfer of the Acquisition Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders and representing the respective pro rata number of Acquisition Shares due such shareholders. The Acquiring Fund shall not be obligated to issue certificates representing Acquisition Shares in connection with such exchange.

    1.4.With respect to Acquisition Shares distributable pursuant to paragraph
        1.3 to an Acquired Fund Shareholder holding a certificate or certificates for shares of the Acquired Fund, if any, on the Valuation Date, the Acquiring Fund will not permit such shareholder to receive Acquisition Share certificates therefor, exchange such Acquisition Shares for shares of other investment companies, effect an account transfer of such Acquisition Shares, or pledge or redeem such Acquisition Shares until the Acquiring Fund has been notified by the Acquired Fund or its agent that such Acquired Fund Shareholder has surrendered all his or her outstanding certificates for Acquired Fund shares or, in the event of lost certificates, posted adequate bond.

    1.5.As soon as practicable after the Closing Date, the Acquired Fund shall make all filings and take all other steps as shall be necessary and proper to effect its complete dissolution.

2. VALUATION.

    2.1.For the purpose of paragraph 1, the value of the Acquired Fund's assets to be acquired by the Acquiring Fund hereunder shall be the net asset value computed as of the close of regular trading on the New York Stock Exchange on the business day next preceding the Closing (such time and date being herein called the "Valuation Date") using the valuation procedures set forth in the Declaration of Trust of the Acquiring Fund and the then current prospectus or prospectuses or statement or statements of additional information of the Acquiring Fund (collectively, as amended or supplemented from time to time, the "Acquiring Fund Prospectus"), after deduction for the expenses of the reorganization contemplated hereby to be paid by the Acquired Fund pursuant to paragraph 9.2, and shall be certified by the Acquired Fund.

    2.2.For the purpose of paragraph 2.1, the net asset value of an Acquisition
        Share shall be the net asset value per share computed as of the close of regular trading on the New York Stock Exchange on the Valuation Date, using the valuation procedures set forth in the Declaration of Trust of the Acquiring Fund and the Acquiring Fund Prospectus.

3. CLOSING AND CLOSING DATE.

    3.1.The Closing Date shall be on May 1, 2006, or on such other date as the parties may agree. The Closing shall be held at 10:00 a.m. at Columbia's offices, One Financial Center, Boston, Massachusetts 02111, or at such other time and/or place as the parties may agree.

    3.2.The portfolio securities of the Acquired Fund shall be made available by the Acquired Fund to State Street Bank and Trust Company, as custodian for the Acquiring Fund (the "Custodian"), for examination no later than five business days preceding the Valuation Date. On the Closing Date, such portfolio securities and all the Acquired Fund's cash shall be delivered by the Acquired Fund to the Custodian for the account of the Acquiring Fund, such portfolio securities to be duly endorsed in proper form for transfer in such manner and condition as to constitute good delivery thereof in accordance with the custom of brokers or, in the case of portfolio securities held in the U.S. Treasury Department's book-entry system or by the Depository Trust Company, Participants Trust Company or other third party depositories, by transfer to the account of the Custodian in accordance with Rule 17f-4, Rule 17f-5 or Rule 17f-7, as the case may be, under the Investment Company Act of 1940, as amended (the "1940 Act") and accompanied by all necessary federal and state stock transfer stamps or a check for the appropriate purchase price thereof. The cash delivered shall be in the form of currency or certified or official bank checks, payable to the order of "State Street Bank and Trust Company, custodian for Liberty Asset Allocation Fund, Variable Series."

    3.3.In the event that on the Valuation Date (a) the New York Stock Exchange shall be closed to trading or trading thereon shall be restricted, or
        (b) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquired Fund or the Acquiring Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored; provided that if trading shall not be fully resumed and reporting restored within three business days of the Valuation Date, this Agreement may be terminated by the Acquiring Fund upon the giving of written notice to the other party.

    3.4.At the Closing, the Acquired Fund or its transfer agent shall deliver to the Acquiring Fund or its designated agent a list of the names and addresses of the Acquired Fund Shareholders and the number of outstanding shares of beneficial interest of the Acquired Fund owned by each Acquired Fund Shareholder, all as of the close of business on the Valuation Date, certified by any Vice President, Secretary or Assistant Secretary of the Acquired Fund. The Acquiring Fund will provide to the Acquired Fund evidence satisfactory to the Acquired Fund that the Acquisition Shares issuable pursuant to paragraph 1.1 have been credited to the Acquired Fund's account on the books of the Acquiring Fund. On the Liquidation Date, the Acquiring Fund will provide to the Acquired Fund evidence satisfactory to the Acquired Fund that such Acquisition Shares have been credited pro rata to open accounts in the names of the Acquired Fund Shareholders as provided in paragraph 1.3.

    3.5.At the Closing each party shall deliver to the other such bills of sale, instruments of assumption of liabilities, checks, assignments, stock certificates, receipts or other documents as such other party or its counsel may reasonably request in connection with the transfer of assets, assumption of liabilities and liquidation contemplated by paragraph 1.

4. REPRESENTATIONS AND WARRANTIES.

    4.1.The Trust, on behalf of the Acquired Fund, represents and warrants the following to the Acquiring Fund as of the date hereof and agrees to confirm the continuing accuracy and completeness in all material respects of the following on the Closing Date:

        a. The Trust is a statutory trust duly organized, validly existing and in good standing under the laws of the State of Delaware;

        b. The Trust is a duly registered investment company classified as a management company of the open-end type and its registration with the Securities and Exchange Commission as an investment company under the 1940 Act is in full force and effect, and the Acquired Fund is a separate series thereof duly designated in accordance with the applicable provisions of the Declaration of Trust of The Trust and the 1940 Act;

        c. The Acquired Fund is not in violation in any material respect of any provision of its Declaration of Trust or Bylaws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquired Fund is a party or by which the Acquired Fund is bound, and the execution, delivery and performance of this Agreement will not result in any such violation;

        d. The Acquired Fund has no material contracts or other commitments (other than this Agreement and such other contracts as may be entered into in the ordinary course of its business) which if terminated may result in material liability to the Acquired Fund or under which (whether or not terminated) any material payments for periods subsequent to the Closing Date will be due from the Acquired Fund;

        e. To the knowledge of the Acquired Fund, except as has been disclosed in writing to the Acquiring Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Acquired Fund or any of its properties or assets or any person whom the Acquired Fund may be obligated to indemnify in connection with such litigation, proceeding or investigation, and the Acquired Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects its business or its ability to consummate the transactions contemplated hereby;

        f. The statement of assets and liabilities, the statement of operations, the statement of changes in net assets, and the schedule of investments of the Acquired Fund at, as of and for the fiscal year ended December 31, 2004, audited by PricewaterhouseCoopers LLP, and the statement of assets and liabilities, the statement of operations, the statement of changes in net assets and the schedule of investments at, as of and for the six months ended June 30, 2005, copies of which have been furnished to the Acquiring Fund, fairly reflect the financial condition and results of operations of the Acquired Fund as of such date and for the period then ended in accordance with generally accepted accounting principles consistently applied, and the Acquired Fund has no known liabilities of a material amount, contingent or otherwise, other than those shown on the statements of assets referred to above or those incurred in the ordinary course of its business since June 30, 2005;

        g. Since June 30, 2005, there has not been any material adverse change in the Acquired Fund's financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), or any incurrence by the Acquired Fund of indebtedness, except as disclosed in writing to the Acquiring Fund. For the purposes of this subparagraph (g), distributions of net investment income and net realized capital gains, changes in portfolio securities, changes in the market value of portfolio securities or net redemptions shall be deemed to be in the ordinary course of business;

        h. As of the Closing Date, all federal and other tax returns and reports of the Acquired Fund required by law to have been filed by such date (giving effect to extensions) shall have been filed, and all federal and other taxes shown to be due on such returns and reports or on any assessment received shall have been paid, or provisions shall have been made for the payment thereof. All of the Acquired Fund's tax liabilities will have been adequately provided for on its books. To the best of the Acquired Fund's knowledge, it will not have had any tax deficiency or liability asserted against it or question with respect thereto raised, and it will not be under audit by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid;

        i. The Acquired Fund has met the requirements of subchapter M of the Code for treatment as a "regulated investment company" within the meaning of Section 851 of the Code in respect of each taxable year since the commencement of operations, and will continue to meet such requirements at all times through the Closing Date. The Acquired Fund has not at any time since its inception been liable for nor is now liable for any material income or excise tax pursuant to Section 852 or 4982 of the Code. The Acquired Fund is in compliance in all material respects with applicable regulations of the Internal Revenue Service pertaining to the reporting of dividends and other distributions on and redemptions of its capital stock and to withholding in respect of dividends and other distributions to shareholders, and is not liable for any material penalties which could be imposed thereunder;

        j. For all taxable years and all applicable quarters of the Acquired Fund from the date of its inception, the assets of the Acquired Fund have been sufficiently diversified that each segregated asset account investing all its assets in the Acquired Fund was adequately diversified within the meaning of Section 817(h) of the Code and applicable regulations thereunder.

        k. The authorized capital of The Trust consists of an unlimited number of shares of beneficial interest, no par value, of such number of different series as the Board of Trustees may authorize from time to time. The outstanding shares of beneficial interest in the Acquired Fund have, and at the Closing Date will have, the characteristics described in the Acquired Fund's then current prospectus or prospectuses or statement or statements of additional information (collectively, as amended from time to time, the "Acquired Fund Prospectus"). All issued and outstanding shares of the Acquired Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable (except as set forth in the Acquired Fund Prospectus) by the Acquired Fund, and will have been issued in compliance with all applicable registration or qualification requirements of federal and state securities laws. No options, warrants or other rights to subscribe for or purchase, or securities convertible into, any shares of beneficial interest in the Acquired Fund of any class are outstanding and none will be outstanding on the Closing Date;

        l. The Acquired Fund's investment operations from inception to the date hereof have been in compliance in all material respects with the investment policies and investment restrictions set forth in its prospectus or prospectuses and statement or statements of additional information as in effect from time to time, except as previously disclosed in writing to the Acquiring Fund;

        m. The execution, delivery and performance of this Agreement has been duly authorized by the Board of the Acquired Fund, and, upon approval thereof by the required majority of the shareholders of the Acquired Fund, this Agreement will constitute the valid and binding obligation of the Acquired Fund enforceable in accordance with its terms except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and other equitable principles;

        n. The Acquisition Shares to be issued to the Acquired Fund pursuant to paragraph 1 will not be acquired for the purpose of making any distribution thereof other than to the Acquired Fund Shareholders as provided in paragraph 1.3;

        o. The information provided by the Acquired Fund for use in the Registration Statement and Prospectus/Proxy Statement referred to in paragraph 5.3 shall be accurate and complete in all material respects and shall comply with federal securities and other laws and regulations as applicable thereto;

        p. No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated by this Agreement, except such as may be required under the Securities Act of 1933, as amended (the "1933 Act"), the Securities Exchange Act of 1934, as amended (the "1934 Act"), the 1940 Act and state securities or "Blue Sky" laws (which terms used herein shall include the laws of the District of Columbia and of Puerto Rico);

        q. At the Closing Date, the Acquired Fund will have good and marketable title to its assets to be transferred to the Acquiring Fund pursuant to paragraph 1.1 and will have full right, power and authority to sell, assign, transfer and deliver the Investments (as defined below) and any other assets and liabilities of the Acquired Fund to be transferred to the Acquiring Fund pursuant to this Agreement. At the Closing Date, subject only to the delivery of the Investments and any such other assets and liabilities and payment therefor as contemplated by this Agreement, the Acquiring Fund will acquire good and marketable title thereto and will acquire the Investments and any such other assets and liabilities subject to no encumbrances, liens or security interests whatsoever and without any restrictions upon the transfer thereof, except as previously disclosed to the Acquiring Fund. As used in this Agreement, the term "Investments" shall mean the Acquired Fund's investments shown on the schedule of its investments as of June 30, 2005, referred to in subparagraph 4.1(f) hereof, as supplemented with such changes in the portfolio as the Acquired Fund shall make, and changes resulting from stock dividends, stock split-ups, mergers and similar corporate actions through the Closing Date;

        r. At the Closing Date, the Acquired Fund will have sold such of its assets, if any, as are necessary to assure that, after giving effect to the acquisition of the assets of the Acquired Fund pursuant to this Agreement, the Acquiring Fund will remain a "diversified company" within the meaning of Section 5(b)(1) of the 1940 Act and in compliance with such other mandatory investment restrictions as are set forth in the Acquiring Fund Prospectus, as amended through the Closing Date; and

        s. No registration of any of the Investments would be required if they were, as of the time of such transfer, the subject of a public distribution by either of the Acquiring Fund or the Acquired Fund, except as previously disclosed by the Acquired Fund to the Acquiring Fund.

    4.2.The Acquiring Trust, on behalf of the Acquiring Fund, represents and warrants the following to the Acquired Fund as of the date hereof and agrees to confirm the continuing accuracy and completeness in all material respects of the following on the Closing Date:

        a. The Acquiring Trust is an unincorporated voluntary association with transferable shares of beneficial interest (commonly referred to as a business trust) duly organized, validly existing and in good standing under the laws of The Commonwealth of Massachusetts;

        b. The Acquiring Trust is a duly registered investment company classified as a management company of the open-end type and its registration with the Securities and Exchange Commission as an investment company under the 1940 Act is in full force and effect, and the Acquiring Fund is a separate series thereof duly designated in accordance with the applicable provisions of the Declaration of Trust of the Acquiring Trust and the 1940 Act;

        c. The Acquiring Fund Prospectus conforms in all material respects to the applicable requirements of the 1933 Act and the rules and regulations of the Securities and Exchange Commission thereunder and does not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and there are no material contracts to which the Acquiring Fund is a party that are not referred to in such Acquiring Fund Prospectus or in the registration statement of which it is a part;

        d. At the Closing Date, the Acquiring Fund will have good and marketable title to its assets;

        e. The Acquiring Fund is not in violation in any material respect of any provisions of its Declaration of Trust or Bylaws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Fund is a party or by which the Acquiring Fund is bound, and the execution, delivery and performance of this Agreement will not result in any such violation;

        f. To the knowledge of the Acquiring Fund, except as has been disclosed in writing to the Acquired Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Acquiring Fund or any of its properties or assets or any person whom the Acquiring Fund may be obligated to indemnify in connection with such litigation, proceeding or investigation, and the Acquiring Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects its business or its ability to consummate the transactions contemplated hereby;

        g. The statement of assets and liabilities, the statement of operations, the statement of changes in net assets, and the schedule of investments at, as of and for the fiscal year ended December 31, 2004, of the Acquiring Fund, audited by PricewaterhouseCoopers LLP, and the statement of assets and liabilities, the statement of operations, the statement of changes in net assets and the schedule of investments at, as of and for the six months ended June 30, 2005, copies of which have been furnished to the Acquired Fund, fairly reflect the financial condition and results of operations of the Acquiring Fund as of such date and for the period then ended in accordance with generally accepted accounting principles consistently applied, and the Acquiring Fund has no known liabilities of a material amount, contingent or otherwise, other than those shown on the statements of assets referred to above or those incurred in the ordinary course of its business since June 30, 2005;

        h. Since June 30, 2005, there has not been any material adverse change in the Acquiring Fund's financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), or any incurrence by the Acquiring Fund of indebtedness. For the purposes of this subparagraph (h), changes in portfolio securities, changes in the market value of portfolio securities or net redemptions shall be deemed to be in the ordinary course of business;

        i. As of the Closing Date, all federal and other tax returns and reports of the Acquiring Fund required by law to have been filed by such date (giving effect to extensions) shall have been filed, and all federal and other taxes shown to be due on such returns and reports or any assessments received shall have been paid, or provisions shall have been made for the payment thereof. All of the Acquiring Fund's tax liabilities will have been adequately provided for on its books. To the best of the Acquiring Fund's knowledge, it will not have not have had any tax deficiency or liability asserted against it or question with respect thereto raised, and it will not be under audit by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid;

        j. The Acquiring Fund has met the requirements of subchapter M of the Code for treatment as a "regulated investment company" within the meaning of Section 851 of the Code in respect of each taxable year since the commencement of operations, and will continue to meet such requirements at all times through the Closing Date. The Acquiring Fund has not at any time since its inception been liable for nor is now liable for any material income or excise tax pursuant to Section 852 or 4982 of the Code. The Acquiring Fund is in compliance in all material respects with applicable regulations of the Internal Revenue Service pertaining to the reporting of dividends and other distributions on and redemptions of its capital stock and to withholding in respect of dividends and other distributions to shareholders, and is not liable for any material penalties which could be imposed thereunder;

        k. For all taxable years and all applicable quarters of the Acquiring Fund from the date of its inception, the assets of the Acquiring Fund have been sufficiently diversified that each segregated asset account investing all its assets in the Acquired Fund was adequately diversified within the meaning of Section 817(h) of the Code and applicable regulations thereunder.

        l. The authorized capital of the Acquiring Trust consists of an unlimited number of shares of beneficial interest, no par value, of such number of different series as the Board of Trustees may authorize from time to time. The outstanding shares of beneficial interest in the Acquiring Fund are, and at the Closing Date will be, divided into Class A shares and Class B shares, each having the characteristics described in the Acquiring Fund Prospectus. All issued and outstanding shares of the Acquiring Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable (except as set forth in the Acquiring Fund Prospectus) by the Acquiring Fund, and will have been issued in compliance with all applicable registration or qualification requirements of federal and state securities laws. No options, warrants or other rights to subscribe for or purchase, or securities convertible into, any shares of beneficial interest in the Acquiring Fund of any class are outstanding and none will be outstanding on the Closing Date;

        m. The Acquiring Fund's investment operations from inception to the date hereof have been in compliance in all material respects with the investment policies and investment restrictions set forth in the Acquiring Fund Prospectus;

        n. The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquiring Fund, and this Agreement constitutes the valid and binding obligation of the Acquiring Fund enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and other equitable principles;

        o. The Acquisition Shares to be issued and delivered to the Acquired Fund pursuant to the terms of this Agreement will at the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued Class A shares of beneficial interest in the Acquiring Fund, and will be fully paid and non-assessable (except as set forth in the Acquiring Fund Prospectus) by the Acquiring Fund, and no shareholder of the Acquiring Fund will have any preemptive right of subscription or purchase in respect thereof;

        p. The information to be furnished by the Acquiring Fund for use in the Registration Statement and Prospectus/Proxy Statement referred to in paragraph 5.3 shall be accurate and complete in all material respects and shall comply with federal securities and other laws and regulations applicable thereto; and

        q. No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated by this Agreement, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act and state securities or "Blue Sky" laws (which term as used herein shall include the laws of the District of Columbia and of Puerto Rico).

5. COVENANTS OF THE ACQUIRED FUND AND THE ACQUIRING FUND.

   The Acquired Fund and Acquiring Fund hereby covenant and agree as follows:

    5.1.The Acquiring Fund and the Acquired Fund each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include regular and customary periodic dividends and distributions.

    5.2.The Acquired Fund will call a meeting of its shareholders to be held prior to the Closing Date to consider and act upon this Agreement and take all other reasonable action necessary to obtain the required shareholder approval of the transactions contemplated hereby.

    5.3.In connection with the Acquired Fund shareholders' meeting referred to in paragraph 5.2, the Acquired Fund will prepare a Prospectus/Proxy Statement for such meeting, to be included in a Registration Statement on Form N-14 (the "Registration Statement") which the Acquiring Fund will prepare and file for registration under the 1933 Act of the Acquisition Shares to be distributed to the Acquired Fund shareholders pursuant hereto, all in compliance with the applicable requirements of the 1933 Act, the 1934 Act, and the 1940 Act.

    5.4.The information to be furnished by the Acquired Fund for use in the Registration Statement and the information to be furnished by the Acquiring Fund for use in the Prospectus/Proxy Statement, each as referred to in paragraph 5.3, shall be accurate and complete in all material respects and shall comply with federal securities and other laws and regulations thereunder applicable thereto.

    5.5.The Acquiring Fund will advise the Acquired Fund promptly if at any time prior to the Closing Date the assets of the Acquired Fund include any securities which the Acquiring Fund is not permitted to acquire.

    5.6.Subject to the provisions of this Agreement, the Acquired Fund and the Acquiring Fund will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to cause the conditions to the other party's obligations to consummate the transactions contemplated hereby to be met or fulfilled and otherwise to consummate and make effective such transactions.

    5.7.The Acquiring Fund will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state securities or "Blue Sky" laws as it may deem appropriate in order to continue its operations after the Closing Date.

6. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND.

   The obligations of the Acquired Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, to the following further conditions:

    6.1.The Acquiring Fund shall have delivered to the Acquired Fund a certificate executed in its name by its President or Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to the Acquired Fund and dated as of the Closing Date, to the effect that the representations and warranties of the Acquiring Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and that the Acquiring Fund has complied with all the covenants and agreements and satisfied all of the conditions on their parts to be performed or satisfied under this Agreement at or prior to the Closing Date.

    6.2.The Acquired Fund shall have received a favorable opinion of Ropes &
        Gray LLP, counsel to the Acquiring Fund for the transactions contemplated hereby, dated the Closing Date and, in a form satisfactory to the Acquired Fund, to the following effect:

        a. The Acquiring Trust is an unincorporated voluntary association with transferable shares of beneficial interest (commonly referred to as a business trust) duly organized and validly existing under the laws of The Commonwealth of Massachusetts and has power to own all of its properties and assets and to carry on its business as presently conducted, and the Acquiring Fund is a separate series thereof duly constituted in accordance with the applicable provisions of the 1940 Act and the Declaration of Trust and Bylaws of the Acquiring Trust;

        b. This Agreement has been duly authorized, executed and delivered on behalf of the Acquiring Fund and, assuming the Registration Statement and the Prospectus/Proxy Statement referred to in paragraph 5.3 comply with applicable federal securities laws and assuming the due authorization, execution and delivery of this Agreement by the Acquired Fund, is the valid and binding obligation of the Acquiring Fund enforceable against the Acquiring Fund in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and other equitable principles;

        c. The Acquiring Fund has the power to assume the liabilities to be assumed by it hereunder and upon consummation of the transactions contemplated hereby the Acquiring Fund will have duly assumed such liabilities;

        d. The Acquisition Shares to be issued for transfer to the Acquired Fund Shareholders as provided by this Agreement are duly authorized and upon such transfer and delivery will be validly issued and outstanding and fully paid and nonassessable Class A shares of beneficial interest in the Acquiring Fund, and no shareholder of the Acquiring Fund has any preemptive right of subscription or purchase in respect thereof;

        e. The execution and delivery of this Agreement did not, and the performance by the Acquiring Fund of its obligations hereunder will not, violate the Acquiring Fund's Declaration of Trust or Bylaws, or any provision of any agreement known to such counsel to which the Acquiring Fund is a party or by which it is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment, or decree to which the Acquiring Fund is a party or by which it is bound;

        f. To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated by this Agreement except such as may be required under state securities or "Blue Sky" laws or such as have been obtained;

        g. Such counsel does not know of any legal or governmental proceedings relating to the Acquiring Fund existing on or before the date of mailing of the Prospectus/Proxy Statement referred to in paragraph
            5.3 or the Closing Date required to be described in the Registration Statement which are not described as required;

        h. The Trust is registered with the Securities and Exchange Commission as an investment company under the 1940 Act; and

        i. To the knowledge of such counsel, except as has been disclosed in writing to the Acquired Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Acquiring Fund or any of its properties or assets or any person whom the Acquiring Fund may be obligated to indemnify in connection with such litigation, proceeding or investigation, and the Acquiring Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects its business or its ability to consummate the transactions contemplated hereby.

7. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND.

   The obligations of the Acquiring Fund to complete the transactions provided for herein shall be subject, at its election, to the performance by the Acquired Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, to the following further conditions:

    7.1.The Acquired Fund shall have delivered to the Acquiring Fund a certificate executed in its name by its President or Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to the Acquiring Fund and dated as of the Closing Date, to the effect that the representations and warranties of the Acquired Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and that the Acquired Fund have complied with all the covenants and agreements and satisfied all of the conditions on their parts to be performed or satisfied under this Agreement at or prior to the Closing Date;

    7.2.The Acquiring Fund shall have received a favorable opinion of Morrison & Foerster LLP, counsel to the Acquired Fund for the transactions contemplated hereby, dated the Closing Date and in a form satisfactory to the Acquiring Fund, to the following effect:

        a. The Trust is a statutory trust duly organized and validly existing under the laws of the State of Delaware and has power to own all of its properties and assets and to carry on its business as presently conducted, and the Acquired Fund is a separate series thereof duly constituted in accordance with the applicable provisions of the 1940 Act and the Declaration of Trust and Bylaws of The Trust;

        b. This Agreement has been duly authorized, executed and delivered on behalf of the Acquired Fund and, assuming the Registration Statement and the Prospectus/Proxy Statement referred to in paragraph 5.3 comply with applicable federal securities laws and assuming the due authorization, execution and delivery of this Agreement by the Acquiring Fund, is the valid and binding obligation of the Acquired Fund enforceable against the Acquired Fund in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and other equitable principles;

        c. The Acquired Fund has the power to sell, assign, transfer and deliver the assets to be transferred by it hereunder, and, upon consummation of the transactions contemplated hereby, the Acquired Fund will have duly transferred such assets to the Acquiring Fund;

        d. The execution and delivery of this Agreement did not, and the performance by the Acquired Fund of its obligations hereunder will not, violate the Acquiring Fund's Declaration of Trust or Bylaws, or any provision of any agreement known to such counsel to which the Acquired Fund is a party or by which it is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment, or decree to which the Acquired Fund is a party or by which it is bound;

        e. To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated by this Agreement, except such as have been obtained;

        f. Such counsel does not know of any legal or governmental proceedings relating to the Acquired Fund existing on or before the date of mailing of the Prospectus/Proxy Statement referred to in paragraph
            5.3 or the Closing Date required to be described in the Registration Statement which are not described as required;

        g. The Trust is registered with the Securities and Exchange Commission as an investment company under the 1940 Act; and

        h. To the knowledge of such counsel, except as has been disclosed in writing to the Acquiring Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Acquired Fund or any of its properties or assets or any person whom the Acquired Fund may be obligated to indemnify in connection with such litigation, proceeding or investigation, and the Acquired Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects its business or its ability to consummate the transactions contemplated hereby.


    7.3.Prior to the Closing Date, the Acquired Fund shall have declared a dividend or dividends which, together with all previous dividends, shall have the effect of distributing all of the Acquired Fund's investment company taxable income for its taxable years ending on or after December 31, 2004, and on or prior to the Closing Date (computed without regard to any deduction for dividends paid), and all of its net capital gains realized in each of its taxable years ending on or after December 31, 2004, and on or prior to the Closing Date.


    7.4.The Acquired Fund shall have furnished to the Acquiring Fund a certificate, signed by the President (or any Vice President) and the Treasurer of the Acquired Fund, as to the adjusted tax basis in the hands of the Acquired Fund of the securities delivered to the Acquiring Fund pursuant to this Agreement.

    7.5.The custodian of the Acquired Fund shall have delivered to the Acquiring Fund a certificate identifying all of the assets of the Acquired Fund held by such custodian as of the Valuation Date.

8. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF EACH OF THE ACQUIRING FUND AND THE ACQUIRED FUND.

   The respective obligations of the Acquired Fund and the Acquiring Fund hereunder are subject to the further conditions that on or before the Closing
Date:

    8.1.This Agreement and the transactions contemplated herein shall have received all necessary shareholder approvals at the meeting of shareholders of the Acquired Fund referred to in paragraph 5.2.

    8.2.On the Closing Date no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated hereby.

    8.3.All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Securities and Exchange Commission and of state "Blue Sky" and securities authorities) deemed necessary by the Acquired Fund and the Acquiring Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund.

    8.4.The Registration Statement shall have become effective under the 1933
        Act and no stop order suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

    8.5.The Acquired Fund and the Acquiring Fund shall have received a favorable opinion of Ropes & Gray LLP dated on the Closing Date (which opinion will be subject to certain qualifications) satisfactory to both parties substantially to the effect that, on the basis of the existing provisions of the Code, Treasury regulations promulgated thereunder, current administrative rules and court decisions, generally for federal income tax purposes:

        a. The acquisition by the Acquiring Fund of the assets of the Acquired Fund in exchange for the Acquiring Fund's assumption of the liabilities and Obligations of the Acquired Fund and issuance of the Acquisition Shares, followed by the distribution by the Acquired Fund of such Acquisition Shares to the shareholders of the Acquired Fund in exchange for their shares of the Acquired Fund, all as provided in paragraph 1 hereof, will constitute a reorganization within the meaning of Section 368(a) of the Code, and the Acquired Fund and the Acquiring Fund will each be "a party to a reorganization" within the meaning of Section 368(b) of the Code;

        b. No gain or loss will be recognized by the Acquired Fund (i) upon the transfer of its assets to the Acquiring Fund in exchange for the Acquisition Shares and the assumption by the Acquiring Fund of the obligations of the Acquired Fund or (ii) upon the distribution of the Acquisition Shares by the Acquired Fund to its shareholders in liquidation, as contemplated in paragraph 1 hereof;

        c. No gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Acquired Fund in exchange for the assumption of the Obligations of the Acquired Fund and issuance of the Acquisition Shares as contemplated in paragraph 1 hereof;

        d. The tax basis of the assets of the Acquired Fund acquired by the Acquiring Fund will be the same as the tax basis of such assets in the hands of the Acquired Fund immediately prior to the transfer;

        e. The holding periods of the assets of the Acquired Fund in the hands of the Acquiring Fund will include the periods during which such assets were held by the Acquired Fund;

        f. No gain or loss will be recognized by the Acquired Fund Separate Accounts as shareholders upon the exchange of all of their Acquired Fund shares for the Acquisition Shares;

        g. The aggregate tax basis of the Acquisition Shares to be received by each Separate Account as shareholder of the Acquired Fund will be the same as the aggregate tax basis of the Acquired Fund shares exchanged therefor;

        h. An Acquired Fund Separate Account' holding period as shareholder of for the Acquiring Fund Shares Acquisition Shares to be received will include the period during which the Acquired Fund shares exchanged therefor were held, provided that the Separate Accounts as shareholder held the Acquired Fund shares as a capital asset on the date of the exchange; and

        i. The Acquiring Fund will succeed to and take into account the items of the Acquired Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the regulations thereunder.

   The opinion will be qualified to reflect that the Code requires that certain contracts or securities (including, in particular, futures contracts, certain foreign currency contracts, "nonequity" options and investments in "passive foreign investment companies") be marked-to-market (treated as sold for their fair market value) at the end of a taxable year (or upon their termination or transfer).

   The opinion will be based on certain factual certifications made by officers of the Acquired Fund and The Trust and also will be based on customary assumptions. The opinion is not a guarantee that the tax consequences of the Acquisition will be as described above. The opinion will note and distinguish certain published precedent. There is no assurance that the Internal Revenue Service or a court would agree with the opinion.

    8.6.At any time prior to the Closing, any of the foregoing conditions of this Agreement may be waived by the Board of the Acquired Fund or the Acquiring Fund, if, in its judgment, such waiver will not have a material adverse effect on the interests of the shareholders of the Acquired Fund or the Acquiring Fund.

9. BROKERAGE FEES AND EXPENSES.

    9.1.The Acquired Fund and the Acquiring Fund each represents and warrants to the other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.


    9.2 All fees paid to governmental authorities for the registration or qualification of the Acquisition Shares and all transfer agency costs related to the Acquisition Shares shall be allocated to the Acquiring Fund. All fees and expenses related to printing and mailing communications to Acquired Fund shareholders shall be allocated to the Acquired Fund. All of the other expenses of the transactions, including without limitation, accounting, legal and custodial expenses, contemplated by this Agreement shall be allocated equally between the Acquiring Fund and the Acquired Fund. The expenses detailed above shall be borne as follows:

        (a) as to expenses allocable to the Acquiring Fund, one hundred percent (100%) shall be borne by Columbia, and

        (b) as to expenses allocable to the Acquired Fund, thirty-one percent (31%) of such expenses shall be borne by the Acquired Fund and sixty-nine percent (69%) of such expenses shall be borne by Columbia. In the event the Closing does not occur, Columbia shall bear all such expenses.


10.ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES.

   10.1.The Acquired Fund and the Acquiring Fund agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

   10.2.The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder except paragraphs 1.1, 1.3, 1.5, 5.4, 9, 10, 13 and 14.

11.TERMINATION.

   11.1.This Agreement may be terminated by the mutual agreement of the Acquired Fund and the Acquiring Fund. In addition, either the Acquired Fund or the Acquiring Fund may at its option terminate this Agreement at or prior to the Closing Date because:

        a. of a material breach by the other of any representation, warranty, covenant or agreement contained herein to be performed by the other party at or prior to the Closing Date;

        b. a condition herein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met; or

        c. any governmental authority of competent jurisdiction shall have issued any judgment, injunction, order, ruling or decree or taken any other action restraining, enjoining or otherwise prohibiting this Agreement or the consummation of any of the transactions contemplated herein and such judgment, injunction, order, ruling, decree or other action becomes final and non-appealable; provided that the party seeking to terminate this Agreement pursuant to this
            Section 11.1(c) shall have used its reasonable best efforts to have such judgment, injunction, order, ruling, decree or other action lifted, vacated or denied.

        If the transactions contemplated by this Agreement have not been substantially completed by [December 31, 2006,] this Agreement shall automatically terminate on that date unless a later date is agreed to by both the Acquired Fund and the Acquiring Fund.

   11.2.If for any reason the transactions contemplated by this Agreement are not consummated, no party shall be liable to any other party for any damages resulting therefrom, including without limitation consequential damages.

12.AMENDMENTS.

   This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Acquired Fund and the Acquiring Fund; provided, however, that following the shareholders' meeting called by the Acquired Fund pursuant to paragraph 5.2 no such amendment may have the effect of changing the provisions for determining the number of the Acquisition Shares to be issued to shareholders of the Acquired Fund under this Agreement to the detriment of such shareholders without their further approval.

13.NOTICES.

   Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by prepaid telegraph, telecopy or certified mail addressed to the Acquired Fund or the Acquiring Fund at One Financial Center, Boston, Massachusetts 02111, Attention:
Secretary.

14.HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT; NON-RECOURSE.

   14.1.The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

   14.2.This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

   14.3.This Agreement shall be governed by and construed in accordance with the domestic substantive laws of The Commonwealth of Massachusetts, without giving effect to any choice or conflicts of law rule or provision that would result in the application of the domestic substantive laws of any other jurisdiction.

   14.4.This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

   14.5.A copy of the Declaration of Trust of the Acquiring Fund is on file with the Secretary of The Commonwealth of Massachusetts, and notice is hereby given that no trustee, officer, agent or employee of the Acquiring Fund shall have any personal liability under this Agreement, and that this Agreement is binding only upon the assets and properties of the Acquiring Fund.

               [The rest of this page intentionally left blank.]

   IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed as a sealed instrument by its President, a Vice President or Treasurer and its corporate seal to be affixed thereto and attested by its Secretary or Assistant Secretary.

                                           NATIONS SEPARATE ACCOUNT TRUST
                                           on behalf of Nations Asset
                                           Allocation Portfolio

                                           By:
                                                  ------------------------------
                                           Name:  Christopher L. Wilson
                                           Title: President

                                           STEINROE VARIABLE INVESTMENT TRUST
                                           on behalf of Liberty Asset
                                           Allocation Fund, Variable Series

                                           By:
                                                  ------------------------------
                                           Name:  Christopher L. Wilson
                                           Title: President

                                           Solely for purposes of Paragraph 9.2
                                           of the Agreement
                                           COLUMBIA MANAGEMENT ADVISERS, LLC.

                                           By:
                                                  ------------------------------
                                           Name:  J. Kevin Connaughton
                                           Title: President

                        Appendix B -- Fund Information

Shares of the Acquired Fund Outstanding and Entitled to Vote

   For the shares of the Acquired Fund that are entitled to vote at the Meeting, the number of shares outstanding as of January 3,2006 was as follows:

                                       Number of Shares
                                   Outstanding and Entitled
                     Fund                  to Vote
                     ----          ------------------------
                     Acquired Fund      1,974,814.771

Ownership of Shares


   As of December 31, 2005, Nations Trust believes that, as a group, the Trustees and officers, as the case may be, of the Acquired Fund owned less than one percent of each class of shares of the Acquired Fund. As of January 3,2006, the following shareholders of record each owned five percent or more of the outstanding shares of the noted class of shares of the Acquired Fund or the Acquiring Fund:


                      Nations Asset Allocation Portfolio
                                (Acquired Fund)

                                                                          Percentage of
                                                                           Outstanding
                                               Number of   Percentage of Shares of Class
                                              Outstanding   Outstanding    Owned Upon
                                               Shares of     Shares of    Consummation
      Name and Address of Shareholder         Class Owned   Class Owned      Merger*
      -------------------------------        ------------- ------------- ---------------
HARTFORD LIFE INSURANCE COMPANY              1,818,214.417     93.16%         9.23%
SEPARATE ACCOUNT TWO
ATTN DAVID TEN BROECK
P O BOX 2999
HARTFORD CT 06104-2999

VARIABLE SEPARATE ACCOUNT OF ANCHOR NATIONAL
  LIFE INSURANCE CO
PO BOX 54299
LOS ANGELES CA 90054-0299                      132,693.057      6.80%         0.67%

                Liberty Asset Allocation Fund, Variable Series
                               (Acquiring Fund)

Class A

                                                                         Percentage of
                                                                          Outstanding
                                              Number of   Percentage of Shares of Class
                                             Outstanding   Outstanding    Owned Upon
                                              Shares of     Shares of    Consummation
      Name and Address of Shareholder        Class Owned   Class Owned    of Merger*
      -------------------------------       ------------- ------------- ---------------
SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.) 4,131,943.728     34.11%         30.73%
C/O SUN LIFE FINANCIAL
PO BOX 9133
WELLESLEY HILLS MA 02481-9133

KEYPORT                                     1,505,497.029     12.43%         11.20%
C/O SUN LIFE FINANCIAL
PO BOX 9133
WELLESLEY HILLS MA 02481-9133

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.) 3,875,979.257     32.00%         28.83%
C/O SUN LIFE FINANCIAL
PO BOX 9133
WELLESLEY HILLS MA 02481-9133

                                                                         Percentage of
                                                                          Outstanding
                                              Number of   Percentage of Shares of Class
                                             Outstanding   Outstanding    Owned Upon
                                              Shares of     Shares of    Consummation
      Name and Address of Shareholder        Class Owned   Class Owned    of Merger*
      -------------------------------       ------------- ------------- ---------------
AMERICAN SKANDIA LIFE ASSURANCE               950,306.636      7.85%          7.07%
C/O ATTN ALISON MITNICK
1 CORPORATE DRIVE
9TH FLOOR
SHELTON CT 06484

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.) 3,021,320.073     73.04%         73.04%
C/O SUN LIFE FINANCIAL
PO BOX 9133
WELLESLEY HILLS MA 02481-9133

KEYPORT                                       588,874.931     14.24%         14.24%
C/O SUN LIFE FINANCIAL
PO BOX 9133
WELLESLEY HILLS MA 02481-9133

SUN LIFE FINANCIAL                            447,803.348     10.83%         10.83%
PO BOX 9133
WELLESLEY HILLS MA 02481-9133

--------

* Percentage owned assuming completion of the Merger on January 19, 2006.

          Appendix C -- Information Applicable to the Acquiring Fund


   Below is information regarding Liberty Asset Allocation Fund, Variable
Series:


                                   THE TRUST

   Liberty Asset Allocation Fund, Variable Series (the "Fund") is a mutual fund series of SteinRoe Variable Investment Trust (the "Trust"). The Trust includes five separate mutual funds ("Funds"), each with its own investment goal and strategies. The Fund is an investment option under variable annuity contracts ("VA contracts") and variable life insurance policies ("VLI policies") issued by life insurance companies ("Participating Insurance Companies").
Participating Insurance Companies invest in the Fund through separate accounts that they set up for that purpose. Owners of VA contracts and VLI policies invest in sub-accounts of those separate accounts through instructions they give to their insurance company. The principal underwriter of the Funds is Columbia Management Distributors, Inc. ("CMD"). CMD is a direct wholly owned subsidiary of Columbia Management Advisers, Inc., the Funds' investment adviser.

   The prospectuses of the Participating Insurance Companies' separate accounts describe which Funds are available to the purchasers of their own VA contracts and VLI policies. The Trust assumes no responsibility for the accuracy or adequacy of those prospectuses.

                          PRINCIPAL INVESTMENT RISKS

   The principal risks of investing in the Acquiring Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.

   Management risk means that the adviser's investment decisions might produce losses or cause the Acquiring Fund to underperform when compared to other funds with a similar investment goal. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Acquiring Fund will achieve its investment goal or perform favorably among comparable funds.

   Interest rate risk is the risk of a change in the price of a bond when prevailing interest rates increase or decline. In general, if interest rates rise, bond prices fall, and if interest rates fall, bond prices rise. Changes in the values of bonds usually will not affect the amount of income the Acquiring Fund receives from them but will affect the value of the Acquiring Fund's shares. Interest rate risk is generally greater for bonds with longer maturities.

   Issuer risk is the possibility that changes in the financial condition of the issuer of a security, changes in general economic conditions, or changes in economic conditions that affect the issuer may impact its actual or perceived willingness or ability to make timely payments of interest or principal. Because the Acquiring Fund may invest in debt securities issued or supported by private entities, including corporate bonds, municipal bonds and mortgage-backed and asset-backed securities, the Acquiring Fund is subject to issuer risk. This could result in a decrease in the price of the security and in some cases a decrease in income.

   Structure risk is the risk that an event will occur (such as a security being prepaid or called) that alters the security's cash flows. Prepayment risk is a particular type of structure risk that is associated with investments in asset-backed and mortgage-backed securities. With respect to investments in asset-backed and mortgage-backed securities, prepayment risk is the possibility that, as prevailing interest rates fall, homeowners are more likely to refinance their home mortgages. When mortgages are refinanced, the principal on mortgage backed securities is paid earlier than expected. In an environment of declining interest rates, asset-backed and mortgage-backed securities may offer less potential for gain than other debt securities. During periods of rising interest rates, asset-backed and mortgage-backed securities have a high risk of declining in price because the declining prepayment rates effectively increase the expected life of the security. In addition, the potential impact of prepayment on the price of asset-backed and mortgage-backed securities may be difficult to predict and result in greater volatility.

   Reinvestment risk is the risk that income from the Acquiring Fund's debt securities will decline if and when the Acquiring Fund invests the proceeds from matured, traded or called securities at market interest rates that are below the current earnings rate of the Acquiring Fund's portfolio.

   Lower-rated debt securities, commonly referred to as "junk bonds," involve greater risk of loss due to credit deterioration and are less liquid, especially during periods of economic uncertainty or change, than higher-quality debt securities. Lower-rated debt securities generally have a higher risk that the issuer of the security may default and not make payment of interest or principal.

   Derivatives involve special risks and may result in losses. Derivative strategies often involve leverage, which may exaggerate a loss, potentially causing the Acquiring Fund to lose more money than it would have had it invested in the underlying security. The values of derivatives may move in unexpected ways, especially in unusual market conditions, and may result in increased volatility. The use of derivatives may also increase the amount of taxes payable by shareholders. Other risks arise from the Acquiring Fund's potential inability to terminate or sell derivative positions. A liquid secondary market may not always exist for the Acquiring Fund's derivative positions at times when the Fund might wish to terminate or sell such positions. Over-the-counter instruments (investments not traded on in exchange) may be illiquid, and transactions in derivatives traded in the over-the-counter market are subject to the risk that the other party will not meet its obligations. The Acquiring Fund may not be able to find a suitable derivative transaction counterparty, and thus may be unable to invest in derivatives altogether. For more information on the risks of derivative strategies, see the Statement of Additional Information.

   Real estate risk. The Acquiring Fund may invest in real estate investment trusts ("REITs"). REITs are entities which either own properties or make construction or mortgage loans. REITs also may include operating or finance companies. Investing in REITs involves certain unique risks in addition to those risks associated with the real estate industry in general. The prices of REITs are affected by changes in the value of the underlying property owned by the REITs. In addition, although the Acquiring Fund does not invest directly in real estate, a REIT investment by the Fund is subject to certain of the risks associated with the ownership of real estate. These risks include possible declines in the value of real estate, risks related to general and local economic conditions, possible lack of availability of mortgage funds and changes in interest rates.

   Call risk is the chance that during periods of falling interest rates, a bond issuer will "call" -- or repay -- its high-yielding bond before the bond's maturity date. The Acquiring Fund could experience a decline in income if it has to reinvest the unanticipated proceeds at a lower interest rate.

   Equity risk is the risk that stock prices will fall over short or extended periods of time Since it purchases equity securities, the Acquiring Fund is subject to equity risk. Although the stock market has historically outperformed other asset classes over the long term, the stock market tends to move in cycles. Individual stock prices may fluctuate drastically from day-to-day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

   Value stocks are stocks of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor and, in the adviser's opinion, undervalued. If the adviser's assessment of a company's prospects is wrong, the price of the company's stock may fall, or may not approach the value the adviser has placed on it.

   Growth stocks are stocks of companies believed to have above-average potential for growth in revenue and earnings. Prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general.

   Small- or mid-cap companies may be more susceptible to market downturns, and their prices could be more volatile. These companies are more likely than larger companies to have limited product lines, operating histories, markets or financial resources. They may depend heavily on a small management team and may trade less frequently, may trade in smaller volumes and may fluctuate more sharply in price than stocks of larger companies. In addition, such companies may not be widely followed by the investment community, which can lower the demand for their stocks.

   Convertible securities are securities that can be converted into common stock, such as certain debt securities and preferred stock. Convertible securities are subject to the usual risks associated with fixed income investments, such as interest rate risk and credit risk. In addition, because they react to changes in the value of the equity securities into which they will convert, convertible securities are also subject to market risk.

   Foreign securities are subject to special risks. Foreign markets can be extremely volatile. Fluctuations in currency exchange rates impact the value of foreign securities without a change in the intrinsic value of those securities. The liquidity of foreign securities may be more limited than that of domestic securities, which means that the Acquiring Fund may, at times, be unable to sell foreign securities at desirable prices. Brokerage commissions, custodial fees, and other fees are generally higher for foreign investments. The Acquiring Fund may have limited legal recourse in the event of default with respect to certain debt securities issued by foreign governments. In addition, foreign governments may impose withholding taxes which would reduce the amount of income and capital gains available to distribute to shareholders. Other risks include: possible delays in the settlement of transactions or in the notification of income; less publicly available information about companies; the impact of political, social or diplomatic events; possible seizure, expropriation or nationalization of the company or its assets; and possible imposition of currency exchange controls.

   An investment in the Acquiring Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                        TRUST MANAGEMENT ORGANIZATIONS

The Trustees

   The business of the Trust and the Fund is supervised by the Trust's Board of Trustees. The Statement of Additional Information contains the names of and biographical information on the Trustees.

Investment Adviser

   Columbia Management Advisers, LLC. (Columbia Management) located at 100 Federal Street, Boston, Massachusetts 02110, is the Fund's investment adviser. Columbia Management is a direct wholly owned subsidiary of Columbia Management Group, Inc. ("CMG"), which is an indirect wholly owned subsidiary of Bank of America Corporation. Prior to April 1, 2004, CMG was an indirect wholly owned subsidiary of FleetBoston Financial Corporation. On April 1, 2004, FleetBoston Financial Corporation was acquired by Bank of America Corporation. Columbia Management, a registered investment adviser, has been an investment adviser since 1969.

   The adviser manages the assets of the Fund under the supervision of the Trust's Board of Trustees. The adviser determines which securities and other instruments are purchased and sold for the Fund. The adviser may allocate orders for the purchase and sale of portfolio securities to certain financial institutions, including those that are affiliated with the adviser or that have sold shares of the Fund, to the extent permitted by law or by order of the SEC. The adviser will allocate orders to such institutions only if it believes that the quality of the transaction and the commission are comparable to what they would be with other qualified brokerage firms.


   For the 2005 fiscal year, the Fund paid Columbia Management aggregate fees, not including administration, pricing and bookkeeping, and any other fees paid to Columbia Management by the Fund, at the following annual rate as a percentage of average daily net assets: 0.45%.


Portfolio Managers

   Vikram J. Kuriyan, PhD, a portfolio manager of Columbia Management, is the lead manager for the Acquiring Fund and has co-managed the Acquiring Fund since August, 2005. Dr. Kuriyan has been associated with Columbia Management or its affiliates since January, 2000.

   Karen Wurdack, a portfolio manager of Columbia Management, is a co-manager for the Acquiring Fund and has co-managed the Acquiring Fund since August, 2005. Ms. Wurdack has been associated with Columbia Management or its affiliates since August, 1993.

   Dr. Kuriyan and Ms. Wurdack are responsible for allocating the Acquiring Fund assets among the various asset classes, while investment decisions for the portion of the Acquiring Fund's assets allocated to each asset class will be made by investment professionals with particular expertise in such asset class. The asset classes, and the persons responsible for managing the Acquiring Fund's assets allocated to each particular asset class, are as follows:



 Large cap growth stocks............... Paul J. Berlinguet, Edward P. Hickey,
                                          Roger R. Sullivan, Mary-Ann Ward
                                          and John T. Wilson

 Large cap value stocks................ Lori J. Ensinger, Diane L. Sobin,
                                          David I. Hoffman and Noah J.
                                          Petrucci

 Mid cap growth stocks................. Kenneth A. Korngiebel

 Mid cap value stocks.................. Diane L. Sobin, David I. Hoffman,
                                          Lori J. Ensinger and Noah J.
                                          Petrucci

 Small cap growth stocks............... Christian Pineno and Daniel H. Cole

 Small cap value stocks................ Stephen D. Barbaro and Jeremy Javidi

 Foreign stocks........................ NIMNAI

 Investment grade bonds................ Leonard A. Aplet

 Non-investment grade bonds............ Stephen Peacher


   Paul J. Berlinguet, a senior vice president of Columbia Management, head of the adviser's Small Cap Growth team and head of the Large Cap Growth team, has managed or co-managed the portion of the Acquiring Fund allocated to the large cap growth stocks category since October, 2003. Prior to joining Columbia Management in October, 2003, Mr. Berlinguet was head of the large-mid cap equity group and a portfolio manager at John Hancock Funds. Prior to joining John Hancock Funds in April 2001, Mr. Berlinguet was head of the Global Technology Research Team and a large cap growth portfolio manager at Baring Asset Management. During his 12-year career at Baring Asset Management, he also managed a small cap aggressive growth unit trust and was lead Portfolio Manager for four years.

   Edward P. Hickey, a portfolio manager of Columbia Management, is a co-manager for the portion of the Acquiring Fund allocated to the large-cap growth stocks category and has co-managed that portion of the Fund since June, 2005. Mr. Hickey has been associated with Columbia Management or its predecessors since November, 1998.

   Roger R. Sullivan, a portfolio manager of Columbia Management, is a co-manager for the portion of the Acquiring Fund allocated to the large-cap growth stocks category and has co-managed that portion of the Acquiring Fund since June, 2005. Mr. Sullivan has been associated with Columbia Management or its predecessors since January, 2005. Prior to joining in January, 2005, Mr. Sullivan was a senior vice president of Putnam Investments from December, 1994 to December, 2004.

   Mary-Ann Ward, a portfolio manager of Columbia Management, is a co-manager for the portion of the Acquiring Fund allocated to the large-cap growth stocks category and has co-managed that portion of the Fund since June, 2005. Ms. Ward has been associated with Columbia Management or its predecessors since July, 1997.

   John T. Wilson, a portfolio manager of Columbia Management, is a co-manager for the portion of the Acquiring Fund allocated to the large-cap growth stocks category and has co-managed that portion of the Fund since August, 2005.
Mr. Wilson has been associated with Columbia Management since July, 2005. Prior to July, 2005, Mr. Wilson was a managing director and head of the Large Cap Core Team of State Street Research and Management from May, 1996 to July, 2005.

   Diane L. Sobin, a senior portfolio manager of Columbia Management, is lead manager for the portion of the Acquiring Fund allocated to the mid-cap value stocks category and has co-managed that portion of the Fund since September, 2004. Ms. Sobin is also a co-manager for the portion of the Acquiring Fund allocated to the large-cap value stocks category and has co-managed that portion of the Fund since September, 2005. Ms. Sobin has been associated with Columbia Management or its affiliates since August, 2001. Prior to joining in August, 2001, Ms. Sobin was a senior vice president with Zurich Scudder Investments, Inc. from February, 2000 to June, 2001.

   David I. Hoffman, a senior portfolio manager of Columbia Management, is a co-manager for the portion of the Acquiring Fund allocated to the mid-cap value stocks category and has co-managed that portion of the Acquiring Fund since September, 2004. Mr. Hoffman is also a co-manager for the portion of the Fund allocated to the large-cap value stocks category and has co-managed that portion of the Acquiring Fund since September, 2005. Mr. Hoffman has been associated with Columbia Management or its affiliates since August, 2001. Prior to joining in August, 2001, Mr. Hoffman was a vice president with Zurich Scudder Investments, Inc. from March, 1999 to July, 2001.

   Lori J. Ensinger, a senior portfolio manager of Columbia Management, is a co-manager for the portion of the Acquiring Fund allocated to the mid-cap value stocks category and has co-managed that portion of the Fund since September, 2004. Ms. Ensinger is also a co-manager for the portion of the Acquiring Fund allocated to the large-cap value stocks category and has co-managed that portion of the Fund since September, 2005. Ms. Ensinger has been associated with Columbia Management or its affiliates since August, 2001. Prior to 2001, Ms. Ensinger directed the investment strategy for all institutional assets managed under the U.S. large-cap value style at Zurich Scudder Investments from 1999 to 2001.

   Noah J. Petrucci, a portfolio manager of Columbia Management, is a co-manager for the portion of the Acquiring Fund allocated to the mid-cap value stocks category and has co-managed that portion of the Acquiring Fund since September, 2004. Mr. Petrucci is also a co-manager for the portion of the Acquiring Fund allocated to the large-cap value stocks category and has co-managed that portion of the Acquiring Fund since September, 2005.
Mr. Petrucci has been associated with Columbia Management or its affiliates since February, 2002. Prior to February, 2002, Mr. Petrucci was employed by Zurich Scudder Investments from October, 1996, serving most recently as a product specialist/portfolio manager from April, 2001 to February, 2002.

   Kenneth A. Korngiebel, a senior vice president of Columbia Management, is a co-manager for the portion of the Acquiring Fund allocated to the mid-cap growth stocks category and has co-managed that portion of the Fund since June, 2004. Mr. Korngiebel has been associated with Columbia Management or its predecessors since 1996.

   Christian Pineno, a portfolio manager of Columbia Management, is the lead manager for the portion of the Acquiring Fund allocated to the small-cap growth stocks category and has been associated with that portion of the Fund since June, 2005. Mr. Pineno has been associated with Columbia Management or its affiliates since July, 1995.

   Daniel H. Cole, a portfolio manager of Columbia Management, is a co-manager for the portion of the Acquiring Fund allocated to the small-cap growth stocks category and has co-managed that portion of the Fund since June, 2005. Mr. Cole has been associated with Columbia Management or its affiliates since September, 2001. Prior to September, 2001, Mr. Cole was a portfolio manager and analyst with Neuberger Berman, LLC from July, 1999 to September, 2001.

   Stephen D. Barbaro, a vice president of Columbia Management, manages the portion of the Acquiring Fund's assets allocated to the small cap value stocks category. He has been associated with Columbia Management and its predecessors since 1976.

   Jeremy Javidi, a vice president of Columbia Management, is a co-manager for the portion of the Acquiring Fund's assets allocated to the small cap value stocks category and has co-managed the Acquiring Fund since August, 2005.
Mr. Javidi has been associated with Columbia Management or its affiliates since January, 2000.

   Leonard A. Aplet, senior vice president of Columbia Management, manages the portion of the Acquiring Fund allocated to the investment grade bonds category and has managed that portion of the Acquiring Fund since March, 2005. Mr. Aplet has been associated with Columbia Management since 1987.

   Stephen Peacher, a managing director of Columbia Management, is the manager for the portion of the Acquiring Fund allocated to non-investment grade bonds and has managed that portion of the Acquiring Fund since September, 2005.
Mr. Peacher has been associated with Columbia Management since April, 2005. Prior to April, 2005, Mr. Peacher was employed by Putnam Investments, where he served as the Chief Investment Officer of the Credit Team for the previous five years.

   Nordea Investment Management North America, Inc. (NIMNAI), located at 437 Madison Avenue, 22nd Floor, New York, New York 10022, is the Asset Allocation Fund's investment sub-adviser. The subadvisery agreement with NIMNAI provides that the Acquiring Fund's adviser shall pay NIMNAI a monthly fee at the annual rate of 0.40% of the average daily net asset value of that portion of the Acquiring Fund's assets under management by NIMNAI. NIMNAI offers a range of equity investment products and services to institutional clients, including private and public retirement funds, unions, endowments, foundations and insurance companies, as well as to mutual fund sponsors on a sub-advisery basis. NIMNAI is an indirect wholly owned subsidiary of Nordea AB. As part of an internal reorganization, Nordea AB created NIMNAI to assume the investment management business of Nordea Securities, Inc. In its duties as investment subadviser, NIMNAI manages a portion of the Acquiring Fund's foreign securities. NIMNAI has been an investment adviser since 1994. As of January 31, 2005, NIMNAI managed over $101 billion in assets. NIMNAI investment decisions are made by a team. No single individual at NIMNAI is primarily responsible for making investment decisions with respect to the Acquiring Fund.

   Robert Madsen, a portfolio manager for NIMNAI, is a co-manager for the portion of the Acquiring Fund allocated to foreign stocks and has co-managed the portion of the Fund since July, 2001. Mr. Madsen has been associated with NIMNAI since 1993.

   Klaus Ropke, a portfolio manager for NIMNAI, is a co-manager the portion of the Acquiring Fund allocated to foreign stocks and has co-managed the portion of the Acquiring Fund since July, 2001. Mr Ropke has been associated with NIMNAI since 1995.

   The SAI provides additional information about the portfolio manager's compensation, other accounts managed and ownership of securities in the Fund.

                               LEGAL PROCEEDINGS

   On March 15, 2004, Columbia Management and CMD the distributor of the Fund's shares (collectively, "Columbia"), entered into agreements in principle with the staff of the U.S. Securities and Exchange Commission ("SEC") and the Office of the New York Attorney General ("NYAG") to resolve the proceedings brought in connection with the SEC's and NYAG's investigations of frequent trading and market timing in certain Columbia mutual funds.

   On February 9, 2005, Columbia entered into an Assurance of Discontinuance with the NYAG (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the SEC (the "SEC Order" and together, the "Settlements"). The Settlements contain substantially the same terms and conditions as outlined in the agreements in principle.

   Under the terms of the SEC Order, Columbia has agreed, among other things, to: pay $70 million in disgorgement and $70 million in civil money penalties; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; retain an independent consultant to review Columbia's applicable supervisory, compliance, control and other policies and procedures; and retain an independent distribution consultant (see below). The Funds have also voluntarily undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees. The NYAG Settlement also, among other things, requires Columbia and its affiliates Banc of America Capital Management, LLC and BACAP Distributors, LLC to reduce Columbia Funds, Nations Funds and other mutual fund management fees collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions.

   Pursuant to the procedures set forth in the SEC Order, the settlement amounts will be distributed in accordance with a distribution plan to be developed by an independent distribution consultant who is acceptable to the SEC staff and the Columbia Funds' independent trustees. The distribution plan must be based on a methodology developed in consultation with Columbia and the Fund's independent trustees and not unacceptable to the staff of the SEC. More specific information on the distribution plan will be communicated at a later date.

   As a result of these matters or any adverse publicity or other developments resulting from them, including lawsuits brought by shareholders of the affected Columbia Funds, there may be increased redemptions or reduced sales of Fund shares, which could increase transaction costs or operating expenses, or have other adverse consequences for the Columbia Funds.

   A copy of the SEC Order is available on the SEC's website at http://www.sec.gov. A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing filed on February 10, 2005.

   In connection with the events described in detail above, various parties have filed suit against certain funds, the Trustees off the Columbia Funds, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America and its affiliated entities. More than 300 cases including those filed against entities unaffiliated with the funds, their Boards, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America and its affiliated entities have been transferred to the Federal District Court in Maryland and consolidated in a multi-district proceeding (the "MDL").

   The derivative cases purportedly brought on behalf of the Columbia Funds in the MDL have been consolidated under the lead case. The fund derivative plaintiffs allege that the funds were harmed by market timing and late trading activity and seek, among other things, the removal of the trustees of the Columbia Funds, removal of the Columbia Group, disgorgement of all management fees and monetary damages.

   On March 21, 2005 purported class action plaintiffs filed suit in Massachusetts state court alleging that the conduct, including market timing, entitles Class B shareholders in certain Columbia funds to an exemption from contingent deferred sales charges upon early redemption ("the CDSC Lawsuit"). The CDSC Lawsuit has been removed to federal court in Massachusetts and the federal Judicial Panel has conditionally order its transfer to the MDL.

   The MDL is ongoing. Accordingly, an estimate of the financial impact of this litigation on any Fund, if any, cannot currently be made.


   In 2004, certain Columbia funds, advisers and affiliated entities were named as defendants in certain purported shareholder class and derivative actions making claims, including claims under the Investment Company and the Investment Advisers Acts of 1940 and state law. The suits allege, inter alia, that the fees and expenses paid by the funds are excessive and that the advisers and their affiliates inappropriately used fund assets to distribute the funds and for other improper purpose. On March 2, 2005, the actions were consolidated in the Massachusetts federal court as In re Columbia Entities Litigation. The plaintiffs filed a consolidated amended complaint on June 9, 2005. On
November 30, 2005, the judge dismissed all claims by plaintiffs and ordered that the case be closed. The plaintiffs filed a notice of appeal on December 30, 2005.


                           INTERMEDIARY COMPENSATION

   In addition to the commissions specified in this prospectus, the distributor, or its advisery affiliates, from their own resources, may make cash payments to financial service firms that agree to promote the sale of shares of funds that the distributor distributes. A number of factors may be considered in determining the amount of those payments, including the financial service firm's sales, client assets invested in the funds and redemption rates, the quality of the financial service firm's relationship with the distributor and/or its affiliates, and the nature of the services provided by financial service firms to its clients. The payments may be made in recognition of such factors as marketing support, access to sales meetings and the financial service firm's representatives, and inclusion of the Funds on focus, select or other similar lists.

   Subject to applicable rules, the distributor may also pay non-cash compensation to financial service firms and their representatives, including:
(i) occasional gifts (ii) occasional meals, or other entertainment; and/or
(iii) support for financial service firm educational or training events.

   In addition, the distributor, and/or the Fund's investment adviser, transfer agent or their affiliates, may pay service, administrative or other similar fees to broker/dealers, banks, third-party administrators or other financial institutions (each commonly referred to as an "intermediary"). Those fees are generally for subaccounting, sub-transfer agency and other shareholder services associated with shareholders whose shares are held of record in omnibus or other group accounts. The rate of those fees may vary and is generally calculated on the average daily net assets of a Fund attributable to a particular intermediary.

   In some circumstances, the payments discussed above may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of the Fund. For further information about payments made by the distributor and its affiliates to financial service firms and intermediaries, please see the Statement of Additional Information. PLEASE ALSO CONTACT YOUR FINANCIAL SERVICE FIRM OR INTERMEDIARY FOR DETAILS ABOUT PAYMENTS IT MAY RECEIVE.

                           MIXED AND SHARED FUNDING

   As described above, the Fund serves as a funding medium for VA contracts and VLI policies of Participating Insurance Companies. The Fund may from time to time become funding vehicles for VA contracts or VLI policies of other Participating Insurance Companies.

   The interests of owners of VA contracts and VLI policies could diverge based on differences in state regulatory requirements, changes in the tax laws or other unanticipated developments. The Trust does not foresee any such differences or disadvantages at this time. However, the Trustees will monitor for such developments to identify any material irreconcilable conflicts and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more separate accounts might be required to withdraw its investments in one or more Funds or shares of another Fund may be substituted. This might force a Fund to sell securities at disadvantageous prices.

                     OTHER INVESTMENT STRATEGIES AND RISKS

   The Fund's principal investment strategy and its associated risks are described in Section II of the Prospectus/Proxy Statement under "Principal Investment Strategies" and "Principal Investment Risks." This section describes other investments the Fund may make and the risks associated with them. In seeking to achieve its investment goal, the Fund may invest in various types of securities and engage in various investment techniques which are not the principal focus of the Fund and therefore are not described in this prospectus. These types of securities and investment practices and their associated risks are identified and discussed in the Fund's Statement of Additional Information. The adviser may elect not to buy any of these securities or use any of these techniques. The Fund may not always achieve its investment goal. Except as otherwise noted, approval by the Fund's shareholders is not required to modify or change the Fund's investment goal or any of its investment strategies.

Futures and Options

   The Fund may use equity futures to gain exposure to groups of stocks or individual issuers. The Fund may use futures to invest cash pending direct investments in stocks and to enhance its return. A future is an agreement to buy or sell a specific amount of a financial instrument or physical commodity for an agreed-upon price at a certain time in the future. An option is an agreement pursuant to which the buyer of the option has the right to buy or sell (depending on the type of option) a security or other asset for an agreed-upon price within a certain period of time. The Fund also may use futures and options on futures to decrease equity exposure or to adjust the duration of its fixed-income security holdings. The Fund may use options on securities to earn additional income or to hedge against price erosion in the underlying security for the intermediate term. Investments in futures and options are relatively efficient since they typically cost less than direct investments in the underlying securities. However, the Fund may lose money if the adviser does not correctly anticipate the market movements of those underlying securities.

Short Sales

   The Fund's short sales are subject to special risks. A short sale involves the sale by the Fund of a security that it does not own with the hope of purchasing the same security at a later date at a lower price. In order to deliver the security to the buyer, the Fund borrows the security from a third party. The Fund is then obligated to return the security to the third party at a later date, and so the Fund must purchase the security at the market price on such later date. If the price of the security has increased, then the Fund will incur a loss equal to the increase in price of the security from the time that the short sale was entered into, plus any premiums and interest paid to the third party. Therefore, short sales involve the risk that losses may be exaggerated, potentially losing more money than the actual cost of the security. Also, there is the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund.

Portfolio Turnover

   There are no limits on turnover. Turnover may vary significantly from year-to-year. The adviser does not expect it to exceed 200% under normal conditions. The Fund generally intends to purchase securities for long-term investment, although, to a limited extent, they may purchase securities in anticipation of relatively short-term price gains. The Fund will also sell securities without regard to turnover if they believe that developments within specific issuers, sectors or the market as a whole so warrant. Portfolio turnover typically results in transaction costs and produces capital gains or losses. It also increases transaction expenses, which reduce the Fund's total return.

Temporary Defensive Positions

   At times, the adviser may determine that adverse market conditions make it desirable to temporarily suspend the Fund's normal investment activities. During such times, the Fund may, but is not required to, invest in cash or high-quality, short-term debt securities, without limit. Taking a temporary defensive position may prevent the Fund from achieving its investment goal.

                            SHAREHOLDER INFORMATION

Purchases and Redemptions

   The Participating Insurance Companies place daily orders to purchase and redeem shares of the Acquiring Fund. These orders generally reflect the net effect of instructions they receive from holders of their VA contracts and VLI policies and certain other terms of those contracts and policies. The Trust issues and redeems shares at net asset value without imposing any selling commissions, sales charge or redemption charge. Shares generally are sold and redeemed at their net asset value next determined after receipt of purchase or redemption requests from Participating Insurance Companies. The right of redemption may be suspended or payment postponed whenever permitted by applicable law and regulations.

Fund Policy on Trading of Fund Shares

   The interests of the Fund's long-term shareholders may be adversely affected by certain short-term trading activity by Fund shareholders. Such short-term trading activity, when excessive, has the potential to interfere with efficient portfolio management, generate transaction and other costs, dilute the value of Fund shares held by long-term shareholders and have other adverse effects on the Fund. This type of excessive short-term trading activity is referred to herein as "market timing". The Columbia Funds are not intended as vehicles for market timing. The Board of Trustees of the Funds has adopted the policies and procedures set forth below with respect to frequent trading of the Fund's shares.

   The Fund, directly and through their agents, takes various steps designed to deter and curtail market timing. For example, if a Fund detects that any shareholder has conducted two "round trips" (as defined below) in the Fund in any 28-day period, except as noted below with respect to orders received through omnibus accounts, the Fund will reject the shareholder's future purchase orders, including exchange purchase orders, involving any Columbia Fund (other than a Money Market Fund). In addition, if a Fund determines that any person, group or account has engaged in any type of market timing activity (independent of the two-round-trip limit), the Fund may, in its discretion, reject future purchase orders by the person, group or account, including exchange purchase orders, involving the same or any other Columbia Fund, and also retains the right to modify these market timing policies at any time without prior notice.

   The rights of shareholders to redeem shares of the Fund are not affected by any of the limits mentioned above.

   For these purposes, a "round trip" is a purchase by any means into a Columbia Fund followed by a redemption, of any amount, by any means out of the same Columbia Fund. Under this definition, an exchange into a Fund followed by an exchange out of the Fund is treated as a single round trip. Also for these purposes, where known, accounts under common ownership or control generally will be counted together. Accounts maintained or managed by a common intermediary, such as an adviser, selling agent or trust department, generally will not be considered to be under common ownership or control.

   Purchases, redemptions and exchanges made through the Columbia Funds' Automatic Investment Plan, Systematic Withdrawal Plan or similar automated plans are not subject to the two-round-trip limit. The two-round-trip limit may be modified for, or may not be applied to, accounts held by certain retirement plans to conform to plan limits, considerations relating to the Employee Retirement Income Security Act of 1974 or regulations of the Department of Labor, and for certain asset allocation or wrap programs.

   The practices and policies described above are intended to deter and curtail market timing in the Fund. However, there can be no assurance that these policies, individually or collectively, will be totally effective in this regard because of various factors. In particular, a substantial portion of purchase, redemption and exchange orders are received through omnibus accounts. Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple beneficial owners, are a common form of holding shares among financial intermediaries, insurance product separate accounts and retirement plans. The Fund typically is not able to identify trading by a particular beneficial owner through an omnibus account, which may make it difficult or impossible to determine if a particular account is engaged in market timing. Certain financial intermediaries have different policies regarding monitoring and restricting market timing in the underlying beneficial owner accounts that they maintain through an omnibus account that may be more or less restrictive than Fund practices discussed above.

   Columbia Management Group, Inc. has designated a Market Timing Steering Committee (the "Committee") composed of members of senior management designed to ensure, among other things, that participating insurance companies can either enforce the Fund's market timing policy, or monitor for market timing pursuant to a policy that is at least as restrictive as the Fund's policy. The Committee oversees the due diligence process with respect to participating insurance companies. The due diligence process for participating insurance companies includes a review of an insurance company's market timing policies, and requests that insurance companies certify that they can enforce the Fund's market timing policy as disclosed in the prospectus. Alternatively, if the participating insurance company cannot certify that it can enforce the Fund's market timing policy, the Committee requests that the participating insurance company certify that it has an internal market timing policy that is as restrictive or more restrictive than the Fund's market timing policy. If the insurance company cannot provide either form of certification, the Committee requests that the participating insurance company provide the Fund's transfer agent with shareholder level data transparency to enable the transfer agent to monitor trading activity in accordance with the Fund's market timing policy. An insurance company that agrees to provide data transparency is required to restrict, upon the transfer agent's request, participants that violate the Fund's market timing policy. If a current participating insurance company is unable to comply, Columbia will take steps consistent with its contractual obligations to place the participating insurance company's accounts on redemption only status. If a prospective participating insurance company is unable to comply with one of the alternatives, the Funds will not begin a business relationship with that company.

   The Funds seek to act in a manner that they believe is consistent with the best interests of Fund shareholders in making any judgments regarding market timing. Neither the Funds nor their agents shall be held liable for any loss resulting from rejected purchase orders or exchanges.

How the Fund Calculates Net Asset Value

   Each share price is its net asset value next determined. The Fund determines its net asset value for each share class by dividing each class's total net assets by the number of that class's outstanding shares. The net asset value is determined at the close of regular trading on the New York Stock Exchange (NYSE), usually 4:00 p.m. Eastern time, on each business day that the NYSE is open (typically Monday through Friday). Shares are not priced the days on which the NYSE is closed for trading.

   To calculate the net asset value on a given day, the Fund values each stock listed or traded on a stock exchange at its latest sale price on that day. If there are no sales on that day, the Fund values the security at the most recent quoted bid price. The Fund values each over-the-counter security or National Association of Securities Dealers Automated Quotation security as of the last sales price (or the closing price reported by the NASDAQ system, if different, as applicable) for that day. The Fund values other over-the-counter securities that have reliable quotes at the latest quoted bid price.

   The Fund values long-term debt obligations and securities convertible into common stock at fair value. Pricing services provide the Fund with the value of the securities. When the price of a security is not available, including days when the Fund determines that the sale or bid price of the security does not reflect that security's market value, the Fund will value the security at a fair value determined in good faith under procedures established by the Board of Trustees.

   The Fund may also value a security at fair value when events have occurred after the last available market price and before the close of the NYSE that materially affect the security's price. In the case of foreign securities, this could include events occurring after the close of the foreign market and before the close of the NYSE. A Fund's foreign securities may trade on days when the NYSE is closed for trading, and therefore the net asset value of a Fund's shares may change on days when Participating Insurance Companies may not purchase or redeem shares.

   The Fund has retained an independent fair value pricing service to assist in the fair valuation process for securities principally traded in a foreign market in order to adjust for possible changes in value that may occur between the close of the foreign exchange and the time at which Fund shares are priced. If a security is valued at a "fair value", that value may be different from the last quoted market price for the security.

Dividends and Distributions

   The Fund intends to declare and distribute, as income dividends or capital gains distributions, at least annually, substantially all of its net investment income and net profits realized from the sale of portfolio securities, if any, to its shareholders (Participating Insurance Companies' separate accounts). The net investment income of the Fund consists of all dividends or interest received by the Fund, less expenses (including investment advisory and administrative fees). Income dividends will be declared and distributed annually in the case of the Fund. All net short-term and long-term capital gains of the Fund, net of carry forward losses, if any, realized during the fiscal year, are declared and distributed periodically, no less frequently than annually. All dividends and distributions are reinvested in additional shares of the Fund at net asset value, as of the record date for the distributions.

Tax Consequences

   The Fund is treated as a separate entity for federal income tax purposes and has elected or intends to elect to be treated, and intends to qualify each year, as a "regulated investment company" under Subchapter M of the Internal Revenue Code (the Code). The Fund must satisfy certain requirements relating to the sources of its income, diversification of its assets and distribution of its income to shareholders to qualify as a regulated investment company. As a regulated investment company, the Fund will not be subject to federal income tax on any net investment income and net realized capital gains that are distributed to its shareholders as required under the Code.

   In addition, the Fund follows certain portfolio diversification requirements imposed by the Code on separate accounts of insurance companies relating to the tax-deferred status of VA contracts and VLI policies. More specific information on these diversification requirements is contained in the prospectus that describes a particular VA contract or VLI policy.

   The IRS has indicated that a degree of investor control over the investment options underlying variable contracts may interfere with their tax-deferred treatment by causing the contract owner, rather than the insurance company, to be treated as the owner of the assets held by the separate account. Based on the rulings and other guidance the IRS has issued to date, Columbia believes that tax-deferred treatment for the Fund will be respected. However, the IRS and the Treasury Department may in the future provide further guidance as to what it deems to constitute an impermissible level of "investor control," and such guidance could affect the treatment of the Fund described herein, including retroactively.

                             FOR MORE INFORMATION

   Additional information about the Fund's investments is available in the Fund's semi-annual and annual reports to shareholders. The annual report contains a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during their last fiscal year.

   You may wish to read the Statement of Additional Information for more information on the Fund and the securities in which it invests. The Statement of Additional Information is incorporated into this prospectus by reference, which means that it is considered to be part of this prospectus. The Statement of Additional Information includes a description of the Fund's policies with respect to the disclosure of its portfolio holdings.

   You can get free copies of annual and semi-annual reports and the Statement of Additional Information, request other information and discuss your questions about the Fund by writing or calling the Fund's distributor at:

Columbia Management Distributors, Inc.
One Financial Center
Boston, MA 02111-2621
1-800-426-3750
www.columbiafunds.com

or by calling or writing the Participating Insurance Company which issued your variable annuity contract or variable life insurance policy.

   Text-only versions of all Fund documents can be viewed online or downloaded from the EDGAR database on the Securities and Exchange Commission Internet site at www.sec.gov. You can review and copy information about the Funds by visiting the following location, and you can obtain copies, upon payment of a duplicating fee, by electronic request at the E-mail address publicinfo@sec.gov or by writing to:

Public Reference Room
Securities and Exchange Commission
Washington, DC 20549-0102

Information on the operation of the Public Reference Room may be obtained by calling 1-202-942-8090.

                HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION

   The following supplemental hypothetical investment information provides additional information about the effect of the expenses of the Fund, including investment advisery fees and other Fund costs, on the Fund's returns over a 10-year period. The charts show the estimated expenses that would be charged on a hypothetical investment of $10,000 in the Fund assuming a 5% return each year, the hypothetical year-end balance before expenses and the cumulative return after fees and expenses. The chart also assumes that the annual expense ratios stay the same throughout the 10-year period and that all dividends and distributions are reinvested. The annual expense ratio used for the Fund, which is the same as that stated in the Annual Fund Operating Expenses tables, is reflected in the charts and is net of fee waivers or expense reimbursements. Your actual costs may be higher or lower.

  Liberty Asset Allocation Fund, Variable Series - Class A Shares


                             Initial Hypothetical
 Maximum Sales Charge         Investment Amount          Assumed Rate of Return
 --------------------        --------------------        ----------------------
        0.00%                     $10,000.00                       5%

                                                         Hypothetical
                       Cumulative            Cumulative    Year-End
                         Return     Annual     Return      Balance     Annual
                      Before Fees & Expense After Fees & After Fees &  Fees &
 Year                   Expenses     Ratio    Expenses     Expenses   Expenses
 ----                 ------------- ------- ------------ ------------ ---------
        1............      5.00%     1.04%      3.96%     $10,396.00  $  106.06
        2............     10.25%     1.04%      8.08%     $10,807.68  $  110.26
        3............     15.76%     1.04%     12.36%     $11,235.67  $  114.63
        4............     21.55%     1.04%     16.81%     $11,680.60  $  119.16
        5............     27.63%     1.04%     21.43%     $12,143.15  $  123.88
        6............     34.01%     1.04%     26.24%     $12,624.02  $  128.79
        7............     40.71%     1.04%     31.24%     $13,123.93  $  133.89
        8............     47.75%     1.04%     36.44%     $13,643.64  $  139.19
        9............     55.13%     1.04%     41.84%     $14,183.93  $  144.70
        10...........     62.89%     1.04%     47.46%     $14,745.61  $  150.43
                                                          ----------  ---------
 Total Gain After Fees & Expenses                         $ 4,745.61
 Total Annual Fees & Expenses Paid                                    $1,271.00

           Appendix D -- Financial Highlights for the Acquiring Fund


   The financial highlights tables are intended to help you understand the Acquiring Fund's financial performance. Information is shown for the Fund's last five fiscal periods, which run from January 1 to December 31, unless otherwise indicated. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions) but do not reflect the cost of insurance and other company separate account charges which vary with the VA contracts or VLI policies. This information is included in the Fund's financial statements which have been audited (excluding data provided for the six month period ended June 30, 2005) by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with the Fund's financial statements, is included in the Fund's annual report. You can request a free annual report by writing Columbia Management Distributors, Inc at:


   Columbia Management Distributors, Inc.
   One Financial Center
   Boston, MA 02111-2621
   1-800-426-3750
   www.columbiafunds.com

or by calling or writing the Participating Insurance Company which issued your VA contract or VLI policy.

   Selected data for a share outstanding throughout each period is as follows:

                LIBERTY ASSET ALLOCATION FUND, VARIABLE SERIES
                                    Class A


                                              (Unaudited)                              (Audited)
                                              Six Months                        Year ended December 31,
                                                 Ended         --------------------------------------------------------
                                             June 30, 2005        2004         2003       2002        2001       2000
                                                Class A          Class A      Class A    Class A     Class A    Class A
                                            -------------      -------      -------      -------  -------       -------
NET ASSET VALUE -- BEGINNING OF
  PERIOD ($)                                     14.83           13.80        11.87        13.86    16.35         17.80
------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT
  OPERATIONS ($):
Net investment income/(a)/.................       0.17            0.31         0.30         0.36     0.39/(b)/     0.45
Net realized and unrealized gain (loss) on
  Investments, foreign currency and futures
  contracts................................       0.13            1.04         2.02        (1.94)   (1.86)/(b)/   (0.63)
------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations...........       0.04            1.35         2.32        (1.58)   (1.47)        (0.18)
------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO
  SHAREHOLDERS ($):
From net investment income.................      (0.37)          (0.32)       (0.39)       (0.41)   (0.45)        (0.47)
From net realized gains....................         --              --           --           --    (0.57)        (0.80)
------------------------------------------------------------------------------------------------------------------------
Total Distributions Declared to
  Shareholders.............................      (0.37)          (0.32)       (0.39)       (0.41)   (1.02)        (1.27)
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE -- END OF
  PERIOD ($)                                     14.50           14.83        13.80        11.87    13.86         16.35
------------------------------------------------------------------------------------------------------------------------
Total Return (%)/(c)(d)/...................       0.30/(e)(f)/    9.99/(e)/   20.46/(e)/  (11.73)   (9.19)        (1.02)
------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/
  SUPPLEMENTAL DATA (%):
Expenses/(f)/..............................       0.75/(h)/       0.75         0.75         0.70     0.71          0.64
Net Investment income/(f)/.................       2.27/(h)/       2.27         2.43         2.73     2.68/(b)/     2.66
Waiver/reimbursement.......................       0.02/(h)/       0.02         0.01           --       --            --
Portfolio turnover rate (%)................         49/(f)/         60          103          118       57            39
Net Assets, end of period (000's) ($)......    196,383         216,123      233,730      194,327  279,493       376,183

--------
(a)Per share data was calculated using average shares outstanding during the period.
(b)Effective January 1, 2001, the Acquiring Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and accrediting discount on all debt securities. The effect of this change, for the year ended December 31, 2001, was to decrease net investment income per share by $0.01 and to decrease the ratio of net investment income to average net assets from 2.73% to 2.68%. Per share data and ratios for periods prior to December 31, 2001 have not been restated to reflect this change in presentation.
(c)Total return at net asset value assuming all distributions reinvested.
(d)Total return figure does not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.
(e)Had the investment adviser not waived or reimbursed a portion of expenses, total return would have been reduced.
(f)The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(h)Annualized.

             Appendix E -- Comparison of Organizational Documents


   As a series of Nations Separate Account Trust ("Nations Trust"), a Delaware business trust, the Acquired Fund is subject to the provisions of Nations Trust's Amended and Restated Agreement and Declaration of Trust and By-laws. As a series of SteinRoe Variable Investment Trust ("SRVIT"), a Massachusetts business trust, the Acquiring Fund is subject to the provisions of SRVIT's current Agreement and Declaration of Trust and By-laws, which are expected to be revised effective May 1, 2006. For convenience, the declarations of trust and by-laws are referred to below generally as "Charter Documents." The provisions of the SRVIT and Nations Trust (each a "Trust" and, collectively, the "Trusts") Charter Documents are generally similar, but differ in some respects.


   The following are summaries of the significant differences between SRVIT's current Charter Documents and Massachusetts law, on the one hand, and Nations Trust's Charter Documents and Delaware law, on the other. A comparison of SRVIT's current Charter Documents with its revised Charter Documents also appears below. Except as noted, the Charter Documents of Nations Trust are substantially similar to the Charter Documents of SRVIT, and the provisions of Delaware law are substantially similar to the provisions of Massachusetts law, insofar as such provisions affect the rights of shareholders of the Funds generally. For additional information regarding all of the differences, shareholders should refer directly to the Funds' organizational documents, copies of which may be obtained by contacting the applicable Fund at its address listed on the cover of this Prospectus/Proxy Statement or toll-free at 1-866-348-1468.

Comparison of the SRVIT Charter Documents and Massachusetts Law to the Nations Trust Charter Documents and Delaware Law.

  Shareholder Voting Rights, Interests, and Proxies.

   SRVIT's Charter Documents provide that shareholders have the power to vote only (a) for the election or removal of Trustees, (b) with respect to any investment adviser, (c) with respect to any termination (by the shareholders) of the Trust or series or class thereof, (d) with respect to any amendment (by the Trustees) to the Declaration of Trust that requires shareholder authorization, (e) with respect to derivative actions similar to a Massachusetts corporation, and (f) with respect to any other matters required by law or deemed desirable by the board of trustees.

   Nations Trust's Charter Documents provide that shareholders have the power to vote only (a) for the election of Trustees, (b) with respect to any investment advisery contract, (c) with respect to termination, by the shareholders, of the Trust, (d) with respect to any amendment, by the shareholders, to the Declaration of Trust that requires shareholder authorization, (e) with respect to any merger, consolidation, conversion, or sale of assets, (f) with respect to incorporation of the Trust, and (g) with respect to such additional matters relating to the Trust as may be required by the 1940 Act, the Delaware Business Trust Act (the "DBTA"), or any other law, the Declaration of Trust, the By-laws, or any registration of the Trust with the Securities and Exchange Commission (the "SEC"), or any successor agency, or any state, or as and when the Trustees may consider necessary or desirable.

   A Trustee of SRVIT may be removed with or without cause (a) at any meeting called for such purpose by a vote of two-thirds of the outstanding shares,
(b) by the holders of two-thirds of the outstanding shares by declaration in writing filed with the custodian of the securities of the Trust, or (c) by vote of a majority of the Trustees then in office.

   A Trustee of Nations Trust may be removed affirmative vote of the holders of two-thirds of the interests or (provided the aggregate number of Trustees after such removal shall not be less than three) with cause, by the action of the action of two-thirds of the remaining Trustees. Removal with cause includes, but is not limited to, the removal of a Trustee due to physical or mental incapacity.

   Neither SRVIT nor Nations Trust is required to hold annual shareholder meetings. Pursuant to the 1940 Act, vacancies on the Board of Trustees of both SRVIT and Nations Trust may be filled by the Trustees unless, after filling such vacancy, less than two-thirds of the Trustees then holding office would have been elected to such office by the shareholders. The Board of Trustees of SRVIT or Nations Trust, as applicable, will call a meeting of shareholders to elect Trustees whenever less than a majority of the Trustees has been elected by shareholders.

   Meetings of shareholders of SRVIT or of any series or class may be called by the Board of Trustees, the President, the Executive Vice-President, any Vice-President, or such other person or persons as may be specified in the By-Laws of the Trust and held from time to time for the purpose of taking action upon any matter requiring the vote or the authority of the shareholders of the Trust or any series or class as provided in the Declaration of Trust or upon any other matter deemed by the Board of Trustees to be necessary or desirable. Meetings of shareholders of the Trust or of any series or class shall be called by the Secretary or such other person or persons as may be specified in the By-Laws upon written application by shareholders holding at least 10% of the outstanding shares of the Trust, if shareholders of all series and classes are required under the Trust's Declaration of Trust to vote in the aggregate and not by individual series or class at such meeting, or of any series or class, if shareholders of such series or class are entitled to vote by individual series or class at such meeting, requesting that a meeting be called for a purpose requiring action by the shareholders as provided in the Declaration of Trust or in the By-Laws and provided that such application shall state the purpose or purposes of such meeting and the matters proposed to be acted on.

   Meetings of the shareholders of Nations Trust may be called at any time by a majority of the Trustees and shall be called by any Trustee upon written request of holders holding, in the aggregate, not less than 10% of the interests in the Trust, or, with respect to a meeting of the holders of one or more series, not less than 10% of the interests of the affected series, such request specifying the purpose or purposes for which such meeting is to be called.

   SRVIT's Charter Documents provide that a quorum for a shareholder meeting is 30% of the shares entitled to vote, except that if any provision of law or the Declaration of Trust permits or requires that holders of any series or class shall vote as a series or class, then 30% of the number of shares of each series or class entitled to vote shall be necessary to constitute a quorum for the transaction of business by that series or class.

   Nations Trust's Charter Documents provide that a quorum for a shareholder meeting is 33 1/3% of the shares entitled to vote, except that if any holders of any series or class shall vote as a class, then 33 1/3% of the shares of each series or class entitled to vote shall be necessary to constitute a quorum at a shareholders meeting of that series.

   SRVIT's Charter Documents provide that a majority of the shares voted shall decide any questions and a plurality shall elect any Trustee, provided that where the Declaration of Trust permits or requires that the holders of any series or class shall vote as a series or class, then a majority of the shares of that series or class voted on the matter shall decide that matter insofar as that series or class is concerned.

   Nations Trust's Charter Documents provide that an affirmative vote by the holders present, holding more than 50% of the total interests of the holders present, at such meeting constitutes the action of the holders unless the 1940 Act, other applicable law, the Declaration of Trust or the By-laws of the Trust requires a greater number of affirmative votes.

   SRVIT's Charter Documents provide that the Secretary or an Assistant Secretary shall cause notice of the place, date and hour and the purpose or purposes for which a meeting is called, to be mailed, postage prepaid, not less than seven days before the date of such meeting, to each shareholder entitled to vote at such meeting, at his address as it appears on the records of the Trust. Notice of any shareholders' meeting need not be given to any shareholder who shall sign a written waiver of such notice, whether before or after the time of such meeting, which waiver shall be filed with the record of such meeting, or to any shareholder who shall attend such meeting in person or by proxy. A meeting of shareholders convened on the date for which it was called may be adjourned from time to time, without further notice, to a date not more than 120 days after the original record date.

   Nations Trust's Charter Documents provide that written or printed notice shall be given by the Trustees either by presenting it personally to the holder, leaving at his or her residence or usual place of business, or my mailing it to a holder, at his or her registered address, at least 20 business days and not more than 90 business days before the meeting. If mailed, such notice shall be deemed to be given when deposited in the United States mail. Any adjourned meeting may be held as adjourned without further notice.

   A shareholder of SRVIT may put a voting proxy in place with no specified duration, compared with a maximum of eleven months, unless otherwise provided in the proxy, for the shareholders of Nations Trust.

  Shareholder and Trustee Liability.

   SRVIT's Charter Documents disclaim personal liability for shareholders. The Declaration of Trust provides that all persons extending credit to, contracting with or having any claim against the Trust or a particular series or class of shares shall look only to the assets of the Trust or the assets of that particular series or attributable to that particular class of shares for payment under such credit, contract or claim; and neither the shareholders nor the Trustees, nor any of the Trust's officers, employees or agents, whether past, present or future, shall be personally liable therefor.

   Nations Trust's Charter Documents do not disclaim personal liability for shareholders. The Declaration of Trust provides that no Trustee, officer or employee of the Trust, when acting in such capacity, shall be subject to any personal liability whatsoever, in his or her official or individual capacity to any person, other than the Trust or its holders, in connection with Trust property or the affairs of the Trust, save only that arising from his or her bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duty to such person; and all such persons shall look solely to the Trust property for satisfaction of claims of any nature against a Trustee, officer or employee of the Trust arising in connection with the affairs of the Trust.

   As Delaware limits shareholder liability by statute, and the likelihood of shareholder liability for obligations of Nations Trust is considered remote, the differences between the Declarations of Trust are likely to be immaterial.

  Indemnification.

   The indemnification policies for both SRVIT and Nations Trust are substantially similar. However, the policies differ with regard the persons the Trusts will indemnify. SRVIT's indemnification policy covers Trustees, officers, and shareholders, but not employees. Nations Trust's policy covers Trustees, officers, and employees, but not shareholders. The differences regarding covered persons for purposes of indemnification are likely to be immaterial for several reasons.

   First, SRVIT's Declaration of Trust provides that the indemnification policy is not exclusive and shall not affect any rights to indemnification to which other persons may be entitled by contract or otherwise under law, nor to limit the power of the Trust to indemnify such persons. SRVIT's Declaration of Trust also provides that the Trustees shall have power and authority to purchase and pay for, entirely out of Trust property, such insurance as they may deem necessary or appropriate for the conduct of the business, including insurance policies insuring the shareholders, Trustees, officers, employees, and other persons affiliated with the Trust. Second, as mentioned above, Delaware limits shareholder liability by statute, and the likelihood of shareholder liability for obligations of Nations Trust is considered remote. Thus, the differences between the Declarations of Trust are likely to be immaterial.

   The procedures for determining a person's eligibility for indemnification in a settlement situation differ slightly between the two Trusts. SRVIT's Declaration of Trust allows either a committee of disinterested

Trustees or independent legal counsel to evaluate the settlement, while Nation Trust's Declaration of Trust designates independent legal counsel as the sole evaluator of the settlement. SRVIT's Declaration of Trust provides that in the absence of a final decision on the merits by a court or other body before whom a proceeding was brought that a covered person was not liable by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office, no indemnification shall be permitted unless a determination that such person was not so liable shall have been made on behalf of the Trust by (a) the vote of a majority of "disinterested, nonparty Trustees," or (b) an independent legal counsel as expressed in a written opinion. A "disinterested, nonparty Trustee" is a Trustee who is not an "interested person" of the Trust, as defined in
Section 2(a)(19) of the 1940 Act and against whom none of the proceedings in question or another action, suit or other proceeding on the same or similar grounds is then or has been pending.

   Nations Trust's Declaration of Trust provides that as to any matter disposed of by a compromise payment by such person, pursuant to a consent decree or otherwise, no indemnification either for said payment or for any other expenses shall be provided unless there has been a determination that such person did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office by the court or other body approving the settlement or other disposition or by a reasonable determination, based upon a review of readily available facts (as opposed to a full trial type inquiry), that he or she did not engage in such conduct by written opinion from independent legal counsel approved by the Trustees.

   Legal expenses in connection with indemnification may be paid from time to time by SRVIT in advance of the final disposition of any proceeding. However, the Trust shall not advance attorneys' fees incurred by a covered person in connection with a proceeding unless the Trust receives an undertaking by or on behalf of the covered person to repay the advance (unless it is ultimately determined that he is entitled to indemnification) and (a) the covered person shall provide security for his undertaking, or (b) the Trust shall be insured against losses arising by reason of any lawful advances, or (c) a majority of the disinterested, nonparty Trustees of the Trust or an independent legal counsel, as expressed in a written opinion, shall determine, based on a review of readily available facts (as opposed to a full trial type inquiry), that there is reason to believe that the covered person ultimately will be found entitled to indemnification. Such undertaking shall provide that the covered person to whom the advance was made shall not be obligated to repay pursuant to such undertaking until the final determination of any pending proceeding in a court of competent jurisdiction, including appeals therefrom, concerning the right of such covered person to be indemnified by the Trust or the obligation of such person to repay pursuant to the undertaking.

   Similarly, the Trustees of Nations Trust may make advance payments in connection with indemnification; provided that the indemnified person shall have given a written undertaking to reimburse the Trust in the event it is subsequently determined that he or she is not entitled to such indemnification.

   SRVIT's Charter Documents also contain provisions which elaborate on indemnification procedures. The Nations Trust Charter Documents does not include corollary provisions.

   First, SRVIT's Declaration of Trust provides that an indemnification approval shall not prevent the recovery from any covered person of any amount paid to such covered person as indemnification if such covered person is subsequently adjudicated by a court of competent jurisdiction not to have acted in good faith in the reasonable belief that such covered person's action was in, or not opposed to, the best interests of the Trust or to have been liable to the Trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such covered person's office.

   Second, SRVIT's Declaration of Trust provides that if a written claim for indemnification by a covered person under is not promptly paid in full by the Trust after receipt by the Trust of a such claim, or if expenses have not been promptly advanced after compliance by a covered person with the requirements for such advancement, such covered person may, at any time thereafter, bring suit against the Trust to recover the unpaid amount of the claim or the advancement of expenses. If successful, in whole or in part, in such suit, such covered person shall also be entitled to be paid the reasonable expense therefor. It shall be a defense to any such action (other than an action brought to enforce a claim for expenses incurred in defending any proceeding in advance of its final disposition where the requirements for advancement of expenses have been met by such covered person) that the indemnification of the covered person is prohibited, but the burden of proving such defense shall be on the Trust. Neither the failure of the Trust, including its disinterested non-party Trustees or independent legal counsel, to have made a determination that indemnification of covered person is proper in the circumstances because he or she has met the applicable standard of conduct required under the 1940 Act, nor the actual determination by the Trust, including its disinterested non-party Trustees or independent legal counsel, that the covered person had not met such applicable standard of conduct, shall be a defense to the action or create a presumption that such covered person had not met the applicable standard of conduct.

  Trustees' Plenary Powers and Powers with Respect to Amendments, Mergers and Committees.

   Trustees of both SRVIT and Nations Trust are responsible for managing the business of the Trusts and have all powers necessary or convenient to carry out that responsibility.

   Except when otherwise required by the 1940 Act, SRVIT's Declaration of Trust may be amended by the Trustees at any time by a majority of the Trustees then in office, provided notice of any amendment (other than amendments having the purpose of supplying any omission, curing any ambiguity or curing, correcting or supplementing any defective or inconsistent provision contained herein, or having any other purpose which is ministerial or clerical in nature) shall be mailed promptly to shareholders of record at the close of business on the effective date of such amendment. Except when otherwise required by the 1940 Act, SRVIT's Declaration of Trust may be amended by the shareholders at any time by a majority vote of the shares of the Trust entitled to be voted.

   Nations Trust's Declaration of Trust may be amended by the Trustees without the vote or consent of holders to change the name of the Trust, to supply any omission, to cure, correct or supplement any ambiguous, defective or inconsistent provision hereof, or to conform the Declaration of Trust to the requirements of the 1940 Act, the Internal Revenue Code of 1986, DBTA, or any other applicable Federal laws or regulations, but the Trustees shall not be liable for failing to do so.

   Nations Trust's shareholders may amend the Declaration of Trust by the vote of holders holding more than 50% of the total interests entitled to vote or by any instrument in writing, without a meeting, signed by a majority of the Trustees and consented to by the vote of holders holding more than 50% of the total interests entitled to vote. However, no amendment may be made, which would change any rights with respect to any interest in the Trust by reducing the amount payable thereon upon liquidation of the Trust or by diminishing or eliminating any voting rights pertaining thereto, except with a "Majority Interests Vote," as described below.

   Under Nations Trust's Declaration of Trust, a Majority Interests Vote means the vote, at a meeting of the holders of interests in the Trust, or in any series thereof, of the lesser of (a) 67% or more of the Interests present or represented at such meeting, provided the holders of more than 50% of the interests in the Trust, or the affected series, are present or represented by proxy or (b) more than 50% of the interests in the Trust, or the affected series.

   The Board of Trustees of SRVIT may, upon affirmative majority vote,
(a) select any entity, be it a corporation, association, Trust or other kind of organization, or organize any such kind of entity, to take over the Trust property and carry on the affairs of the Trust and (b) merge the Trust into or sell, convey and transfer the Trust property to any such entity for such consideration and upon terms and conditions without limitation as they in their discretion deem suitable.

   Nations Trust's Declaration of Trust provides that the Trust, or any series thereof, may (a) merge or consolidate with or into one or more business trusts or other business entities (as defined in the DBTA) or any other organization formed or organized or existing under the laws of the State of Delaware or any other state or the United States or any foreign country or other foreign jurisdiction, (b) convert to a common-law trust, a general partnership (including a registered limited liability partnership), a limited partnership (including a registered limited liability limited partnership) or a limited liability company organized, formed or created under the laws of the State of Delaware, or (c) sell, lease or exchange all or substantially all of its property, including its good will, in each such case, upon such terms and conditions and for such consideration when and as authorized by no less than a majority of the Trustees and, at any meeting of holders called for the purpose, by a Majority Interests Vote, or by an instrument or instruments in writing without a meeting, consented to by a Majority Interests Vote.


Comparison of the current SRVIT Charter Documents to the CVIT Charter Documents

   It currently is expected that, following the Merger, SRVIT will be revised and it will be reorganized and renamed Columbia Variable Insurance Trust ("CVIT"). If the trust reorganization and renaming is effected, then the Acquiring Fund will be subject to new Charter Documents. The following is a summary of the significant differences between the CVIT Charter Documents and the current SRVIT Charter Documents.


   Shareholder Voting Rights. Both the CVIT Charter Documents and the SRVIT Charter Documents provide shareholders the power to vote (i) for the election or removal of Trustees, (ii) with respect to any termination of the Trust other than by the Trustees by written notice to shareholders, (iii) with respect to derivative actions, and (iv) with respect to any other matters required by law or by the organizational documents, or deemed desirable by the Board of Trustees. The SRVIT Charter Documents also explicitly provide shareholders the power to vote with respect to any investment adviser and with respect to any amendment by the Trustees that requires shareholder authorization. Both sets of Charter Documents state that shareholders have the power to vote only on these matters.

   The CVIT Charter Documents provide that no shareholder may bring a derivative action, proceeding or claim without first requesting the Trustees to bring or to maintain such action, proceeding or claim. They further state that such demand shall be excused only when the shareholder plaintiff makes a specific showing that irreparable injury to the Trust or series otherwise would result. The SRVIT Charter Documents do not expressly require such demand.

   The CVIT Charter Documents provide that each whole share or fractional share outstanding on the record date is entitled to a number of votes on any matter on which it is entitled to vote equal to the net asset value of the share or fractional share in U.S. dollars determined at the close of business on the record date. For example, a share having a net asset value of $10.50 would be entitled to 10.5 votes. The SRVIT Charter Documents provide that on a record date, each outstanding share or fractional share is entitled to one vote or a proportional fractional vote.

   Notice to Shareholders. Both the CVIT Charter Documents and the SRVIT Charter Documents provide that notice of shareholder meetings must be given not less than seven days in advance. The CVIT Charter Documents state that this notice can be mailed, postage prepaid, or sent by facsimile or other electronic submission, whereas the SRVIT Charter Documents require only that the notice be written.

   Trustee's Power to Amend Charter Documents. The CVIT Charter Documents provide that the Charter Documents may be amended at any time by an instrument in writing signed by a majority of the then Trustees, provided that, for non-ministerial amendments, notice is mailed to shareholders upon the same day such amendment is effective. The SRVIT Charter Documents also provide that the Charter Documents may be amended at any time by an instrument in writing signed by a majority of the then Trustees, but only when so authorized by vote of a majority of the shares entitled to vote with respect to such amendment. Notwithstanding the foregoing sentence, shareholder authorization is not required for amendments to change the name of the Trust, to supply any omission, to cure any ambiguity or to cure, to correct or to supplement any defective or inconsistent provision.

   Termination of Trust, Series or Class of Trust. Both the CVIT Charter Documents and the SRVIT Charter Documents provide that the Trustees may terminate the Trust or any series of the Trust without shareholder approval by written notice to the shareholders. The CVIT Charter Documents also allow the Trustees to terminate a class without shareholder approval by written notice to the shareholders.

   Merger or Consolidation of Trust or Series of Trust. The CVIT Charter Documents provide that a consolidation, merger or transfer may be authorized by vote of a majority of the Trustees then in office without shareholder approval, unless otherwise required by law. Under the SRVIT Charter Documents, the shareholders have no express right to vote on mergers or consolidations.

   Removal of Trustees. Both the CVIT Charter Documents and the SRVIT Charter Documents provide that a Trustee may be removed, with or without cause, by a majority of Trustees then in office. Under the SRVIT Charter Documents, a Trustee may also be removed, with or without cause (a) at any meeting called for such purpose by a vote of two-thirds of the outstanding shares or (b) by the holders of two-thirds of the outstanding shares by declaration in writing filed with the custodian of the securities of the Trust.

   Trustee Liability. Both the CVIT Charter Documents and the SRVIT Charter Documents provide that Trustees are not personally liable for claims against the Trust or any neglect or wrongdoing of any officer, agent, employee, investment adviser, or principal underwriter of the Trust. Each Trustee is not responsible for the act or omission of any other Trustee and may be liable only by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

   Trustee and Officer Indemnification. The CVIT Charter Documents provide that the Trust will indemnify each of its Trustees and officers who are not employees or officers of any investment adviser to the Trust or any affiliated person thereof and may indemnify each of its officers who are employees or officers of any investment adviser to the Trust or any affiliated person thereof against all liabilities and expenses, including amounts paid in satisfaction of judgments, in compromise, as fines and penalties, and as counsel fees, reasonably incurred by such person while in office or thereafter, by reason of the indemnified person's service as a Trustee or officer. The SRVIT Charter Documents provide for the same indemnification without a limitation for employees or officers of any investment adviser to the Trust or any affiliated person thereof. Neither Trust will indemnify its Trustees and officers against any liability to the Trust or to its shareholders to which he otherwise would be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

   The CVIT Charter Documents provide that in the absence of a final decision on the merits by an adjudicating body that (i) an indemnifiable person has not acted in good faith in the reasonable belief that such person's action was in the best interests of the Trust or (ii) such person is liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office, indemnification will be provided if (a) approved, after notice of such indemnification, by at least a majority of the disinterested Trustees acting on the matter (provided that a majority of the disinterested Trustees then in office act on the matter) upon a determination, based upon a review of readily available facts, that such person has acted in good faith in the reasonable belief that such person's action was in the best interests of the Trust and is not liable to the Trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office or (b) there has been obtained an opinion in writing of independent legal counsel, based upon a review of readily available facts to the effect that such person appears to have acted in good faith in the reasonable belief that such person's action was in the best interests of the Trust and that such indemnification would not protect such person against any liability to the Trust to which such person otherwise would be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. The SRVIT Charter Documents provide the same indemnification coverage in the absence of a final decision on the merits, but do not employ the good faith standard in addition to the liability standard.

   The CVIT Charter Documents provide that the appointment, designation or identification of a Trustee as the chairman of the Board, the lead or assistant lead independent Trustee, a member or chairman of a committee of the Board, an expert on any topic or in any area (including an audit committee financial expert) or as having any other special appointment, designation or identification shall not (a) impose on that person any duty, obligation or liability that is greater than the duties, obligations and liabilities imposed on that person as a Trustee in the absence of the appointment, designation or identification or (b) affect in any way such Trustee's rights or entitlement to indemnification, and no Trustee who has special skills or expertise, or is appointed, designated or identified as aforesaid, shall (x) be held to a higher standard of care by virtue thereof or (y) be limited with respect to any indemnification to which such Trustee would otherwise be entitled. The SRVIT Charter Documents do not contain a corollary provision.

                     EVERY SHAREHOLDER'S VOTE IS IMPORTANT!
                           VOTE THIS PROXY CARD TODAY!

THREE CONVENIENT WAYS TO VOTE YOUR PROXY.

You can vote your proxies over the Internet, by telephone or by fax - it's easy and confidential.

INTERNET, TELEPHONE AND FAX VOTING ARE AVAILABLE 24 HOURS A DAY, SEVEN DAYS A WEEK.

If you are voting by Internet, telephone or fax, you should NOT mail your proxy card.

Vote by Internet:
  - Read the proxy statement and have your proxy card available.
  - Go to https://vote.proxy-direct.com and follow the on screen directions. Vote by Telephone:
  - Read the proxy statement and have your proxy card available.
  - When you are ready to vote, call toll free 1-866-837-1888.
  - Follow the recorded instructions provided to cast your vote.
Vote by Fax:
  - Fax your executed proxy to us toll free at 1-888-796-9932 anytime.

If you have any questions or concerns, please call 1-866-348-1468 from 9:00 a.m. to 11:00 p.m. EDT Monday through Friday, and Saturdays from 12:00 p.m. to 6:00 p.m.

You may receive additional proxies for other accounts. These are not duplicates; you should sign and return each proxy in order for your votes to be counted.

                  Please detach at perforation before mailing.

                             NATIONS VALUE PORTFOLIO                       PROXY
                   A SERIES OF NATIONS SEPARATE ACCOUNT TRUST
            SPECIAL MEETING OF SHAREHOLDERS to be held March 15, 2006

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES. The undersigned hereby appoints Christopher L. Wilson, J. Kevin Connaughton, Michael G. Clarke and Vincent P. Pietropaolo, and each of them, with full power of substitution to each, to vote all shares at the Special Meeting of Shareholders to be held at One Financial Center, Boston, Massachusetts, on March 15, 2006, 10:00 a.m. Eastern time and at any and all adjournments, as specified herein and, on any other business that may properly come before the meeting, in accordance with their best judgment.

Your vote is important, no matter how many shares you own. Please vote on the reverse side of this proxy card and sign in the space(s) provided. Return your completed proxy card in order for your votes to be counted. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED AND, ABSENT DIRECTION, WILL BE VOTED FOR THE PROPOSALS LISTED. THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE HOLDER'S BEST JUDGMENT AS TO ANY OTHER MATTER.

VOTE VIA THE INTERNET:  https://vote.proxy-direct.com
VOTE VIA THE TELEPHONE:  1-866-837-1888
999 9999 9999 999                                               12345678

Note: Please sign exactly as name or names appear hereon. Joint owners should each sign personally. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Shareholder sign here

Co-owner sign here

Date                                                                   NVP_15952
PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

                     EVERY SHAREHOLDER'S VOTE IS IMPORTANT!
                           VOTE THIS PROXY CARD TODAY!

                  Please detach at perforation before mailing.

THE TRUSTEES UNANIMOUSLY RECOMMEND THAT YOU VOTE FOR THE PROPOSAL.

PLEASE MARK BOXES BELOW IN BLUE OR BLACK INK AS FOLLOWS.  Example:  [_]


                                                                                   FOR              AGAINST             ABSTAIN
1.   To approve an Agreement Plan of Reorganization providing for (i) the sale     [_]                [_]                 [_]
     of all of the assets of Nations Value Portfolio (the "Acquired Fund") to, and the assumption of all of the liabilities of the Acquired Fund by,
     Liberty Growth and Income Fund, Variable Series (the "Acquiring Fund"), a
     series of Liberty Variable Investment Trust, in exchange for shares of the
     Acquiring Fund, and (ii) the distribution of such shares to the shareholders of the Acquired Fund in complete liquidation of the Acquired
     Fund.

2. To transact such other business as may properly come before the Meeting, or any adjournment(s) thereof.

                                    NVP_15952

                       STEINROE VARIABLE INVESTMENT TRUST

                                    Form N-14
                                     Part B

                       STATEMENT OF ADDITIONAL INFORMATION

                                January 20, 2006



This Statement of Additional Information (the "SAI") relates to the proposed acquisition (the "Acquisition") of Nations Asset Allocation Portfolio (the "Acquired Fund"), a series of Nations Separate Accounts Trust, by Liberty Asset Allocation Fund, Variable Series (the "Acquiring Fund"), a series of SteinRoe Variable Investment Trust. This SAI contains information which may be of interest to shareholders but which is not included in the combined Prospectus/Proxy Statement dated January 20, 2006 (the "Prospectus/Proxy Statement") which relates to the Acquisition. As described in the Prospectus/Proxy Statement, the Acquisition would involve the transfer of all the assets of the Acquired Fund in exchange for shares of the Acquiring Fund and the assumption of all the liabilities of the Acquired Fund by the Acquiring Fund. The Acquired Fund would distribute the Acquiring Fund shares it receives to its shareholders in complete liquidation of the Acquired Fund. The Acquiring Fund will be the survivor for accounting purposes.


This SAI is not a prospectus and should be read in conjunction with the Prospectus/Proxy Statement. The Prospectus/Proxy Statement has been filed with the Securities and Exchange Commission and is available upon request and without charge by writing to the Acquiring Fund at One Financial Center, Boston, Massachusetts 02111-2621, or by calling 1-800-426-3750.

TABLE OF CONTENTS

--------------------------------------------------------------------------------
Additional Information about the Acquiring Fund ...........................   2


--------------------------------------------------------------------------------

Independent Registered Public Accounting Firm .............................   4
--------------------------------------------------------------------------------
Financial Statements ......................................................   4

--------------------------------------------------------------------------------
Appendix A - Statement of Additional Information of the Acquiring Fund .... A-1
--------------------------------------------------------------------------------
Appendix B -  Pro Forma Financial Statements .............................. B-1
--------------------------------------------------------------------------------

ADDITIONAL INFORMATION ABOUT THE ACQUIRING FUND

Attached hereto as Appendix A is the Statement of Additional Information of the Acquiring Fund dated May 1, 2005, as supplemented.


The following updates the Statement of Additional Information of the Acquiring Fund dated May 1, 2005 attached hereto:

With respect to the Acquiring Fund, the Trustee compensation table under the section TRUSTEES AND OFFICERS-Trustees and Trustees' Fees is revised as follows:



                             Aggregate
                       Compensation from the                                 Total Compensation from
                       Asset Allocation Fund                                  the Fund Complex Paid
                              for the             Pension or Retirement      to the Trustees for the
                         Fiscal Year Ended     Benefits Accrued as part of     Calendar Year Ended
       Trustee           December 31, 2005            Fund Expenses             December 31, 2005
       -------         ---------------------   ---------------------------   -----------------------
Douglas A. Hacker            $  984.77                     N/A                        $111,277
Janet Langford Kelly         $1,025.05                     N/A                        $116,500
Richard W. Lowry             $  885.42                     N/A                        $142,500
William E. Mayer             $ 1019.61                     N/A                        $147,750
Charles R. Nelson            $  981.71                     N/A                        $111,500
John J. Neuhauser            $  903.29                     N/A                        $137,833
Patrick J. Simpson                  --                     N/A                              --
Thomas E. Stitzel            $  999.05                     N/A                        $113,000
Thomas C. Theobald           $  495.20                     N/A                        $ 55,500
Anne-Lee Verville            $ 1062.45                     N/A                        $120,723
Richard L. Woolworth         $  940.01                     N/A                        $106,500



With respect to the Acquiring Fund, the table under the section TRUSTEES AND OFFICERS-Share Ownership is revised as follows:

     The following table shows the dollar range of equity securities beneficially owned by each Trustee as of December 31, 2005 (i) in each Fund and
(ii) in the Funds in the Fund Complex.

                              Dollar Range of         Aggregate Dollar
                             Equity Securities        Range of Equity
                               Owned in the       Securities Owned in All
                               Liberty Asset     Funds Overseen by Trustee
     Name of Trustee          Allocation Fund        in the Fund Complex
---------------------------- ------------------- ----------------------------
Disinterested Trustees
Douglas A. Hacker                   None                Over $100,000
Janet Langford Kelly                None                Over $100,000
Richard W. Lowry                    None                Over $100,000
Charles R. Nelson             $50,001-$100,00           Over $100,000
John J. Neuhauser                   None                Over $100,000
Patrick J. Simpson                  None                Over $100,000
Thomas E. Stitzel                   None               $50,001-$100,00
Thomas C. Theobald                  None                Over $100,000
Anne-Lee Verville                   None              Over $100,000 (1)
Richard L. Woolworth                None                Over $100,000

Interested Trustee
William E. Mayer                    None              $50,001-$100,000

(1) Includes the value of compensation payable under the deferred compensation plan for independent Trustees of the Columbia Fund Complex that is determined as if the amounts deferred had been invested, as of the date of deferral, in shares of one or more funds in the Columbia Fund Complex as specified by Ms. Verville.

With respect to the Acquiring Fund, the following is added to the table under the section PORTFOLIO MANAGERS-Other Accounts Managed by Portfolio Managers:



                               Other SEC-registered
                              open-end and closed-end     Other pooled investment
                                        funds                    vehicles                Other accounts
                            --------------------------   ------------------------   ------------------------
                            Number of                    Number of                  Number of
    Portfolio Manager        accounts       Assets        accounts      Assets       accounts      Assets
-------------------------   ---------   --------------   ---------   ------------   ---------   ------------
Vikram J. Kuriyan, PhD/1/      12       $7.237 billion       11      $1.0 billion       15      $1.4 billion
John Wilson/2/                  7       $2.089 billion        1      $329 million       15      $ 46 million
Karen Wurdack/3/                2*      $  1.1 billion        0           N/A            4      $    210,000



/1/ Information for Dr. Kuriyan, who began managing the Fund after its fiscal year end, is provided as of May 31, 2005.
/2/ Information for Mr. Wilson, who began managing the Fund after its fiscal year end, is provided as of August 1, 2005.
/3/ Information for Ms. Wurdack, who began managing the Fund after its fiscal year end, is provided as of July 31, 2005.
* Includes two registered investment companies totaling $1.1 billion in assets having advisory fees based on performance.

With respect to the Acquiring Fund, the following is added to the table under the section PORTFOLIO MANAGERS-Ownership of Securities:



                         Dollar Range of Equity Securities in the Fund
   Portfolio Manager                   Beneficially Owned
----------------------   ---------------------------------------------
Vikram J. Kuriyan, PhD                         $0
John Wilson                                    $0
Karen Wurdack                                  $0



With respect to the Acquiring Fund, the following is added to the table under the section PORTFOLIO MANAGERS-Compensation:



   Portfolio Manager        Performance Benchmarks               Peer Group
----------------------   ---------------------------   -------------------------------
Vikram J. Kuriyan, PhD          S&P 500 Index          Morningstar Moderate Allocation
                                     and                           Category
                         Lehman Aggregate Bond Index
John Wilson                     S&P 500 Index          Morningstar Moderate Allocation
                                     and                           Category
                         Lehman Aggregate Bond Index
Karen Wurdack                   S&P 500 Index          Morningstar Moderate Allocation
                                     and                           Category
                         Lehman Aggregate Bond Index



With respect to the Acquiring Fund, the section TRUST CHARGES AND
EXPENSES-Management Fees is supplemented as follows:

     For the 2005 fiscal year, Liberty Asset Allocation Fund, Variable Series paid the Advisor $1,186,823 in advisory fees.

With respect to the Acquiring Fund, the table under the section TRUST CHARGES AND EXPENSES-Administrative Expenses is revised as follows:

                                                           2005
                                                         --------
   Liberty Asset Allocation Fund, Variable Series        $395,558

With respect to the Acquiring Fund, the brokerage commissions table under the section PORTFOLIO TRANSACTIONS-Compensation is revised as follows:



                                         Liberty Asset
                                        Allocation Fund,
Fiscal year ended December 31, 2005     Variable Series
-------------------------------------   ----------------
Total amount of brokerage commissions     $189,164.23



With respect to the Acquiring Fund, the RECORD SHAREHOLDERS section is revised as follows:



                                                                                   PERCENTAGE OF
                                                                                    OUTSTANDING
                                  NUMBER OF                 PERCENTAGE OF            SHARES OF
                                 OUTSTANDING                 OUTSTANDING            CLASS OWNED
                                  SHARES OF                   SHARES OF          UPON CONSUMMATION
NAME AND ADDRESS                 CLASS OWNED                 CLASS OWNED             OF MERGER
----------------                 -----------                -------------        -----------------
CLASS A
---------------------------------------------------------------------------------------------------
SUN LIFE ASSURANCE COMPANY       4,131,943.728                 34.11%                   30.73%
OF CANADA (U.S.)
C/O SUN LIFE FINANCIAL
PO BOX 9133
WELLESLEY HILLS MA 02481-9133
---------------------------------------------------------------------------------------------------
KEYPORT                          1,505,497.029                 12.43%                   11.20%
C/O SUN LIFE FINANCIAL
PO BOX 9133
WELLESLEY HILLS MA 02481-9133
---------------------------------------------------------------------------------------------------
SUN LIFE ASSURANCE COMPANY       3,875,979.257                 32.00%                   28.83%
OF CANADA (U.S.)
C/O SUN LIFE FINANCIAL
PO BOX 9133
WELLESLEY HILLS MA 02481-9133
---------------------------------------------------------------------------------------------------
AMERICAN SKANDIA LIFE
ASSURANCE                          950,306.636                  7.85%                    7.07%
C/O ATTN ALISON MITNICK
CORPORATE DRIVE
9TH FLOOR
SHELTON, CT 06484

CLASS B
---------------------------------------------------------------------------------------------------
SUN LIFE ASSURANCE COMPANY       3,021,320.073                 73.04%                   73.04%
OF CANADA (U.S.)
C/O SUN LIFE FINANCIAL
PO BOX 9133
WELLESLEY HILLS MA 02481-9133
---------------------------------------------------------------------------------------------------
KEYPORT                            588,874.931                 14.24%                   14.24%
C/O SUN LIFE FINANCIAL
PO BOX 9133
WELLESLEY HILLS MA 02481-9133
---------------------------------------------------------------------------------------------------
SUN LIFE FINANCIAL                 447,803.348                 10.83%                   10.83%
PO BOX 9133
WELLESLEY HILLS MA 02481-9133
---------------------------------------------------------------------------------------------------





INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP, located at 125 High Street, Boston, MA 02110-1707, is the independent registered public accounting firm for the Acquiring Fund, providing audit and tax return review of various Securities and Exchange Commission filings. The Report of Independent Registered Public Accounting Firm, Financial Highlights and Financial Statements included in the Acquiring Fund's Annual Report to Shareholders for the fiscal year ended December 31, 2004, are incorporated by reference into this SAI. The audited financial statements for the Acquiring Fund are incorporated by reference into this SAI and the audited financial statements for the Acquired Fund are incorporated by reference into the Prospectus/Proxy Statement and this SAI have been so included and incorporated in reliance upon the report of PricewaterhouseCoopers LLP, given on their authority as experts in auditing and accounting.

FINANCIAL STATEMENTS

Pro forma financial statements of the Acquiring Fund for the Acquisition are attached hereto as Appendix B.

Appendix A - Statement of Additional Information of the Acquiring Fund


                                    - A-1 -

                       STEINROE VARIABLE INVESTMENT TRUST

                One Financial Center, Boston, Massachusetts 02111

               Liberty Small Company Growth Fund, Variable Series
                 Columbia Large Cap Growth Fund Variable Series
                 Liberty Asset Allocation Fund, Variable Series
                Liberty Federal Securities Fund, Variable Series
                   Liberty Money Market Fund, Variable Series

                       STATEMENT OF ADDITIONAL INFORMATION

                                Dated May 1, 2005

        This Statement of Additional Information (SAI) is not a prospectus, but provides additional information which should be read in conjunction with the Funds' Prospectus dated May 1, 2005 and any supplement thereto. Financial statements, which are contained in the Funds' December 31, 2004, Annual Report, are incorporated by reference into this SAI. A Prospectus and Annual Report may be obtained at no charge by calling Columbia Funds Distributor, Inc. (CFD) at
(800) 437-4466, or by contacting the applicable Participating Insurance Company (as defined in the Prospectus), or the broker-dealers offering certain variable annuity contracts or variable life insurance policies issued by the Participating Insurance Company.

                                TABLE OF CONTENTS

                                                                     Page
        General Information and History................................3
        Investment Restrictions........................................6
        Portfolio Turnover............................................10
        Purchases and Redemptions.....................................10
        Trustees and Officers.........................................11
        Portfolio Managers ...........................................21
        Management Arrangements.......................................30
        Trust Charges and Expenses....................................32
        Underwriters..................................................37
        Code of Ethics................................................42
        Anti-Money Laundering Compliance..............................42
        Disclosure of Portfolio Information...........................42
        Custodian.....................................................45
        Portfolio Transactions........................................45
        Net Asset Value...............................................56
        Taxes.........................................................56
        Record Shareholders...........................................58

        Independent Registered Public Accounting Firm
        and Financial Statements......................................62
        Appendix A - Investment Techniques and Securities.............63
        Appendix B - Proxy Voting Policies and Procedures.............81

                         GENERAL INFORMATION AND HISTORY

        SteinRoe Variable Investment Trust (the Trust), a business trust organized under the laws of Massachusetts, commenced operations on January 1, 1989, and is registered with the Securities and Exchange Commission (SEC) as an open-end management investment company. The Trust currently offers five Funds with differing investment goals, policies and restrictions. Currently, the Trust consists of Liberty Small Company Growth Fund, Variable Series (Small Company Growth Fund), Columbia Large Cap Growth Fund, Variable Series (Large Cap Growth
Fund), Liberty Asset Allocation Fund, Variable Series (Asset Allocation Fund), Liberty Federal Securities Fund, Variable Series (Federal Securities Fund) and Liberty Money Market Fund, Variable Series (Money Market Fund) (individually referred to as a Fund, or by the defined name indicated, or collectively as the Funds).

        Effective February 25, 2005, Stein Roe Growth Stock Fund, Variable Series changed its name to Columbia Large Cap Growth Fund, Variable Series.

        Effective April 7, 2003, Stein Roe Balanced Fund, Variable Series changed its name to Liberty Asset Allocation Fund, Variable Series and Stein Roe Money Market Fund, Variable Series changed its name to Liberty Money Market Fund, Variable Series. Effective April 14, 2003, Stein Roe Small Company Growth Fund, Variable Series changed its name to Liberty Small Company Growth Fund, Variable Series. Effective April 30, 2001, the Federal Securities Fund changed its name from Stein Roe Mortgage Securities Fund, Variable Series to its current name. Effective May 5, 1999, Small Company Growth Fund changed its name from Stein Roe Special Venture Fund, Variable Series to Stein Roe Small Company Growth Fund. Effective November 15, 1997, Small Company Growth Fund changed its name from Stein Roe Capital Appreciation Fund to Stein Roe Special Venture Fund, Variable Series.

        The Trust issues shares of beneficial interest in each Fund, an open-end management investment company that is a diversified series of the Trust, that represent the entire interest in a separate series of the Trust. The Trust is permitted to offer separate series and different classes of shares. The Trust currently offers two separate classes of shares, Class A shares and Class B shares. Class B shares differ from Class A shares solely in that Class B shares have a fee pursuant to Rule 12b-1 of the Investment Company Act of 1940, as amended (1940 Act) which is used for certain shareholder service and distribution expenses. Sales of shares of each class are made without a sales charge at each Fund's per share net asset value. The Trust may add or delete Funds and/or classes from time to time. The Trust is the funding vehicle for variable annuity contracts (VA contracts) and variable life insurance policies (VLI policies) offered by the separate accounts of life insurance companies (Participating Insurance Companies).

        The Trust was organized under an Agreement and Declaration of Trust (Declaration of Trust) as a Massachusetts business trust on June 9, 1987. The Declaration of Trust may be amended by a vote of either the Trust's shareholders or the Board. The Trust is authorized to issue an unlimited number of shares of beneficial interest without par value, in one or more series, each with one or more classes, as the Board may authorize.

        Each share of a Fund class is entitled to participate pro rata in any dividends and other distributions declared by the Board with respect to that share class, and all shares of a Fund have proportionate rights in the event of liquidation of that Fund.

        Shareholders of a Fund are entitled to one vote for each share of that Fund held on any matter presented to shareholders. Shares of the Funds will vote separately as individual series when required by the 1940 Act or other applicable law or when the Board determines that the matter affects only the interests of one or more Funds, such as, for example, a proposal to approve an amendment to that Fund's Advisory Agreement, but shares of all the Funds vote together, to the extent required by the 1940 Act, in the election or selection of Trustees and independent accountants.

        The shares do not have cumulative voting rights, which means that the holders of more than 50% of the shares of the Funds voting for the election of Trustees can elect all of the Trustees, and, in such event, the holders of the remaining shares will not be able to elect any Trustees.

        The Funds are not required by law to hold regular annual meetings of their shareholders and do not intend to do so. However, special meetings may be called for purposes such as electing or removing Trustees or changing fundamental policies.

        The Trust is required to hold a shareholders' meeting to elect Trustees to fill vacancies in the event that less than a majority of Trustees were elected by shareholders. Trustees may also be removed by the vote of two-thirds of the outstanding shares at a meeting called at the request of shareholders whose interests represent 10% or more of the outstanding shares.

        Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Trust's Declaration of Trust disclaims liability of the shareholders, the Trustees, or officers of the Trust for acts or obligations of the Trust, which are binding only on the assets and property of the Trust (or the applicable Fund thereof) and requires that notice of such disclaimer be given in each agreement, obligation, or contract entered into or executed by the Trust or the Board. The Declaration of Trust provides for indemnification out of the Trust's assets (or the applicable Fund) for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is believed to be remote because it is limited to circumstances in which the disclaimer is inoperative and the Trust itself is unable to meet its obligations. The risk to any one Fund of sustaining a loss on account of liabilities incurred by another Fund also is believed to be remote.

                             INVESTMENT RESTRICTIONS

        Each Fund operates under the investment restrictions listed below. Restrictions lettered (a) through (g) are fundamental policies which may not be changed for a Fund without approval of a majority of the outstanding voting shares of a Fund, defined as the lesser of the vote of (a) 67% or more of the shares of a Fund present at a meeting where more than 50% of the outstanding shares are present in person or represented by proxy or (b) more than 50% of the outstanding shares of a Fund. Other restrictions are not fundamental policies and may be changed with respect to a Fund by the Trustees without shareholder approval.

        Total assets and net assets are determined at current value for purposes of compliance with investment restrictions and policies. All percentage limitations will apply at the time of investment and are not violated unless an excess or deficiency occurs as a result of such investment. For purposes of the diversification requirement of the 1940 Act, the issuer with respect to a security is the entity whose revenues support the security.

Fundamental Policies

        The following investment restrictions apply to each Fund except as otherwise indicated. A Fund may not:

(a) with respect to 75% of the value of the total assets of a Fund, invest more than 5% of the value of its total assets, taken at market value at the time of a particular purchase, in the securities of any one issuer, except (a) securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, and (b) [with respect to Money Market Fund only] certificates of deposit, bankers' acceptances and repurchase agreements;

(b) purchase securities of any one issuer if more than 10% of the outstanding voting securities of such issuer would at the time be held by the Fund;

(c) act as an underwriter of securities, except insofar as it may be deemed an underwriter for purposes of the Securities Act of 1933 on disposition of securities acquired subject to legal or contractual restrictions on resale;

(d) invest in a security if more than 25% of its total assets (taken at market value at the time of a particular purchase) would be invested in the securities of issuers in any particular industry, except that this restriction does not apply to: (i) securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, (ii) [with respect to Money Market Fund only] certificates of deposit and bankers' acceptances and repurchase agreements or (iii) [as to Money Market Fund only] securities of issuers in the financial services industry;

(e) purchase or sell real estate (although it may purchase securities secured by real estate or interests therein, and securities issued by companies which invest in real estate or interests therein), commodities or commodity contracts (except that it may enter into (a) futures and options on futures and (b) forward contracts);

(f) make loans, but this restriction shall not prevent a Fund from (a) buying a part of an issue of bonds, debentures, or other obligations which are publicly distributed, or from investing up to an aggregate of 15% of its total assets (taken at market value at the time of each purchase) in parts of issues of bonds, debentures or other obligations of a type privately placed with financial institutions, (b) investing in repurchase agreements, or (c) lending portfolio securities, provided that it may not lend securities if, as a result, the aggregate value of all securities loaned would exceed 15% of its total assets (taken at market value at the time of such loan); or

(g) borrow, except from banks, other affiliated funds and other entities to the extent permitted by the Investment Company Act of 1940.

Non-Fundamental Policies

        Each Fund is also subject to the following restrictions and policies, which are not fundamental and may be changed by the Trustees without shareholder approval. A Fund may:

(a) not invest in companies for the purpose of exercising control or management;

(b) not purchase more than 3% of the stock of another investment company; or purchase stock of other investment companies equal to more than 5% of the Fund's total assets (valued at time of purchase) in the case of any one other investment company and 10% of such assets (valued at the time of purchase) in the case of all other investment companies in the aggregate; any such purchases are to be made in the open market where no profit to a sponsor or dealer results from the purchase, other than the customary broker's commission, except for securities acquired as part of a merger, consolidation or acquisition of assets;

(c) not mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any securities owned or held by it, except as may be necessary in connection with (i) permitted borrowings and (ii) options, futures and options on futures;

(d) not issue senior securities, except to the extent permitted by the Investment Company Act of 1940 (including permitted borrowings);

(e) not purchase portfolio securities for the Fund from, or sell portfolio securities to, any of the officers and directors or Trustees of the Trust or of its investment adviser;

(f) not invest more than 5% of its net assets (valued at time of purchase) in warrants, nor more than 2% of its net assets in warrants that are not listed on the New York or American Stock Exchanges;

(g) not write an option on a security unless, in compliance with SEC requirements, cash or liquid securities equal in value to the commodity value (less any applicable margin deposits) have been deposited in a segregated account;

(h) buy or sell an option on a security, a futures contract or an option on a futures contract so long as the total initial margin and premiums on the contracts do not exceed 5% of its total assets;

(i) not purchase securities on margin (except for use of short-term credits as are necessary for the clearance of transactions), make short sales of securities, or participate on a joint or a joint and several basis in any trading account in securities (except in connection with transactions in options, futures, and options on futures) [all Funds except Federal Securities Fund];

(j) not purchase a put or call option if the aggregate premiums paid for all put and call options exceed 20% of its net assets (less the amount by which any such positions are in-the-money), excluding put and call options purchased as closing transactions; or

(k) not invest more than 15% [except as to Money Market Fund, 10%] of the Fund's net assets (taken at market value at the time of each purchase) in illiquid securities including repurchase agreements maturing in more than seven days.

        Further, as to Money Market Fund with respect to 100% of its assets, SEC rules prohibit the Fund from investing more than 5% of its assets, taken at market value at the time of purchase, in the securities of any one issuer; provided that (i) the Fund may invest more than 5% of its assets in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities and (ii) the Fund may invest more than 5% of its assets for a period of up to three business days after the purchase thereof (but not more than 25% of its assets) in the securities of any one first-tier issuer (as determined by SEC rules); provided, further, that the Fund may not make more than one investment in accordance with this exception at any one time.

        Under normal market conditions, Money Market Fund will invest at least 25% of its assets in securities of issuers in the financial services industry. This policy may cause the Fund to be more adversely affected by changes in market or economic conditions and other circumstances affecting the financial services industry. The financial services industry includes issuers that, according to the Directory of Companies Required to File Annual Reports with the SEC, are in the following categories: state banks; national banks; savings and loan holding companies; personal credit institutions; business credit institutions; mortgage-backed securities; finance services; security and commodity brokers, dealers and services; life, accident and health insurance carriers; fire, marine, casualty and surety insurance carriers; and insurance agents, brokers and services.

Additional Voluntary Restrictions Pertaining to Small Company Growth Fund

        Small Company Growth Fund also is subject to the following additional restrictions and policies under certain applicable insurance laws pertaining to variable annuity contract separate accounts. These policies and restrictions are not fundamental and may be changed by the Trustees without shareholder approval:

        The borrowing limits for the Fund are (1) 10% of net asset value when borrowing for any general purpose and (2) 25% of net asset value when borrowing as a temporary measure to facilitate redemptions. For this purpose, net asset value is the market value of all investments or assets owned less outstanding liabilities of the Fund at the time that any new or additional borrowing is undertaken.

        The Fund also will be subject to the following diversification guidelines pertaining to investments in foreign securities:

1. The Fund will be invested in a minimum of five different foreign countries at all times when it holds investments in foreign securities. However, this minimum is reduced to four when foreign country investments comprise less than 80% of the Fund's net asset value; to three when less than 60% of such value; to two when less than 40%; and to one when less than 20%.

2. Except as set forth in item 3 below, the Fund will have no more than 20% of its net asset value invested in securities of issuers located in any one foreign country.

3. The Fund may have an additional 15% of its value invested in securities of issuers located in any one of the following countries: Australia, Canada, France, Japan, the United Kingdom or Germany.

        If a percentage limit with respect to any of the foregoing fundamental and non-fundamental policies is satisfied at the time of investment or borrowing, a later increase or decrease in a Fund's assets will not constitute a violation of the limit.

                               PORTFOLIO TURNOVER

        The portfolio turnover of each Fund will vary from year to year. Although no Fund will trade in securities for short-term profits, when circumstances warrant securities may be sold without regard to the length of time held. Portfolio turnover for each Fund (other than Money Market Fund) is shown under "FINANCIAL HIGHLIGHTS" in the Prospectus.

        A 100% turnover rate would occur if all of the securities in the portfolio were sold and either repurchased or replaced within one year. The Funds pay brokerage commissions in connection with options and futures transactions and effecting closing purchase or sale transactions, as well as for the purchases and sales of other portfolio securities other than fixed income securities, for which the Funds pay dealer spreads. If a Fund writes a substantial number of call or put options (on securities or indexes) or engages in the use of futures contracts or options on futures contracts (all referred to as "Collateralized Transactions"), and the market prices of the securities underlying the Collateralized Transactions move inversely to the Collateralized Transaction, there may be a very substantial turnover of the portfolios.

                            PURCHASES AND REDEMPTIONS

        Purchases and redemptions are discussed in the Prospectus under the heading "SHAREHOLDER INFORMATION."

        Each Fund's net asset value is determined on days on which the New York Stock Exchange (NYSE) is open for trading. The NYSE is regularly closed on Saturdays and Sundays and on New Year's Day, the third Monday in January, the third Monday in February, Good Friday, the last Monday in May, Independence Day, Labor Day, Thanksgiving and Christmas. If one of these holidays falls on a Saturday or Sunday, the NYSE will be closed on the preceding Friday or the following Monday, respectively. Net asset value will not be determined on days when the NYSE is closed unless, in the judgment of the Trustees, the net asset value of a Fund should be determined on any such day, in which case the determination will be made at 4 p.m., Eastern time. Please refer to Shareholder Information - How the Funds Calculate Net Asset Value in the Prospectus for additional information on how the purchase and redemption price of Fund shares is determined.

        The Trust reserves the right to suspend or postpone redemptions of shares of any Fund during any period when: (a) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed for other than customary weekend and holiday closing; (b) the SEC has by order permitted such suspension; or (c) an emergency, as determined by the SEC, exists, making disposal of portfolio securities or the valuation of net assets of such Fund not reasonably practicable.

                              TRUSTEES AND OFFICERS

        The Board has overall management responsibility for the Trust and the Funds.

The Trustees serve terms of indefinite duration. The names, addresses and ages of the Trustees and officers of the Trust, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of portfolios overseen by each Trustee and other directorships they hold , are shown below. Each officer listed below serves as an officer of each of the Funds.

                                                                                         Number of
                                                                                         Portfolios
                                         Year First                                       in Fund
                                         Elected or                                       Complex
    Name, Address            Position   Appointed to      Principal Occupation(s)         Overseen
       and Age              with Funds   Office/1/        During Past Five Years         by Trustee   Other Directorships Held
    -------------           ----------  ------------      -----------------------        -----------  ------------------------
Disinterested Trustees
Douglas A. Hacker (Age 49)   Trustee       1996       Executive Vice President -             104                None
P.O. Box 66100                                        Strategy of United Airlines
Chicago, IL 60666                                     (airline) since December, 2002
                                                      (formerly President of UAL
                                                      Loyalty Services (airline) from
                                                      September, 2001 to December,
                                                      2002; Executive Vice President
                                                      and Chief Financial Officer of
                                                      United Airlines from July,  1999
                                                      to September, 2001; Senior Vice
                                                      President-Finance from March,
                                                      1993 to July, 1999).

Janet Langford Kelly         Trustee       1996       Partner, Zelle, Hofmann, Voelbel,      104                None
(Age 47)                                              Mason & Gette LLP (law firm);
9534 W. Gull Lake Drive                               Adjunct Professor of Law,
Richland, MI  49083-8530                              Northwestern University, since
                                                      September 2004 (formerly
                                                      Chief Administrative Officer
                                                      and Senior Vice President,
                                                      Kmart Holding Corporation
                                                      (consumer goods), from
                                                      September, 2003 to March,
                                                      2004; Executive Vice
                                                      President-Corporate
                                                      Development and
                                                      Administration, General
                                                      Counsel and Secretary,
                                                      Kellogg Company (food
                                                      manufacturer), from
                                                      September, 1999 to August,
                                                      2003; Senior Vice President,
                                                      Secretary and General
                                                      Counsel, Sara Lee Corporation
                                                      (branded, packaged,
                                                      consumer-products
                                                      manufacturer) from January,
                                                      1995 to September, 1999).

Richard W. Lowry (Age 69)    Trustee       1995       Private Investor since August,         106/3/             None
10701 Charleston Drive                                1987 (formerly Chairman and Chief
Vero Beach, FL 32963                                  Executive Officer, U.S. Plywood
                                                      Corporation (building
                                                      products manufacturer)).

Charles R. Nelson (Age 62)   Trustee       1981       Professor of Economics,                104                None
Department of Economics                               University of Washington, since
University of Washington                              January, 1976; Ford and Louisa
Seattle, WA 98195                                     Van Voorhis Professor of
                                                      Political Economy, University of
                                                      Washington, since September,
                                                      1993; (formerly Director,
                                                      Institute for Economic
                                                      Research, University of
                                                      Washington, from September,
                                                      2001 to June, 2003); Adjunct
                                                      Professor of Statistics,
                                                      University of Washington,
                                                      since September, 1980;
                                                      Associate Editor, Journal of
                                                      Money Credit and Banking,
                                                      since September, 1993;
                                                      consultant on econometric and
                                                      statistical matters.

John J. Neuhauser (Age 62)   Trustee       1985       Academic Vice President and Dean       106/3/      Saucony, Inc.
84 College Road                                       of Faculties since August, 1999,                (athletic footwear)
Chestnut Hill, MA                                     Boston College (formerly Dean,
02467-3838                                            Boston College School of
                                                      Management from September, 1977
                                                      to August, 1999).

Patrick J. Simpson (Age 61)  Trustee       2000       Partner, Perkins Coie L.L.P. (law      104                None
1120 N.W. Couch Street                                firm).
Tenth Floor
Portland, OR 97209-4128

Thomas E. Stitzel (Age 69)   Trustee       1998       Business Consultant since 1999         104                None
2208 Tawny Woods Place                                (formerly Professor of Finance
Boise, ID  83706                                      from 1975 to 1999, College of
                                                      Business, Boise State
                                                      University); Chartered Financial
                                                      Analyst.

Thomas C. Theobald           Trustee       1996       Partner and Senior Equity              104           Anixter
(Age 67)/4/                    and                    Advisor, Chicago Growth Partners                  International
8 Sound Shore Drive          Chairman                 (private equity investing) since                 (network support
Suite 285                     of the                  September 2004 (formerly Managing                  equipment
Greenwich, CT  06830          Board                   Director, William Blair Capital                   distributor),
                                                      Partners (private equity                        Ventas, Inc. (real
                                                      investing) from September, 1994                 estate investment
                                                      to September, 2004).                           trust), Jones Lang
                                                                                                       LaSalle (real
                                                                                                      estate management
                                                                                                     services) and Ambac
                                                                                                       Financial Group
                                                                                                     (financial guarantee
                                                                                                          insurance)

Anne-Lee Verville (Age 59)                 1998       Retired since 1997 (formerly           104       Chairman of the
359 Stickney Hill Road                                General Manager, Global Education              Board of Directors,
Hopkinton, NH  03229          Trustee                 Industry, IBM Corporation                       Enesco Group, Inc.
                                                      (computer and technology) from                 (designer, importer
                                                      1994 to 1997).                                  and distributor of
                                                                                                         giftware and
                                                                                                         collectibles)

Richard L. Woolworth          Trustee      1991       Retired since December 2003            104      Northwest Natural
(Age 63)                                              (formerly Chairman and Chief                    Gas C0. (natural
100 S.W. Market Street                                Executive Officer, The Regence                     gas service
#1500                                                 Group (regional health insurer);                    provider)
Portland, OR 97207                                    Chairman and Chief Executive
                                                      Officer, BlueCross BlueShield of
                                                      Oregon; Certified Public
                                                      Accountant, Arthur Young &
                                                      Company)

Interested Trustees
William E. Mayer/2/ (Age 64)   Trustee       1994       Partner, Park Avenue Equity            106/3/    Lee Enterprises
399 Park Avenue                                       Partners (private equity) since                 (print media), WR
Suite 3204                                            February, 1999 (formerly                         Hambrecht + Co.
New York, NY 10022                                    Founding Partner, Development                  (financial service
                                                      Capital LLC from November 1996                 provider), Reader's
                                                      to February, 1999).                            Digest (publishing)
                                                                                                        and OPENFIELD
                                                                                                      Solutions (retail
                                                                                                     industry technology
                                                                                                          provider)

/1/In October 2003, the trustees of the Liberty Funds and Stein Roe Funds were elected to the boards of the Columbia Funds; simultaneous with that election, Patrick J. Simpson and Richard L. Woolworth, who had been directors/trustees of the Columbia Funds were appointed to serve as trustees of the Liberty Funds and Stein Roe Funds. The date shown is the earliest date on which a trustee/director was elected or appointed to the board of a Fund in the Fund Complex. 2Mr. Mayer is an "interested person" (as defined in the Investment Company Act of 1940 (1940 Act)) by reason of his affiliation with WR Hambrecht + Co. 3Messrs. Lowry, Neuhauser and Mayer also serve as directors/trustees of the All-Star Funds. 4Mr. Theobald was appointed Chairman of the Board effective December 10, 2003.

                                             Year First
                                             Elected or
    Name, Address                Position   Appointed to                   Principal Occupation(s)
       and Age                  with Funds     Office                      During Past Five Years
    -------------               ----------  ------------                   -----------------------
Officers

Christopher L. Wilson (Age 47)   President     2004       Head of Mutual Funds since August, 2004 and Senior Vice
One Financial Center                                      President of the Advisor since January, 2005; President of the
Boston, MA 02111                                          Columbia Funds, Liberty Funds and Stein Roe Funds since
                                                          October, 2004; President and Chief Executive Officer of the
                                                          Nations Funds since January, 2005; Senior Vice President of
                                                          BACAP Distributors LLC since January, 2005; Director of FIM
                                                          Funding, Inc. since January, 2005; Senior Vice President of
                                                          Columbia Funds Distributor, Inc. since January, 2005; Director of Columbia Funds Services, Inc. since January, 2005 (formerly
                                                          President and Chief Executive Officer, CDC IXIS Asset
                                                          Management Services, Inc. from September, 1998 to August, 2004).

J. Kevin Connaughton (Age 40)    Treasurer     2000       Treasurer of the Columbia Funds since October, 2003 and of the
One Financial Center                                      Liberty Funds, Stein Roe Funds and All-Star Funds since
Boston, MA 02111                                          December, 2000; Vice President of the Advisor since April, 2003
                                                          (formerly President of the Columbia Funds, Liberty Funds and
                                                          Stein Roe Funds from February, 2004 to October, 2004; Chief
                                                          Accounting Officer and Controller of the Liberty Funds and
                                                          All-Star Funds from February, 1998 to October, 2000); Treasurer of the Galaxy Funds since September, 2002 (formerly Treasurer from
                                                          December, 2002 to December, 2004 and President from February, 2004 to December, 2004 of the Columbia Management Multi-Strategy Hedge
                                                          Fund, LLC; Vice President of Colonial Management Associates, Inc.
                                                          from February, 1998 to October, 2000).

Mary Joan Hoene (Age 54)          Senior       2004       Senior Vice President and Chief Compliance Officer of the
40 West 57th Street                Vice                   Columbia Funds, Liberty Funds, Stein Roe Funds and All-Star
New York, NY 10005               President                Funds since August, 2004 (formerly Partner, Carter, Ledyard &
                                 and Chief                Milburn LLP from January, 2001 to August, 2004; Counsel,
                                 Compliance               Carter, Ledyard & Milburn LLP from November, 1999 to December,
                                  Officer                 2000; Vice President and Counsel, Equitable Life Assurance Society
                                                          of the United States from April, 1998 to November, 1999,).

Michael G. Clarke (Age 35)         Chief       2004       Chief Accounting Officer of the Columbia Funds, Liberty Funds,
One Financial Center             Accounting               Stein Roe Funds and All-Star Funds since October, 2004
Boston, MA 02111                  Officer                 (formerly Controller of the Columbia Funds, Liberty Funds,
                                                          Stein Roe Funds and All-Star Funds from May, 2004 to October,
                                                          2004; Assistant Treasurer from June, 2002 to May, 2004; Vice
                                                          President, Product Strategy & Development of the Liberty Funds and
                                                          Stein Roe Funds from February, 2001 to June, 2002; Assistant
                                                          Treasurer of the Liberty Funds, Stein Roe Funds and the All-Star
                                                          Funds from August, 1999 to February, 2001; Audit Manager, Deloitte
                                                          & Touche LLP from May, 1997 to August, 1999).

Jeffrey R. Coleman (Age 35)      Controller    2004       Controller of the Columbia Funds, Liberty Funds, Stein Roe Funds
One Financial Center                                      and All-Star Funds since October, 2004 (formerly Vice President
Boston, MA 02111                                          of CDC IXIS Asset Management Services, Inc. and Deputy Treasurer of
                                                          the CDC Nvest Funds and Loomis Sayles Funds from February, 2003 to
                                                          September, 2004; Assistant Vice President of CDC IXIS Asset
                                                          Management Services, Inc. and Assistant Treasurer of the CDC Nvest
                                                          Funds from August, 2000 to February, 2003; Tax Manager of PFPC,
                                                          Inc. from November, 1996 to August, 2000).

R. Scott Henderson (Age 45)      Secretary     2004       Secretary of the Columbia Funds, Liberty Funds and Stein Roe Funds
One Financial Center                                      since December, 2004 (formerly Of Counsel, Bingham McCutchen from
Boston, MA 02111                                          April, 2001 to September, 2004; Executive Director and General
                                                          Counsel, Massachusetts Pension Reserves Investment Management
                                                          Board from September, 1997 to March, 2001).

Trustees and Trustees' Fees
Fund Complex consists of the following funds:

The series of Columbia Funds Trust I, the series of Columbia Funds Trust II, the series of Columbia Funds Trust III, the series of Columbia Funds Trust IV, the series of Columbia Funds Trust V, the series of Columbia Funds Trust VI, the series of Columbia Funds Trust VII, the series of Liberty Variable Investment Trust and 8 closed-end investment company portfolios. (the "Liberty Funds").

The series of Columbia Funds Trust VIII, the series of Columbia Funds Trust IX, the series of Columbia Funds Trust XI and the series of SteinRoe Variable Investment Trust . (the "Stein Roe Funds").

Two closed-end management investment company portfolios named Liberty All-Star Equity Fund and Liberty All-Star Growth Fund, Inc. (the "All-Star Funds").

Columbia Management Multi-Strategy Hedge Fund, LLC.

Columbia Balanced Fund, Inc., Columbia Common Stock Fund, Inc., Columbia Daily Income Company, Columbia Fixed Income Securities Fund, Inc., Columbia Growth Fund, Inc., Columbia High Yield Fund, Inc., Columbia International Stock Fund, Inc., Columbia National Municipal Bond Fund, Inc., Columbia Oregon Municipal Bond Fund, Inc., Columbia Real Estate Equity Fund, Inc., Columbia Short Term Bond Fund, Inc., Columbia Small Cap Growth Fund, Inc., Columbia Mid Cap Growth Fund, Inc., Columbia Strategic Investor Fund, Inc., Columbia Technology Fund, Inc. and the series of CMG Fund Trust. (the "Columbia Funds").

The series of The Galaxy Funds. (the "Galaxy Funds").

The series of Columbia Acorn Trust and the series of Wanger Advisors Trust. (the "Acorn Funds" and "WAT Funds," respectively).

The Advisor or its affiliates pay the compensation of all the officers of the funds in the Funds Complex, including Trustees who are affiliated with the Advisor. For the calendar year ended December 31, 2004, the Trustees received the following compensation for serving as Trustees:

                                                     Aggregate
                                Aggregate          Compensation          Aggregate            Aggregate
                              Compensation           from the           Compensation         Compensation
                                from the           Small Company          from the            from the
                            Asset Allocation          Growth          Large Cap Growth    Federal Securities
                              Fund for the         Fund for the        Fund for the         Fund for the
                            Fiscal Year Ended    Fiscal Year Ended    Fiscal Year Ended    Fiscal Year Ended
       Trustee(a)           December 31, 2004    December 31, 2004   December 31, 2004    December 31, 2004
       ----------           -----------------    -----------------   ------------------   ------------------
Douglas A. Hacker             $     790             $     706           $     686            $     834
Janet Langford Kelly                869                   765                 759                  922
Richard W. Lowry                    732                   674                 639                  755
William E. Mayer                    823                   755                 722                  876
Charles R. Nelson                   818                   742                 720                  873
John J. Neuhauser                   771                   708                 674                  817
Patrick J. Simpson                  745                   691                 651                  790
Thomas E. Stitzel                   872                   801                 753                  912
Thomas C. Theobald (e)              986                   858                 887                1,085
Anne-Lee Verville (f)               910                   833                 796                  966
Richard L. Woolworth                767                   721                 656                  795

                                 Aggregate
                                Compensation                                  Total Compensation from the
                               from the Money                                         Fund Complex
                            Market Fund for the     Pension or Retirement       Paid to the Trustees for
                              Fiscal Year Ended      Benefits Accrued as        the Calendar Year Ended
       Trustee(a)            December 31, 2004     part of Fund Expenses(b)       December 31, 2004(a)
       ----------           -------------------    ------------------------   ---------------------------
Douglas A. Hacker                $     893                   N/A                    $     135,000
Janet Langford Kelly                   985                   N/A                          148,500
Richard W. Lowry                       835                   N/A                          150,700
William E. Mayer                       942                   N/A                          166,700
Charles R. Nelson                      936                   N/A                          141,500
John J. Neuhauser                      880                   N/A                          158,284
Patrick J. Simpson (c)                 852                   N/A                          129,000
Thomas E. Stitzel                      987                   N/A                          149,000
Thomas C. Theobald (d)               1,137                   N/A                          172,500
Anne-Lee Verville (e)                1,039                   N/A                          157,000
Richard L. Woolworth                   866                   N/A                          131,000

(a) As of December 31, 2004, the Fund Complex consisted of 127 open-end and 11 closed-end management investment company portfolios. Effective October 8, 2003, Patrick J. Simpson and Richard L. Woolworth, then directors/trustees of the Columbia Funds, were appointed to the board of trustees of the Liberty Funds and Stein Roe Funds. Also effective October 8, 2003, the trustees of the Liberty Funds and the Stein Roe Funds were elected as directors/trustees of the Columbia Funds. A single combined board of trustees/directors now oversees all of the Liberty Funds, Stein Roe Funds and Columbia Funds. The All-Star Funds, Columbia Management Multi-Strategy Hedge Fund, LLC, the Galaxy Funds, the Acorn Funds and the WAT Funds each have separate boards of trustees/directors.

(b) The Funds do not currently provide pension or retirement plan benefits to the Trustees.

(c) During the calendar year ended December 31, 2004, Mr. Simpson deferred $745, $691, $651, $790 and $852 of his compensation from the Asset Allocation, Small Company Growth, Large Cap Growth, Federal Securities, and Money Market Funds, respectively, and $129,000 of his total compensation from the Fund Complex pursuant to the deferred compensation plan. At December 31, 2004, the value of Mr. Simpson's account under that plan was $143,646.

(d) During the calendar year ended December 31, 2004, Mr. Theobald deferred $489, $359, $486, $606 and $589 of his compensation from the Asset Allocation, Small Company Growth, Large Cap Growth, Federal Securities, and Money Market Funds, respectively, and $90,000 of his total compensation from the Fund Complex pursuant to the deferred compensation plan. At December 31, 2004, the value of Mr. Theobald's account under that plan was $157,328.

(e) During the calendar year ended December 31, 2004, Ms. Verville deferred $299, $219, $297, $370 and $360 of her compensation from the Asset Allocation, Small Company Growth, Large Cap Growth, Federal Securities, and Money Market Funds, respectively, and $55,000 of her total compensation from the Fund Complex pursuant to the deferred compensation plan. At December 31, 2004, the value of Ms. Verville's account under that plan was $653,275.

Role of the Board of Trustees

The Trustees of the Funds are responsible for the overall management and supervision of the Funds' affairs and for protecting the interests of the shareholders. The Trustees meet periodically throughout the year to oversee the Funds' activities, review contractual arrangements with service providers for the Funds and review the Funds' performance. The Trustees have created several committees to perform specific functions for the Funds. Mr. Theobald was elected Chairman of the Board of Trustees of the Liberty Funds, Stein Roe Funds and Columbia Funds effective December, 2003.

Audit Committee

Ms. Verville and Messrs. Hacker, Stitzel and Woolworth are members of the Audit Committee of the Board of Trustees of the Funds. The Audit Committee's functions include making recommendations to the Trustees regarding the selection and performance of the independent accountants, and reviewing matters relative to accounting and auditing practices and procedures, accounting records, and the internal accounting controls, of the Funds and certain service providers. For the fiscal year ended December 31, 2004, the Audit Committee convened eleven times.

Governance Committee

Messrs. Lowry, Mayer, Simpson and Theobald are members of the Governance Committee of the Board of Trustees of the Funds. The Governance Committee's functions include recommending to the Trustees nominees for independent Trustee positions and for appointments to various committees, performing periodic evaluations of the effectiveness of the Board, reviewing and recommending to the Board policies and practices to be followed in carrying out the Trustees' duties and responsibilities and reviewing and making recommendations to the Board regarding the compensation of the Trustees who are not affiliated with the Funds' investment advisors. The Governance Committee will consider candidates for Trustee recommended by shareholders. Written recommendations with supporting information should be directed to the Committee, in care of the Funds. For the fiscal year ended December 31, 2004, the Governance Committee convened four times.

Advisory Fees & Expenses Committee

Ms. Kelly and Messrs. Mayer, Nelson and Neuhauser are members of the Advisory Fees & Expenses Committee of the Board of Trustees of the Fund. The Advisory Fees & Expenses Committee's functions include reviewing and making recommendations to the Board as to contracts requiring approval of a majority of the disinterested Trustees and as to any other contracts that may be referred to the Committee by the Board. For the fiscal year ended December 31, 2004, the Advisory Fees & Expenses Committee convened seven times.

Compliance Committee

Ms. Kelly, Messrs. Nelson and Simpson and Ms. Verville are members of the Compliance Committee of the Board of Trustees of the Funds. Prior to August 10, 2004, Ms. Kelly, Mr. Nelson and Ms. Verville were members of the Compliance Committee of the Board of Trustees of the Funds. The Compliance Committee's functions include providing oversight of the monitoring processes and controls regarding the Trust. The Committee uses legal, regulatory and internal rules, policies, procedures and standards other than those relating to accounting matters and oversight of compliance by the Trust's investment adviser, principal underwriter and transfer agent. For the fiscal year ended December 31, 2004, the Compliance Committee convened six times.

Investment Oversight Committees

Beginning in 2004, each Trustee of the Funds also began serving on an Investment Oversight Committee ("IOC"). Each IOC is responsible for monitoring, on an ongoing basis, a select group of funds in the Funds Complex and gives particular consideration to such matters as the Funds' adherence to their investment mandates, historical performance, changes in investment processes and personnel, and proposed changes to investment goals. Investment personnel who manage the Funds attend IOC meetings from time to time to assist each IOC in its review of the Funds. Each IOC meets four times a year. The following are members of the respective IOCs and the general categories of Funds which they review:

          IOC #1: Messrs. Lowry, Mayer and Neuhauser are responsible for reviewing Funds in the following asset categories: Large Growth Diversified, Large Growth Concentrated, Small Growth, Outside Managed (i.e., sub-advised) and Municipal.

          IOC #2: Mr. Hacker and Ms. Verville are responsible for reviewing Funds in the following asset categories: Large Blend, Small Blend,

                    Foreign Stock, Fixed Income - Multi Sector, Fixed Income - Core and Young Investor.

          IOC #3: Messrs. Theobald and Stitzel and Ms. Kelly are responsible for reviewing Funds in the following asset categories: Large Value, Mid Cap Value, Small Value, Asset Allocation, High Yield and Money Market.

          IOC #4: Messrs. Nelson, Simpson and Woolworth are responsible for reviewing Funds in the following asset categories:
                    Large/Multi-Cap Blend, Mid Cap Growth, Small Growth, Asset Allocation, Specialty Equity and Taxable Fixed Income.

Share Ownership

The following table shows the dollar range of equity securities beneficially owned by each Trustee as of December 31, 2004 (i) in each Fund and (ii) in the Funds in the Fund Complex.

                          Dollar Range   Dollar Range   Dollar Range   Dollar Range                        Aggregate Dollar
                           of Equity       of Equity     of Equity       of Equity       Dollar Range      Range of Equity
                           Securities     Securities    Securities      Securities        of Equity        Securities Owned
                          Owned in the   Owned in the  Owned in the    Owned in the       Securities         in All Funds
                             Asset        Large Cap    Small Company     Federal         Owned in the     Overseen by Trustee
   Name of Trustee      Allocation Fund  Growth Fund    Growth Fund   Securities Fund  Money Market Fund  in the Fund Complex
   ---------------      ---------------  ------------  -------------  ---------------  -----------------  -------------------
Disinterested Trustees
Douglas A. Hacker             $ 0            $ 0             $ 0           $ 0               $ 0             Over $100,000
Janet Langford Kelly            0              0               0             0                 0             Over $100,000
Richard W. Lowry                0              0               0             0                 0             Over $100,000
Charles R. Nelson               0              0               0             0                 0             Over $100,000
John J. Neuhauser               0              0               0             0                 0             Over $100,000
Patrick J. Simpson              0              0               0             0                 0             Over $100,000
Thomas E. Stitzel               0              0               0             0                 0             Over $100,000
Thomas C. Theobald              0              0               0             0                 0             Over $100,000
Anne-Lee Verville (a)           0              0               0             0                 0             Over $100,000
Richard L. Woolworth            0              0               0             0                 0             Over $100,000

Interested Trustee              0              0               0             0                 0
William E. Mayer                                                                                           $50,001-$100,000

(a) Ms. Verville has elected to defer her compensation as a Trustee under the deferred compensation plan for independent Trustees of the Funds Complex. The value of her deferred compensation is determined as if the amounts had been invested, as of the date of deferral, in shares of one or more funds in the complex as specified by her. At December 31, 2004, the value of her deferred compensation account exceeded $100,000.

PORTFOLIO MANAGERS

Other Accounts Managed by Portfolio Managers

The following table shows the number and assets of other investment accounts (or portions of investment accounts) that each Fund's portfolio managers managed as of each Fund's fiscal year-end.

------------------------------------------------------------------------------------------------------------
                        Other SEC-registered open-end         Other pooled
  Portfolio Manager         and closed-end funds           investment vehicles           Other accounts
------------------------------------------------------------------------------------------------------------
                          Number of                    Number of                  Number of
                          accounts       Assets        accounts        Assets     accounts        Assets
------------------------------------------------------------------------------------------------------------
   Leonard Aplet              9       $ 3.2 billion        6        $2.7 billion     103       $ 3.4 billion
------------------------------------------------------------------------------------------------------------
    Karen Arneil             10       $  15 billion        0             N/A          12         $700,000
------------------------------------------------------------------------------------------------------------
 Paul J. Berlinguet           8       $2.28 billion        1        $381 million      14       $ 155 million
------------------------------------------------------------------------------------------------------------
Brian J. Cunningham           6       $2.65 billion        1        $485 million      27       $93.8 million
------------------------------------------------------------------------------------------------------------
  Richard Dahlberg            6       $2.65 billion        0             N/A          83       $ 596 million
------------------------------------------------------------------------------------------------------------
 Harvey Hirschhorn            2       $ 1.1 billion        1        $2.2 billion      4        $ 1.2 million
------------------------------------------------------------------------------------------------------------
Thomas Lettenberger           5       $ 484 million        1         $98 million      4        $  51 million
------------------------------------------------------------------------------------------------------------
    Steven Lilly              5       $ 484 million        1         $98 million      3        $  51 million
------------------------------------------------------------------------------------------------------------
   Robert Madsen*             0            N/A            14       $1.01 billion      0             N/A
------------------------------------------------------------------------------------------------------------
 Gregory M. Miller            7       $2.91 billion        1        $485 million      59       $1.31 billion
------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
 Ann T. Peterson             2        $ 1.1 billion        0            N/A           1          $14,000
------------------------------------------------------------------------------------------------------------
Jeffrey L. Rippey            7        $ 2.6 billion        1       $   4 million      22       $450 million
------------------------------------------------------------------------------------------------------------
   Klaus Ropke*              0             N/A             4       $ 265 million      0            N/A
------------------------------------------------------------------------------------------------------------

* Responses are given with respect to the Columbia Fund Complex.

See Portfolio Transactions for information on how the Advisor addresses potential conflicts of interest resulting from an individual's management of more than one account.

Ownership of Securities

The table below shows the dollar ranges of shares of each Fund beneficially owned (as determined pursuant to Rule 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended) by the portfolio managers listed above at the end of each Fund's most recent fiscal year:

--------------------------------------------------------------------------------
                                        Dollar Range of Equity Securities in the
         Portfolio Manager                        Fund Beneficially Owned
--------------------------------------------------------------------------------
           Leonard Aplet                                     $0
--------------------------------------------------------------------------------
            Karen Arneil                                     $0
--------------------------------------------------------------------------------
         Paul J. Berlinguet                                  $0
--------------------------------------------------------------------------------
        Brian J. Cunningham                                  $0
--------------------------------------------------------------------------------
          Richard Dahlberg                                   $0
--------------------------------------------------------------------------------
         Harvey Hirschhorn                                   $0
--------------------------------------------------------------------------------
        Thomas Lettenberger                            $10,000-$50,000
--------------------------------------------------------------------------------
            Steven Lilly                                     $0
--------------------------------------------------------------------------------
           Robert Madsen                                     $0
--------------------------------------------------------------------------------
         Gregory M. Miller                                   $0
--------------------------------------------------------------------------------
          Ann T. Peterson                                    $0
--------------------------------------------------------------------------------
         Jeffrey L. Rippey                                   $0
--------------------------------------------------------------------------------
            Klaus Ropke                                      $0
--------------------------------------------------------------------------------

Compensation

As of the Funds' most recent fiscal year end, the portfolio managers received all of their compensation from the Advisor and its parent company, Columbia Management Group, in the form of salary, bonus, stock options and restricted stock. A portfolio manager's bonus is variable and is generally based on (1) an evaluation of the manager's investment performance and (2) the results of a peer and/or management review of such individual, which takes into account skills and attributes such as team participation, investment process, communication and professionalism. In evaluating investment performance, the

Advisor generally considers the one-, three- and five-year performance of mutual funds and other accounts under the portfolio manager's oversight relative to the benchmarks a portfolio manager's performance in managing client assets in sectors and industries assigned to the manager as part of his or her investment team responsibilities, where applicable. For portfolio managers who also have group management responsibilities, another factor in their evaluation is an assessment of the group's overall success.

--------------------------------------------------------------------------------
         Portfolio Manager                        Performance Benchmark
--------------------------------------------------------------------------------
           Leonard Aplet                 Standard & Poor's 500 Index and Lehman
                                              Brothers Aggregate Bond Index
--------------------------------------------------------------------------------
            Karen Arneil                      First Tier Lipper Peer Group
--------------------------------------------------------------------------------
         Paul J. Berlinguet              Standard & Poor's 500 Index and Lehman
                                          Brothers Aggregate Bond Index (Asset
                                          Allocation Fund); Russell 2000 Growth
                                           Index (Small Company Growth Fund);
                                          Russell 1000 Growth Index (Large Cap
                                                     Growth Fund)
--------------------------------------------------------------------------------
        Brian J. Cunningham              Standard & Poor's 500 Index and Lehman
                                              Brothers Aggregate Bond Index
--------------------------------------------------------------------------------
          Richard Dahlberg               Standard & Poor's 500 Index and Lehman
                                              Brothers Aggregate Bond Index
--------------------------------------------------------------------------------
         Harvey Hirschhorn               Standard & Poor's 500 Index and Lehman
                                              Brothers Aggregate Bond Index
--------------------------------------------------------------------------------
        Thomas Lettenberger                     Russell 2000 Growth Index
--------------------------------------------------------------------------------
            Steven Lilly                        Russell 2000 Growth Index
--------------------------------------------------------------------------------
           Robert Madsen*                Standard & Poor's 500 Index and Lehman
                                              Brothers Aggregate Bond Index
--------------------------------------------------------------------------------
         Gregory M. Miller               Standard & Poor's 500 Index and Lehman
                                              Brothers Aggregate Bond Index
--------------------------------------------------------------------------------
          Ann T. Peterson                  Citigroup Government/Mortgage Index
--------------------------------------------------------------------------------
         Jeffrey L. Rippey               Standard & Poor's 500 Index and Lehman
                                              Brothers Aggregate Bond Index
--------------------------------------------------------------------------------
            Klaus Ropke*                 Standard & Poor's 500 Index and Lehman
                                              Brothers Aggregate Bond Index
--------------------------------------------------------------------------------

* As Messrs. Madsen and Ropke are employees of Nordea, a sub-advisor, they do not participate in Columbia Management's compensation structure.

The size of the overall bonus pool each year is determined by Columbia Management Group and depends in part on levels of compensation generally in the investment management industry (based on market compensation data) and the Advisor's profitability for the year, which is influenced by assets under management.

Proxy Voting Policies

Each Fund has delegated to the Advisor the responsibility to vote proxies relating to portfolio securities held by the Fund. In deciding to delegate this responsibility to the Advisor, the Board of Trustees of the Trust reviewed and approved the policies and procedures adopted by the Advisor. These included the procedures that the Advisor follows when a vote presents a conflict between the interests of each Fund and its shareholders and the Advisor, its affiliates, its other clients or other persons.

The Advisor's policy is to vote all proxies for Fund securities in a manner considered by the Advisor to be in the best interest of each Fund and its shareholders without regard to any benefit to the Advisor, its affiliates, its other clients or other persons. The Advisor examines each proposal and votes against the proposal, if, in its judgment, approval or adoption of the proposal would be expected to impact adversely the current or potential market value of the issuer's securities. The Advisor also examines each proposal and votes the proxies against the proposal, if, in its judgment, the proposal would be expected to affect adversely the best interest of each Fund. The Advisor determines the best interest of each Fund in light of the potential economic return on the Fund's investment. The Advisor addresses potential material conflicts of interest by having predetermined voting guidelines. For those proposals that require special consideration or in instances where special circumstances may require varying from the predetermined guideline, the Advisor's Proxy Committee determines the vote in the best interest of each Fund, without consideration of any benefit to the Advisor, its affiliates, its other clients or other persons. The Advisor's Proxy Committee is composed of representatives of the Advisor's equity investments, equity research, compliance, legal and fund administration functions. In addition to the responsibilities described above, the Proxy Committee has the responsibility to review, on a semi-annual basis, the Advisor's proxy voting policies to ensure consistency with internal and regulatory agency policies and to develop additional predetermined voting guidelines to assist in the review of proxy proposals.

The Proxy Committee may vary from a predetermined guideline if it determines that voting on the proposal according to the predetermined guideline would be expected to impact adversely the current or potential market value of the issuer's securities or to affect adversely the best interest of the client. References to the best interest of a client refer to the interest of the client in terms of the potential economic return on the client's investment. In determining the vote on any proposal, the Proxy Committee does not consider any benefit other than benefits to the owner of the securities to be voted. A member of the Proxy Committee is prohibited from voting on any proposal for which he or she has a conflict of interest by reason of a direct relationship with the issuer or other party affected by a given proposal. Persons making recommendations to the Proxy Committee or its members are required to disclose to the Committee any relationship with a party making a proposal or other matter known to the person that would create a potential conflict of interest.

The Advisor has retained Institutional Shareholder Services ("ISS"), a third party vendor, to implement its proxy voting process. ISS provides proxy analysis, record keeping services and vote disclosure services.

The Advisor's' proxy voting guidelines and procedures are included in this SAI as Appendix II. In accordance with SEC regulations, a fund's proxy voting record for the twelve-month period ended June 30, 2005 will be filed with the SEC no later than August 31, 2005. You may obtain a copy of a Fund's proxy voting record (i) at www.columbiamanagement.com; (ii) on the Securities and Exchange Commission's website at www.sec.gov and (iii) without charge, upon request, by calling 800-368-0346.

Trustee Positions

As of December 31, 2004, no disinterested Trustee or any of their immediate family members owned beneficially or of record any class of securities of Columbia Management Advisors, Inc., (the "Advisor") another investment advisor, sub-advisor or portfolio manager of any of the funds in the Fund Complex or any person controlling, controlled by or under common control with any such entity.

Approving the Investment Advisory Contract

In determining to approve the most recent annual extension of a Fund's management agreement, the Trustees met over the course of the year with the relevant investment advisory personnel from the Advisor and considered information provided by the Advisor relating to the education, experience and number of investment professionals and other personnel providing services under that agreement. See "Managing the Fund" in the Fund's Prospectus and "Trustees and Officers" in this SAI. The Trustees also took into account the time and attention devoted by senior management to the Funds and the other funds in the Fund Complex. The Trustees evaluated the level of skill required to manage the Funds and concluded that the human resources devoted by the Advisor to the Funds were appropriate to fulfill effectively the Advisor's duties under the agreement. The Trustees also considered the business reputation of the Advisor and its financial resources, and concluded that the Advisor would be able to meet any reasonably foreseeable obligations under the agreement.

The Trustees received information concerning the investment philosophy and investment process applied by the Advisor in managing the Funds. See "Principal Investment Strategies" and "Principal Investment Risks" in the Funds' Prospectus. In this connection, the Trustees considered the Advisor's in-house research capabilities as well as other resources available to the Advisor's personnel, including research services available to the Advisor as a result of securities transactions effected for the Funds and other investment advisory clients. The Trustees concluded that the Advisor's investment process, research capabilities and philosophy were well suited to each Fund, given each Fund's investment goal(s) and policies.

The Trustees considered the scope of the services provided by the Advisor to the Funds under the agreement relative to services provided by third parties to other mutual funds. See "Fund Charges and Expenses" and "Management of the Funds
- The Management Agreement". The Trustees concluded that the scope of the Advisor's services to the Funds was consistent with the Funds' operational requirements, including, in addition to its investment goal, compliance with each Fund's investment restrictions, tax and reporting requirements and related shareholder services.

The Trustees considered the quality of the services provided by the Advisor to the Funds. The Trustees evaluated the Advisor's record with respect to regulatory compliance and compliance with the investment policies of each Fund. The Trustees also evaluated the procedures of the Advisor designed to fulfill the Advisor's fiduciary duty to the Funds with respect to possible conflicts of interest, including the Advisor's code of ethics (regulating the personal trading of its officers and employees) (see "Management of the Funds - Code of Ethics"), the procedures by which the Advisor allocates trades among its various investment advisory clients and the record of the Advisor in these matters. The Trustees also received information concerning standards of the Advisor with respect to the execution of portfolio transactions. See "Management of the Funds
- Portfolio Transactions."

The Trustees considered the Advisor's management of non-advisory services provided by persons other than the Advisor by reference, among other things, to each Fund's total expenses and the reputation of each Fund's other service providers. See "Fees and Expenses" in the Fund's Prospectus. The Trustees also considered information provided by third parties relating to each Fund's investment performance relative to its performance benchmark(s), relative to other similar funds managed by the Advisor and relative to funds managed similarly by other advisors. The Trustees reviewed performance over various periods, including each Fund's one, five and ten calendar year periods and/or the life of the Fund, as applicable (See "Performance History" in the Funds' Prospectus), as well as factors identified by the Advisor as contributing to each Fund's performance. See each Fund's most recent annual and semi-annual reports. The Trustees concluded that the scope and quality of the Advisor's services was sufficient to merit reapproval of the agreement for another year.

In reaching that conclusion, the Trustees also gave substantial consideration to the fees payable under the agreement. The Trustees reviewed information concerning fees paid to investment advisors of similarly-managed funds. The Trustees also considered the fees of the Funds as a percentage of assets at different asset levels and possible economies of scale to the Advisor. The Trustees evaluated the Advisor's profitability with respect to the Funds, concluding that such profitability appeared to be generally consistent with levels of profitability that had been determined by courts to be "not excessive." For these purposes, the Trustees took into account not only the actual dollar amount of fees paid by the Funds directly to the Advisor, but also so-called "fallout benefits" to the Advisor such as reputational value derived from serving as investment Advisor to the Funds and the research services available to the Advisor by reason of brokerage commissions generated by each Fund's turnover. In evaluating the Funds' advisory fees, the Trustees also took into account the complexity of investment management for the Funds relative to other types of funds. Based on challenges associated with less readily available market information about foreign issuers and smaller capitalization companies, limited liquidity of certain securities, and the specialization required for focused funds, the Trustees concluded that generally greater research intensity and trading acumen is required for equity funds, and for international or global funds, as compared to funds investing, respectively, in debt obligations or in U.S. issuers. Similarly, the Trustees concluded that, generally, small capitalization equity funds and focused funds, require greater intensity of research and trading acumen than larger capitalization or more diversified funds. See "The Funds" in the Funds' Prospectus.

Based on the foregoing, the Trustees concluded that the fees to be paid the Advisor under the advisory agreement were fair and reasonable, given the scope and quality of the services rendered by the Advisor.

General

Messrs. Lowry, Mayer and Neuhauser are also trustees/directors of the Liberty All-Star Funds. Mr. Neuhauser and Ms. Verville are also directors of Columbia Management Multi-Strategy Hedge Fund, LLC.

The Trustees serve as trustees of all open-end Funds managed by the Advisor for which each Trustee will receive an annual retainer of $45,000 and attendance fees of $9,500 for each regular and special joint board meeting and $1,000 for each special telephonic joint board meeting. The Chairman of the Board receives an additional annual retainer of $40,000 for serving in this capacity. All committee chairs, except the Audit Committee chair, receive an annual retainer of $5,000 and members of Committees, except the Audit Committee, receive $1,500 for each committee meeting . The Audit Committee chair receives an annual retainer of $10,000 and each Audit Committee member receives $2,000 for each Audit Committee meeting. Committee members receive $1,000 for each special telephonic committee meeting. Two-thirds of the Trustee fees are allocated among the Funds based on each Fund's relative net assets and one-third of the fees is divided equally among the Funds.

The Advisor and/or its affiliate, Colonial Advisory Services, Inc. (CASI), has rendered investment advisory services to investment company, institutional and other clients since 1931. Trustees and officers of the Trust, who are also officers of the Advisor or its affiliates, will benefit from the advisory fees, sales commissions and agency fees paid or allowed by the Trust.

The Agreement and Declaration of Trust (Declaration) of the Trust provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust but that such indemnification will not relieve any officer or Trustee of any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties. The Trust, at its expense, provides liability insurance for the benefit of its Trustees and officers.

The Trustees have the authority to convert the Funds into a master fund/feeder fund structure. Under this structure, a Fund may invest all or a portion of its investable assets in investment companies with substantially the same investment goals, policies and restrictions as the Fund. The primary reason to use the master fund/feeder fund structure is to provide a mechanism to pool, in a single master fund, investments of different investor classes, resulting in a larger portfolio, investment and administrative efficiencies and economies of scale.

Management Agreement

Under a Management Agreement (Agreement), the Advisor has contracted to furnish each Fund with investment research and recommendations or fund management, respectively, and accounting and administrative personnel and services, and with office space, equipment and other facilities. For these services and facilities, each Fund pays a monthly fee based on the average of the daily closing value of the total net assets of each Fund for such month. Under the Agreement, any liability of the Advisor to the Trust, a Fund and/or its shareholders is limited to situations involving the Advisor's own willful misfeasance, bad faith, gross negligence or reckless disregard of its duties.

The Agreement may be terminated with respect to a Fund at any time on 60 days' written notice by the Advisor or by the Trustees of the Trust or by a vote of a majority of the outstanding voting securities of the Fund. The Agreement will automatically terminate upon any assignment thereof and shall continue in effect from year to year only so long as such continuance is approved at least annually
(i) by the Trustees of the Trust or by a vote of a majority of the outstanding voting securities of the Fund and (ii) by vote of a majority of the Trustees who are not interested persons (as such term is defined in the 1940 Act) of the Advisor or the Trust, cast in person at a meeting called for the purpose of voting on such approval.

The Advisor pays all salaries of officers of the Trust. The Trust pays all expenses not assumed by the Advisor including, but not limited to, auditing, legal, custodial, investor servicing and shareholder reporting expenses. The Trust pays the cost of printing and mailing any Prospectuses sent to shareholders. Columbia Funds Distributor, Inc. (formerly named Liberty Funds Distributor, Inc.) (CFD) pays the cost of printing and distributing all other Prospectuses.

                             MANAGEMENT ARRANGEMENTS

        As described in the Prospectus, the portfolio of each Fund is managed by Columbia Management Advisors, Inc. Each Fund has its own Advisory Agreement with by Columbia Management Advisors, Inc. Columbia Management Advisors, Inc. is a wholly owned subsidiary of Columbia Management Group, Inc., (Columbia). On April 1, 2004, FleetBoston Financial Corporation was acquired by Bank of America Corporation. As a result of this acquisition, CMA is now an indirect wholly-owned subsidiary of Bank of America Corporation. Each of Bank of America Corporation and Columbia is located at 100 Federal Street, Boston, Massachusetts 02111.

        The directors of Columbia are Keith T. Banks and Roger Sayler. The position held by Mr. Banks is listed above. Mr. Sayler is a Managing Director of Fleet Asset Management. The business address of Messrs. Banks and Sayler is 590 Madison Avenue, 36th Floor, Mail Stop NYEH30636A, New York, New York 10022.

        On April 1, 2003, certain investment advisory subsidiaries of Columbia, including Stein Roe, merged into Columbia (which previously was known as Columbia Management Company). Prior to April 1, 2003, Stein Roe managed each Fund as well as provided certain administrative and pricing and bookkeeping services to each Fund. As a result of the merger, Columbia assumed these functions.

        Columbia, at its own expense, provides office space, facilities and supplies, equipment and personnel for the performance of its functions under each Fund's Advisory Agreement and pays all compensation of the Trustees, officers and employees who are employees of Columbia.

        Each Fund's Advisory Agreement provides that neither Columbia nor any of its directors, officers, stockholders (or partners of stockholders), agents, or employees shall have any liability to the Trust or any shareholder of the Fund for any error of judgment, mistake of law or any loss arising out of any investment, or for any other act or omission in the performance by Columbia of its duties under the Advisory Agreement, except for liability resulting from willful misfeasance, bad faith or gross negligence on the part of Columbia in the performance of its duties or from reckless disregard by Columbia of its obligations and duties under the Advisory Agreement.

        Under an Administration Agreement with the Trust, Columbia provides each Fund with administrative services, excluding investment advisory services. Specifically, Columbia is responsible for preparing financial statements, providing office space and equipment in connection with the maintenance of the headquarters of the Trust, preparing and filing required reports and tax returns, arrangements for meetings, maintenance of the Trust's corporate books and records, communication with shareholders, providing internal legal services and oversight of custodial, accounting and other services provided to the Funds by others. The Administration Agreement provides that Columbia may, in its discretion, arrange for administrative services to be provided to the Trust by any of its affiliates.

        Under separate agreements, Columbia is responsible for providing certain pricing and other record keeping services to the Funds pursuant to a pricing and bookkeeping agreement. Under a separate agreement (Outsourcing Agreement), Columbia has delegated those functions to State Street Corporation (State Street). Columbia pays fees to State Street under the Outsourcing Agreement. The Trust believes that the charges by Columbia to the Trust for these services are comparable to those of other companies performing similar services.

        Nordea Investment Management North America, Inc. (NIMNAI), which is located at 437 Madison Avenue, 22nd Floor, New York, New York 10022, serves as an investment sub-advisor for the Asset Allocation Fund. NIMNAI, a registered investment advisor since 2001, replaced Nordea Securities, Inc. (NSI) as the investment sub-advisor for the Asset Allocation Fund effective January 1, 2002. NIMNAI is an indirect, wholly owned subsidiary of Nordea AB (formerly Nordic Baltic Holding Group), one of Scandinavia's leading financial institutions. As part of an internal reorganization, Nordea AB created NIMNAI to assume the investment management business of NSI. NIMNAI manages and operates its investment management business in substantially the same manner as NSI managed and operated its investment management business. The same personnel who performed investment management functions for the Asset Allocation Fund at NSI continue to perform those functions on behalf of NIMNAI. NIMNAI's investment decisions for the Asset Allocation Fund are made by an investment team. NIMNAI offers a range of equity investment products and services to institutional clients, including private and public retirement funds, unions, endowments, foundations, and insurance companies, as well as to mutual fund sponsors on a sub-advisory basis.

        Under the sub-advisory agreement with Columbia and the Trust, on behalf of the Asset Allocation Fund, Nordea manages a portion of the Asset Allocation Fund's foreign securities, as determined by Columbia, in accordance with the investment goal, policies and limitations of the Asset Allocation Fund. For the services rendered by NIMNAI under the sub-advisory agreement, Columbia pays NIMNAI a monthly fee at the annual rate of 0.40% of the average daily net asset value of the portion of the Asset Allocation Fund's assets managed by NIMNAI. Any liability of NIMNAI to the Trust, the Asset

Allocation Fund and/or Asset Allocation Fund shareholders is limited to situations involving NIMNAI's own willful misfeasance, bad faith or gross negligence in the performance of its duties. In addition to the services provided by NIMNAI to the Asset Allocation Fund, NIMNAI also provides sub-advisory and other services and facilities to other investment companies.

                           TRUST CHARGES AND EXPENSES

Management Fees:

        Each Fund pays the Advisor an annual advisory fee based on the following schedule. Fees are computed and accrued daily and paid monthly.

                                                      Fee Rate
                                                      --------
Small Company Growth Fund                          First $1 billion      0.50%
                                                  Next $500 million      0.45%
                                                  Over $1.5 billion      0.40%

Large Cap Growth Fund                              First $1 billion      0.50%
                                                    Over $1 billion      0.45%

Asset Allocation Fund                              First $1 billion      0.45%
                                                  Next $500 million      0.40%
                                                  Over $1.5 billion      0.35%

Money Market Fund                                First $500 million      0.35%
                                                  Next $500 million      0.30%
                                                    Over $1 billion      0.25%

The Federal Securities Fund's Investment Advisory Agreement with Columbia Management Advisors, Inc. has been amended so that, effective February 9, 2005, the fees payable thereunder are paid at the following reduced rates:

Federal Securities Fund                          First $500 million      0.38%
                                                  Next $500 million      0.33%
                                                  Next $500 million      0.30%
                                         $1.5 billion to $3 billion      0.27%
                                           $3 billion to $6 billion      0.26%
                                                    Over $6 billion      0.25%

Previously, Columbia Management had, with respect to the period from November 1, 2004 to February 9, 2005, waived a portion of its fees, so that it retained fees at the rates shown above for the Federal Securities Fund.

Prior to November 1, 2004, Federal Securities Fund paid the Advisor an annual advisory fee as follows:

Federal Securities Fund                            First $1 billion      0.40%
                                                    Next $1 billion      0.35%
                                                    Over $2 billion      0.30%

During each year in the three-year period ended December 31, 2004, pursuant to the Advisory Agreements, each Fund paid the Advisor management fees as follows:

                                            2004         2003         2002
                                            ----         ----         ----
Small Company Growth Fund               $  308,889   $  274,018   $  309,076
Large Cap Growth Fund                      695,954      725,278      971,607
Asset Allocation Fund                    1,292,190    1,229,183    1,280,078
Federal Securities Fund                    859,409      956,165      765,362
Money Market Fund                          749,429      841,134      930,449

Prior to November 1, 2003, The advisor received a monthly investment advisory fee from each Fund at the following rates:

                                                   Annual Fee Rate
                                                 (as a percentage of
                                                 average net assets)
                                                 -------------------
        Small Company Growth Fund                       0.50%
        Large Cap Growth Fund                           0.50%(1)
        Asset Allocation Fund                           0.45%
        Federal Securities Fund                         0.40%
        Money Market Fund                               0.35%

(1) Effective July 1, 2001, a management fee breakpoint was implemented at 0.50% of average net assets on the first $1 billion and 0.45% of average net assets thereafter.

Administrative Expenses:

        Each Fund pays the Advisor an annual administrative fee. Fees are computed and accrued daily and paid monthly at an annual rate of 0.15% of average net assets. During each year in the three-year period ended December 31, 2004, pursuant to the Administration Agreement, each Fund paid the Advisor or an affiliate thereof administrative fees as follows:

                                            2004       2003       2002
                                            ----       ----       ----
        Small Company Growth Fund         $ 92,667   $ 82,143   $ 92,724
        Large Cap Growth Fund              208,936    217,583    291,482
        Asset Allocation Fund              430,730    410,561    426,693
        Federal Securities Fund            322,279    358,562    287,011
        Money Market Fund                  321,184    360,486    398,764

Accounting and Bookkeeping Expenses:

        Prior to July 1, 2001, each Fund paid Stein Roe an additional fee for accounting and bookkeeping services in the annual amount of $25,000 plus .0025% of average daily net assets in excess of $50 million. Effective July 1, 2001, the Advisor entered a separate agreement (Outsourcing Agreement). Under the Outsourcing Agreement, those functions have been delegated to State Street. The Advisor, as the successor to Stein Roe, pays fees to State Street under the Outsourcing Agreement.

        Under its accounting and bookkeeping agreement with the Funds, the Advisor receives from each Fund a monthly fee consisting of a flat fee plus an asset-based fee, as follows:

..    an annual flat fee of $10,000, paid monthly; and

..    in any month that the Fund has average net assets of more than $50 million, a monthly fee equal to the average daily net assets of the Fund for that month multiplied by a fee rate that is calculated by taking into account the fees payable to State Street under the Outsourcing Agreement.

        The Funds reimburse the Advisor for all out-of-pocket expenses and charges, including fees payable to third parties (other than State Street) for providing pricing data.

        During each year in the three-year period ended December 31, 2004, pursuant to the agreement, each Fund paid the advisor fees as follows:

                                             2004         2003           2002
                                             ----         ----           ----
Small Company Growth Fund                  $ 23,212     $  22,514     $  33,521
Large Cap Growth Fund                        41,477        52,508        82,660
Asset Allocation Fund                       182,986       122,792       118,648
Federal Securities Fund                      95,836        97,315        87,816
Money Market Fund                            64,715        73,006       114,852

        In addition, under the Funds' transfer agency agreement, each Fund pays Columbia Funds Services, Inc.(formerly named Liberty Funds Services, Inc.)
(CFS), an affiliate of Columbia, a fee in the amount of $7,500 per year, payable in monthly installments of $625. During each year in the three-year period ended December 31, 2004, each Fund listed below made payments as follows to CFS for these services:

                                              2004        2003           2002
                                              ----        ----           ----
Small Company Growth Fund                   $ 7,500      $  7,500      $  7,500
Large Cap Growth Fund                         7,500         7,500         7,500
Asset Allocation Fund                         7,500         7,500         7,500
Federal Securities Fund                       7,500         7,500         7,500
Money Market Fund                             7,500         7,500         7,500

12b-1 Fees:

        Each Fund listed below paid CFD distribution fees as follows during each year in the three-year period ended December 31, 2004, as described in the
Prospectus:

                                             2004          2003          2002
                                             ----          ----          ----
Small Company Growth Fund                 $       2     $       2     $       2
Large Cap Growth Fund                        59,029        57,418        68,911
Asset Allocation Fund                       165,465       138,202       126,591
Federal Securities Fund                     262,048       268,593       188,770

Expense Limitation:

        The Advisor has voluntarily agreed to reimburse all expenses, including management fees, but excluding interest, taxes, 12b-1, brokerage and extraordinary expenses of certain Funds as follows:

Fund                                    Expenses Exceeding
----                                    ------------------
Federal Securities Fund                 0.70% of average net assets
Large Cap Growth Fund                   0.80% of average net assets
Asset Allocation Fund                   0.75% of average net assets
Money Market Fund                       0.65% of average net assets

        Effective April 14, 2003, the Advisor has voluntarily agreed to reimburse fees at the annual rate of 0.02% of the Small Company Growth Fund's average daily net assets. This arrangement may be modified or terminated by the advisor at any time. Prior to April 14, 2003, Stein Roe & Farnham Incorporated had voluntarily agreed to reimburse the Fund for certain expenses so the total expenses (exclusive of distribution fees, brokerage commissions, interest, taxes and extraordinary expenses, if any) would not exceed 0.80% annually of the Fund's average daily net assets.

        CFD has voluntarily agreed to reimburse certain Funds for the following portions of the Class B share 12b-1 distribution fee expenses, incurred by each Fund when the Class B share total expenses (including 12b-1 fee) is in excess of the following percentages of Class B's average daily net asset value per annum (to the extent that aggregate Class B expenses exceed the expense limit):

                                                               Reimburse
                                           Class B          distribution fee
Fund:                                   expense limit:       in excess of:
-----                                   -------------       ----------------
Asset Allocation Fund                       0.90%                0.15%
Large Cap Growth Fund                       0.95%                0.15%
Federal Securities Fund                     0.90%                0.20%

        These arrangements may be terminated by the Advisor and CFD at any time.

        Prior to May 1, 2001, the Advisor contractually reimbursed all expenses, including management fees, but excluding interest, taxes, 12b-1, brokerage and extraordinary expenses of the Funds as follows:

Fund                                    Expenses Exceeding
-----                                   ------------------
Small Company Growth Fund               0.80% of average net assets
Large Cap Growth Fund                   0.80% of average net assets
Asset Allocation Fund                   0.75% of average net assets
Federal Securities Fund                 0.70% of average net assets
Money Market Fund                       0.65% of average net assets

        Prior to May 1, 2001, CFD contractually reimbursed the following Funds for the following portions of the Class B share 12b-1 distribution fee expenses, incurred by each Fund when the Class B share total expenses (including 12b-1 fee) were in excess of the following percentages of Class B's average daily net asset value per annum (to the extent that aggregate Class B expenses exceed the expense limit):

                                                               Reimburse
                                           Class B          distribution fee
Fund:                                   expense limit:       in excess of:
-----                                   -------------       ----------------
Asset Allocation Fund                       0.90%                0.15%
Large Cap Growth Fund                       0.95%                0.15%

Fees or Expenses Waived or Borne by Columbia and/or CFD:

        During each year in the three-year period ended December 31, 2004, the following fees or expenses were waived or borne by Columbia and/or CFD:

Fund:                                     2004         2003        2002
-----                                     ----         ----        ----
Small Company Growth Fund               $ 15,538     $ 12,253    $ 10,872
Large Cap Growth Fund                    15,425       13,789      20,054
Asset Allocation Fund                    123,890      68,992      23,731
Federal Securities Fund                  15,840       10,066      7,158
Money Market Fund                         N/A        104,339       N/A

Sales-Related Expenses:

                Sales-related expenses of CFD relating to each of the Funds' Class B shares for the year ended December 31, 2004 were as follows :

                                             Small      Large Cap     Asset       Federal
                                            Company       Growth    Allocation   Securities
                                          Growth Fund      Fund       Fund         Fund
                                          -----------   ---------   ----------   ----------
Fees to Financial Service Firms (FSFs)        $  2      $ 58,998    $ 165,493    $ 262,011
Cost of sales material relating to the         12         1,423       5,173        4,276
Fund (including printing and mailing
expenses)
Allocated travel, entertainment and            13         1,542       5,605        4,633
other promotional expenses (including
advertising)

                                  UNDERWRITERS

        CFD, One Financial Center, Boston, MA 02111, serves as the principal underwriter of the Funds. CFD is a subsidiary of Columbia. The Trustees have approved a Distribution Plan and Agreement (Plan) pursuant to Rule 12b-1 under the 1940 Act for the Class B shares of the Funds. Under the Plan, the Funds, except for the Money Market Fund, pay the distributor a monthly distribution fee at the aggregate annual rate of up to 0.25% of each Fund's Class B share average daily net assets. The distributor has voluntarily agreed to waive a portion of the fee for some of the Funds to an amount so that the expenses of these Funds do not exceed the limits as described above under "Expense Limitation." The distributor may use the entire amount of such fees to defray the cost of commissions and service fees paid to financial service firms (FSFs) and for certain other purposes. Since the distribution fees are payable regardless of the amount of the distributor's expenses, the distributor may realize a profit from the fees.

        The Plan authorizes any other payments by the Funds to the distributor and its affiliates (including Columbia) to the extent that such payments might be construed to be indirect financing of the distribution of fund shares.

        The Trustees believe the Plan could be a significant factor in the growth and retention of Fund assets resulting in a more advantageous expense ratio and increased investment flexibility which could benefit each Fund's shareholders. The Plan will continue in effect from year to year so long as continuance is specifically approved at least annually by a vote of the Trustees, including the Trustees who are not interested persons of the Trust and have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan (Independent Trustees), cast in person at a meeting called for the purpose of voting on the Plan. The Plan may not be amended to increase the fee materially without approval by vote of a majority of the outstanding voting securities of the relevant class of shares, and all material amendments of the Plan must be approved by the Trustees in the manner provided in the foregoing sentence. The Plan may be terminated at any time by vote of a majority of the Independent Trustees or by vote of a majority of the outstanding voting securities of the relevant Fund's shares, on 60 days' written notice to the distributor. The continuance of the Plan will only be effective if the selection and nomination of the Trustees who are not interested persons of the Trust is effected by such disinterested Trustees.

        In addition to the commissions specified in a Fund's prospectus and this SAI, CFD, or its advisory affiliates, from their own resources, may make cash payments to FSF's that agree to promote the sale of shares of funds that CFD distributes. A number of factors may be considered in determining the amount of those payments, including the FSF's sales, client assets invested in the funds and redemption rates, the quality of the FSF's relationship with CFD and/or its affiliates, and the nature of the services provided by FSF's to its clients. The payments may be made in recognition of such factors as marketing support, access to sales meetings and the FSF's representatives, and inclusion of the Fund on focus, select or other similar lists.

        Subject to applicable rules, CFD may also pay non-cash compensation to FSF's and their representatives, including: (i) occasional gifts (ii) occasional meals, or other entertainment; and/or (iii) support for FSF educational or training events.

        In addition, CFD, and/or the Fund's investment advisor, transfer agent or their affiliates, may pay service, administrative or other similar fees to broker/dealers, banks, third-party administrators or other financial institutions (each commonly referred to as an "intermediary"). Those fees are generally for subaccounting, sub-transfer agency and other shareholder services associated with shareholders whose shares are held of record in omnibus or other group accounts. The rate of those fees may vary and is generally calculated on the average daily net assets of a Fund attributable to a particular intermediary.

        In some circumstances, the payments discussed above may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of a Fund.

        CFD and its affiliates anticipate that the FSF's and intermediaries that will receive the additional compensation described above include:

1st Global Capital Corp
401 Company
ABN AMRO Trust Services
ADP Retirement Services
Advest
AEGON/Transamerica
AG Edwards
American Century Services
American Express
AMG
AON Consulting
AST Trust Company
Banc of America Investment Services
BancOne
Bear Stearns
Benefit Plan Administrators
Bidwell & Company
BNY Clearing
C N A Trust
Charles Schwab
CIBC Oppenheimer
Citigroup Global Markets
CitiStreet Associates LLC
City National Bank
City of Milwaukee
Columbia Trust Company
Commonwealth Financial
Compensation & Capital
CPI Qualified Plan Consultants
Daily Access Concepts
Davenport & Company
Delaware Investments
Digital Retirement Solutions
Discover Brokerage
Dreyfus/Mellon
Edgewood Services
Edward Jones
E-Trade,

ExpertPlan
FAS Liberty Life Spectrum
Ferris Baker Watts
Fidelity
Financial Data Services
Franklin Templeton
Freeman Welwood
Gem Group
Great West Life
Hewitt Associates LLC
Huntington Bank
ING
Intermountain Health Care
Investmart, Inc.
Investment Manager Services (IMS)
Janney Montgomery Scott
JJB Hilliard Lyons
JP Morgan/American Century
Kenney Investments
Kirkpatrick Pettis Smith Polian Inc
Legg Mason Wood Walker
Liberty Life
Lincoln Financial
Lincoln Life
Linsco Private Ledger
M & T Securities
Marquette Trust Company
Mass Mutual Life
Matrix Settlement & Clearance Services (MSCS)
McDonald Investments
Merrill Lynch
MetLife
MFS
Mfund Trax
MidAtlantic Capital
Milliman USA
Morgan Keegan
Morgan Stanley Dean Witter
PFPC
Nationwide Investment Services
Neuberger Berman Mgmt
NFP Securities
NSD -NetStock Sharebuilder
NYLife Distributors
Optimum Investment Advisors
Orbitex

Pershing LLC
Phoenix Home Life
Piper Jaffray
PNC
PPI Employee Benefits
Private Bank & Trust
Prudential
Putnam Investments
Raymond James
RBC Dain Rausher
Robert W Baird
Royal Alliance
RSM McGladrey Inc.
Safeco
Scott & Stringfellow
Scudder Investments
Security Benefit
Segall Bryant Hamill
South Trust Securities
Southwest Securities
Standard Insurance
Stanton Group
State of NY Deferred Compensation Plan
Stephens, Inc.
Stifel Nicolaus & Co
Strong Capital
Sungard T Rowe Price
Trustar Retirement Services
Trustlynx/Datalynx
UBS Financial Services
USAA Investment Management
Vanguard
Wachovia
TD Waterhouse
Webster Investment Services
Wells Fargo
Wilmington Trust

Please contact your FSF or intermediary for details about payments it may receive.

                                 CODE OF ETHICS

        The Funds, Columbia, CFD and Nordea have adopted Codes of Ethics pursuant to the requirements of the 1940 Act. These Codes of Ethics permit personnel subject to the Codes to invest in securities, including securities that may be purchased or held by the Funds. These Codes of Ethics can be reviewed and copied at the SEC's Public Reference Room and may be obtained by calling the SEC at 1-202-942-8090. These Codes are also available on the EDGAR Database on the SEC's internet web site at http://www.sec.gov, and may also be obtained, after paying a duplicating fee, by electronic request to publicinfo@sec.gov or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102.

                        ANTI-MONEY LAUNDERING COMPLIANCE

        The Funds are required to comply with various anti-money laundering laws and regulations. Consequently, the Funds may request additional information from you to verify your identity. If at any time the Funds believe a shareholder may be involved in suspicious activity or if certain account information matches information on government lists of suspicious persons, the Funds may choose not to establish a new account or may be required to "freeze" a shareholder's account, halting all shareholder activity with respect to such account. The Funds also may be required to provide a governmental agency with information about transactions that have occurred in a shareholder's account or to transfer monies received to establish a new account, transfer an existing account or transfer the proceeds of an existing account to a governmental agency. In some circumstances, the law may not permit a Fund to inform the shareholder that it has taken the actions described above.

                       DISCLOSURE OF PORTFOLIO INFORMATION

      The Trustees of the Columbia Funds have adopted policies with respect to the disclosure of the Funds' portfolio holdings by the Funds, Columbia Management, or their affiliates. These policies provide that Fund portfolio holdings information generally may not be disclosed to any party prior to (1) the day next following the posting of such information on the Funds' website at www.columbiafunds.com, (2) the day next following the filing of the information with the SEC in a required filing, or (3) for money market funds, such information is publicly available to all shareholders upon request on the fifth business day after each calendar month-end. Certain limited exceptions pursuant to each Fund's policies are described below. The Trustees shall be updated as needed regarding each Fund's compliance with the policies, including information relating to any potential conflicts of interest between the interests of Fund shareholders and those of Columbia Management and its affiliates. Each Fund's policies prohibit Columbia disclose Fund portfolio holdings information in exchange for any form of consideration. These policies apply to disclosures to all categories of persons, including, without limitation, individual investors, institutional investors, intermediaries that distribute the Fund's shares, third-party service providers, rating and ranking organizations and affiliated persons of the Fund.

        Public Disclosures. Each Fund's portfolio holdings are currently disclosed to the public through required filings with the SEC. The Funds file their portfolio holdings with the SEC for each fiscal quarter on Form N-CSR (with respect to each annual period and semi-annual period) and Form N-Q (with respect to the first and third quarters of each Fund's fiscal year). Shareholders may obtain a Fund's Forms N-CSR and N-Q filings on the SEC's website at www.sec.gov. In addition, each Fund's Forms N-CSR and N-Q filings may be reviewed and copied at the SEC's public reference room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC's website or the operation of the public reference room.

        Many equity and fixed income Columbia Funds also currently make portfolio information publicly available at www.columbiafunds.com, as disclosed in the following table:

                                             Frequency of
   Type of Fund     Information Provided     Disclosure    Date of Web Posting
------------------  -----------------------  ------------  -------------------
   Equity Funds     Full portfolio holdings    Monthly       30 calendar days
                    information.                             after month-end.

Fixed Income Funds  Full portfolio holdings   Quarterly      60 calendar days
                    information.                             after quarter-end

        The scope of the information provided relating to a Fund's portfolio that is made available on the website may change from time to time without prior notice.

        For Columbia's money market funds, a complete list of a Fund's portfolio holdings shall be publicly available on a monthly basis on the fifth business date after month-end. Shareholders may request such information by writing or calling the Funds' distributor, Columbia Funds Distributor, Inc. at the address listed on the cover of this SAI.

        A Fund, Columbia Management or their affiliates may include portfolio holdings information that has already been made public through a web posting or SEC filing in marketing literature and other communications to shareholders, advisors or other parties, provided that the information is disclosed no earlier than the day after the date the information is disclosed publicly.

        Other Disclosures. The Funds' policies provide that non-public disclosures of each Fund's portfolio holdings may be made if (1) a Fund has a legitimate business purpose for making such disclosure, (2) a Fund's chief executive officer authorizes such non-public disclosure of information, and (3) the party receiving the non-public information enters into a confidentiality agreement, which includes a duty not to trade on the non-public information.

        The Funds periodically discloses its portfolio information on a confidential basis to various service providers that require such information in order to assist a Fund with its day-to-day business affairs. In addition to Columbia Management and its affiliates, these service providers include the Fund's custodian and sub-custodians, the Fund's independent registered public accounting firm, legal counsel, financial printers (R.R. Donnelly & Sons and Bowne & Co., Inc.), the Fund's proxy voting service provider (Alamo Direct Mail Services, Inc.), the Fund's proxy solicitor (Georgeson Shareholder Communications Inc.), rating agencies that maintain ratings on certain Columbia Funds (Fitch, Inc.) and service providers that support Columbia Management's trading systems (InvestorTool, Inc. and Thomson Financial). These service providers are required to keep such information confidential, and are prohibited from trading based on the information or otherwise using the information except as necessary in providing services to a Fund. Each Fund may also disclose portfolio holdings information to broker/dealers and certain other entities related to potential transactions and management of a Fund, provided that reasonable precautions, including limitations on the scope of the portfolio holdings information disclosed, are taken to avoid any potential misuse of the disclosed information.

        Certain clients of the Funds' investment adviser(s) may follow a strategy similar to that of the Funds, and have access to portfolio holdings information for their account. It is possible that such information could be used to infer portfolio holdings information relating to a Fund.

                                    CUSTODIAN

        State Street Bank and Trust Company (State Street) , located at 2 Avenue De Lafayette, Boston, MA 02111-2900, is the custodian for the Funds. It is responsible for holding all securities and cash of each Fund, receiving and paying for securities purchased, delivering against payment securities sold, receiving and collecting income from investments, making all payments covering expenses of the Trust, and performing other administrative duties, all as directed by authorized persons. State Street does not exercise any supervisory function in such matters as purchase and sale of portfolio securities, payment of dividends or payment of expenses of the Funds. Portfolio securities purchased in the U.S. are maintained in the custody of State Street or other domestic banks or depositories. Portfolio securities purchased outside of the U.S. are maintained in the custody of foreign banks and trust companies who are members of State Street's Global Custody Network and foreign depositories (foreign sub-custodians).

        With respect to foreign sub-custodians, there can be no assurance that a Fund, and the value of its shares, will not be adversely affected by acts of foreign governments, financial or operational difficulties of the foreign sub-custodians, difficulties and costs of obtaining jurisdiction over, or enforcing judgments against, the foreign sub-custodians or application of foreign law to a Fund's foreign sub-custodial arrangements. Accordingly, an investor should recognize that the non-investment risks involved in holding assets abroad are greater than those associated with investing in the U.S.

        The Funds may invest in obligations of State Street and may purchase or sell securities from or to State Street.

                             PORTFOLIO TRANSACTIONS

        Columbia places the orders for the purchase and sale of portfolio securities and options and futures contracts for its clients, including private clients and mutual fund clients (Clients). Columbia's overriding objective in selecting brokers and dealers to effect portfolio transactions is to seek the best combination of net price and execution. The best net price, giving effect to brokerage commissions, if any, is an important factor in this decision; however, a number of other judgmental factors may also enter into the decision. These factors include Columbia's knowledge of negotiated commission rates currently available and other current transaction costs; the nature of the security being purchased or sold; the size of the transaction; the desired timing of the transaction; the activity existing and expected in the market for the particular security; confidentiality; the execution, clearance and settlement capabilities of the broker or dealer selected and others considered; Columbia's knowledge of the financial condition of the broker or dealer selected and such other brokers and dealers; and Columbia's knowledge of actual or apparent operation problems of any broker or dealer.

        Recognizing the value of these factors, Columbia may cause a Client to pay a brokerage commission in excess of that which another broker may have charged for effecting the same transaction. Columbia has established internal policies for the guidance of its trading personnel, with respect to broker selection. Columbia has discretion for all trades of the Funds. Transactions which vary from the guidelines are subject to periodic supervisory review. These guidelines are reviewed and periodically adjusted, and the general level of brokerage commissions paid is periodically reviewed by Columbia. Evaluations of the reasonableness of brokerage commissions, based on the factors described in the preceding paragraph, are made by Columbia's trading personnel while effecting portfolio transactions. The general level of brokerage commissions paid is reviewed by Columbia, and reports are made annually to the Board of Trustees.

        Columbia maintains and periodically updates a list of approved brokers and dealers which, in Columbia's judgment, are generally capable of providing best price and execution and are financially stable. Columbia's traders are directed to use only brokers and dealers on the approved list, except in the case of Client designations of brokers or dealers to effect transactions for such Clients' accounts.

        It is Columbia's practice, when feasible, to aggregate for execution as a single transaction orders for the purchase or sale of a particular security for the accounts of several Clients (and, when feasible, Columbia clients), in order to seek a lower commission or more advantageous net price. The benefit, if any, obtained as a result of such aggregation generally is allocated pro rata among the accounts of Clients which participated in the aggregated transaction. In some instances, this may involve the use of an "average price" execution wherein a broker or dealer to which the aggregated order has been given will execute the order in several separate transactions during the course of a day at differing prices and, in such case, each Client participating in the aggregated order will pay or receive the same price and commission, which will be an average of the prices and commissions for the several separate transactions executed by the broker or dealer.

Investment Research Products and Services Furnished by Brokers and Dealers

        Columbia engages in the long-standing practice in the money management industry of acquiring research and brokerage products and services (research products) from broker-dealer firms in return directing trades for Client accounts to those firms. In effect, Columbia is using the commission dollars generated from these Client accounts to pay for these research products. The money management industry uses the term "soft dollars" to refer to this industry practice. Columbia may engage in soft dollar transactions on trades for those Client accounts for which Columbia has the discretion to select the broker-dealers.

        The ability to direct brokerage for a Client account belongs to the Client and not to Columbia. When a Client grants Columbia the discretion to select broker-dealers for Client trades, Columbia has a duty to seek the best combination of net price and execution. Columbia faces a potential conflict of interest with this duty when it uses Client trades to obtain soft dollar products. This conflict exists because Columbia is able to use the soft dollar products in managing its Client accounts without paying cash (hard dollars) for the product. This reduces Columbia's expenses.

        Moreover, under a provision of the federal securities laws applicable to soft dollars, Columbia is not required to use the soft dollar product in managing those accounts that generate the trade. Thus, the Client accounts that generate the brokerage commission used to acquire the soft dollar product may not benefit directly from that product. In effect, those accounts are cross subsidizing Columbia's management of the other accounts that do benefit directly from the product. This practice is explicitly sanctioned by a provision of the Securities Exchange Act of 1934, which creates a "safe harbor" for soft dollar transactions conducted in a specified manner. Although it is inherently difficult if not impossible to document, Columbia believes that over time most, if not all, Clients benefit from soft dollar products such that cross subsidizations even out.

        Columbia attempts to reduce or eliminate this conflict by directing Client trades for soft dollar products only if Columbia concludes that the broker-dealer supplying the product is capable of providing a combination of the best net price and execution on the trade. As noted above, the best net price, while significant, is one of a number of judgmental factors Columbia considers in determining whether a particular broker is capable of providing the best net price and execution. Columbia may cause a Client account to pay a brokerage commission in a soft dollar trade in excess of that which another broker-dealer might have charged for the same transaction.

        Columbia acquires two types of soft dollar research products: (i) proprietary research created by the broker-dealer firm executing the trade and
(ii) other products created by third parties that are supplied to Columbia through the broker-dealer firm executing the trade.

        Proprietary research consists primarily of traditional research reports, recommendations and similar materials produced by the in house research staffs of broker-dealer firms. This research includes evaluations and recommendations of specific companies or industry groups, as well as analyses of general economic and market conditions and trends, market data, contacts and other related information and assistance. Columbia's research analysts periodically rate the quality of proprietary research produced by various broker-dealer firms. Based on these evaluations, Columbia develops target levels of commission dollars on a firm-by-firm basis. Columbia attempts to direct trades to each firm to meet these targets.

        Columbia also uses soft dollars to acquire products created by third parties that are supplied to Columbia through broker-dealers executing the trade (or other broker-dealers who "step in" to a transaction and receive a portion of the brokerage commission for the trade). These products include the following:

..    Database Services--comprehensive databases containing current and/or historical information on companies and industries. Examples include historical securities prices, earnings estimates, and SEC filings. These services may include software tools that allow the user to search the database or to prepare value-added analyses related to the investment process (such as forecasts and models used in the portfolio management process).
..    Quotation/Trading/News Systems--products that provide real time market data information, such as pricing of individual securities and information on current trading, as well as a variety of news services.
..    Economic Data/Forecasting Tools--various macro economic forecasting tools, such as economic data and economic and political forecasts for various countries or regions.
..    Quantitative/Technical Analysis--software tools that assist in quantitative and technical analysis of investment data.
..    Fundamental Industry Analysis--industry-specific fundamental investment research.
..    Fixed Income Security Analysis--data and analytical tools that pertain specifically to fixed income securities. These tools assist in creating financial models, such as cash flow projections and interest rate sensitivity analyses, that are relevant to fixed income securities.
..    Other Specialized Tools--other specialized products, such as specialized economic consulting analyses and attendance at investment oriented conferences.

        Many third-party products include computer software or on-line data feeds. Certain products also include computer hardware necessary to use the product.

        Certain of these third party services may be available directly from the vendor on a hard dollar basis. Others are available only through broker-dealer firms for soft dollars. Columbia evaluates each product to determine a cash (hard dollars) value of the product to Columbia. Columbia then on a product-by-product basis targets commission dollars in an amount equal to a specified multiple of the hard dollar value to the broker-dealer that supplies the product to Columbia. In general, these multiples range from 1.25 to 1.85 times the hard dollar value. Columbia attempts to direct trades to each firm to meet these targets. (For example, if the multiple is 1.5:1.0, assuming a hard dollar value of $10,000, Columbia will target to the broker-dealer providing the product trades generating $15,000 in total commissions.)

        The targets that Columbia establishes for both proprietary and for third party research products typically will reflect discussions that Columbia has with the broker-dealer providing the product regarding the level of commissions it expects to receive for the product. However, these targets are not binding commitments, and Columbia does not agree to direct a minimum amount of commissions to any broker-dealer for soft dollar products. In setting these targets, Columbia makes a determination that the value of the product is reasonably commensurate with the cost of acquiring it. These targets are established on a calendar year basis. Columbia will receive the product whether or not commissions directed to the applicable broker-dealer are less than, equal to or in excess of the target. Columbia generally will carry over target shortages and excesses to the next year's target. Columbia believes that this practice reduces the conflicts of interest associated with soft dollar transactions, since Columbia can meet the non-binding expectations of broker-dealers providing soft dollar products over flexible time periods. In the case of third party products, the third party is paid by the broker-dealer and not by Columbia. Columbia may enter into a contract with the third party vendor to use the product. (For example, if the product includes software, Columbia will enter into a license to use the software from the vendor.)

        In certain cases, Columbia may use soft dollars to obtain products that have both research and non-research purposes. Examples of non-research uses are administrative and marketing functions. These are referred to as "mixed use" products. In each case, Columbia makes a good faith evaluation of the research and non-research uses of these services. These evaluations are based upon the time spent by Firm personnel for research and non-research uses. Columbia pays the provider in cash (hard dollars) for the non-research portion of its use of these products.

        Columbia may use research obtained from soft dollar trades in the management of any of its discretionary accounts. Thus, consistent with industry practice, Columbia does not require that the Client account that generates the trade receive any benefit from the soft dollar product obtained through the trade. As noted above, this may result in cross subsidization of soft dollar products among Client accounts. As noted therein, this practice is explicitly sanctioned by a provision of the Securities Exchange Act of 1934, which creates a "safe harbor" for soft dollar transactions conducted in a specified manner.

        In certain cases, Columbia will direct a trade to one broker-dealer with the instruction that it execute the trade and pay over a portion of the commission from the trade to another broker-dealer who provides Columbia with a soft dollar research product. The broker-dealer executing the trade "steps out" of a portion of the commission in favor of the other broker-dealer providing the soft dollar product. Columbia may engage in step out transactions in order to direct soft dollar commissions to a broker-dealer which provides research but may not be able to provide best execution. Brokers who receive step out commissions typically are brokers providing a third party soft dollar product that is not available on a hard dollars basis. Columbia has not engaged in step out transactions as a manner of compensating broker-dealers that sell shares of investment companies managed by Columbia.

        In light of the fact that Columbia may also provide advisory services to the Participating Insurance Companies, and to other advisory accounts that may or may not be registered investment companies, securities of the same issuer may be included, from time to time, in the portfolios of the Funds and these other entities where it is consistent with their respective investment objectives. If these entities desire to buy or sell the same portfolio security at about the same time, combined purchases and sales may be made, and in such event the security purchased or sold normally will be allocated at the average price and as nearly as practicable on a pro-rata basis in proportion to the amounts desired to be purchased or sold by each entity. While it is possible that in certain instances this procedure could adversely affect the price or number of shares involved in the Funds' transactions, it is believed that the procedure generally contributes to better overall execution of the Funds' portfolio transactions.

        Because Columbia's personnel may also provide investment advisory services to the Participating Insurance Companies and other advisory clients, it may be difficult to quantify the relative benefits received by the Trust and these other entities from research provided by broker-dealers.

        The Trust has arranged for State Street, as its custodian, to act as a soliciting dealer to accept any fees available to State Street as a soliciting dealer in connection with any tender offer for a Fund's portfolio securities. State Street will credit any such fees received against its custodial fees. However, the Board has been advised by counsel that recapture by a mutual fund currently is not permitted under the Conduct Rules of the National Association of Securities Dealers, Inc.

        The Trust's purchases and sales of securities not traded on securities exchanges generally are placed by Columbia with market makers for these securities on a net basis, without any brokerage commissions being paid by the Trust. Net trading does involve, however, transaction costs. Included in prices paid to underwriters of portfolio securities is the spread between the price paid by the underwriter to the issuer and the price paid by the purchasers. Each Fund's purchases and sales of portfolio securities in the over-the-counter market usually are transacted with a broker-dealer on a net basis without any brokerage commission being paid by such Fund, but do reflect the spread between the bid and asked prices. Columbia may also transact purchases of some portfolio securities directly with the issuers.

        With respect to a Fund's purchases and sales of portfolio securities transacted with a broker or dealer on a net basis, Columbia may also consider the part, if any, played by the broker or dealer in bringing the security involved to Columbia's attention, including investment research related to the security and provided to the Fund.

        The table below shows information on brokerage commissions paid by Federal Securities Fund, Small Company Growth Fund, Large Cap Growth Fund and Asset Allocation Fund during the three fiscal years ended December 31, 2004, . Money Market Fund did not pay commissions on any of its transactions during the fiscal years ended December 31, 2004.

                                                                                          Small
                                                             Federal     Large Cap       Company         Asset
                                                           Securities     Growth          Growth       Allocation
Fiscal year ended December 31, 2004                           Fund         Fund            Fund           Fund
                                                           ----------   ------------   ------------   ------------
Total amount of brokerage commissions                      $    2,453   $     43,096   $  5,403,405   $    236,992
Total amount of directed transactions                               0      4,346,393    171,047,534     44,463,151
Total amount of commissions on directed transactions                0          3,909        252,144         13,308
Total amount of brokerage commissions paid to Fleet                 0              0              0              0
  Securities, Inc. (% of total commission paid)
Total amount of brokerage commissions paid to Banc of               0              0              0           0.15%
  America Securities (% of total commission paid)

                                                                                          Small
                                                             Federal      Growth         Company         Asset
                                                           Securities      Stock          Growth       Allocation
Fiscal year ended December 31, 2003                           Fund         Fund            Fund           Fund
                                                           ----------   ------------   ------------   ------------
Total amount of brokerage commissions                      $    2,623   $    553,183   $    600,152   $    698,109
Total amount of directed transactions                               0     28,370,146     32,492,875    367,984,647
Total amount of commissions on directed transactions                0         56,365         62,565         37,445
Total amount of brokerage commissions paid to Fleet                 0          1,250              0              0
  Securities, Inc. (% of total commission paid)                                (0.32%)

                                                                                          Small
                                                             Federal      Growth         Company         Asset
                                                           Securities      Stock          Growth       Allocation
Fiscal year ended December 31, 2002                           Fund         Fund            Fund           Fund
                                                           ----------   ------------   ------------   ------------
Total amount of brokerage commissions                           4,404   $    367,568   $    238,704   $    197,343
Total amount of directed transactions                               0     35,541,624        330,075      8,349,288
Total amount of commissions on directed transactions                0         45,165            405         13,017
Total amount of brokerage commissions paid to
  AlphaTrade Inc.  (% of total commission paid)                     0          3,168            595          3,414
                                                                               (0.94%)        (0.25%)        (3.48%)
Total amount of brokerage commissions paid to Fleet
  Securities, Inc. (% of total commission paid)                     0          2,500              0              0
                                                                               (0.68%)

*AlphaTrade, Inc. formerly was a subsidiary of Colonial Management Associates, Inc. As of May 2002, Alpha Trade Inc. is no longer a registered broker/dealer.

        The Trust is required to identify any securities of its "regular brokers or dealers" that the Funds have acquired during their most recent fiscal year. At December 31, 2004, the Fund held securities of their regular brokers or dealers as set forth below:

                                                                Value
           Name                    Broker/Dealer            (in thousands)
-------------------------    ---------------------------    --------------
Small Company Growth Fund    Jefferies Group Inc             $   571,976
                             Greenhill and Co Inc            $   539,560
                             National Financial Partners     $   376,360

Large Cap Growth Fund        Merrill Lynch and Co Inc        $ 1,936,548

Asset Allocation Fund        CitiGroup Inc                   $ 5,196,923
                             Goldman Sachs Group Inc         $ 2,428,612
                             JP Mrogan Chase and Co          $ 1,670,720
                             UBS AG-Registered               $   880,718
                             Wachovia Corp                   $   831,659
                             Nomura Securities Co LTD        $   782,722
                             Morgan Stanley Dean Witter      $   717,121
                             AXA                             $   534,358
                             State Street Corp               $   417,618
                             Janus Capital Group Inc         $   403,591
                             Merrill Lynch and Co Inc        $   346,666
                             Lehman Brothers Hldg Inc        $    87,480
                             Bear Stearns Companies Inc      $    81,848
                             E*Trade Group Inc               $    70,863
                             Jefferies Group Inc             $    68,476
                             Greenhill and Co Inc            $    60,270
                             MFC Bancorp LTD                 $    60,000
                             National Financial Partners     $    42,680
                             Labranche and Co Inc            $    14,336

Federal Securities Fund      Bank of America Corp            $   178,150
                             JP Morgan Chase and Co Inc      $   145,843
                             Mellon Bank                     $   110,228
                             CitiGroup Inc                   $   103,313
                             Wachovia Corp                   $   102,386
                             Goldman Sachs                   $   101,983

Money Market Fund            Morgan Stanley                  $ 4,000,000
                             Credit Suisse First Boston      $ 2,000,000

Potential conflicts of interest in managing multiple accounts

        Like other investment professionals with multiple clients, a portfolio manager for a Fund may face certain potential conflicts of interest in connection with managing both the Fund and other accounts at the same time. The paragraphs below describe some of these potential conflicts, which the Advisor believes are faced by investment professionals at most major financial firms. The Advisor and the Trustees of the

Columbia Funds have adopted compliance policies and procedures that attempt to address certain of these potential conflicts.

        The management of accounts with different advisory fee rates and/or fee structures, including accounts that pay advisory fees based on account performance ("performance fee accounts"), may raise potential conflicts of interest by creating an incentive to favor higher-fee accounts. These potential conflicts may include, among others:

        . The most attractive investments could be allocated to higher-fee accounts or performance fee accounts.
        . The trading of higher-fee accounts could be favored as to timing and/or execution price. For example, higher-fee accounts could be permitted to sell securities earlier than other accounts when a prompt sale is desirable or to buy securities at an earlier and more opportune time.
        . The trading of other accounts could be used to benefit higher-fee accounts (front- running).
        . The investment management team could focus their time and efforts primarily on higher-fee accounts due to a personal stake in compensation.

        Potential conflicts of interest may also arise when the portfolio managers have personal investments in other accounts that may create an incentive to favor those accounts. As a general matter and subject to limited exceptions, the Advisor's investment professionals do not have the opportunity to invest in client accounts, other than the Columbia Funds.

        A potential conflict of interest may arise when a Fund and other accounts purchase or sell the same securities. On occasions when a portfolio manager considers the purchase or sale of a security to be in the best interests of a Fund as well as other accounts, the Advisor's trading desk may, to the extent permitted by applicable laws and regulations, aggregate the securities to be sold or purchased in order to obtain the best execution and lower brokerage commissions, if any. Aggregation of trades may create the potential for unfairness to a Fund or another account if one account is favored over another in allocating the securities purchased or sold - for example, by allocating a disproportionate amount of a security that is likely to increase in value to a favored account.

        "Cross trades," in which one Columbia account sells a particular security to another account (potentially saving transaction costs for both accounts), may also pose a potential conflict of interest. Cross trades may be seen to involve a potential conflict of interest if, for example, one account is permitted to sell a security to another account at a higher price than an independent third party would pay. The Advisor and the Funds' Trustees have adopted compliance procedures that provide that any transactions between the Funds and another Columbia-advised account are to be made at an independent current market price, as required by law.

        Another potential conflict of interest may arise based on the different investment objectives and strategies of a Fund and other accounts. For example, another account may have a shorter-term investment horizon or different investment objectives, policies or restrictions than a Fund. Depending on another account's objectives or other factors, a portfolio manager may give advice and make decisions that may differ from advice given, or the timing or nature of decisions made, with respect to a Fund. In addition, investment decisions are the product of many factors in addition to basic suitability for the particular account involved. Thus, a particular security may be bought or sold for certain accounts even though it could have been bought or sold for other accounts at the same time. More rarely, a particular security may be bought for one or more accounts managed by a portfolio manager when one or more other accounts are selling the security (including short sales). There may be circumstances when purchases or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts.

        A Fund's portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

        A Fund's portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the Fund. In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of
1934), which may result in the payment of higher brokerage fees than might have otherwise be available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the fund, a portfolio manager's decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts that he or she manages.

        The Advisor or an affiliate may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of fund and/or accounts that provide greater overall returns to the investment manager and its affiliates.

        A Fund's portfolio manager(s) may also face other potential conflicts of interest in managing the Fund, and the description above is not a complete description of every conflict that could be deemed to exist in managing both the Fund and other accounts. In addition, a Fund's portfolio manager may also manage other accounts (including their personal assets or the assets of family members) in their personal capacity. The management of these accounts may also involve certain of the potential conflicts described above. Investment personnel at the Advisor, including each Fund's portfolio manager, are subject to restrictions on engaging in personal securities transactions pursuant to Codes of Ethics adopted by the Advisor and the Funds, which contain provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of the Funds.

                                 NET ASSET VALUE

        The net asset value of the shares of each class of the Funds is determined by dividing each class's total net assets by the number of that class's shares outstanding.

        The valuation of Money Market Fund's securities is based upon their amortized cost, which does not take into account unrealized gains or losses. This method involves initially valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price Money Market Fund would receive if it sold the security. During periods of declining interest rates, the quoted yield on shares of Money Market Fund may tend to be higher than a like computation made by a fund with identical investments utilizing a method of valuation based upon market prices and estimates of market prices for all of its portfolio securities. Thus, if the use of amortized cost by the Fund resulted in a lower aggregate portfolio value on a particular day, a prospective investor in Money Market Fund would be able to obtain a somewhat higher yield if he purchased shares of Money Market Fund on that day than would result from investment in a fund utilizing solely market values, and existing investors in Money Market Fund would receive less investment income. The converse would apply in a period of rising interest rates.

        The proceeds received by each Fund for each purchase or sale of its shares, and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, will be specifically allocated to such Fund, and constitute the underlying assets of that Fund. The underlying assets of each Fund will be segregated on the books of account, and will be charged with the liabilities in respect to such Fund and with a share of the general liabilities of the Trust.

                                      TAXES

        Each Fund has elected to be treated and to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986
(Code). As a result of such election, for any tax year in which a Fund meets the investment limitations and the distribution, diversification and other requirements referred to below, that Fund will not be subject to federal income tax, and the income of the Fund will be treated as the income of its shareholders. Under current law, since the shareholders are life insurance company "segregated asset accounts," they will not be subject to income tax currently on this income to the extent such income is applied to increase the values of VA contracts and VLI policies.

        Among the conditions for qualification and avoidance of taxation at the Trust level, Subchapter M imposes investment limitations, distribution requirements, and requirements relating to the diversification of investments. The requirements of Subchapter M may affect the investments made by each Fund. Any of the applicable diversification requirements could require a sale of assets of a Fund that would affect the net asset value of the Fund.

        Pursuant to the requirements of Section 817(h) of the Code, the only shareholders of the Trust and its Funds will be Participating Insurance Companies and their separate accounts that fund VA contracts, VLI policies and other variable insurance contracts. The prospectus that describes a particular VA contract or VLI policy discusses the taxation of both separate accounts and the owner of such contract or policy.

        Each Fund intends to comply with the requirements of Section 817(h) and the related regulations issued thereunder by the Treasury Department. These provisions impose certain diversification requirements affecting the securities in which the Funds may invest and other limitations. The diversification requirements of Section 817(h) of the Code are in addition to the diversification requirements under Subchapter M and the Investment Company Act of 1940. Failure to meet the requirements of Section 817(h) could result in taxation of the Participating Insurance Companies offering the VA contracts and VLI policies and immediate taxation of all owners of the contracts and policies to the extent of appreciation on investment under the contracts. The Trust believes it is in compliance with these requirements.

        The Secretary of the Treasury may issue additional rulings or regulations that will prescribe the circumstances in which an owner of a variable insurance contract's control of the investments of a segregated asset account may cause such owner, rather than the insurance company, to be treated as the owner of the assets of a segregated asset account. It is expected that such regulations would have prospective application. However, if a ruling or regulation were not considered to set forth a new position, the ruling or regulation could have retroactive effect.

        The Trust therefore may find it necessary, and reserves the right to take action to assure, that a VA contract or VLI policy continues to qualify as an annuity or insurance contract under federal tax laws. The Trust, for example, may be required to alter the investment objectives of any Fund or substitute the shares of one Fund for those of another. No such change of investment goal or substitution of securities will take place without notice to the contract and policy owners with interests invested in the affected Fund and without prior approval of the SEC, or the approval of a majority of such owners, to the extent legally required.

         To the extent a Fund invests in foreign securities, investment income received by the Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which entitle a Fund to a reduced rate of tax or exemption from tax on most investment income, typically capital gains and interest. Gains and losses from foreign currency dispositions, foreign-currency denominated debt securities and payables or receivables, and foreign currency forward contracts are subject to special tax rules that may affect the timing and amount of the Fund's recognition of income, gain or loss.

        It is impossible to determine the effective rate of foreign tax in advance since the amount of a Fund's assets, if any, to be invested within various countries will fluctuate and the extent to which tax refunds will be recovered is uncertain. The Funds intend to operate so as to qualify for treaty-reduced tax rates where applicable.

        The preceding is a brief summary of some relevant tax considerations. This discussion is not intended as a complete explanation or a substitute for careful tax planning and consultation with individual tax advisors.

                               RECORD SHAREHOLDERS

        All the shares of the Funds are held of record by sub-accounts of separate accounts of Participating Insurance Companies on behalf of the owners of VLI policies and VA contracts, or by the general account of Keyport Life Insurance Company ("Keyport"). At all meetings of shareholders of the Funds each Participating Insurance Company will vote the shares held of record by sub-accounts of its separate accounts only in accordance with the instructions received from the VLI policy and VA contract owners on behalf of whom such shares are held. All such shares as to which no instructions are received (as well as, in the case of Keyport, all shares held by its general account) will be voted in the same proportion as shares as to which instructions are received (with Keyport's general account shares being voted in the proportions determined by instructing owners of Keyport VLI policies and VA contracts). Accordingly, each Participating Insurance Company disclaims beneficial ownership of the shares of the Funds held of record by the sub-accounts of its separate accounts (or, in the case of Keyport, its general account).

        As of record on March 31, 2005, the following Participating Insurance Companies owned of record 5% or more of one or more of each class of the following Funds' then outstanding shares:

LIBERTY FEDERAL SECURITIES FUND
 Class A

SUN LIFE ASSURANCE COMPANY*                     43.02%
OF CANADA (U.S.)
C/O SUN LIFE FINANCIAL
PO BOX 9133
WELLESLEY HILLS, MA 02481-9133

SUN LIFE ASSURANCE COMPANY                      17.78%
OF CANADA (U.S.)
C/O SUN LIFE FINANCIAL
PO BOX 9133
WELLESLEY HILLS, MA 02481-9133

KEYPORT                                         19.35%
C/O SUN LIFE FINANCIAL
PO BOX 9133
WELLESLEY HILLS, MA 02481-9133

 Class B

KEYPORT                                         18.13%
C/O SUN LIFE FINANCIAL
PO BOX 9133
WELLESLEY HILLS, MA 02481-9133

SUN LIFE ASSURANCE COMPANY*                     76.86%
OF CANADA (U.S.)
C/O SUN LIFE FINANCIAL
PO BOX 9133
WELLESLEY HILLS, MA 02481-9133

LIBERTY MONEY MARKET FUND
 Class A

SUN LIFE ASSURANCE COMPANY*                     60.89%
OF CANADA (U.S.)
C/O SUN LIFE FINANCIAL
PO BOX 9133
WELLESLEY HILLS, MA 02481-9133

SUN LIFE ASSURANCE COMPANY                      13.06%
OF CANADA (U.S.)
C/O SUN LIFE FINANCIAL
PO BOX 9133
WELLESLEY HILLS, MA 02481-9133

KEYPORT                                         14.40%
C/O SUN LIFE FINANCIAL
PO BOX 9133
WELLESLEY HILLS, MA 02481-9133

LIBERTY SMALL COMPANY GROWTH FUND
  Class A

SUN LIFE ASSURANCE COMPANY                      12.69%
OF CANADA (U.S.)
C/O SUN LIFE FINANCIAL
PO BOX 9133
WELLESLEY HILLS, MA 02481-9133

SUN LIFE ASSURANCE COMPANY*                     65.53%
OF CANADA (U.S.)
C/O SUN LIFE FINANCIAL
PO BOX 9133
WELLESLEY HILLS, MA 02481-9133

KEYPORT                                          5.31%
C/O SUN LIFE FINANCIAL
PO BOX 9133
WELLESLEY HILLS, MA 02481-9133

Class B

FIM FUNDING INC                                100.00%
100 FEDERAL STREET
BOSTON, MA 02110-1802

LIBERTY ASSET ALLOCATION FUND
 Class A

SUN LIFE ASSURANCE COMPANY                      33.27%
OF CANADA (U.S.)
C/O SUN LIFE FINANCIAL
PO BOX 9133
WELLESLEY HILLS, MA 02481-9133

SUN LIFE ASSURANCE COMPANY                      33.21%
OF CANADA (U.S.)
C/O SUN LIFE FINANCIAL
PO BOX 9133
WELLESLEY HILLS, MA 02481-9133

AMERICAN SKANDIA LIFE ASSURANCE CO               9.00%
ATTN: ALISON MITNICK
1 CORPORATE DRIVE, 9TH FLOOR
SHELTON, CT 06484-6208

KEYPORT                                         11.14%
C/O SUN LIFE FINANCIAL
PO BOX 9133
WELLESLEY HILLS, MA 02481-9133

Class B

SUN LIFE ASSURANCE COMPANY*                     73.55%
OF CANADA (U.S.)
C/O SUN LIFE FINANCIAL
PO BOX 9133
WELLESLEY HILLS, MA 02481-9133

SUN LIFE FINANCIAL                              10.47%
PO BOX 9133
WELLESLEY HILLS, MA 02481-9133

KEYPORT                                         14.11%
C/O SUN LIFE FINANCIAL
PO BOX 9133
WELLESLEY HILLS, MA 02481-9133

COLUMBIA LARGE CAP GROWTH FUND
 Class A

SUN LIFE ASSURANCE COMPANY                      26.96%
OF CANADA (U.S.)
C/O SUN LIFE FINANCIAL
PO BOX 9133
WELLESLEY HILLS, MA 02481-9133

SUN LIFE ASSURANCE COMPANY                      26.41%
OF CANADA (U.S.)
C/O SUN LIFE FINANCIAL
PO BOX 9133
WELLESLEY HILLS, MA 02481-9133

KEYPORT                                         15.70%
C/O SUN LIFE FINANCIAL
PO BOX 9133
WELLESLEY HILLS, MA 02481-9133

AMERICAN SKANDIA LIFE ASSURANCE CO              12.99%
ATTN: ALISON MITNICK
1 CORPORATE DRIVE, 9TH FLOOR
SHELTON, CT 06484-6208

AMERICAN SKANDIA LIFE ASSURANCE CO               9.86%
ATTN: ALISON MITNICK
1 CORPORATE DRIVE, 9TH FLOOR
SHELTON, CT 06484-6208

Class B

SUN LIFE ASSURANCE COMPANY                      81.66%
OF CANADA (U.S.)
C/O SUN LIFE FINANCIAL
PO BOX 9133
WELLESLEY HILLS, MA 02481-9133

KEYPORT                                         16.05%
C/O SUN LIFE FINANCIAL
PO BOX 9133
WELLESLEY HILLS, MA 02481-9133

* As of record on March 31, 2005, this Participating Insurance Company owned 25% or more of the then outstanding shares of the Fund indicated and, therefore, may be deemed to control the Fund.

     INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND FINANCIAL STATEMENTS

        The independent registered public accounting firm for the Funds is PricewaterhouseCoopers LLP, located at 125 High Street, Boston, Massachusetts, 02110-1707 The independent auditors audit and report on the annual financial statements and provide tax return review services and assistance and consultation in connection with the review of various SEC filings. The financial statements of the Trust and reports of independent auditors appearing in the December 31, 2004, annual report of the Trust are incorporated in this SAI by reference.

                                   APPENDIX A
                      INVESTMENT TECHNIQUES AND SECURITIES

MONEY MARKET INSTRUMENTS

        Each of the Funds may invest in money market instruments to the extent and of the type and quality described in the Prospectus.

Certificates of Deposit

        Certificates of deposit are receipts issued by a bank in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the Certificate. The Certificate usually can be traded in the secondary market prior to maturity.

        Certificates of deposit will be limited to U.S. dollar-denominated certificates of banks (U.S. or foreign) having total assets of at least $1 billion, or the equivalent in other currencies, as of the date of their most recently published financial statements and of branches of such banks (U.S. or foreign).

        The Funds will not acquire time deposits or obligations issued by the International Bank for Reconstruction and Development, the Asian Development Bank or the Inter-American Development Bank.

Bankers' Acceptances

        Bankers' acceptances typically arise from short term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise.

        The draft is then "accepted" by the bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

        Bankers' acceptances acquired by the Funds must be payable in U.S. dollars and have been accepted by banks having total assets at the time of purchase in excess of $1 billion, or the equivalent in other currencies, and of branches of such banks (U.S. or foreign).

MORTGAGE-BACKED SECURITIES

Mortgage Pass-Through Certificates

        A Mortgage Pass-Through Certificate is a Mortgage-Backed Security representing a participation interest in mortgage loans or a beneficial undivided interest in a specified pool containing mortgage loans.

        The aggregate dollar balance of the mortgage loans (or participation interests) in a specified pool is generally identical to the balance of the Mortgage Pass-Through Certificate held by the Certificate holder. As the balance in the mortgage pool is paid down by scheduled payments of principal and interest and by prepayments or other early or unscheduled recoveries of principal, the balance of the Mortgage Pass-Through Certificate is paid down correspondingly as all such payments are "passed through" to the Certificate holder (in this case, to the Funds). The average interest rate payable on the mortgage loans, the "coupon rate," is somewhat higher than the "pass-through rate" payable under the Mortgage Pass-Through Certificate. The difference between the coupon rate and the pass-through rate is generally paid to the servicer of the mortgage loans as servicing compensation. Servicing includes collecting payments, remitting payments to the Certificate holders, holding and disbursing escrow funds for payment of taxes and insurance premiums, periodically inspecting the properties, and servicing foreclosures in the event of unremedied defaults.

        Under the terms of the Certificate, the due date for passing through funds to the Certificate holders is some specified period after the payment date on the mortgage loans. The regular pass-through installment is paid on the due date by the entity servicing the mortgage pool, in most cases regardless of whether or not it has been collected from the borrower.

        A particular mortgage pool will consist of mortgage loans of one of the following types: fixed interest mortgage loans with a maturity of not more than 30 years; adjustable interest rate mortgage loans (that is, where the interest rate is not fixed but varies in accordance with a formula or an index) with a maturity of not more than 40 years; shared appreciation mortgage loans with a maturity of not more than 30 years; growing equity mortgage loans (where the monthly payment of principal increases in amount and the maturity may be less than 30 years); graduated payment mortgage loans (where the amount of the scheduled monthly payments at the beginning of the loan term are insufficient to fully amortize the loan and the monthly payment amount therefore increases after a specified period or periods); second mortgages with fixed or adjustable rates with a maturity of not more than 30 years; graduated payment adjustable rate mortgage loans; and other alternative mortgage instruments which may combine some of the characteristics listed above. For example, graduated payment, graduated equity, and shared appreciation mortgage loans can have a fixed or variable interest rate. In addition, new types of mortgage loans may be created in the future, and as Mortgage Pass-Through Certificates representing interests in pools of new types of mortgage loans are developed and offered to investors, the Fund will, consistent with its investment policies and objective, consider investing in such Certificates.

        Certain Mortgage Pass-Through Certificates purchased will represent interests in mortgage pools containing graduated payment adjustable rate mortgage loans or "GPARMs." These are adjustable interest rate mortgage loans with a graduated payment feature. The scheduled monthly payment amount on this type of loan at the beginning of the loan term is insufficient to fully amortize the loan; that is, the scheduled payments are insufficient to pay off the entire loan during the term. Because the monthly mortgage payments during the early years of graduated payment mortgage loans may not even be sufficient to pay the current interest due, GPARMs may involve negative amortization; that is, the unpaid principal balance of the mortgage loan may increase because any unpaid balance of the interest due will be added to the principal amount of the mortgage loan. GPARMs also involve increases in the payment amount, because at one or more times during the early years of the loan term, the monthly mortgage payments (principal and interest) increase to a level that will fully amortize the loan. The monthly payment amount may also be increased (or decreased) to reflect changes in the interest rate. In addition, the loan term may be lengthened or shortened from time to time, corresponding to an increase or decrease in the interest rate.

GNMA Certificates

        GNMA Certificates represent part ownership of a pool of mortgage loans. These loans (issued by lenders such as mortgage bankers, commercial banks and savings and loan associations) are either insured by the Federal Housing Administration (FHA) or the Farmers Home Administration (FMHA), or guaranteed by the Veterans Administration (VA). A "pool" or group of such mortgages is assembled and, after being approved by GNMA, is offered to investors through securities dealers. Once approved by GNMA, the timely payment of interest and principal on each mortgage is guaranteed by GNMA and backed by the full faith and credit of the U.S. Government. GNMA is also empowered to borrow without limitation from the Treasury, if necessary, to make any payments required under its guarantee. GNMA Certificates differ from bonds issued without a sinking fund in that principal is paid back monthly by the borrower over the term of the loan rather than returned in a lump sum at maturity. GNMA Certificates are called "modified pass-through" securities because both interest and principal payments, including prepayments (net of fees paid to the issuer and GNMA), are passed through to the holder of the Certificate regardless of whether or not the mortgagor actually makes the payment.

        The average life of GNMA Certificates is likely to be substantially less than the original maturity of the mortgage pools underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosures will usually result in the return of the greatest part of principal invested well before the maturity of the mortgages in the pool. (Note: Due to the GNMA guarantee, foreclosures impose little risk to principal investment.) As prepayment rates of individual mortgage pools vary widely, it is not possible to accurately predict the average life of a particular issue of GNMA Certificates.

        The coupon rate or interest on GNMA Certificates is lower than the interest rate paid on the VA-guaranteed or FHA-insured mortgages underlying the Certificates, but only by the amount of a relatively modest fee paid to GNMA and the issuer.

        The coupon rate by itself, however, does not indicate the yield which will be earned on the Certificates for the following reasons:

1.   Certificates may be issued at a premium or discount, rather than at par;
2. After issuance, Certificates may trade in the secondary market at a premium or discount;
3. Interest is earned monthly, rather than semiannually as for traditional bonds, and monthly compounding has the effect of raising the effective yield earned on GNMA Certificates; and
4. The actual yield of each GNMA Certificate is influenced by the prepayment experience of the mortgage pool underlying the Certificate; that is, if mortgagors pay off their mortgages early, the principal returned to Certificate holders may be reinvested at more or less favorable rates.

        Since the inception of the GNMA mortgage-backed securities program in 1970, the amount of GNMA Certificates outstanding has grown rapidly. The size of the market and the active participation in the secondary market by securities dealers and many types of investors make the GNMA Certificates highly liquid instruments. Valuations of GNMA Certificates are readily available from securities dealers and depend on, among other things, the level of market rates, the Certificate's coupon rate and the prepayment experience of the pool of mortgages backing each Certificate.

FNMA Certificates

        The Federal National Mortgage Association (FNMA) is a corporation organized and existing under the laws of the U.S. and issues FNMA Certificates under the authority contained in the Federal National Mortgage Association Charter Act. FNMA Certificates are Mortgage Pass-Through Certificates issued and guaranteed by FNMA. The obligations of FNMA under its guaranty are obligations solely of FNMA and are not backed by, nor entitled to, the full faith and credit of the U.S.

        Each FNMA Certificate represents a fractional undivided interest in a pool of conventional, FHA-insured or VA-guaranteed mortgage loans purchased or formed by FNMA. The mortgage loans are either provided from FNMA's own portfolio or are purchased from primary lenders that satisfy certain criteria developed by FNMA, including depth of mortgage origination experience, servicing experience and financial capacity.

        When the mortgage loans are not provided from FNMA's own portfolio, FNMA may purchase an entire loan pool from a single lender and issue Certificates backed by the pool alone. Alternatively, FNMA may package a pool made up of loans purchased from a number of lenders. The mortgage loans are held by FNMA in its capacity as trustee pursuant to the terms of a trust indenture for the benefit of the Certificate holders.

        Each FNMA mortgage pool will consist of mortgage loans evidenced by promissory notes on one-family or two-to-four family residential properties. Mortgage loans with varying interest rates may be included in a single pool. Currently, substantially all FNMA mortgage pools consist of fixed interest rate and growing equity mortgage loans, although FNMA mortgage pools may also consist of adjustable interest rate mortgage loans or other types of mortgage loans. Loans with varying loan-to-value ratios may be included in a single pool, but each conventional mortgage loan with a loan-to-value ratio which exceeds 80% must be insured against default and the mortgage insurance must insure that portion of the loan balance which exceeds 75% of the property value. The maximum loan term is 40 years. Each mortgage loan must conform to FNMA's published requirements or guidelines with respect to maximum principal amount, loan-to-value ratio, underwriting standards and hazard insurance coverage.

        Pursuant to the trust indenture, FNMA is responsible for servicing and administering the mortgage loans in a pool but contracts with the lender (the seller of the mortgage loans, or seller/servicer), or another eligible servicing institution, to perform such functions under the supervision of FNMA. The servicers are obligated to perform diligently all services and duties customary to the servicing of mortgages as well as those specifically prescribed by the FNMA Seller/Servicer Guide. FNMA has the right to remove servicers for cause.

        The pass-through rate on the FNMA Certificates is not greater than the lowest annual interest rate borne by an underlying mortgage loan in the pool, less a specified minimum annual percentage of the outstanding principal balance. The fee to FNMA representing compensation for servicing and for FNMA's guaranty (out of which FNMA will compensate seller/servicers) is, for each underlying mortgage loan, the difference between the interest rate on the mortgage loan and the pass-through rate.

        The minimum size of a FNMA pool is $1 million of mortgage loans. Registered holders purchase Certificates in amounts not less than $25,000.

FHLMC Certificates

        The Federal Home Loan Mortgage Corporation (FHLMC) is a corporate instrumentality of the U.S. created pursuant to an act of Congress on July 24, 1970, primarily for the purpose of increasing availability of mortgage credit for the financing of then urgently needed housing. It seeks to provide an enhanced degree of liquidity for residential mortgage investors primarily by assisting in the development of secondary markets for conventional mortgage loans. FHLMC obtains its funds by selling mortgages and interests therein (such as Mortgage Pass-Through Certificates), and by issuing debentures and otherwise borrowing funds.

        FHLMC Certificates represent undivided interests in specified groups of conventional mortgage loans and/or participation interests therein underwritten and owned by FHLMC. FHLMC periodically forms groups of whole mortgage loans and/or participations in connection with its continuing sales program. Typically, at least 95% of the aggregate principal balance of the mortgage loans in a group consists of single-family mortgage loans and not more than 5% consists of multi-family loans. The FHLMC Certificates are issued in fully registered form only, in original unpaid principal balances of $25,000, $100,000, $200,000, $500,000, $1 million and $5 million. The FHLMC Certificates are not guaranteed by the U.S. or by any Federal Home Loan Bank and do not constitute a debt or obligation of the U.S. or any Federal Home Loan Bank.

        FHLMC guarantees to each registered holder of a FHLMC Certificate the timely payment of interest accruing at the application certificate rate on the unpaid principal balance outstanding on the mortgage loans to the extent of such holder's percentage of participation therein. FHLMC also guarantees to each registered holder of a FHLMC Certificate collection of all principal on the mortgage loans without any offset or deduction, to the extent of such holder's pro rata share. Pursuant to these guaranties, FHLMC indemnifies holders of FHLMC Certificates against any reduction in principal by reason of charges for property repairs, maintenance and foreclosure.

        To permit a measure of marketability for holders of FHLMC Certificates, FHLMC has provided since June 20, 1975, and expects to continue to provide, bid quotations for outstanding FHLMC Certificates. Informational bid quotations are available daily from FHLMC's regional offices.

Non-Governmental Mortgage Pass-Through Certificates

        A Non-Governmental Mortgage Pass-Through Certificate is a security issued by a mortgage banker, financial institution or other entity and represents an undivided interest in a mortgage pool consisting of a number of mortgage loans secured by single-family residential properties. Non-Governmental Certificates do not represent an interest in or obligation of the issuing or servicing entity. The mortgage loans in a pool are held in trust by a qualified bank. These private (or conventional) mortgages are not insured by the VA, FHA or any other governmental agency. In some cases, private commercial insurance or other credit support may apply.

        A typical mortgage pool consists of from 100 to 1000 individual mortgage loans. The aggregate dollar balance of the mortgage loans in a pool will be generally at least $5 million. These pools contain mortgage loans originated, serviced and otherwise administered by an affiliate of the sponsor of the pool.

        It is expected that each of the underlying mortgage loans will have a loan-to-value ratio at origination (based on an independent appraisal of the mortgage property obtained by the originator of the loan) of 90% or less. Generally, the amount of the mortgage loans in excess of 80% of such appraised value will be insured with a private mortgagor insurer. In some instances, other mechanisms, such as a bank letter of credit or senior/subordinated class structures, are used in place of mortgage guaranty insurance but serve a similar credit support function.

        The entities originating and servicing the underlying mortgage loans generally advance to Certificate holders any principal and interest payments not collected from the mortgagors. However, the obligations, if any, to make those advances are limited only to those amounts that are reimbursable under the mortgage guaranty insurance policy.

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        The property securing each of the mortgage loans in a mortgage pool will be covered by standard hazard insurance policies insuring against losses due to various causes, including fire, lightning and windstorm. The amount of each policy is at least equal to the lesser of the outstanding principal balance of the mortgage loan or the maximum insurable value of the improvements securing the mortgage loan. Since certain other physical risks (including earthquakes, mudflows and floods) are not otherwise insured against, the institution originating and servicing the loans typically purchases a special hazard insurance policy for each mortgage pool to cover such risks. The special hazard insurance generally is in the amount of 1% of the aggregate principal balances of the mortgage loans in each mortgage pool, or the sum of the balance of the two largest mortgage loans in the mortgage pool, whichever is greater, at the time of formation of the mortgage pool.

        Any hazard losses not covered by either the standard hazard policies or the special hazard insurance policy will not be insured against and, accordingly, will be borne by the Fund and therefore by the Fund's shareholders.

        The pooling and servicing agreement for a Non-Governmental Certificate generally permits, but does not require, the entity originating and servicing the mortgage loans to repurchase from the mortgage pool all remaining mortgage loans. The right to repurchase typically is subject to the aggregate principal balances of the mortgage loans at the time of repurchase being less than 20% of the aggregate principal balances of the mortgage loans at the time of issuance of the Certificate.

Real Estate Mortgage Investment Conduits (REMICs)

        A REMIC is an entity formed either as a partnership, corporation or trust which holds a fixed pool of mortgages and issues multiple classes of interests at varying maturities entitling holders to receive specified principal amounts and interest payments at fixed rates.

        Timely payment of principal and interest from a REMIC will be dependent upon risks associated with the underlying mortgage loans held by the REMIC. These risks include the potential for delinquency and default by mortgagors, fluctuating interest rates, inflation and reduced market demand for qualified market loans.

EQUIPMENT TRUST CERTIFICATES

        Asset Allocation Fund may invest in Equipment Trust Certificates.

        Equipment Trust Certificates are a mechanism for financing the purchase of transportation equipment, such as railroad cars and locomotives, trucks, airplanes and oil tankers.

        Under an Equipment Trust Certificate, the equipment is used as the security for the debt and title to the equipment is vested in a trustee. The trustee leases the equipment to the user; i.e., the railroad, airline, trucking or oil company. At the same time, Equipment Trust Certificates in

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an aggregate amount equal to a certain percentage of the equipment's purchase price are sold to lenders. The trustee pays the proceeds from the sale of Certificates to the manufacturer. In addition, the company using the equipment makes an initial payment of rent equal to the balance of the purchase price to the trustee, which the trustee also pays to the manufacturer. The trustee collects lease payments from the company and uses the payments to pay interest and principal on the Certificates. At maturity, the Certificates are redeemed and paid, the equipment is sold to the company and the lease is terminated.

        Generally, these Certificates are regarded as obligations of the company that is leasing the equipment and are shown as liabilities in its balance sheet as a capitalized lease in accordance with generally accepted accounting principals. However, the company does not own the equipment until all the Certificates are redeemed and paid. In the event the company defaults under its lease, the trustee terminates the lease. If another lessee is available, the trustee leases the equipment to another user and makes payments on the Certificates from new lease rentals.

CONVERTIBLE SECURITIES

        Asset Allocation Fund may invest in Convertible Securities.

        By investing in convertible securities, a Fund obtains the right to benefit from the capital appreciation potential in the underlying stock upon exercise of the conversion right, while earning higher current income than would be available if the stock were purchased directly. In determining whether to purchase a convertible, Columbia will consider substantially the same criteria that would be considered in purchasing the underlying stock. While convertible securities purchased by a Fund are frequently rated investment grade, a Fund may purchase unrated securities or securities rated below investment grade if the securities meet Columbia's other investment criteria. Convertible securities rated below investment grade (a) tend to be more sensitive to interest rate and economic changes, (b) may be obligations of issuers who are less creditworthy than issuers of higher quality convertible securities, and (c) may be more thinly traded due to such securities being less well known to investors than investment grade convertible securities, common stock or conventional debt securities. As a result, Columbia's own investment research and analysis tend to be more important in the purchase of such securities than other factors.

OPTIONS, FUTURES AND OTHER DERIVATIVES

        Except for Money Market Fund, each Fund may purchase and write both call options and put options on securities, indexes and foreign currencies, and enter into interest rate, index and foreign currency futures contracts and options on such futures contracts (futures options) in order to achieve its investment goal, to provide additional revenue, or to hedge against changes in security prices, interest rates or currency exchange rates. A Fund also may use other types of options, futures contracts, futures options, and other types of forward or investment contracts linked to individual securities, interest rates, foreign currencies, indices or other benchmarks (derivative products) currently traded or subsequently developed and traded, provided the Trustees determine that their use is consistent with the Fund's investment goal.

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Options

        A Fund may purchase and write both put and call options on securities, indexes or foreign currencies in standardized contracts traded on recognized securities exchanges, boards of trade or similar entities, or quoted on Nasdaq. A Fund also may purchase agreements, sometimes called cash puts, which may accompany the purchase of a new issue of bonds from a dealer that the Fund might buy as a temporary defensive measure.

        An option on a security (or index or foreign currency) is a contract that gives the purchase (holder) of the option, in return for a premium, the right to buy from (call) or sell to (put) the seller (writer) of the option the security underlying the option (or the cash value of the index or a specified quantity of the foreign currency) at a specified exercise price at any time during the term of the option (normally not exceeding nine months). The writer of an option on an individual security or on a foreign currency has the obligation upon exercise of the option to deliver the underlying security or foreign currency upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security or foreign currency. Upon exercise, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier for the index option. (An index is designed to reflect specified facets of a particular financial or securities market, a specific group of financial instruments or securities, or certain other economic indicators.)

        A Fund will write call options and put options only if they are "covered." For example, in the case of a call option on a security, the option is "covered" if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration upon conversion or exchange of other securities held in its portfolio (or, if additional cash consideration is required, cash or liquid securities in such amount are held in a segregated account).

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        If an option written by a Fund expires, the Fund realizes a capital gain equal to the premium received at the time the option was written. If an option purchased by a Fund expires, the Fund realizes a capital loss equal to the premium paid.

        Prior to the earlier of exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security, currency or index, exercise price and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when a Fund desires.

        A Fund will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if it is more, the Fund will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the Fund will realize a capital gain or, if it is less, the Fund will realize a capital loss. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security, currency or index in relation to the exercise price of the option, the volatility of the underlying security, currency or index, and the time remaining until expiration.

        A put or call option purchased by a Fund is an asset of the Fund, valued initially at the premium paid for the option. The premium received for an option written by a Fund is recorded as a deferred credit. The value of an option purchased or written is marked-to-market daily and is valued at the closing price on the exchange on which it is traded or, if not traded on an exchange or no closing price is available, at the mean between the last bid and asked prices.

        Risks Associated with Options

        There are several risks associated with transactions in options. For example, there are significant differences between the securities and the currency markets and the options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

        There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. If a Fund were unable to close out an option that it had purchased, it would have to exercise the option in order to realize any profit or the option would expire and become worthless. If a Fund were unable to close out a covered call option that it had written on a security or a foreign currency, it would not be able to sell the underlying security or currency unless the option expired. As the writer of a covered call option on a security, a Fund foregoes, during the option's life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the exercise price of the call. As the writer of a covered call option on a foreign currency, the Fund foregoes, during the option's life, the opportunity to profit from appreciation of the currency covering the call.

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        If trading were suspended in an option purchased or written by a Fund, the Fund would not be able to close out the option. If restrictions on exercise were imposed, the Fund might be unable to exercise an option it has purchased. Except to the extent that a call option on an index written by the Fund is covered by an option on the same index purchased by the Fund, movements in the index may result in a loss to the Fund; however, such losses may be mitigated by changes in the value of the Fund's portfolio securities during the period the option was outstanding.

Futures Contracts and Options on Futures Contracts

        A Fund may use interest rate, index and foreign currency futures contracts. An interest rate, index or foreign currency futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a financial instrument, the cash value of an index/1/ or a specified quantity of a foreign currency at a specified price and time. A public market exists in futures contracts covering a number of indexes (including, but not limited to, the Standard & Poor's 500 Stock Index, the Value Line Composite Index and the New York Stock Exchange Composite Index), certain financial instruments (including, but not limited to: U.S. Treasury bonds, U.S. Treasury notes and Eurodollar certificates of deposit) and foreign currencies. Other index and financial instrument futures contracts are available and it is expected that additional futures contracts will be developed and traded.

        A Fund may purchase and write call and put futures options. Futures options possess many of the same characteristics as options on securities, indexes and foreign currencies (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position
(call) or a short position (put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true.

        To the extent required by regulatory authorities having jurisdiction over a Fund, such Fund will limit its use of futures contracts and futures options to hedging transactions. For example, a Fund might use futures contracts to hedge against or gain exposure to fluctuations in the general level of stock prices or anticipated changes in interest rates or currency exchange rates which might adversely affect either the value of the Fund's securities or the price of the securities that the Fund intends to purchase. Although other techniques could be used to reduce that Fund's exposure to stock price and interest rate and currency fluctuations, the Fund may be able to hedge its exposure more effectively and perhaps at a lower cost by using futures contracts and futures options.

        A Fund will only enter into futures contracts and futures options that are standardized and traded on an exchange, board of trade or similar entity or quoted on an automated quotation system.

----------
/1/ A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Although the value of a securities index is a function of the value of certain specified securities, no physical delivery of those securities is made.

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        The success of any futures transaction depends on Columbia correctly predicting changes in the level and direction of stock prices, interest rates, currency exchange rates and other factors. Should those predictions be incorrect, a Fund's return might have been better had the transaction not been attempted; however, in the absence of the ability to use futures contracts, Columbia might have taken portfolio actions in anticipation of the same market movements with similar investment results but, presumably, at greater transaction costs.

        When a purchase or sale of a futures contract is made by a Fund, the Fund is required to deposit in a segregated account a specified amount of cash or U.S. Government securities or other securities (initial margin). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract, which is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. A Fund expects to earn interest income on its initial margin deposits. A futures contract held by a Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Fund pays or receives cash, called "variation margin," equal to the daily change in value of the futures contract. This process is known as "marking-to-market." Variation margin paid or received by a Fund does not represent a borrowing or loan by the Fund but is instead settlement between the Fund and the broker of the amount one would owe the other if the futures contract had expired at the close of the previous day. In computing daily net asset value, a Fund will mark-to-market its open futures positions.

        The Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option and other futures positions held by the Fund.

        Although some futures contracts call for making or taking delivery of the underlying property, usually these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying property and delivery month). If an offsetting purchase price is less than the original sale price, the Fund engaging in the transaction realizes a capital gain, or if it is more, the Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the Fund engaging in the transaction realizes a capital gain, or if it is less, the Fund realizes a capital loss. The transaction costs must also be included in these calculations.

        Risks Associated with Futures

        There are several risks associated with the use of futures contracts and futures options. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the portfolio securities being hedged. In addition, there are significant differences between the securities and the currency markets and the futures markets that could result in an imperfect correlation between the markets, causing a given

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transaction not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as: variations in speculative market demand for futures, futures options and the related securities or currencies, including technical influences in futures and futures options trading and differences between the Fund's investments being hedged and the securities or currencies underlying the standard contracts available for trading. For example, in the case of index futures contracts, the composition of the index, including the issuers and the weighting of each issue, may differ from the composition of the Fund's portfolio, and, in the case of interest rate futures contracts, the interest rate levels, maturities, and creditworthiness of the issues underlying the futures contract may differ from the financial instruments held in the Fund's portfolio. A decision as to whether, when and how to use futures contracts involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected security price, interest rate or currency exchange rate trends.

        Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses. Stock index futures contracts are not normally subject to such daily price change limitations.

        There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures or futures option position. The Fund would be exposed to possible loss on the position during the interval of inability to close, and would continue to be required to meet margin requirements until the position is closed. In addition, many of the contracts discussed above are relatively new instruments without a significant long-term trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

Limitations on Options and Futures

        A Fund will not enter into a futures contract or purchase an option thereon if, immediately thereafter, the initial margin deposits for futures contracts held by that Fund plus premiums paid by it for open futures option positions, less the amount by which any such positions are "in-the-money,"/2/ would exceed 5% of the Fund's total assets.

----------
/2/ A call option is "in-the-money" if the value of the futures contract that is the subject of the option exceeds the exercise price. A put option is "in-the-money" if the exercise price exceeds the value of the futures contract that is the subject of the option.

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        When purchasing a futures contract or writing a put option on a futures contract, a Fund must maintain in a segregated account cash or liquid securities (including any margin) equal to the market value of such contract. When writing a call option on a futures contract, the Fund similarly will maintain with its custodian cash or liquid securities (including any margin) equal to the amount by which such option is in-the-money until the option expires or is closed out by the Fund.

        A Fund may not maintain open short positions in futures contracts, call options written on futures contracts or call options written on indexes if, in the aggregate, the market value of all such open positions exceeds the current value of the securities in its portfolio, plus or minus unrealized gains and losses on the open positions, adjusted for the historical relative volatility of the relationship between the portfolio and the positions. For this purpose, to the extent the Fund has written call options on specific securities in its portfolio, the value of those securities will be deducted from the current market value of the securities portfolio.

        In order to comply with Commodity Futures Trading Commission (CFTC) Regulation 4.5 and thereby avoid being deemed a "commodity pool operator," each Fund will use commodity futures or commodity options contracts solely for bona fide hedging purposes within the meaning and intent of CFTC Regulation 1.3(z), or, with respect to positions in commodity futures and commodity options contracts that do not come within the meaning and intent of CFTC Regulation 1.3(z), the aggregate initial margin and premiums required to establish such positions will not exceed 5% of the fair market value of the assets of a Fund, after taking into account unrealized profits and unrealized losses on any such contracts it has entered into [in the case of an option that is in-the-money at the time of purchase, the in-the-money amount (as defined in Section 190.01(x) of the CFTC Regulations) may be excluded in computing such 5%]. The CFTC has proposed amendments to certain of its rules that, if adopted as proposed, would eliminate the 5% test and allow the Funds to use futures to an unlimited extent without being subject to Commodity Exchange Act regulation.

Taxation of Options and Futures

        If a Fund exercises a call or put option it holds, the premium paid for the option is added to the cost basis of the security purchased (call) or deducted from the proceeds of the security sold (put). For cash settlement options and futures options exercised by a Fund, the difference between the cash received at exercise and the premium paid is a capital gain or loss.

        If a call or put option written by a Fund is exercised, the premium is included in the proceeds of the sale of the underlying security (call) or reduces the cost basis of the security purchased (put). For cash settlement options and futures options written by a Fund, the difference between the cash paid at exercise and the premium received is a capital gain or loss.

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        Entry into a closing purchase transaction will result in capital gain or loss. If an option written by a Fund was in-the-money at the time it was written and the security covering the option was held for more than the long-term holding period prior to the writing of the option, any loss realized as a result of a closing purchase transaction will be long-term. The holding period of the securities covering an in-the-money option will not include the period of time the option is outstanding.

        If a Fund writes an equity call option/3/ other than a "qualified covered call option," as defined in the Internal Revenue Code, any loss on such option transaction, to the extent it does not exceed the unrealized gains on the securities covering the option, may be subject to deferral until the securities covering the option have been sold.

        A futures contract held until delivery results in capital gain or loss equal to the difference between the price at which the futures contract was entered into and the settlement price on the earlier of delivery notice date or expiration date. If a Fund delivers securities under a futures contract, the Fund also realizes a capital gain or loss on those securities.

        For federal income tax purposes, a Fund generally is required to recognize as income for each taxable year its net unrealized gains and losses as of the end of the year on futures, futures options and non-equity options positions (year-end mark-to-market). Generally, any gain or loss recognized with respect to such positions (either by year-end mark-to-market or by actual closing of the positions) is considered to be 60% long-term and 40% short-term, without regard to the holding periods of the contracts. However, in the case of positions classified as part of a "mixed straddle," the recognition of losses on certain positions (including options, futures and futures options positions, the related securities and certain successor positions thereto) may be deferred to a later taxable year. Sale of futures contracts or writing of call options (or futures call options) or buying put options (or futures put options) that are intended to hedge against a change in the value of securities held by a Fund (1) will affect the holding period of the hedged securities, and (2) may cause unrealized gain or loss on such securities to be recognized upon entry into the hedge.

        If a Fund were to enter into a short index future, short index futures option or short index option position and the Fund's portfolio were deemed to "mimic" the performance of the index underlying such contract, the option or futures contract position and the Fund's stock positions would be deemed to be positions in a mixed straddle, subject to the above-mentioned loss deferral rules.

----------
/3/ An equity option is defined to mean any option to buy or sell stock, and any other option the value of which is determined by reference to an index of stocks of the type that is ineligible to be traded on a commodity futures exchange (e.g., an option contract on a sub-index based on the price of nine hotel-casino stocks). The definition of equity option excludes options on broad-based stock indexes (such as the Standard & Poor's 500 Stock Index).

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        In order for a Fund to continue to qualify for federal income tax treatment as a regulated investment company, at least 90% of its gross income for a taxable year must be derived from qualifying income; i.e., dividends, interest, income derived from loans of securities, and gains from the sale of securities or foreign currencies, or other income (including but not limited to gains from options and futures contracts). Any net gain realized from futures (or futures options) contracts will be considered gain from the sale of securities and therefore be qualifying income for purposes of the 90% requirement.

Swap Agreements (Swaps, Caps, Collars and Floors)

                        The Funds may enter into interest rate swaps, currency swaps, and other types of swap agreements such as caps, collars, and floors. In a typical interest rate swap, one party agrees to make regular payments equal to a floating interest rate times a "notional principal amount," in return for payments equal to a fixed rate times the same amount, for a specified period of time. If a swap agreement provides for payments in different currencies, the parties might agree to exchange notional principal amount as well. Swaps may also depend on other prices or rates, such as the value of an index or mortgage prepayment rates. In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed upon level. An interest rate collar combines elements of buying a cap and selling a floor.

        Swap agreements will tend to shift a Fund's investment exposure from one type of investment to another. For example, if a Fund agreed to exchange payments in dollars for payments in foreign currency, the swap agreement would tend to decrease the Fund's exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates. Caps and floors have an effect similar to buying or writing options. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a Fund's investments and its share price and yield.

        Swap agreements are sophisticated hedging instruments that typically involve a small investment of cash relative to the magnitude of risks assumed. As a result, swaps can be highly volatile and may have a considerable impact on the Funds' performance. Swap agreements are subject to risks related to the counterparty's ability to perform, and may decline in value if the counterparty's creditworthiness deteriorates. The Funds may also suffer losses if they are unable to terminate outstanding swap agreements or reduce their exposure through offsetting transactions.

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Warrants

        Each Fund except Money Market Fund may invest in warrants; however, not more than 5% of a Fund's assets (at the time of purchase) will be invested in warrants, other than warrants acquired in units or attached to other securities. Warrants purchased must be listed on a national stock exchange or the Nasdaq system. Warrants are speculative in that they have no voting rights, pay no dividends, and have no right with respect to the assets of the corporation issuing them. Warrants basically are options to purchase equity securities at a specific price valid for a specific period of time. They do not represent ownership of the securities, but only the right to buy them. Warrants differ from call options in that warrants are issued by the issuer of the security that may be purchased on their exercise, whereas call options may be written or issued by anyone. The prices of warrants do not necessarily move parallel to the prices of the underlying securities.

Repurchase Agreements

        The Money Market Fund may enter into repurchase agreements. A repurchase agreement is a contract under which the fund acquires a security for a relatively short period subject to the obligation of the seller to repurchase and the fund to resell such security at a fixed time and price (representing the fund's cost plus interest). It is the fund's present intention to enter into repurchase agreements only with commercial banks and registered broker-dealers and only with respect to obligations of the U.S. government or its agencies or instrumentalities. Repurchase agreements may also be viewed as loans made by the fund which are collateralized by the securities subject to repurchase. The Columbia will monitor such transactions to determine that the value of the underlying securities is at least equal at all times to the total amount of the repurchase obligation, including the interest factor. If the seller defaults, the fund could realize a loss on the sale of the underlying security to the extent that the proceeds of sale including accrued interest are less than the resale price provided in the agreement including interest. In addition, if the seller should be involved in bankruptcy or insolvency proceedings, the fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the fund is treated as an unsecured creditor and required to return the underlying collateral to the seller's estate.

"WHEN-ISSUED" SECURITIES AND COMMITMENT AGREEMENTS

        Each Fund may purchase and sell securities on a when-issued and delayed-delivery basis.

        When-issued or delayed-delivery transactions arise when securities are purchased or sold by the Funds with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Funds at the time of entering into the transaction. However, yields available in the market when delivery takes place may be higher than the yields on securities to be delivered. When the Funds engage in when-issued and delayed-delivery transactions, the Funds rely on the buyer or seller, as the case may be, to consummate the sale. Failure to do so may result in the Funds missing the opportunity to obtain a price or yield considered to be advantageous. When-issued and delayed-delivery transactions may be expected to occur a month or more before delivery is due. However, no payment or

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delivery is made by the Funds until they receive payment or delivery from the other party to the transaction. A separate account of liquid assets equal to the value of such purchase commitments will be maintained with the Trust's custodian until payment is made and will not be available to meet redemption requests. When-issued and delayed-delivery agreements are subject to risks from changes in value based upon changes in the level of interest rates and other market factors, both before and after delivery. The Funds do not accrue any income on such securities prior to their delivery. To the extent a Fund engages in when-issued and delayed-delivery transactions, it will do so for the purpose of acquiring portfolio securities consistent with its investment objectives and policies and not for the purpose of investment leverage.

        Most Mortgage Pass-Through Certificates (especially FNMA and Non-Governmental Certificates), whether they represent interests in pools of fixed or adjustable interest rate mortgage loans, may be purchased pursuant to the terms of firm commitment or standby commitment agreements. Under the terms of these agreements, a Fund will bind itself to accept delivery of a Mortgage Pass-Through Certificate at some future settlement date (typically three to six months from the date of the commitment agreement) at a stated price. The standby commitment agreements create an additional risk for a Fund because the other party to the standby agreement generally will not be obligated to deliver the security, but the Fund will be obligated to accept it if delivered. Depending on market conditions (particularly on the demand for, and supply of, Mortgage Pass-Through Certificates), the Fund may receive a commitment fee for assuming this obligation. If prevailing market interest rates increase during the period between the date of the agreement and the settlement date, the other party can be expected to deliver the security and, in effect, pass any decline in value to the Fund. If the value of the security increases after the agreement is made, however, the other party is unlikely to deliver the security. In other words, a decrease in the value of the securities to be purchased under the terms of standby commitment agreements will likely result in the delivery of the security, and therefore such decrease will be reflected in the Fund's net asset value. However, any increase in the value of the securities to be purchased will likely result in the non-delivery of the security and, therefore, such increase will not affect the net asset value unless and until the Fund actually obtains the security.

RESTRICTED SECURITIES

        Restricted securities are acquired through private placement transactions, directly from the issuer or from security holders, generally at higher yields or on terms more favorable to investors than comparable publicly traded securities. Privately placed securities are not readily marketable and ordinarily can be sold only in privately negotiated transactions to a limited number of purchasers or in public offerings made pursuant to an effective registration statement under the Securities Act of 1933. Private or public sales of such securities by a Fund may involve significant delays and expense. Private sales require negotiations with one or more purchasers and generally produce less favorable prices than the sale of comparable unrestricted securities. Public sales generally involve the time and expense of preparing and processing a registration statement under the Securities Act of 1933 and may involve the payment of underwriting commissions; accordingly, the proceeds may be less than the proceeds from the sale of securities of the same class which are freely marketable.

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                                   APPENDIX B

                   Columbia Management Advisors, Inc. ("CMA")
                      Proxy Voting Policies and Procedures
                 Adopted July 1, 2003 and revised March 4, 2005

All proxies/4/ regarding client securities for which Columbia Management Advisors, Inc. ("CMA") has assumed authority to vote shall, unless CMA determines in accordance with policies stated below to abstain from voting, be voted in a manner considered by CMA to be in the best interest of CMA's clients, including the CMG Family Funds/5/ and their shareholders, without regard to any resulting benefit or detriment to CMA or its affiliates. The best interest of clients is defined for this purpose as the interest of enhancing or protecting the economic value of client accounts, considered as a group rather than individually, as CMA determines in its sole and absolute discretion. In the event a client believes that its other interests require a different vote, CMA shall vote as the client clearly instructs, provided CMA receives such instructions in time to act accordingly.

CMA endeavors to vote, in accordance with this Policy, all proxies of which it becomes aware, subject to the following exceptions (unless otherwise agreed) when CMA expects to routinely abstain from voting:

     1. Proxies will usually not be voted in cases where the security has been loaned from the Client's account.

     2. Proxies will usually not be voted in cases where CMA deems the costs to the Client and/or the administrative inconvenience of voting the security (e.g., some foreign securities) outweigh the benefit of doing so.

CMA seeks to avoid the occurrence of actual or apparent material conflicts of interest in the proxy voting process by voting in accordance with predetermined voting guidelines, as stated below. For those proxy proposals that require special consideration or in instances where special circumstances may require varying from the predetermined guidelines, the CMG Proxy Committee will determine the best interest of CMA's clients and vote accordingly, without consideration of any resulting benefit or detriment to CMA or its affiliates.

----------
/4/ The term "proxy" as used herein refers to consents, elections and authorizations solicited by any party with respect to securities of any sort.

/5/ A CMG Family Fund or a Fund is a registered investment company or series of a registered investment company managed or advised by Columbia Management Advisors, Inc.

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OVERVIEW:

CMA's policy is based upon its fiduciary obligation to act in its clients' best interest. Citing this obligation, the SEC has adopted rules pursuant to the Investment Advisers Act of 1940 and Investment Company Act of 1940 with respect to proxy voting.

PROCEDURE:

I. ACCOUNT POLICIES

Except as otherwise directed by the client, CMA shall vote as follows:

Separately Managed Accounts

CMA shall vote proxies on securities held in its separately managed accounts.

Columbia Trust Company (CTC) Trust Pools

CMA shall vote proxies on securities held in the trust pools.

CMG Family Funds/CMA Fund Trust

CMA shall vote proxies on securities held in the Funds, including multi-managed and subadvised Funds.

Columbia Private Portfolio

CMA shall vote proxies on securities held in its separately managed accounts.

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Alternative Investment Group

CMA's clients may invest in securities ("Alternative Investments") issued by alternative investment vehicles (i.e. hedge funds, private equity funds, and other alternative investment pools) that are structured as private limited partnerships ("LPs"), limited liability companies ("LLCs") or offshore corporations. Generally, CMA's Alternative Investment Group ("AIG") is the platform through which CMA provides advisory services relating to Alternative Investments.

The voting rights of Alternative Investments generally are rights of contract set forth in the limited liability company or limited partnership agreement, in the case of LLCs and LPs, or Memorandum and Articles of Association or By-laws, in the case of offshore corporations. Also, as privately placed securities, Alternative Investments generally are not subject to the regulatory scheme applicable to public companies. Consequently, in most cases, proxies are not solicited regarding Alternative Investment vehicles. Instead, consents may be solicited from members, limited partners or shareholders.

Because of the unique characteristics of Alternative Investments, CMA has a tailored process for voting Alternative Investment proxies and consents.

Process

AIG will vote all Alternative Investment proxies and consents in accordance with this Policy. The committee voting AIG proxies consists of AIG senior management, investment and operations professionals. Conflicts of interest are to be monitored and resolved as set forth in this Policy.

II. PROXY COMMITTEE

CMA shall establish a Proxy Committee whose standing members shall include the head of core equity, head of value, head of growth, head of income strategies, head of equity research and head of fixed income research. Each standing member may designate a senior portfolio manager or a senior analyst officer to act as a substitute in a given matter on their behalf.

The Proxy Committee's functions shall include, in part,

     (a) direction of the vote on proposals where there has been a recommendation to the Committee, pursuant to Section IV.B, not to vote according to the predetermined Voting Guidelines stated in Section IV.A or on proposals which require special, individual consideration in accordance with Section IV.C;

     (b) review at least annually of this Proxy Voting Policy and Procedure to ensure consistency with internal policies, client disclosures and regulatory requirements;

     (c) review at least annually of existing Voting Guidelines and need for development of additional Voting Guidelines to assist in the review of proxy proposals; and

     (d) development and modification of Voting Procedures, as stated in Section V, as it deems appropriate or necessary.

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The Proxy Committee shall establish a charter, which shall set forth the
Committee's purpose, membership and operation. The Committee's charter shall be consistent, in all material respects, with this policy and procedure.

III. CONFLICTS OF INTEREST

With Other Bank of America Businesses
Bank of America Corporation ("BAC"), the ultimate corporate parent of CMA, Bank of America, N.A. and all of their numerous affiliates owns, operates and has interests in many lines of business that may create or give rise to the appearance of a conflict of interest between BAC or its affiliates and those of Firm-advised clients. For example, the commercial and investment banking business lines may have interests with respect to issuers of voting securities that could appear to or even actually conflict with CMA's duty, in the proxy voting process, to act in the best economic interest of its clients.

Within CMA
Conflicts of interest may also arise from the business activities of CMA. For example, CMA might manage (or be seeking to manage) the assets of a benefit plan for an issuer. CMA may also be presented with an actual or apparent conflict of interest where proxies of securities issued by BAC or a CMG Family Fund, for which CMA serves as investment adviser, are to be voted for a client's account.

Management of Conflicts
CMA's policy is to always vote proxies in the best interest of its clients, as a whole, without regard to its own self-interest or that of its affiliates. BAC as well as CMA has various compliance policies and procedures in place in order to address any material conflicts of interest that might arise in this context.

     1. BAC's enterprise-wide Code of Ethics specifically prohibits the flow of certain business-related information between associates on the commercial and/or investment banking side of the corporation and associates charged with trust or (as in the case of BACAP associates) non-trust fiduciary responsibilities, including investment decision-making and proxy voting.

     2. In addition, BAC has adopted "Global Policies and Procedures Regarding Information Walls and Inside Information." Pursuant to these policies and procedures, "information barriers" have been established between various BAC business lines designed to prohibit the passage of certain information across those barriers.

     3. Within CMA, CMA's Code of Ethics affirmatively requires that associates of CMA act in a manner whereby no actual or apparent conflict of interest may be seen as arising between the associate's interests and those of CMA's Clients.

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     4.   By assuming his or her responsibilities pursuant to this Policy, each member of the Proxy Committee and any CMA or BAC associate advising or acting under the supervision or oversight of the Proxy Committee undertakes:

          . To disclose to the chairperson of the Proxy Committee and the chairperson to the head of CMG Compliance any actual or apparent personal material conflicts of interest which he or she may have (e.g., by way of substantial ownership of securities, relationships with nominees for directorship, members of an issuer's or dissident's management or otherwise) in determining whether or how CMA shall vote proxies. In the event the chairperson of the Proxy Committee has a conflict of interest regarding a given matter, he or she shall abstain from participating in the Committee's determination of whether and/or how to vote in the matter; and

          . To refrain from taking into consideration, in the decision as to whether or how CMA shall vote proxies:

                    . The existence of any current or prospective material business relationship between CMA, BAC or any of their affiliates, on one hand, and any party (or its affiliates) that is soliciting or is otherwise interested in the proxies to be voted, on the other hand; and/or

                    . Any direct, indirect or perceived influence or attempt to influence such action which the member or associate views as being inconsistent with the purpose or provisions of this Policy or the Code of Ethics of CMA or BAC.

Where a material conflict of interest is determined to have arisen in the proxy voting process that may not be adequately mitigated by voting in accordance with the predetermined Voting Guidelines, CMA's policy is to invoke one or more of the following conflict management procedures:

     1. Convene the Proxy Committee for the purpose of voting the affected proxies in a manner that is free of the conflict.

     2. Causing the proxies to be voted in accordance with the recommendations of a qualified, independent third party, which may include CMA's proxy voting agent.

     3. In unusual cases, with the Client's consent and upon ample notice, forwarding the proxies to CMA's clients so that they may vote the proxies directly.

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IV. VOTING GUIDELINES

A. The Proxy Committee has adopted the following guidelines for voting proxies:

1. Matters Relating to the Board of Directors/Corporate Governance

CMA generally will vote FOR:

     . Proposals for the election of directors or for an increase or decrease in the number of directors, provided that no more than one-third of the Board of Directors would, presently or at any time during the previous three-year period, be from management.

          However, CMA generally will WITHHOLD votes from pertinent director nominees if:

                (i) the board as proposed to be constituted would have more than one-third of its members from management;

                (ii) the board does not have audit, nominating, and compensation committees composed solely of directors who qualify as being regarded as "independent," i.e. having no material relationship, directly or indirectly, with the Company, as CMA's proxy voting agent may determine (subject to the Proxy Committee's contrary determination of independence or non-independence);

                (iii) the nominee, as a member of the audit committee, permitted the company to incur excessive non-audit fees (as defined below regarding other business matters -- ratification of the appointment of auditors);

                (iv) a director serves on more than six public company boards;

                (v) the CEO serves on more than two public company boards other than the company's board.

          On a CASE-BY-CASE basis, CMA may WITHHOLD votes for a director nominee who has failed to observe good corporate governance practices or, through specific corporate action or inaction (e.g. failing to implement policies for which a majority of shareholders has previously cast votes in favor), has demonstrated a disregard for the interests of shareholders.

     . Proposals requesting that the board audit, compensation and/or nominating committee be composed solely of independent directors. The Audit Committee must satisfy the independence and experience requirements established by the Securities and Exchange Commission ("SEC") and the New York Stock Exchange, or appropriate local requirements for foreign securities. At least one member of the Audit Committee must qualify as a "financial expert" in accordance with SEC rules.

     . Proposals to declassify a board, absent special circumstances that would indicate that shareholder interests are better served by a classified board structure.

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


CMA generally will vote FOR:

     . Proposals to create or eliminate positions or titles for senior management. CMA generally prefers that the role of Chairman of the Board and CEO be held by different persons unless there are compelling reasons to vote AGAINST a proposal to separate these positions, such as the existence of a counter-balancing governance structure that includes at least the following elements in addition to applicable listing standards:
               .    Established governance standards and guidelines.
               .    Full board composed of not less than two-thirds
                    "independent" directors, as defined by applicable regulatory and listing standards.
               .    Compensation, as well as audit and nominating (or corporate governance) committees composed entirely of independent directors.
               .    A designated or rotating presiding independent director
                    appointed by and from the independent directors with the authority and responsibility to call and preside at regularly and, as necessary, specially scheduled meetings of the independent directors to be conducted, unless the participating independent directors otherwise wish, in executive session with no members of management present.
               .    Disclosed processes for communicating with any individual
                    director, the presiding independent director (or, alternatively, all of the independent directors, as a group) and the entire board of directors, as a group.
               .    The pertinent class of the Company's voting securities has out-performed, on a three-year basis, both an appropriate peer group and benchmark index, as indicated in the performance summary table of the Company's proxy materials.
                    This requirement shall not apply if there has been a change in the Chairman/CEO position within the three-year period.

     . Proposals that grant or restore shareholder ability to remove directors with or without cause.

     . Proposals to permit shareholders to elect directors to fill board vacancies.

     . Proposals that encourage directors to own a minimum amount of company stock.

     .    Proposals to provide or to restore shareholder appraisal rights.

     .    Proposals to adopt cumulative voting.

     .    Proposals for the company to adopt confidential voting.

CMA generally will vote AGAINST:

     . Proposals to classify boards, absent special circumstances indicating that shareholder interests would be better served by a classified board structure.

     . Proposals that give management the ability to alter the size of the board without shareholder approval.

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     .    Proposals that provide directors may be removed only by supermajority vote.

     .    Proposals to eliminate cumulative voting.

     . Proposals which allow more than one vote per share in the election of directors.

     . Proposals that provide that only continuing directors may elect replacements to fill board vacancies.

     . Proposals that mandate a minimum amount of company stock that directors must own.

     .    Proposals to limit the tenure of non-management directors.

CMA will vote on a CASE-BY-CASE basis in contested elections of directors.

CMA generally will vote on a CASE-BY-CASE basis on board approved proposals relating to corporate governance. Such proposals include, but are not limited to:

     . Director and officer indemnification and liability protection. CMA is opposed to entirely eliminating directors' and officers' liability for monetary damages for violating the duty of care. CMA is also opposed to expanding coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness. CMA supports proposals which provide such expanded coverage in cases when a director's or officer's legal defense was unsuccessful if: (i) the director was found to have acted in good faith and in a manner that he/she reasonably believed was in the best interests of the company, AND (ii) if the director's legal expenses would be covered.

     . Reimbursement of proxy solicitation expenses taking into consideration whether or not CMA was in favor of the dissidents.

     . Proxy contest advance notice. CMA generally will vote FOR proposals that allow shareholders to submit proposals as close to the meeting date as possible while allowing for sufficient time for Company response, SEC review, and analysis by other shareholders.

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2. Compensation

CMA generally will vote FOR management sponsored compensation plans (such as bonus plans, incentive plans, stock option plans, pension and retirement benefits, stock purchase plans or thrift plans) if they are consistent with industry and country standards. However, CMA generally is opposed to compensation plans that substantially dilute ownership interest in a company, provide participants with excessive awards, or have objectionable structural features. Specifically, for equity-based plans, if the proposed number of shares authorized for option programs (excluding authorized shares for expired options) exceeds an average of 10% of the currently outstanding shares over the previous three years or an average of 3% over the previous three years for directors only, the proposal should be referred to the Proxy Committee. The Committee will then consider the circumstances surrounding the issue and vote in the best interest of CMA's clients. CMA requires that management provide substantial justification for the repricing of options.

CMA generally will vote FOR:

     . Proposals requiring that executive severance arrangements be submitted for shareholder ratification.

     .    Proposals asking a company to expense stock options.

     .    Proposals to put option repricings to a shareholder vote.

     . Employee stock purchase plans that have the following features: (i) the shares purchased under the plan are acquired for no less than 85% of their market value, (ii) the offering period under the plan is 27 months or less, and (iii) dilution is 10% or less.

CMA generally will vote AGAINST:

     . Stock option plans that permit issuance of options with an exercise price below the stock's current market price, or that permit replacing or repricing of out-of-the money options.

     . Proposals to authorize the replacement or repricing of out-of-the money options.

CMA will vote on a CASE-BY-CASE basis proposals regarding approval of specific executive severance arrangements.

3. Capitalization

CMA generally will vote FOR:

     . Proposals to increase the authorized shares for stock dividends, stock splits (and reverse stock splits) or general issuance, unless proposed as an anti-takeover measure or a general issuance proposal increases the authorization by more than 30% without a clear need presented by the company. Proposals for reverse stock splits should include an overall reduction in authorization.

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          For companies recognizing preemptive rights for existing shareholders,
          CMA generally will vote FOR general issuance proposals that increase the authorized shares by more than 30%. CMA will vote on a CASE-BY-CASE basis all such proposals by companies that do not recognize preemptive rights for existing shareholders.

     . Proposals for the elimination of authorized but unissued shares or retirement of those shares purchased for sinking fund or treasury stock.

     . Proposals to institute/renew open market share repurchase plans in which all shareholders may participate on equal terms.

     . Proposals to reduce or change the par value of common stock, provided the number of shares is also changed in order to keep the capital unchanged.

4. Mergers, Restructurings and Other Transactions

CMA will review, on a CASE-BY-CASE basis, business transactions such as mergers, acquisitions, reorganizations, liquidations, spinoffs, buyouts and sale of all or substantially all of a company's assets.

5. Anti-Takeover Measures

CMA generally will vote AGAINST proposals intended largely to avoid acquisition prior to the occurrence of an actual event or to discourage acquisition by creating a cost constraint. With respect to the following measures, CMA generally will vote as follows:

Poison Pills

     . CMA votes FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification.

     . CMA generally votes FOR shareholder proposals to eliminate a poison pill.

     . CMA generally votes AGAINST management proposals to ratify a poison pill.

Greenmail

     . CMA will vote FOR proposals to adopt anti-greenmail charter or bylaw amendments or to otherwise restrict a company's ability to make greenmail payments.

Supermajority vote

     . CMA will vote AGAINST board-approved proposals to adopt anti-takeover measures such as supermajority voting provisions, issuance of blank check preferred stock, the creation of a separate class of stock with disparate voting rights and charter amendments adopting control share acquisition provisions.

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Control Share Acquisition Provisions

     . CMA will vote FOR proposals to opt out of control share acquisition statutes.

6. Other Business Matters

CMA generally will vote FOR:

     . Proposals to approve routine business matters such as changing the company's name and procedural matters relating to the shareholder meeting such as approving the minutes of a prior meeting.

     . Proposals to ratify the appointment of auditors, unless any of the following apply in which case CMA will generally vote AGAINST the proposal:
               . Credible reason exists to question:
                        . The auditor's independence, as determined by applicable regulatory requirements.
                        . The accuracy or reliability of the auditor's opinion as to the company's financial position.
               . Fees paid to the auditor or its affiliates for "non-audit" services were excessive, i.e., in excess of the total fees paid for "audit," "audit-related" and "tax compliance" and/or "tax return preparation" services, as disclosed in the company's proxy materials.

     . Bylaw or charter changes that are of a housekeeping nature (e.g., updates or corrections).

     . Proposals to approve the annual reports and accounts provided the certifications required by the Sarbanes Oxley Act of 2002 have been provided.

CMA generally will vote AGAINST:

     . Proposals to eliminate the right of shareholders to act by written consent or call special meetings.

     . Proposals providing management with authority to adjourn an annual or special shareholder meeting absent compelling reasons, or to adopt, amend or repeal bylaws without shareholder approval, or to vote unmarked proxies in favor of management.

     . Shareholder proposals to change the date, time or location of the company's annual meeting of shareholders.

CMA will vote AGAINST:

     . Authorization to transact other unidentified substantive (as opposed to procedural) business at a meeting.

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CMA will vote on a CASE-BY-CASE basis:

     . Proposals to change the location of the company's state of incorporation. CMA considers whether financial benefits (e.g., reduced fees or taxes) likely to accrue to the company as a result of a reincorporation or other change of domicile outweigh any accompanying material diminution of shareholder rights.

     . Proposals on whether and how to vote on "bundled" or otherwise conditioned proposals, depending on the overall economic effects upon shareholders.

CMA generally will ABSTAIN from voting on shareholder proposals predominantly involving social, socio-economic, environmental, political or other similar matters on the basis that their impact on share value can rarely be anticipated with any high degree of confidence. CMA may, on a CASE-BY-CASE basis, vote:

     . FOR proposals seeking inquiry and reporting with respect to, rather than cessation or affirmative implementation of, specific policies where the pertinent issue warrants separate communication to shareholders; and

     . FOR or AGAINST the latter sort of proposal in light of the relative benefits and detriments (e.g. distraction, costs, other burdens) to share value which may be expected to flow from passage of the proposal.

7. Other Matters Relating to Foreign Issues
CMA generally will vote FOR:
     . Most stock (scrip) dividend proposals. CMA votes AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

     . Proposals to capitalize the company's reserves for bonus issues of shares or to increase the par value of shares.

     . Proposals to approve control and profit transfer agreements between a parent and its subsidiaries.

     . Management proposals seeking the discharge of management and supervisory board members, unless there is concern about the past actions of the company's auditors/directors and/or legal action is being taken against the board by other shareholders.

     . Management proposals concerning allocation of income and the distribution of dividends, unless the dividend payout ratio has been consistently below 30 percent without adequate explanation or the payout is excessive given the company's financial position.

     . Proposals for the adoption of financing plans if they are in the best economic interests of shareholders.

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8. Investment Company Matters

Election of Directors:

CMA will vote on a CASE-BY-CASE basis proposals for the election of directors, considering the following factors:
     .    Board structure
     .    Attendance at board and committee meetings.

CMA will WITHHOLD votes from directors who:
     . Attend less than 75 percent of the board and committee meetings without a valid excuse for the absences. Valid reasons include illness or absence due to company business. Participation via telephone is acceptable. In addition, if the director missed only one meeting or one day's meetings, votes should not be withheld even if such absence dropped the director's attendance below 75 percent.
     . Ignore a shareholder proposal that is approved by a majority of shares outstanding;
     . Ignore a shareholder proposal this is approved by a majority of the votes cast for two consecutive years;
     .    Are interested directors and sit on the audit or nominating committee;
          or
     . Are interested directors and the full board serves as the audit or nominating committee or the company does not have one of these committees.

Proxy Contests:

CMA will vote on a CASE-BY-CASE basis proposals for proxy contests, considering the following factors:
     .    Past performance relative to its peers
     .    Market in which fund invests
     . Measures taken by the board to address the pertinent issues (e.g., closed-end fund share market value discount to NAV)
     .    Past shareholder activism, board activity and votes on related proposals
     .    Strategy of the incumbents versus the dissidents
     .    Independence of incumbent directors; director nominees
     .    Experience and skills of director nominees
     .    Governance profile of the company
     .    Evidence of management entrenchment
Converting Closed-end Fund to Open-end Fund:

CMA will vote conversion proposals on a CASE-BY-CASE basis, considering the following factors:
     .    Past performance as a closed-end fund
     .    Market in which the fund invests
     .    Measures taken by the board to address the discount
     . Past shareholder activism, board activity, and votes on related proposals.

Investment Advisory Agreements:

CMA will vote investment advisory agreements on a CASE-BY-CASE basis, considering the following factors:
     .    Proposed and current fee schedules
     .    Fund category/investment objective
     .    Performance benchmarks
     .    Share price performance as compared with peers
     .    Resulting fees relative to peers
     .    Assignments (where the adviser undergoes a change of control)
Approving New Classes or Series of Shares:

CMA will vote FOR the establishment of new classes or series of shares.

Preferred Stock Proposals:

CMA will vote on a CASE-BY-CASE basis proposals for the authorization for or increase in the preferred shares, considering the following factors:
     .    Stated specific financing purpose
     .    Possible dilution for common shares
     .    Whether the shares can be used for antitakover purposes

Policies Addressed by the Investment Company Act of 1940 ("1940 Act"):

CMA will vote proposals regarding adoption or changes of policies addressed by the 1940 Act on a CASE-BY-CASE basis, considering the following factors:
     .    Potential competitiveness
     .    Regulatory developments
     .    Current and potential returns
     .    Current and potential risk
CMA generally will vote FOR these amendments as long as the proposed changes do not fundamentally alter the investment focus of the fund and do comply with current SEC interpretations.

Changing a Fundamental Restriction to a Non-fundamental Restriction:

CMA will vote on a CASE-BY-CASE basis proposals to change a fundamental restriction to a nonfundamental restriction, considering the following factors:
     .    Fund's target investments
     .    Reasons given by the fund for the change
     .    Projected impact of the change on the portfolio

Change Fundamental Investment Objective to Non-fundamental:

CMA will vote AGAINST proposals to change a fund's investment objective from fundamental to non-fundamental unless management acknowledges meaningful limitations upon its future requested ability to change the objective

Name Change Proposals:

CMA will vote on a CASE-BY-CASE basis proposals to change a fund's name, considering the following factors:
     .    Political/economic changes in the target market
     .    Consolidation in the target market
     .    Current asset composition

Change in Fund's Subclassification:

CMA will vote on a CASE-BY-CASE basis proposals to change a fund's subclassification, considering the following factors:
     .    Potential competitiveness
     .    Current and potential returns
     .    Risk of concentration
     .    Consolidation in target industry

Disposition of Assets/Termination/Liquidation:

CMA will vote on a CASE-BY-CASE basis these proposals, considering the following factors:
     .    Strategies employed to salvage the company
     .    Past performance of the fund
     .    Terms of the liquidation Changes to the Charter Document:

CMA will vote on a CASE-BY-CASE basis proposals to change the charter document, considering the following factors:
     .    The degree of change implied by the proposal
     .    The efficiencies that could result
     .    The state of incorporation; net effect on shareholder rights
     .    Regulatory standards and implications

CMA will vote FOR:
     . Proposals allowing the Board to impose, without shareholder approval, fees payable upon redemption of fund shares, provided imposition of such fees is likely to benefit long-term fund investors (e.g., by deterring market timing activity by other fund investors)
     . Proposals enabling the Board to amend, without shareholder approval, the fund's management agreement(s) with its investment adviser(s) or sub-advisers, provided the amendment is not required by applicable law (including the Investment Company Act of 1940) or interpretations thereunder to require such approval

CMA  will vote AGAINST:
     .    Proposals enabling the Board to:
          .    Change, without shareholder approval the domicile of the fund
          .    Adopt, without shareholder approval, material amendments of the fund's declaration of trust or other organizational document

Changing the Domicile of a Fund:

CMA will vote on a CASE-BY-CASE basis proposals to reincorporate, considering the following factors:
     .    Regulations of both states
     .    Required fundamental policies of both states
     .    The increased flexibility available

Authorizing the Board to Hire and Terminate Subadvisors Without Shareholder
Approval:

CMA will vote FOR proposals to enable the Board or Investment Adviser to hire and terminate sub-advisers, without shareholder approval, in accordance with applicable rules or exemptive orders under the Investment Company Act of 1940

Distribution Agreements:

CMA will vote these proposals on a CASE-BY-CASE basis, considering the following factors:
     .    Fees charged to comparably sized funds with similar objectives
     .    The proposed distributor's reputation and past performance
     .    The competitiveness of the fund in the industry
     .    Terms of the agreement

Master-Feeder Structure:

CMA will vote FOR the establishment of a master-feeder structure.

Mergers:

CMA will vote merger proposals on a CASE-BY-CASE basis, considering the following factors:
     .    Resulting fee structure
     .    Performance of both funds
     .    Continuity of management personnel
     .    Changes in corporate governance and their impact on shareholder rights

Shareholder Proposals to Establish Director Ownership Requirement:

CMA will generally vote AGAINST shareholder proposals that mandate a specific minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While CMA favors stockownership on the part of directors, the company should determine the appropriate ownership requirement.

Shareholder Proposals to Reimburse Shareholder for Expenses Incurred:

CMA will vote on a CASE-BY-CASE basis proposals to reimburse proxy solicitation expenses.

Shareholder Proposals to Terminate the Investment Adviser:

CMA will vote on a CASE-BY-CASE basis proposals to terminate the investment adviser, considering the following factors:
     .    Performance of the fund's NAV
     .    The fund's history of shareholder relations
     .    The performance of other funds under the adviser's management

9. Alternative Investment Group ("AIG") Matters

The AIG Proxy Sub-Committee generally will vote in accordance with the guidelines set forth in this policy. With respect to matters that are not addressed by the guidelines, the AIG Proxy Sub-Committee will vote each such matter on a CASE-BY-CASE basis.

B. Ability to Vote Proxies Other than as Provided in A Above.

A Portfolio Manager, sub-adviser or other party involved with a client's account may conclude that the best interest of the firm's client, as defined above, requires that a proxy be voted in a manner that differs from the predetermined proxy Voting Guidelines stated in Section IV.A. In this situation, he or she shall request that the Proxy Committee consider voting the proxy other than according such Guidelines. If any person, group, or entity requests the Proxy Committee (or any of its members) vote a proxy other than according to the predetermined Voting Guidelines, that person shall furnish to the Proxy Committee a written explanation of the reasons for the request and a description of the person's, group's, or entity's relationship, if any, with the parties proposing and/or opposing the matter's adoption.

C. Proposals Requiring Special Consideration

The following proposals require special, individual consideration. The Proxy Committee will determine how proxies related to all such proposals will be voted.

               1. New Proposals. For each new type of proposal that is expected to be proposed to shareholders of multiple companies, the Proxy Committee will develop a Voting Guideline which will be incorporated into this Policy.

               2. Accounts Adhering to Taft Hartley Principles. All proposals for these accounts shall be voted according to the Taft Hartley Guidelines developed by Institutional Shareholder Services, Inc. ("ISS").

               3. Accounts Adhering to Socially Responsible Principles. All proposals for these accounts shall be voted according to the Socially Responsible Guidelines developed by ISS or as specified by the client.

               4. Proxies of International Issuers which Block Securities Sales between the Time a Shareholder submits a Proxy and the Vote. Proposals for these securities shall be voted only on the specific instruction of the Proxy Committee and to the extent practicable in accordance with the Voting Guidelines set forth in this Policy.

               5. Proxies of Investment Company Shares. Proposals on issues other than those specified in Section IV.A.

               6. Executive/Director Compensation. Except as provided in Section IV.A, proposals relating to compensation of any executive or director will be voted as recommended by ISS or as otherwise directed by the Proxy Committee.

               7. Preemptive Rights. Proposals to create or eliminate shareholder preemptive rights. In evaluating these proposals the Proxy Committee will consider the size of the company and the nature of its shareholder base.

V. VOTING PROCEDURES

The Proxy Committee has developed the following procedures to aid the voting of proxies according to the Voting Guidelines set forth in Section IV above. The Proxy Committee may revise these procedures from time to time, as it deems necessary or appropriate to effect the purposes of this Policy.

     . CMA shall use an independent, third-party vendor (currently Institutional Shareholder Services ("ISS")), to implement its proxy voting process as CMAs proxy voting agent. This retention is subject to CMA continuously assessing the vendor's independence from CMA and its affiliates, and the vendor's ability to perform its responsibilities (and, especially, its responsibility to vote client proxies in accordance with CMA's proxy voting guidelines) free of any actual, potential or apparent material conflicts of interests that may arise between the interests of the vendor, its affiliates, the vendor's other clients and the owners, officers or employees of any such firm, on the one hand, and CMA's clients, on the other hand. As means of performing this assessment, CMA will require various reports and notices from the vendor, as well as periodic audits of the vendor's voting record and other due diligence.

     . ISS shall provide proxy analysis and record keeping services in addition to voting proxies on behalf of CMA in accordance with this Policy.

     . On a daily basis CMA shall send to ISS a holdings file detailing each equity holding held in all accounts over which CMA has voting authority. Information regarding equity holdings for international portfolio shall be sent weekly.

     . ISS shall receive proxy material information from Proxy Edge or the custodian bank for the account. This shall include issues to be voted upon, together with a breakdown of holdings for CMA accounts. ISS shall then reconcile information it receives from CMA with that it has received from Proxy Edge and custodian banks. Any discrepancies shall be promptly noted and resolved by ISS, with notice to CMA.

     . Whenever a vote is solicited, ISS shall execute the vote according to CMA's Voting Guidelines previously delivered by CMA to ISS as set forth in Section IV.A.

          . If ISS is not sure how to vote a particular proxy, then ISS will issue a request for voting instructions to CMA over a secure website. CMA personnel shall check this website regularly. The request shall be accompanied by a recommended vote. The recommended vote shall be based upon CMA's understanding of the Voting Guidelines previously delivered to ISS. CMA shall promptly provide ISS with any amendments or modifications to the Voting Guidelines if necessary. CMA shall return a final instruction to vote to ISS, which ISS shall record with Proxy Edge or the custodian bank as our agent.

          . Each time that ISS shall send CMA a request to vote the request shall be accompanied by the recommended vote determined in accordance with CMA's Voting Guidelines. ISS shall vote as indicated in the request unless the client has reserved discretion, the Proxy Committee determines that the best interest of clients requires another vote or the proposal is a matter as to which the Proxy Committee affords special, individual consideration under Section IV.C. In such situations ISS shall vote based on the direction of the client or the Proxy Committee, as the case may be. The interests of CMA's Taft Hartley or Socially Responsible clients may impact a proposal that normally should be voted in a certain way. ISS shall inform CMA of all proposals having impact on its Taft Hartley and or Socially Responsible clients. The Proxy Voting Committee shall be consulted before a vote is placed in cases where Taft Hartley or Socially Responsible issues are presented.

          . ISS shall have procedures in place to ensure that a vote is cast on every security holding maintained by CMA on which a vote is solicited unless otherwise directed by the Proxy Committee. On a yearly basis, or as required by our clients CMA shall receive a report from ISS detailing CMA's voting for the previous period.

VI. AVAILABILITY OF PROXY POLICY AND VOTING RECORD

A summary disclosure regarding the provisions of this Policy is available in CMA's Form ADV. Upon receipt of a Client's request for more information, CMA will provide to the Client a copy of this Policy and/or how CMA voted proxies for the Client pursuant to this Policy for up to a one-year period.

                 LIBERTY ASSET ALLOCATION FUND, VARIABLE SERIES

              SUPPLEMENT TO THE STATEMENT OF ADDITIONAL INFORMATION
                                DATED MAY 1, 2005

1. The following is added to the table "Other Accounts Managed by Portfolio Managers" under the section MORE FACTS ABOUT THE TRUST; PORTFOLIO
        MANAGERS:

---------------------------------------------------------------------------------------------------------------
                                     Other
                            SEC-registered open-end     Other pooled investment
      Portfolio Manager      and closed-end funds               vehicles                    Other accounts
---------------------------------------------------------------------------------------------------------------
                            Number of                  Number of                    Number of
                            accounts       Assets      accounts        Assets       accounts          Assets
---------------------------------------------------------------------------------------------------------------
Vikram J. Kuriyan, PhD/1/      12      $7.237billion      11        $1.0 billion        15         $1.4 billion

---------------------------------------------------------------------------------------------------------------
John Wilson/2/                  7      $2.089billion       1        $329 million        15         $46 million

---------------------------------------------------------------------------------------------------------------
Karen Wurdack/3/                2*      $1.1 billion       0            N/A              4           $210,000
---------------------------------------------------------------------------------------------------------------

/1/ Information for Dr. Kuriyan, who began managing the Fund after its fiscal year end, is provided as of May 31, 2005.
/2/ Information for Mr. Wilson, who began managing the Fund after its fiscal year end, is provided as of August 1, 2005.
/3/ Information for Ms. Wurdack, who began managing the Fund after its fiscal year end, is provided as of July 31, 2005.
* Includes two registered investment companies totaling $1.1 billion in assets having advisory fees based on performance.

2. The following is added to the table "Ownership of Securities" under the section MORE FACTS ABOUT THE TRUST; PORTFOLIO MANAGERS:

--------------------------------------------------------------------------------
                                        Dollar Range of Equity Securities in the
        Portfolio Manager                       Fund Beneficially Owned
--------------------------------------------------------------------------------
Vikram J. Kuriyan, PhD                                    $ 0
--------------------------------------------------------------------------------
John Wilson                                               $ 0
--------------------------------------------------------------------------------
Karen Wurdack                                             $ 0
--------------------------------------------------------------------------------

3. The following is added to the table "Compensation" under the section MORE FACTS ABOUT THE TRUST; PORTFOLIO MANAGERS:

--------------------------------------------------------------------------------------------------
    Portfolio Manager            Performance Benchmarks                     Peer Group
--------------------------------------------------------------------------------------------------
Vikram J. Kuriyan, PhD                S&P 500 Index               Morningstar Moderate Allocation
                                           and                                Category
                               Lehman Aggregate Bond Index
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
John Wilson                           S&P 500 Index               Morningstar Moderate Allocation
                                           and                                Category
                               Lehman Aggregate Bond Index
--------------------------------------------------------------------------------------------------
Karen Wurdack                         S&P 500 Index               Morningstar Moderate Allocation
                                           and                                Category
                               Lehman Aggregate Bond Index
--------------------------------------------------------------------------------------------------

                                                                 August 19, 2005

                 LIBERTY ASSET ALLOCATION FUND, VARIABLE SERIES

              SUPPLEMENT TO THE STATEMENT OF ADDITIONAL INFORMATION
                                DATED MAY 1, 2005

1. Effective September 30, 2005, Mr. Steven R. Lilly will be leaving Columbia Management.

2. The information regarding Brian J. Cunningham, Gregory M. Miller and Richard Dahlberg in the table "Other Accounts Managed by Portfolio Managers" under the section MORE FACTS ABOUT THE TRUST; PORTFOLIO MANAGERS is deleted in its entirety.

3. The following is added to the table "Other Accounts Managed by Portfolio Managers" under the section MORE FACTS ABOUT THE TRUST; PORTFOLIO
        MANAGERS:

---------------------------------------------------------------------------------------------------------------
                                     Other
                            SEC-registered open-end     Other pooled investment
      Portfolio Manager      and closed-end funds               vehicles                    Other accounts
---------------------------------------------------------------------------------------------------------------
                            Number of                  Number of                    Number of
                            accounts       Assets*      accounts       Assets*      accounts          Assets*
---------------------------------------------------------------------------------------------------------------
Lori J. Ensinger               12       $6.4 billion     1         $85.4 million       2,787      $2.6 billion
---------------------------------------------------------------------------------------------------------------
David I. Hoffman               12       $6.4 billion     1         $85.4 million       2,792      $2.6 billion
---------------------------------------------------------------------------------------------------------------
Noah J. Petrucci               12       $6.4 billion     1         $85.4 million       2,778      $2.6 billion
---------------------------------------------------------------------------------------------------------------
Diane L. Sobin                 12       $6.4 billion     1         $85.4 million       2,783      $2.6 billion
---------------------------------------------------------------------------------------------------------------

* Dollar amounts given as of June 30, 2005.

4. The information regarding Brian J. Cunningham, Gregory M. Miller and Richard Dahlberg in the table "Ownership of Securities" under the section MORE FACTS ABOUT THE TRUST; PORTFOLIO MANAGERS is deleted in its entirety.

5. The following is added to the table "Ownership of Securities" under the section MORE FACTS ABOUT THE TRUST; PORTFOLIO MANAGERS:

--------------------------------------------------------------------------------
                                        Dollar Range of Equity Securities in the
        Portfolio Manager                       Fund Beneficially Owned
--------------------------------------------------------------------------------
Lori J. Ensinger                                          $ 0
--------------------------------------------------------------------------------
David I. Hoffman                                          $ 0
--------------------------------------------------------------------------------
Noah J. Petrucci                                          $ 0
--------------------------------------------------------------------------------
Diane L. Sobin                                            $ 0
--------------------------------------------------------------------------------

6. The information regarding Brian J. Cunningham, Gregory M. Miller and Richard Dahlberg in the table "Compensation" under the section MORE FACTS ABOUT THE TRUST; PORTFOLIO MANAGERS is deleted in its entirety.

7. The following is added to the table "Compensation" under the section MORE FACTS ABOUT THE TRUST; PORTFOLIO MANAGERS:

--------------------------------------------------------------------------------------------------
    Portfolio Manager            Performance Benchmarks                     Peer Group
--------------------------------------------------------------------------------------------------
Lori J. Ensinger                      S&P 500 Index               Morningstar Moderate Allocation
                                           and                                Category
                               Lehman Aggregate Bond Index
--------------------------------------------------------------------------------------------------
David I. Hoffman                      S&P 500 Index               Morningstar Moderate Allocation
                                           and                                Category
                               Lehman Aggregate Bond Index
--------------------------------------------------------------------------------------------------
Noah J. Petrucci                      S&P 500 Index               Morningstar Moderate Allocation
                                           and                                Category
                               Lehman Aggregate Bond Index
--------------------------------------------------------------------------------------------------
Diane L. Sobin                        S&P 500 Index               Morningstar Moderate Allocation
                                           and                                Category
                               Lehman Aggregate Bond Index
--------------------------------------------------------------------------------------------------

                                                               September 2, 2005

                 LIBERTY ASSET ALLOCATION FUND, VARIABLE SERIES

              SUPPLEMENT TO THE STATEMENT OF ADDITIONAL INFORMATION
                                DATED MAY 1, 2005

        All references to Jeffrey L. Rippey are deleted from the section MORE FACTS ABOUT THE TRUST; PORTFOLIO MANAGERS.

The following is added to the table "Other Accounts Managed by Portfolio Managers" under the section MORE FACTS ABOUT THE TRUST; PORTFOLIO MANAGERS:

---------------------------------------------------------------------------------------------------------------
                                     Other
                            SEC-registered open-end     Other pooled investment
      Portfolio Manager      and closed-end funds               vehicles                    Other accounts
---------------------------------------------------------------------------------------------------------------
                             Number of                   Number of                    Number of
                             accounts       Assets       accounts        Assets       accounts          Assets
---------------------------------------------------------------------------------------------------------------
Stephen Peacher*               0             N/A           0              N/A            0               N/A
---------------------------------------------------------------------------------------------------------------

*Information provided as of August 31, 2005.

The following is added to the table "Ownership of Securities" under the section MORE FACTS ABOUT THE TRUST; PORTFOLIO MANAGERS:

--------------------------------------------------------------------------------
                                        Dollar Range of Equity Securities in the
        Portfolio Manager                       Fund Beneficially Owned
--------------------------------------------------------------------------------
Stephen Peacher                                           $ 0
--------------------------------------------------------------------------------

The following is added to the table "Compensation" under the section MORE FACTS ABOUT THE TRUST; PORTFOLIO MANAGERS:

--------------------------------------------------------------------------------------------------
    Portfolio Manager            Performance Benchmarks                     Peer Group
--------------------------------------------------------------------------------------------------
Stephen Peacher                       S&P 500 Index               Morningstar Moderate Allocation
                                           and                                Category
                               Lehman Aggregate Bond Index
--------------------------------------------------------------------------------------------------

                                                              September 19, 2005

                       STEINROE VARIABLE INVESTMENT TRUST

                 Columbia Large Cap Growth Fund, Variable Series
                 Liberty Asset Allocation Fund, Variable Series
                Liberty Federal Securities Fund, Variable Series
                   Liberty Money Market Fund, Variable Series
               Liberty Small Company Growth Fund, Variable Series

                        LIBERTY VARIABLE INVESTMENT TRUST

                 Colonial Small Cap Value Fund, Variable Series
                 Colonial Strategic Income Fund, Variable Series
                    Columbia High Yield Fund, Variable Series
                  Columbia International Fund, Variable Series
                  Liberty Growth & Income Fund, Variable Series
                   Liberty Select Value Fund, Variable Series
                   Liberty S&P 500 Index Fund, Variable Series
                                (each, a "Fund")

   (Supplement to the Statements of Additional Information dated May 1, 2005)

     On November 30, 2005, each Fund's shareholders approved the replacement of the Fund's then-current fundamental investment restrictions with the following standardized fundamental investment restrictions:

     1. Underwrite any issue of securities issued by other persons within the meaning of the 1933 Act except when it might be deemed to be an underwriter either: (a) in connection with the disposition of a portfolio security; or (b) in connection with the purchase of securities directly from the issuer thereof in accordance with its investment objective. This restriction shall not limit the Fund's ability to invest in securities issued by other registered investment companies.

     2. Purchase or sell real estate, except a Fund may purchase securities of issuers which deal or invest in real estate and may purchase securities which are secured by real estate or interests in real estate and it may hold and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of securities which are secured by real estate or interests therein.

     3. Purchase or sell commodities, except that a Fund may to the extent consistent with its investment objective, invest in securities of companies that purchase or sell commodities or which invest in such programs, and purchase and sell options, forward contracts, futures contracts, and options on futures contracts and enter into swap contracts and other financial transactions relating to commodities. This limitation does not apply to foreign currency transactions including without limitation forward currency contracts.

     4. Purchase any securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that: (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government, any state or territory of the United States, or any of their agencies, instrumentalities or political subdivisions; and (b) notwithstanding this limitation or any other fundamental investment limitation, assets may be invested in the securities of one or more management investment companies to the extent permitted by the [Investment Company Act of 1940, as amended (the "1940 Act")], the rules and regulations thereunder and any applicable exemptive relief. [For Liberty Money Market Fund, Variable Series only, the following sentence is added: "This restriction shall not apply to securities of issuers in the financial services industry."]

     5. Make loans, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

     6. Borrow money or issue senior securities except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

     7. [Except for Columbia International Fund, Variable Series, which is classified as "non-diversified" under Section 5 of the 1940 Act.] Purchase securities (except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) of any one issuer if, as a result, more than 5% of its total assets will be invested in the securities of such issuer or it would own more than 10% of the voting securities of such issuer, except that:
(a) up to 25% of its total assets may be invested without regard to these limitations and (b) a Fund's assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder, or any applicable exemptive relief.

                                                                 January 6, 2006

Appendix B - Pro Forma Financial Statements


                                    - B-1 -

PRO-FORMA COMBINING INVESTMENT PORTFOLIO
June 30, 2005 (unaudited)


                                                                      Nations Asset          Liberty Asset         Liberty Asset
                                                                       Allocation           Allocation Fund,       Allocation Fund,
                                                         % of Net       Portfolio           Variable Series        Variable Series
                                                          Assets      Acquired Fund          Acquiring Fund     Pro-Forma Combined
------------------------------------------------------------------------------------------------------------------------------------

                                                                     Shares  Value ($)    Shares     Value ($)   Shares    Value ($)
                                                                    -------  ---------  ----------  ----------  --------  ----------
Common Stocks
                                                            63.7%
CONSUMER
DISCRETIONARY                                                9.0%
Auto Components                                              0.1%

                      Autoliv, Inc.                                       -          -       1,340      58,692     1,340      58,692
                      BorgWarner,
                      Inc.                                                -          -         780      41,862       780      41,862
                      Johnson
                      Controls, Inc.                                      -          -         700      39,431       700      39,431
                      Modine
                      Manufacturing
                      Co.                                                 -          -         210       6,838       210       6,838
                                                                             ---------              ----------            ----------
                                       Auto
                                       Components
                                       Total                                         -                 146,823               146,823
Automobiles                                                  0.2%            ---------              ----------            ----------
                      Ford Motor Co.                                  2,300     23,552           -           -     2,300      23,552
                      Toyota Motor
                      Corp.                                               -          -      16,900     604,325    16,900     604,325
                      Winnebago
                      Industries,
                      Inc.                                                -          -         290       9,497       290       9,497
                                                                             ---------              ----------            ----------
                                       Automobiles
                                       Total                                    23,552                 613,822               637,374
                                                                             ---------              ----------            ----------
Distributors          Building
                      Material
                      Holding Corp.                          0.0%         -          -         280      19,401       280      19,401
                                       Distributors
                                       Total                                         -                  19,401                19,401
Diversified
Consumer Services                                            0.0%
                      Apollo Group,
                      Inc., Class A
                      (a)                                               200     15,644                               200      15,644
                      Career
                      Education
                      Corp.(a)                                            -          -       1,330      48,691     1,330      48,691
                      Education
                      Management
                      Corp.(a)                                            -          -       1,949      65,740     1,949      65,740
                                                                             ---------              ----------            ----------
                                       Diversified
                                       Consumer
                                       Services Total                           15,644                 114,431               130,075
                                                                             ---------              ----------            ----------
Hotels, Restaurants
& Leisure                                                    1.8%
                      Applebee's
                      International,
                      Inc.                                                -          -       3,260      86,357     3,260      86,357
                      Bob Evans
                      Farms, Inc.                                         -          -         260       6,063       260       6,063
                      Brinker
                      International,
                      Inc. (a)                                          400     16,020       2,360      94,518     2,760     110,538
                      Carnival Corp.                                      -          -      18,420   1,004,811    18,420   1,004,811
                      Carnival PLC                                        -          -       8,683     493,090     8,683     493,090
                      Choice Hotels
                      International,
                      Inc.                                              100      6,570           -           -       100       6,570
                      Darden
                      Restaurants,
                      Inc.                                              700     23,086           -           -       700      23,086
                      Dave &
                      Buster's, Inc.
                      (a)                                                 -          -         560      10,326       560      10,326
                      Four Seasons
                      Hotel, Inc.                                         -          -         410      27,101       410      27,101
                      Gaylord
                      Entertainment
                      Co. (a)                                             -          -       1,709      79,451     1,709      79,451
                      GTECH Holdings
                      Corp.                                             500     14,620           -           -       500      14,620
                      Harrah's
                      Entertainment,
                      Inc.                                                -          -       4,317     311,126     4,317     311,126
                      Hilton Hotels
                      Corp.                                               -          -       3,910      93,254     3,910      93,254
                      International
                      Game Technology                                 2,400     67,560       2,430      68,405     4,830     135,965
                      Kerzner
                      International
                      Ltd.(a)                                             -          -         560      31,892       560      31,892
                      Landry's
                      Restaurants,
                      Inc.                                                -          -         460      13,841       460      13,841
                      Lone Star
                      Steakhouse &
                      Saloon, Inc.                                        -          -         620      18,854       620      18,854
                      Marcus Corp.                                        -          -         580      12,308       580      12,308
                      Marriott
                      International,
                      Inc., Class A                                       -          -      11,450     781,119    11,450     781,119
                      McDonald's
                      Corp.                                               -          -      33,736     936,174    33,736     936,174
                      Outback
                      Steakhouse,
                      Inc.                                                -          -         300      13,572       300      13,572
                      Pinnacle
                      Entertainment,
                      Inc. (a)                                            -          -       1,319      25,800     1,319      25,800
                      RARE
                      Hospitality
                      International,
                      Inc. (a)                                            -          -         519      15,814       519      15,814
                      Scientific
                      Games Corp.,
                      Class A (a)                                         -          -       3,070      82,675     3,070      82,675
                      Shuffle
                      Master, Inc.
                      (a)                                                 -          -       2,190      61,386     2,190      61,386
                      Starwood
                      Hotels &
                      Resorts
                      Worldwide, Inc.                                     -          -       5,910     346,149     5,910     346,149
                      The Cheesecake
                      Factory, Inc.
                      (a)                                                 -          -       3,020     104,885     3,020     104,885
                      Vail Resorts,
                      Inc. (a)                                            -          -         180       5,058       180       5,058
                      Wendy's
                      International,
                      Inc.                                                -          -         960      45,744       960      45,744
                      Yum! Brands,
                      Inc.                                                -          -       2,340     121,867     2,340     121,867
                                                                             ---------              ----------            ----------
                                       Hotels,
                                       Restaurants &
                                       Leisure Total                           127,856               4,891,640             5,019,496
                                                                             ---------              ----------            ----------
Household Durables                                           0.4%
                      American
                      Greetings
                      Corp., Class A                                      -          -       1,020      27,030     1,020      27,030
                      Centex Corp.                                        -          -         400      28,268       400      28,268
                      CSS
                      Industries,
                      Inc.                                                -          -         290       9,814       290       9,814
                      D.R. Horton,
                      Inc.                                                -          -       1,356      50,999     1,356        50,9
                      Fortune
                      Brands, Inc.                                        -          -         810      71,928       810      71,928
                      Kimball
                      International,
                      Inc., Class B                                       -          -         620       8,184       620       8,184
                      Koninklijke
                      (Royal)
                      Phillips
                      Electronics NV                                      -          -      21,600     542,599    21,600     542,599
                      Lennar Corp.,
                      Class A                                         1,000     63,450           -           -     1,000      63,450
                      NVR, Inc. (a)                                     100     81,000           -           -       100      81,000
                      Pulte Homes,
                      Inc.                                              100      8,425           -           -       100       8,425
                      Stanley Works                                     600     27,324           -           -       600      27,324

                      Tempur-Pedic
                      International,
                      Inc. (a)                                            -           -      9,870     218,916     9,870     218,916
                      Toll Brothers,
                      Inc. (a)                                          400     40,620           -           -       400      40,620
                      Yankee Candle
                      Co., Inc.                                           -          -         940      30,174       940      30,174
                                                                             ---------              ----------            ----------
                                       Household
                                       Durables Total                          220,819                  987,91             1,208,731
                                                                             ---------              ----------            ----------
Internet & Catalog
Retail                                                       0.0%
                      Blue Nile,
                      Inc. (a)                                            -          -         276       9,022       276       9,022
                      Coldwater
                      Creek, Inc. (a)                                     -          -       1,168      29,095     1,168      29,095
                      Netflix, Inc.
                      (a)                                                 -          -       2,080      34,133     2,080      34,133
                      Overstock.com,
                      Inc. (a)                                            -          -         267       9,505       267       9,505
                                                                             ---------              ----------            ----------
                                       Internet &
                                       Catalog Retail
                                       Total                                         -                  81,755                81,755
                                                                             ---------              ----------            ----------
Leisure Equipment &
Products                                                     0.1%
                      Brunswick Corp.                                 1,400     60,648           -           -     1,400      60,648
                      Marvel
                      Enterprises,
                      Inc. (a)                                        2,200     43,384       6,330     124,827     8,530     168,211
                      SCP Pool Corp.
                                                                          -          -       1,340      47,021     1,340      47,021
                                                                             ---------              ----------            ----------
                                       Leisure
                                       Equipment &
                                       Products Total                          104,032                 171,848               275,880
                                                                             ---------              ----------            ----------
Media                                                        1.6%
                      4Kids
                      Entertainment,
                      Inc. (a)                                            -           -        550      10,934       550      10,934
                      British Sky
                      Broadcasting
                      Group PLC                                           -           -     15,137     142,637    15,137     142,637
                      Clear Channel
                      Communications,
                      Inc.                                            2,600     80,418       4,121     127,462     6,721     207,880
                      Comcast Corp.,
                      Class A (a)                                       400     12,268       8,047     247,043     8,447     259,311
                      Cumulus Media,
                      Inc., Class A
                      (a)                                                 -          -       2,711      31,936     2,711      31,936
                      Dow Jones &
                      Co., Inc.                                         400     14,180         239       8,473       639      22,653
                      EchoStar
                      Communications
                      Corp., Class
                      A  (a)                                          1,500     45,240           -           -     1,500      45,240
                      EMI Group PLC                                       -          -     108,800     492,801   108,800     492,801
                      Getty Images,
                      Inc. (a)                                            -          -         600      44,556       600      44,556
                      Grupo Televisa
                      SA, ADR                                             -          -       6,342     393,775     6,342     393,775
                      Harris
                      Interactive,
                      Inc. (a)                                            -          -       4,346      21,165     4,346      21,165
                      John Wiley &
                      Sons, Inc.,
                      Class A                                           100      3,973           -           -       100       3,973
                      Journal
                      Communications,
                      Inc., Class A                                       -          -         510       8,568       510       8,568
                      Knight-Ridder,
                      Inc.                                                -          -         276      16,930       276      16,930
                      Lamar
                      Advertising
                      Co., Class A
                      (a)                                                 -          -         970      41,487       970      41,487
                      Liberty Corp.                                       -          -         260       9,571       260       9,571
                      Liberty Media
                      Corp., Class A
                      (a)                                               400      4,076           -           -       400       4,076
                      Lin TV Corp.,
                      Class A (a)                                         -          -       1,795      24,932     1,795      24,932
                      Lions Gate
                      Entertainment
                      Corp. (a)                                           -          -       5,600      57,456     5,600      57,456
                      McGraw-Hill
                      Companies, Inc.                                   100      4,425      13,924     616,137    14,024     620,562
                      Media General,
                      Inc., Class A                                       -          -         160      10,362       160      10,362
                      New York Times
                      Co.                                                 -          -         395      12,304       395      12,304
                      News Corp.,
                      Class A                                             -          -      19,070     308,553    19,070     308,553
                      R.H. Donnelley
                      Corp. (a)                                           -          -         740      45,865       740      45,865
                      Radio One,
                      Inc., Class D
                      (a)                                                 -          -       4,060      51,846     4,060      51,846
                      Reader's
                      Digest
                      Association,
                      Inc.                                                -          -         390       6,435       390       6,435
                      Scholastic
                      Corp. (a)                                           -          -         340      13,107       340      13,107
                      Time Warner,
                      Inc. (a)                                        8,000    133,680      34,203     571,532    42,203     705,212
                      TiVo, Inc. (a)                                      -          -       1,720      11,490     1,720      11,490
                      Valassis
                      Communications,
                      Inc. (a)                                            -          -         588      21,785       588      21,785
                      Viacom, Inc.,
                      Class A                                             -          -       6,120     197,186     6,120     197,186
                      Viacom, Inc.,
                      Class B                                         1,000     32,020           -           -     1,000      32,020
                      Vivendi
                      Universal SA                                        -          -      15,924     498,164    15,924     498,164
                      Walt Disney Co.                                   200      5,036           -           -       200       5,036
                      XM Satellite
                      Radio
                      Holdings,
                      Inc., Class A
                      (a)                                                 -          -       6,090     204,989     6,090     204,989
                                                                             ---------              ----------            ----------
                                       Media Total                             335,316               4,249,481             4,584,797
                                                                             ---------              ----------            ----------
Multiline Retail                                             0.7%
                      Dollar General
                      Corp.                                               -          -       1,800      36,648     1,800      36,648
                      Federated
                      Department
                      Stores, Inc.                                        -          -      11,057     810,257    11,057     810,257
                      Fred's, Inc.                                        -          -         419       6,947       419       6,947
                      J.C. Penney
                      Co., Inc.                                       1,100     57,838       8,137     427,844     9,237     485,682
                      May Department
                      Stores Co.                                          -          -       1,000      40,160     1,000      40,160
                      Nordstrom, Inc.                                     -          -       6,970     473,751     6,970     473,751
                      Target Corp.                                    2,000    108,820           -           -     2,000     108,820
                                                                             ---------              ----------            ----------
                                       Multiline
                                       Retail Total                            166,658               1,795,607             1,962,265
                                                                             ---------              ----------            ----------
Specialty Retail                                             3.1%
                      Abercrombie &
                      Fitch Co.,
                      Class A                                         1,000     68,700       1,530     105,111     2,530     173,811
                      American Eagle
                      Outfitters,
                      Inc.                                              100      3,064           -           -       100       3,064
                      AutoZone, Inc.
                      (a)                                               800     73,968           -           -       800      73,968
                      Barnes &
                      Nobles, Inc.
                      (a)                                             1,800     69,840           -           -     1,800      69,840
                      Bed Bath &
                      Beyond, Inc.(a)                                   400     16,712      26,330   1,100,067    26,730   1,116,779
                      Best Buy Co.,
                      Inc.                                              100      6,855       9,400     644,370     9,500     651,225

                      Bombay Co.,
                      Inc.(a)                                             -          -       3,444      19,631     3,444      19,631
                      Chico's FAS,
                      Inc.(a)                                             -          -      25,880     887,166    25,880     887,166
                      Children's
                      Place Retail
                      Stores, Inc.
                      (a)                                                 -          -       1,020      47,603     1,020      47,603
                      Design Within
                      Reach, Inc.(a)                                      -          -       1,420      25,702     1,420      25,702
                      Esprit
                      Holdings Ltd.                                       -          -      54,000     388,605    54,000     388,605
                      Fast Retailing
                      Co., Ltd.                                           -          -       4,100     212,607     4,100     212,607
                      GameStop
                      Corp., Class A
                      (a)                                                 -          -         670      21,916       670      21,916
                      Gap, Inc.                                       2,500     49,375           -           -     2,500      49,375
                      Guitar Center,
                      Inc.(a)                                             -          -         260      15,176       260      15,176
                      Hibbett
                      Sporting
                      Goods, Inc.(a)                                      -          -         947      35,835       947      35,835
                      Home Depot,
                      Inc.                                            2,500     97,250      42,247   1,643,408    44,747   1,740,658
                      Jarden Corp.(a)                                     -          -       1,090      58,773     1,090      58,773
                      Limited
                      Brands, Inc.                                    4,000     85,680      12,528     268,350    16,528     354,030
                      Lowe's
                      Companies, Inc.                                     -          -      15,580     907,068    15,580     907,068
                      MarineMax,
                      Inc.(a)                                             -          -         248       7,750       248       7,750
                      Monro Muf?er,
                      Inc.(a)                                             -          -         610      18,001       610      18,001
                      Movie Gallery,
                      Inc.                                                -          -         420      11,101       420      11,101
                      OfficeMax, Inc.                                     -          -       1,100      32,747     1,100      32,747
                      Paci?c Sunwear
                      of California,
                      Inc. (a)                                            -          -       2,200      50,578     2,200      50,578
                      PETCO Animal
                      Supplies,
                      Inc.(a)                                             -          -       1,040      30,493     1,040      30,493
                      PETsMART, Inc.                                      -          -       2,374      72,051     2,374      72,051
                      Pier 1
                      Imports, Inc.                                       -          -         460       6,527       460       6,527
                      Rent-A-Center,
                      Inc.(a)                                             -          -          91       2,119        91       2,119
                      Sherwin-Williams
                      Co.                                                 -          -       8,049     379,027     8,049     379,027
                      Staples, Inc.                                   3,700     78,884      44,010     938,293    47,710   1,017,177
                      TBC Corp.(a)                                        -          -         170       4,612       170       4,612
                      TJX Companies,
                      Inc.                                            2,900     70,615       2,200      53,570     5,100     124,185
                      Tuesday
                      Morning Corp.                                       -          -         651      20,520       651      20,520
                      Urban Out
                      fitters, Inc.(a)                                    -          -       3,070     174,038     3,070     174,038
                      Weight
                      Watchers
                      International,
                      Inc. (a)                                          400     20,644           -           -       400      20,644
                      Zale Corp.(a)                                       -          -          27         856        27         856
                                                                             ---------              ----------            ----------
                                       Specialty
                                       Retail Total                            641,587               8,183,671             8,825,258
                                                                             ---------              ----------            ----------
Textiles, Apparel &
Luxury Goods                                                 1.0%
                      Adidas-Salomon
                      AG                                                  -          -       1,929     321,464     1,929     321,464
                      Ashworth,
                      Inc.(a)                                             -          -       1,509      13,596     1,509      13,596
                      Coach, Inc.(a)                                      -          -      31,498   1,057,388    31,498   1,057,388
                      Delta Apparel,
                      Inc.                                                -          -         340       4,396       340       4,396
                      Hampshire
                      Group Ltd.(a)                                       -          -         640      12,551       640      12,551
                      Jos.A.Bank
                      Clothiers,
                      Inc.(a)                                             -          -       1,420      61,486     1,420      61,486
                      Kellwood Co.                                        -          -         410      11,029       410      11,029
                      LVMH Moet
                      Hennessy Louis
                      Vuitton SA                                          -          -       8,047     618,942     8,047     618,942
                      NIKE, Inc.,
                      Class B                                           800     69,280       7,800     675,480     8,600     744,760
                      Polo Ralph
                      Lauren Corp.                                      500     21,555           -           -       500      21,555
                      Reebok
                      International
                      Ltd.                                                -          -         600      25,098       600      25,098
                      Russell Corp.                                       -          -         460       9,407       460       9,407
                      Stride Rite
                      Corp.                                               -          -         570       7,860       570       7,860
                      Tandy Brands
                      Accessories,
                      Inc.                                                -          -          49         534        49         534
                      Wolverine
                      World Wide,
                      Inc.                                                -          -       1,126      27,035     1,126      27,035
                                                                             ---------              ----------            ----------
                                       Textiles,
                                       Apparel &
                                       Luxury Goods
                                       Total                                    90,835               2,846,266             2,937,101
                                                                             ---------              ----------            ----------
                                       CONSUMER
                                       DISCRETIONARY
                                       TOTAL                                 1,726,299              24,102,657            25,828,956
                                                                             ---------              ----------            ----------
CONSUMER STAPLES                                             5.9%
Beverages                                                    1.5%
                      Anheuser-Busch
                      Companies, Inc.                                 1,300     59,475           -           -     1,300      59,475
                      Coca-Cola Co.                                   2,000     83,500      14,480     604,540    16,480     688,040
                      Diageo PLC                                          -          -      38,720     568,901    38,720     568,901
                      Diageo PLC,
                      ADR                                             1,200     71,160       6,079     360,485     7,279     431,645
                      Pepsi Bottling
                      Group, Inc.                                     2,500     71,525       1,700      48,637     4,200     120,162
                      PepsiCo, Inc.
                                                                      1,600     86,288      41,704   2,249,097    43,304   2,335,385
                                                                             ---------              ----------            ----------
                                       Beverages Total                         371,948               3,831,660             4,203,608
                                                                             ---------              ----------            ----------
Food & Staples
Retailing                                                    0.9%
                      BJ 's
                      Wholesale
                      Club, Inc.(a)                                       -          -         250       8,122       250       8,122
                      CVS Corp.                                           -          -      22,200     645,354    22,200     645,354
                      Kroger Co.(a)                                       -          -       2,200      41,866     2,200      41,866
                      Performance
                      Food Group
                      Co.(a)                                              -          -         230       6,948       230       6,948
                      Rite Aid
                      Corp.(a)                                            -          -       9,610      40,170     9,610      40,170
                      SUPERVALU, Inc.                                 1,600     52,176       1,200      39,132     2,800      91,308
                      Sysco Corp.                                       300     10,857           -           -       300      10,857

                      United Natural
                      Foods, Inc.(a)                                      -          -         402      12,209       402      12,209
                      Wal-Mart
                      Stores, Inc.                                    3,800    183,160      28,290   1,363,578    32,090   1,546,738
                      Walgreens Co.                                     100      4,599           -           -       100       4,599
                      Weis Markets,
                      Inc.                                                -          -         540      20,947       540      20,947
                      Whole Foods
                      Market, Inc.                                        -          -         480      56,784       480      56,784
                                                                             ---------              ----------            ----------
                                       Food & Staples
                                       Retailing Total                         250,792               2,235,110             2,485,902
                                                                             ---------              ----------            ----------

Food Products                                                0.9%
                      Archer-Daniels-
                      Midland Co.                                     1,700     36,346           -          -      1,700      36,346
                      Bunge Ltd.                                          -          -         490      31,066       490      31,066
                      Central Garden
                      & Pet Co.(a)                                        -          -         130       6,386       130       6,386
                      Corn Products
                      International,
                      Inc.                                                -          -       6,530     155,153     6,530     155,153
                      Dean Foods
                      Co.(a)                                              -          -       1,500      52,860     1,500      52,860
                      Delta & Pine
                      Land Co.                                            -          -       1,030      25,812     1,030      25,812
                      Flowers Foods,
                      Inc.                                                -          -         425      15,028       425      15,028
                      H.J.Heinz Co.                                       -          -       1,300      46,046     1,300      46,046
                      J &J Snack
                      Foods Corp.                                         -          -         103       5,392       103       5,392
                      Kraft Foods,
                      Inc., Class A                                       -          -      15,028     478,041    15,028     478,041
                      Lancaster
                      Colony Corp.                                        -          -         101       4,335       101       4,335
                      Lance, Inc.                                         -          -         450       7,744       450       7,744
                      Nestle SA,
                      Registered
                      Shares                                              -          -       2,366     603,834     2,366     603,834
                      Pilgrim's
                      Pride Corp.                                     1,800     61,434           -           -     1,800      61,434
                      Royal Numico
                      NV (a)                                              -          -       7,927     315,812     7,927     315,812
                      Sara Lee Corp.                                  2,700     53,487           -           -     2,700      53,487
                      The Hershey Co.                                     -          -       7,753     481,461     7,753     481,461
                      TreeHouse
                      Foods, Inc.(a)                                      -          -         300       8,553       300       8,553
                      Tyson Foods,
                      Inc., Class A                                   2,400     42,720       1,600      28,480     4,000      71,200
                                                                             ---------              ----------            ----------
                                       Food Products
                                       Total                                   193,987               2,266,003             2,459,990
                                                                             ---------              ----------            ----------
Household Products                                           1.1%
                      Clorox Co.                                        100      5,572       9,246     515,187     9,346     520,759
                      Colgate-Palmolive
                      Co.                                                 -          -       6,400     319,424     6,400     319,424
                      Kimberly-Clark
                      Corp.                                             200     12,518       8,229     515,053     8,429     527,571
                      Procter &
                      Gamble Co.                                      3,500    184,625      27,667   1,459,434    31,167   1,644,059
                                                                             ---------              ----------            ----------
                                       Household
                                       Products Total                          202,715               2,809,098             3,011,813
                                                                             ---------              ----------            ----------
Personal Products                                            0.8%
                      Alberto-Culver
                      Co.                                                 -          -         920      39,864       920      39,864
                      Avon Products,
                      Inc.                                              100      3,785      12,380     468,583    12,480     472,368
                      Estee Lauder
                      Companies,
                      Inc., Class A                                   1,100     43,043         900      35,217     2,000      78,260
                      Gillette Co.                                    1,000     50,630      33,151   1,678,435    34,151   1,729,065
                      Nu Skin
                      Enterprises,
                      Inc., Class A                                       -          -         560      13,048       560      13,048
                                                                             ---------              ----------            ----------
                                       Personal
                                       Products Total                           97,458               2,235,147             2,332,605
                                                                             ---------              ----------            ----------
Tobacco                                                      0.7%
                      Altria Group,
                      Inc.                                            2,700    174,582      24,238   1,567,229    26,938   1,741,811
                      UST, Inc.
                                                                          -          -       7,259     331,446     7,259     331,446
                                                                             ---------              ----------            ----------
                                       Tobacco Total                           174,582               1,898,675             2,073,257
                                                                             ---------              ----------            ----------

                                       CONSUMER
                                       STAPLES TOTAL                         1,291,482              15,275,693            16,567,175
                                                                             ---------              ----------            ----------

ENERGY                                                       4.8%
Energy Equipment &
Services                                                     0.8%
                      Atwood
                      Oceanics,
                      Inc.(a)                                             -          -         460      28,318       460      28,318
                      Baker Hughes,
                      Inc.                                                -          -       1,780      91,065     1,780      91,065
                      BJ Services Co.                                     -          -         600      31,488       600      31,488
                      Cal Dive
                      International,
                      Inc.(a)                                             -          -         289      15,135       289      15,135
                      Dawson
                      Geophysical
                      Co.(a)                                              -          -         614      13,054       614      13,054
                      Diamond
                      Offshore
                      Drilling, Inc.                                      -          -         970      51,827       970      51,827
                      FMC
                      Technologies,
                      Inc.(a)                                             -          -       3,180     101,664     3,180     101,664
                      Grey Wolf,
                      Inc.(a)                                             -          -       2,360      17,488     2,360      17,488
                      Gulf Island
                      Fabrication,
                      Inc.                                                -          -           6         119         6         119
                      Halliburton Co.                                     -          -       6,046     289,120     6,046     289,120
                      Hydril (a)                                          -          -         122       6,631       122       6,631
                      Lufkin
                      Industries,
                      Inc.                                                -          -         740      26,625       740      26,625
                      Nabors
                      Industries
                      Ltd.(a)                                             -          -         960      58,195       960      58,195
                      National-Oilwell
                      Varco, Inc.(a)                                      -          -      12,930     614,692    12,930     614,692
                      Noble Corp.                                         -          -         900      55,359       900      55,359
                      Schlumberger
                      Ltd.                                                -          -       3,827     290,622     3,827     290,622
                      Smith
                      International,
                      Inc.                                                -          -       5,870     373,919     5,870     373,919
                      Technip SA,
                      ADR                                                 -          -         800      37,280       800      37,280
                      Transocean,
                      Inc.(a)                                             -          -       1,000      53,970     1,000      53,970
                      Universal
                      Compression
                      Holdings, Inc.
                      (a)                                                 -          -         320      11,597       320      11,597
                      Weatherford
                      International
                      Ltd.(a)                                             -          -         500      28,990       500      28,990

                                       Energy
                                       Equipment &                           ---------              ----------            ----------
                                       Services Total                                -               2,197,158             2,197,158
                                                                             ---------              ----------            ----------
Oil, Gas &
Consumable Fuels                                             4.0%
                      Amerada Hess
                      Corp.                                             200     21,302         600      63,906       800      85,208
                      Anadarko
                      Petroleum Corp.                                 1,400    115,010           -           -     1,400     115,010
                      Apache Corp.                                    1,000     64,600           -           -     1,000      64,600
                      Bill Barrett
                      Corp.(a)                                            -          -         104       3,076       104       3,076
                      Bois d'Arc
                      Energy, Inc.(a)                                     -          -       3,302      48,705     3,302      48,705
                      BP PLC                                              -          -      46,345     481,875    46,345     481,875
                      BP PLC, ADR                                         -          -      16,911   1,054,908    16,911   1,054,908
                      Burlington
                      Resources, Inc.                                   200     11,048           -           -       200      11,048
                      Chesapeake
                      Energy Corp.                                        -          -       2,520      57,456     2,520      57,456
                      ChevronTexaco
                      Corp.                                           2,900    162,168       8,239     460,725    11,139     622,893
                      China
                      Petroleum &
                      Chemical Corp.                                      -          -     732,000     286,260   732,000     286,260
                      Cimarex Energy
                      Co.(a)                                              -          -         502      19,541       502      19,541
                      ConocoPhillips                                  3,000    172,470      28,466   1,636,510    31,466   1,808,980
                      Edge Petroleum
                      Corp.(a)                                            -          -       2,200      34,364     2,200      34,364
                      Energy
                      Partners
                      Ltd.(a)                                             -          -       2,050      53,730     2,050      53,730
                      EOG Resources,
                      Inc.                                                -          -       2,550     144,840     2,550     144,840
                      Exxon Mobil
                      Corp.                                           7,100    408,037      39,399   2,264,261    46,499   2,672,298
                      Harvest
                      Natural
                      Resources,
                      Inc.(a)                                             -          -         810       8,853       810       8,853
                      Houston
                      Exploration
                      Co.(a)                                              -          -         170       9,019       170       9,019
                      InterOil
                      Corp.(a)                                            -          -         849      23,076       849      23,076
                      Marathon Oil
                      Corp.                                             800     42,696       7,055     376,525     7,855     419,221
                      Massey Energy
                      Co.                                                 -          -       1,460      55,071     1,460      55,071
                      Mission
                      Resources
                      Corp.(a)                                            -          -       5,700      45,999     5,700      45,999
                      Murphy Oil
                      Corp.                                               -          -         200      10,446       200      10,446
                      Newfield
                      Exploration
                      Co. (a)                                         1,200     47,868           -           -     1,200      47,868
                      Occidental
                      Petroleum Corp.                                   400     30,772           -           -       400      30,772
                      Peabody Energy
                      Corp.                                               -          -       1,420      73,897     1,420      73,897
                      Pioneer
                      Drilling Co.(a)                                     -          -       1,044      15,931     1,044      15,931
                      Range
                      Resources Corp.                                     -          -         570      15,333       570      15,333
                      Royal Dutch
                      Petroleum Co.,
                      N.Y.
                      Registered
                      Shares                                              -          -       4,373     283,808     4,373     283,808
                      Shell
                      Transport &
                      Trading Co.,
                      PLC                                                 -          -      68,600     664,471    68,600     664,471
                      Southwestern
                      Energy Co.(a)                                       -          -       1,320      62,014     1,320      62,014
                      Spinnaker
                      Exploration
                      Co.(a)                                              -          -         800      28,392       800      28,392
                      Statoil ASA                                         -          -      24,662     500,595    24,662     500,595
                      Stone Energy
                      Corp.(a)                                            -          -         320      15,648       320      15,648
                      Sunoco, Inc.                                      300     34,104         -           -         300      34,104
                      Superior
                      Energy
                      Services,
                      Inc.(a)                                             -          -       3,643      64,845     3,643      64,845
                      Teekay
                      Shipping Corp.                                      -          -       1,570      68,923     1,570      68,923
                      Total SA                                            -          -       3,891     910,261     3,891     910,261
                      Ultra
                      Petroleum
                      Corp.(a)                                            -          -       2,160      65,578     2,160      65,578
                      Valero Energy
                      Corp.                                           1,000     79,110           -           -     1,000      79,110
                      Western Gas
                      Resources, Inc.                                     -          -       1,870      65,263     1,870      65,263
                      Williams
                      Companies, Inc.                                     -          -       2,400      45,600     2,400      45,600
                      XTO Energy,
                      Inc.                                                -          -       5,188     176,340     5,188     176,340
                                                                             ---------              ----------            ----------
                                       Oil, Gas &
                                       Consumable
                                       Fuels Total                           1,189,185              10,196,045            11,385,230
                                                                             ---------              ----------            ----------

                                       ENERGY TOTAL
                                                                             1,189,185              12,393,203            13,582,388
                                                                             ---------              ----------            ----------
FINANCIALS                                                  11.6%
Capital Markets                                              2.0%
                      A.G.Edwards,
                      Inc.                                                -          -       3,070     138,611     3,070     138,611
                      Af ?liated
                      Managers
                      Group, Inc.(a)                                      -          -       1,622     110,831     1,622     110,831
                      Bank of New
                      York Co., Inc.                                      -          -      22,180     638,340    22,180     638,340
                      Bear Stearns
                      Companies, Inc.                                   100     10,394         500      51,970       600      62,364
                      Deutsche Bank
                      AG, Registered
                      Shares                                              -          -       3,152     245,509     3,152     245,509
                      E*TRADE
                      Financial
                      Corp.(a)                                            -          -       6,290      87,997     6,290      87,997
                      Franklin
                      Resources, Inc.                                     -          -       3,819     293,987     3,819     293,987
                      Goldman Sachs
                      Group, Inc.                                     1,200    122,424       9,340     952,867    10,540   1,075,291
                      Janus Capital
                      Group, Inc.                                         -          -      20,123     302,650    20,123     302,650
                      Jefferies
                      Group, Inc.                                         -          -         542      20,536       542      20,536
                      Lazard Ltd.,
                      Class A (a)                                         -          -       3,860      89,745     3,860      89,745
                      Legg Mason,
                      Inc.                                                -          -       1,240     129,096     1,240     129,096
                      Lehman
                      Brothers
                      Holdings, Inc.                                  1,100    109,208         300      29,784     1,400     138,992
                      Mellon
                      Financial Corp.                                 2,100     60,249           -           -     2,100      60,249
                      Merrill Lynch
                      & Co., Inc.                                     2,600    143,026      13,547     745,220    16,147     888,246
                      Morgan Stanley                                    500     26,235       4,976     261,091     5,476     287,326
                      Nomura
                      Holdings, Inc.                                      -          -      35,000     415,650    35,000     415,650
                      Piper Jaffray
                      Companies,
                      Inc.(a)                                             -          -         260       7,912       260       7,912
                      State Street
                      Corp.                                           1,500     72,375           -           -     1,500      72,375

                      T.Rowe Price
                      Group, Inc.                                         -          -         970      60,722       970      60,722
                      UBS AG,
                      Registered
                      Shares                                              -          -       8,080     627,956     8,080     627,956
                                                                             ---------              ----------            ----------
                                       Capital
                                       Markets Total                           543,911               5,210,474             5,754,385
                                                                             ---------              ----------            ----------
Commercial Banks                                             3.7%
                      BancFirst Corp.                                     -          -          81       7,046        81       7,046
                      Banco
                      Santander
                      Central
                      Hispano SA                                          -          -      31,011     357,707    31,011     357,707
                      BancorpSouth,
                      Inc.                                                -          -         560      13,216       560      13,216
                      BancTrust
                      Financial
                      Group, Inc.                                         -          -         290       5,664       290       5,664
                      Bank of
                      Granite Corp.                                       -          -         410       7,847       410       7,847
                      Boston Private
                      Financial
                      Holdings, Inc.                                      -          -       1,700      42,840     1,700      42,840
                      Bryn Mawr Bank
                      Corp.                                               -          -         508       9,708       508       9,708
                      Capitol
                      Bancorp Ltd.                                        -          -         440      14,788       440      14,788
                      Chemical
                      Financial Corp.                                     -          -         430      14,237       430      14,237
                      Chittenden
                      Corp.                                               -          -         590      16,048       590      16,048
                      Citizens
                      Banking Corp.                                       -          -         250       7,555       250       7,555
                      City Holding
                      Co.                                                 -          -         160       5,843       160       5,843
                      City National
                      Corp.                                               -          -       1,020      73,144     1,020      73,144
                      Columbia
                      Banking
                      System, Inc.                                        -          -         330       8,125       330       8,125
                      Comerica , Inc.                                 1,700     98,260           -           -     1,700      98,260
                      Community
                      Trust Bancorp,
                      Inc.                                                -          -         280       9,162       280       9,162
                      Corus
                      Bankshares,
                      Inc.                                                -          -         380      21,086       380      21,086
                      Cullen Frost
                      Bankers, Inc.                                       -          -         900      42,885       900      42,885
                      Dexia                                               -          -      24,800     543,938    24,800     543,938
                      East-West
                      Bancorp, Inc.                                       -          -       2,710      91,029     2,710      91,029
                      Fidelity
                      Bankshares,
                      Inc.                                                -          -         709      18,803       709      18,803
                      First Citizens
                      BancShares,
                      Inc., Class A                                       -          -          60       8,673        60       8,673
                      First
                      Financial
                      Bankshares,
                      Inc.                                                -          -         280       9,475       280       9,475
                      First
                      Financial Corp.                                     -          -         300       8,619       300       8,619
                      Greater Bay
                      Bancorp                                             -          -         420      11,075       420      11,075
                      Hancock
                      Holding Co.                                         -          -         215       7,396       215       7,396
                      ITLA Capital
                      Corp.(a)                                            -          -         200      10,780       200      10,780
                      Kookmin Bank,
                      ADR                                                 -          -      13,689     623,945    13,689     623,945
                      Marshall &
                      Ilsley Corp.                                    1,700     75,565       4,772     212,115     6,472     287,680
                      MASSBANK Corp.                                      -          -          40       1,386        40       1,386
                      Mercantile
                      Bank Corp.                                          -          -         871      38,298       871      38,298
                      Merchants
                      Bancshares,
                      Inc.                                                -          -         330       8,659       330       8,659
                      Mid-State
                      Bancshares                                          -          -         590      16,384       590      16,384
                      Mitsubishi
                      Tokyo
                      Financial
                      Group, Inc.                                         -          -          79     666,986        79     666,986
                      National City
                      Corp.                                               -          -       7,747     264,328     7,747     264,328
                      North Fork
                      Bancorporation,
                      Inc..                                               -          -       9,310     261,518     9,310     261,518
                      Northrim
                      BanCorp, Inc.                                       -          -         300       7,044       300       7,044
                      OTP Bank Rt.,
                      Registered
                      Shares                                              -          -      10,371     691,756    10,371     691,756
                      PNC Financial
                      Services
                      Group, Inc.                                         -          -       4,739     258,086     4,739     258,086
                      Prosperity
                      Bancshares,
                      Inc.                                                -          -       2,000      57,220     2,000      57,220
                      Sterling
                      Bancshares,
                      Inc.                                                -          -         990      15,404       990      15,404
                      TD Banknorth,
                      Inc.(a)                                             -          -         833      24,823       833      24,823
                      TriCo
                      Bancshares                                          -          -         760      16,978       760      16,978
                      TrustCo Bank
                      Corp. NY                                            -          -         770      10,056       770      10,056
                      U.S.Bancorp                                     5,200    151,840      36,900   1,077,480    42,100   1,229,320
                      UMB Financial
                      Corp.                                               -          -         270      15,398       270      15,398
                      Uniao de
                      Bancos
                      Brasileiros
                      SA, GDR                                             -          -      20,738     800,902    20,738     800,902
                      UnionBanCal
                      Corp.                                               -          -         600      40,152       600      40,152
                      Wachovia Corp.                                  2,800    138,880      20,414   1,012,535    23,214   1,151,415
                      Wells Fargo &
                      Co.                                             1,600     98,528      29,651   1,825,909    31,251   1,924,437
                      Whitney
                      Holding Corp.                                   1,500    110,295         450      14,684     1,950     124,979
                      Zions
                      Bancorporation                                      -          -       6,050     444,857     6,050     444,857
                                                                             ---------              ----------            ----------
                                       Commercial
                                       Banks Total                             673,368               9,773,592            10,446,960
                                                                             ---------              ----------            ----------
Consumer Finance                                             0.3%
                      American
                      Express Co.                                       500     26,615           -           -       500      26,615
                      Capital One
                      Financial Corp.                                 1,000     80,010           -           -     1,000      80,010
                      Cash America
                      International,
                      Inc.                                                -          -         770      15,492       770      15,492
                      MBNA Corp.                                      3,000     78,480      27,133     709,799    30,133     788,279
                      Nelnet, Inc.
                      Class A (a)                                         -          -         800      26,616       800      26,616
                      SLM Corp.                                         100      5,080           -           -       100       5,080
                      World
                      Acceptance
                      Corp.(a)                                            -          -       1,353      40,658     1,353      40,658
                                                                             ---------              ----------            ----------
                                       Consumer
                                       Finance Total                           190,185                 792,565               982,750
                                                                             ---------              ----------            ----------
Diversified
Financial Services                                           1.7%
                      Advance
                      America Cash
                      Advance
                      Centers, Inc.                                       -          -         740      11,840       740      11,840
                      CIT Group, Inc.                                     -          -       1,000      42,970     1,000      42,970
                      Citigroup, Inc.                                 7,400    342,102      61,254   2,831,772    68,654   3,173,874
                      Greenhill &
                      Co., Inc.                                           -          -       1,600      64,816     1,600      64,816
                      JAFCO Co., Ltd.                                     -          -       4,700     248,565     4,700     248,565
                      JPMorgan Chase
                      & Co.                                           2,700     95,364      30,232   1,067,794    32,932   1,163,158
                      Metris
                      Companies,
                      Inc.(a)                                             -          -       1,260      18,220     1,260      18,220

                      MFC Bancorp
                      Ltd.(a)                                             -          -       1,020      19,003     1,020      19,003
                      National
                      Financial
                      Partners Corp.                                      -          -         450      17,613       450      17,613
                                                                             ---------              ----------            ----------
                                       Diversified
                                       Financial
                                       Services Total                          437,466               4,322,593             4,760,059
                                                                             ---------              ----------            ----------
Insurance                                                    2.9%
                      Ace Ltd.                                            -          -         900      40,365       900      40,365
                      Alleanza
                      Assicurazioni
                      S.p.A.                                              -          -      36,650     396,875    36,650     396,875
                      Allstate Corp.                                  1,800    107,550       5,348     319,543     7,148     427,093
                      Ambac
                      Financial
                      Group, Inc.                                       800     55,808       7,138     497,947     7,938     553,755
                      American
                      International
                      Group, Inc.                                     3,100    180,110      31,025   1,802,553    34,125   1,982,663
                      AmerUs Group
                      Co.                                                 -          -         220      10,571       220      10,571
                      Argonaut
                      Group, Inc.(a)                                      -          -         122       2,817       122       2,817
                      AXA                                                 -          -      11,700     290,672    11,700     290,672
                      Baldwin &
                      Lyons, Inc.,
                      Class B                                             -          -         350       8,435       350       8,435
                      Chubb Corp.                                         -          -       3,764     322,236     3,764     322,236
                      Cincinnati
                      Financial Corp.                                     -          -         456      18,039       456      18,039
                      CNA Surety
                      Corp.(a)                                            -          -         650       9,653       650       9,653
                      Commerce
                      Group, Inc.                                         -          -         120       7,453       120       7,453
                      Delphi
                      Financial
                      Group, Inc.,
                      Class A                                             -          -         370      16,336       370      16,336
                      Endurance
                      Specialty
                      Holdings Ltd.                                   1,300     49,166       1,200      45,384     2,500      94,550
                      Genworth
                      Financial,
                      Inc., Class A                                       -          -       1,000      30,230     1,000      30,230
                      Harleysville
                      Group, Inc.                                         -          -         510      10,654       510      10,654
                      Hartford
                      Financial
                      Services
                      Group, Inc.                                     1,100     82,258       7,388     552,475     8,488     634,733
                      Horace Mann
                      Educators Corp.                                     -          -         500       9,410       500       9,410
                      In ?nity
                      Property &
                      Casualty Corp.                                      -          -         765      26,683       765      26,683
                      Lincoln
                      National Corp.                                  1,500     70,380      14,861     697,278    16,361     767,658
                      Loews Corp.                                         -          -         700      54,250       700      54,250
                      MBIA, Inc.                                        700     41,517           -           -       700      41,517
                      METLIFE, Inc.                                   1,900     85,386           -           -     1,900      85,386
                      Nationwide
                      Financial
                      Services,
                      Inc., Class A                                       -          -         800      30,352       800      30,352
                      Navigators
                      Group, Inc.(a)                                      -          -         456      15,764       456      15,764
                      Old Republic
                      International
                      Corp.                                               -          -       1,600      40,464     1,600      40,464
                      Philadelphia
                      Consolidated
                      Holding Co.(a)                                      -          -         159      13,477       159      13,477
                      Phoenix
                      Companies, Inc.                                     -          -       1,050      12,495     1,050      12,495
                      ProCentury
                      Corp.                                               -          -         700       7,021       700       7,021
                      Progressive
                      Corp.                                             400     39,524           -           -       400      39,524
                      Prudential
                      Financial, Inc.                                 1,700    111,622       7,440     488,510     9,140     600,132
                      Prudential PLC                                      -          -      59,300     524,328    59,300     524,328
                      Quanta Capital
                      Holdings
                      Ltd.(a)                                             -          -       1,090       6,791     1,090       6,791
                      RLI Corp.                                           -          -         274      12,220       274      12,220
                      SAFECO Corp.                                      400     21,736           -           -       400      21,736
                      Selective
                      Insurance
                      Group, Inc.                                         -          -         180       8,919       180       8,919
                      Swiss Re,
                      Registered
                      Shares                                              -          -       4,564     279,343     4,564     279,343
                      Triad
                      Guaranty,
                      Inc.(a)                                             -          -         594      29,932       594      29,932
                      UICI                                                -          -         460      13,694       460      13,694
                      United America
                      Indemnity
                      Ltd., Class A
                      (a)                                                 -          -         570       9,798       570       9,798
                      Willis Group
                      Holdings Ltd.                                       -          -       7,293     238,627     7,293     238,627
                      XL Capital
                      Ltd., Class A                                       -          -       7,357     547,508     7,357     547,508
                                                                             ---------              ----------            ----------
                                       Insurance Total                         845,057               7,449,102             8,294,159
                                                                             ---------              ----------            ----------
Real Estate                                                  0.7%
                      Alexandria
                      Real Estate
                      Equities,
                      Inc., REIT                                          -          -         160      11,752       160      11,752
                      Apartment
                      Investment &
                      Management
                      Co., Class A,
                      REIT                                              100      4,092           -           -       100       4,092
                      Archstone-Smith
                      Trust, REIT                                         -          -      10,428     402,729    10,428     402,729
                      AvalonBay
                      Communities,
                      Inc., REIT                                          -          -       4,324     349,379     4,324     349,379
                      BioMed Realty
                      Trust, Inc.,
                      REIT                                                -          -         350       8,347       350       8,347
                      Boston
                      Properties,
                      Inc., REIT                                          -          -         400      28,000       400      28,000
                      Brandywine
                      Realty Trust,
                      REIT                                                -          -         410      12,566       410      12,566
                      CB Richard
                      Ellis Group,
                      Inc. Class A
                      (a)                                               200      8,772           -           -       200       8,772
                      Cousins
                      Properties,
                      Inc., REIT                                          -          -         340      10,057       340      10,057
                      EastGroup
                      Properties,
                      Inc., REIT                                          -          -         380      16,002       380      16,002
                      Equity Of ?ce
                      Properties
                      Trust, REIT                                         -          -       1,300      43,030     1,300      43,030
                      Equity One,
                      Inc., REIT                                          -          -         490      11,123       490      11,123
                      General Growth
                      Properties,
                      Inc., REIT                                        300     12,327           -           -       300      12,327
                      Getty Realty
                      Corp., REIT                                         -          -         400      11,080       400      11,080
                      Host Marriott
                      Corp., REIT                                         -          -       3,400      59,500     3,400      59,500
                      Kimco Realty
                      Corp., REIT                                         -          -       6,160     362,886     6,160     362,886
                      Mid-America
                      Apartment
                      Communities,
                      Inc., REIT                                          -          -         420      19,076       420      19,076
                      Nationwide
                      Health
                      Properties,
                      Inc., REIT                                          -          -         660      15,583       660      15,583
                      NTT Urban
                      Development
                      Corp.                                               -          -          84     343,262        84     343,262
                      ProLogis
                      Trust, REIT                                         -          -         636      25,593       636      25,593
                      PS Business
                      Parks, Inc.,
                      REIT                                                -          -         440      19,558       440      19,558
                      St. Joe Co.                                         -          -         580      47,293       580      47,293
                      Tanger Factory
                      Outlet
                      Centers, Inc.,
                      REIT                                                -          -         460      12,388       460      12,388
                      Universal
                      Health Realty
                      Income Trust,
                      REIT                                                -          -         220       8,384       220       8,384

                      Urstadt Biddle
                      Properties,
                      Inc., Class A,
                      REIT                                                -          -         480       8,314       480       8,314
                                                                             ---------              ----------            ----------
                                       Real Estate
                                       Total                                    25,191               1,825,902             1,851,093
                                                                             ---------              ----------            ----------
Thrifts & Mortgage
Finance                                                      0.3%
                      Countrywide
                      Financial Corp.                                   400     15,444       7,642     295,058     8,042     310,502
                      Fannie Mac                                      1,300     75,920           -           -     1,300      75,920
                      Freddie Mac                                     1,300     84,799           -           -     1,300      84,799
                      Golden West
                      Financial Corp.                                     -          -       1,300      83,694     1,300      83,694
                      MGIC
                      Investment
                      Corp.                                             600     39,132           -           -       600      39,132
                      PMI Group, Inc.                                 1,500     58,470       1,400      54,572     2,900     113,042
                      Sovereign
                      Bancorp, Inc                                        -          -       3,000      67,020     3,000      67,020
                      Washington
                      Mutual, Inc.                                      200      8,138           -           -       200       8,138
                      Webster
                      Financial Corp.                                     -          -       1,100      51,359     1,100      51,359
                                                                             ---------              ----------            ----------
                                       Thrifts &
                                       Mortgage
                                       Finance Total                           281,903                 551,703               833,606
                                                                             ---------              ----------            ----------
                                       FINANCIALS
                                       TOTAL                                 2,997,081              29,925,931            32,923,012
                                                                             ---------              ----------            ----------
HEALTH CARE                                                  9.4%
Biotechnology                                                0.7%
                      Affymetrix,
                      Inc.(a)                                             -          -         811      43,737       811      43,737
                      Amgen, Inc.(a)                                  3,400    205,564      13,570     820,442    16,970   1,026,006
                      AtheroGenics,
                      Inc.(a)                                             -          -       1,760      28,125     1,760      28,125
                      Cytogen
                      Corp.(a)                                            -          -       2,019      10,559     2,019      10,559
                      Enzo Biochem,
                      Inc.(a)                                             -          -       1,457      26,124     1,457      26,124
                      Exact Sciences
                      Corp.(a)                                            -          -       1,412       3,219     1,412       3,219
                      Exelixis,
                      Inc.(a)                                             -          -         961       7,140       961       7,140
                      Genzyme
                      Corp.(a)                                            -          -       1,450      87,131     1,450      87,131
                      Gilead
                      Sciences, Inc.
                      (a)                                             1,400     61,586         -           -       1,400      61,586
                      Human Genome
                      Sciences,
                      Inc.(a)                                             -          -         978      11,325       978      11,325
                      Illumina,
                      Inc.(a)                                             -          -       1,353      16,331     1,353      16,331
                      Isolagen,
                      Inc.(a)                                             -          -         101         414       101         414
                      Martek
                      Biosciences
                      Corp.(a)                                            -          -         380      14,421       380      14,421
                      NeoPharm,
                      Inc.(a)                                             -          -       2,701      26,983     2,701      26,983
                      Neurocrine
                      Biosciences,
                      Inc.(a)                                             -          -       1,230      51,734     1,230      51,734
                      OSI
                      Pharmaceuticals,
                      Inc.(a)                                             -          -         480      19,618       480      19,618
                      PRA
                      International
                      (a)                                                 -          -         530      14,193       530      14,193
                      Protein Design
                      Labs, Inc.(a)                                       -          -      18,070     365,195    18,070     365,195
                      QLT, Inc.(a)                                        -          -       3,413      35,564     3,413      35,564
                      Techne Corp.
                      (a)                                               100      4,591           -           -       100       4,591
                                                                             ---------              ----------            ----------
                                       Biotechnology
                                       Total                                   271,741               1,582,255             1,853,996
                                                                             ---------              ----------            ----------
Health Care
Equipment &
Supplies                                                     1.5%
                      Alcon, Inc.                                         -          -       2,880     314,928     2,880     314,928
                      American
                      Medical
                      Systems
                      Holdings,
                      Inc.(a)                                             -          -       1,286      26,556     1,286      26,556
                      Aspect Medical
                      Systems,
                      Inc.(a)                                             -          -         301       8,952       301       8,952
                      Bausch & Lomb,
                      Inc.                                                -          -       1,916     159,028     1,916     159,028
                      Baxter
                      International,
                      Inc.                                                -          -      12,090     448,539    12,090     448,539
                      Beckman
                      Coulter, Inc.                                       -          -         820      52,127       820      52,127
                      Bio-Rad
                      Laboratories,
                      Inc. Class A
                      (a)                                                 -          -         142       8,408       142       8,408
                      Biomet, Inc.                                        -          -       1,530      52,999     1,530      52,999
                      Boston
                      Scientific
                      Corp. (a)                                       1,200     32,400           -           -     1,200      32,400
                      DENTSPLY
                      International,
                      Inc.                                                -          -         860      46,440       860      46,440
                      Gen-Probe,
                      Inc.(a)                                             -          -       1,960      71,011     1,960      71,011
                      Greatbatch,
                      Inc.(a)                                             -          -         450      10,755       450      10,755
                      Haemonetics
                      Corp.(a)                                            -          -         280      11,379       280      11,379
                      Hologic,
                      Inc.(a)                                             -          -         472      18,762       472      18,762
                      Immucor,
                      Inc.(a)                                             -          -       1,293      37,432     1,293      37,432
                      INAMED Corp.(a)                                     -          -         330      22,100       330      22,100
                      Intuitive
                      Surgical,
                      Inc.(a)                                             -          -         202       9,421       202       9,421
                      Invacare Corp.                                      -          -         270      11,977       270      11,977
                      Kinetic
                      Concepts,
                      Inc.(a)                                             -          -       1,460      87,600     1,460      87,600
                      Kyphon, Inc.(a)                                     -          -         512      17,813       512      17,813
                      Medical Action
                      Industries,
                      Inc.(a)                                             -          -         155       2,767       155       2,767
                      Medtronic, Inc.                                 2,100    108,759      12,200     631,838    14,300     740,597
                      Millipore
                      Corp.(a)                                            -          -         800      45,384       800      45,384
                      Nektar
                      Therapeutics
                      (a)                                                 -          -       4,660      78,474     4,660      78,474
                      PerkinElmer,
                      Inc.                                            3,800     71,820           -           -     3,800      71,820
                      ResMed, Inc.(a)                                     -          -         920      60,711       920      60,711
                      Respironics,
                      Inc.(a)                                             -          -         971      35,063       971      35,063
                      SonoSite,
                      Inc.(a)                                             -          -         970      30,109       970      30,109
                      STERIS Corp.                                        -          -         560      14,431       560      14,431
                      Sybron Dental
                      Specialties,
                      Inc.(a)                                             -          -         320      12,038       320      12,038
                      Syneron
                      Medical Ltd.(a)                                     -          -         800      29,272       800      29,272
                      Thermo
                      Electron
                      Corp.(a)                                            -          -      28,920     777,081    28,920     777,081
                      Varian Medical
                      Systems,
                      Inc.(a)                                             -          -      22,270     831,339    22,270     831,339
                      Varian, Inc.(a)                                     -          -         970      36,656       970      36,656

                      Viasys
                      Healthcare,
                      Inc.(a)                                             -          -         270       6,099       270       6,099
                      Waters Corp.(a)                                     -          -       1,240      46,091     1,240      46,091
                                                                             ---------              ----------            ----------
                                       Health Care
                                       Equipment &
                                       Supplies Total                          212,979               4,053,580             4,266,559
                                                                             ---------              ----------            ----------
Health Care
Providers & Services                                         2.1%
                      Advisory Board
                      Co.(a)                                              -          -       1,359      66,238     1,359      66,238
                      Aetna, Inc.                                     1,300    107,666       7,330     607,071     8,630     714,737
                      Apria
                      Healthcare
                      Group, Inc.(a)                                      -          -         520      18,013       520      18,013
                      Cardinal
                      Health, Inc.                                    1,100     63,338           -           -     1,100      63,338
                      Caremark Rx,
                      Inc.(a)                                           400     17,808      13,810     614,821    14,210     632,629
                      Centene
                      Corp.(a)                                            -          -         589      19,779       589      19,779
                      Cerner Corp.(a)                                     -          -         830      56,415       830      56,415
                      CIGNA Corp.                                         -          -       3,535     378,351     3,535     378,351
                      Community
                      Health
                      Systems,
                      Inc.(a)                                             -          -       2,550      96,364     2,550      96,364
                      Coventry
                      Health Care,
                      Inc.(a)                                             -          -       1,170      82,777     1,170      82,777
                      Cross Country
                      Healthcare,
                      Inc.(a)                                             -          -         480       8,160       480       8,160
                      DaVita, Inc.(a)                                     -          -       2,970     135,076     2,970     135,076
                      Express
                      Scripts, Inc.
                      (a)                                             1,400     69,972           -           -     1,400      69,972
                      Genesis
                      HealthCare
                      Corp.(a)                                            -          -         370      17,124       370      17,124
                      Gentiva Health
                      Services,
                      Inc.(a)                                             -          -         650      11,609       650      11,609
                      HCA, Inc.                                           -          -       1,000      56,670     1,000      56,670
                      Health
                      Management
                      Associates,
                      Inc., Class A                                       -          -       2,260      59,167     2,260      59,167
                      Health Net,
                      Inc. (a)                                        2,000     76,320           -           -     2,000      76,320
                      HealthExtras,
                      Inc.(a)                                             -          -         388       7,787       388       7,787
                      Henry Schein,
                      Inc.(a)                                             -          -       1,200      49,824     1,200      49,824
                      Hooper Holmes,
                      Inc.                                                -          -       1,250       5,188     1,250       5,188
                      Hythiam,
                      Inc.(a)                                             -          -       2,400      13,440     2,400      13,440
                      Kindred
                      Healthcare,
                      Inc.(a)                                             -          -         670      26,539       670      26,539
                      Laboratory
                      Corp.of
                      America
                      Holdings (a)                                        -          -       1,740      86,826     1,740      86,826
                      LHC Group,
                      Inc.(a)                                             -          -       1,201      21,834     1,201      21,834
                      LifePoint
                      Hospitals,
                      Inc.(a)                                             -          -       1,200      60,624     1,200      60,624
                      McKesson Corp.                                  1,800     80,622           -           -     1,800      80,622
                      Medco Health
                      Solutions,
                      Inc.(a)                                             -          -       1,400      74,704     1,400      74,704
                      OCA, Inc.(a)                                        -          -         980       1,842       980       1,842
                      Owens & Minor,
                      Inc.                                                -          -         340      10,999       340      10,999
                      PAREXEL
                      International
                      Corp.(a)                                            -          -         610      12,108       610      12,108
                      Pediatrix
                      Medical Group,
                      Inc.(a)                                             -          -         310      22,797       310      22,797
                      Psychiatric
                      Solutions,
                      Inc.(a)                                             -          -         130       6,332       130       6,332
                      Quest
                      Diagnostics,
                      Inc.                                            1,400     74,578         970      51,672     2,370     126,250
                      RehabCare
                      Group, Inc.(a)                                      -          -         250       6,683       250       6,683
                      Res-Care,
                      Inc.(a)                                             -          -         300       4,068       300       4,068
                      Rhoen Klinikum
                      AG                                                  -          -       4,473     309,177     4,473     309,177
                      Symbion,
                      Inc.(a)                                             -          -         430      10,255       430      10,255
                      Triad
                      Hospitals,
                      Inc.(a)                                           400     21,856         560      30,598       960      52,454
                      U.S. Physical
                      Therapy,
                      Inc.(a)                                             -          -       1,300      24,934     1,300      24,934
                      United
                      Surgical
                      Partners
                      International,
                      Inc.(a)                                             -          -       1,020      53,122     1,020      53,122
                      UnitedHealth
                      Group, Inc.                                     2,400    125,136      21,170   1,103,804    23,570   1,228,940
                      VCA Antech,
                      Inc.(a)                                             -          -       1,241      30,094     1,241      30,094
                      WellPoint,
                      Inc.(a)                                             -          -      15,820   1,101,705    15,820   1,101,705
                                                                             ---------              ----------            ----------
                                       Health Care
                                       Providers &
                                       Services Total                          637,296               5,354,591             5,991,887
                                                                             ---------              ----------            ----------
Pharmaceuticals                                              5.1%
                      Abbott
                      Laboratories                                    1,700     83,317      25,930   1,270,829    27,630   1,354,146
                      Allergan, Inc.                                    700     59,668       1,250     106,550     1,950     166,218
                      Amylin
                      Pharmaceuticals,
                      Inc.(a)                                             -          -      22,930     479,925    22,930     479,925
                      BioSante
                      Pharmaceuticals,
                      Inc.(a)                                             -          -       2,600       9,750     2,600       9,750
                      Bone Care
                      International,
                      Inc.(a)                                             -          -       1,000      32,970     1,000      32,970
                      Caraco
                      Pharmaceutical
                      Laboratories
                      Ltd.(a)                                             -          -         791       6,787       791       6,787
                      Connetics
                      Corp.(a)                                            -          -         614      10,831       614      10,831
                      DepoMed,
                      Inc.(a)                                             -          -       6,138      26,823     6,138      26,823
                      DOV
                      Pharmaceutical,
                      Inc.(a)                                             -          -       1,670      31,162     1,670      31,162
                      Eli Lilly & Co.                                   500     27,855      10,950     610,025    11,450     637,880
                      Endo
                      Pharmaceuticals
                      Holdings,
                      Inc.(a)                                         1,000     26,280       2,010      52,823     3,010      79,103
                      Forest
                      Laboratories,
                      Inc. (a)                                          300     11,655           -           -       300      11,655
                      GlaxoSmithKline
                      PLC                                                 -          -      30,962     746,957    30,962     746,957
                      GlaxoSmithKline
                      PLC, ADR                                            -          -       5,489     266,271     5,489     266,271
                      IVAX Corp.(a)                                       -          -      17,950     385,925    17,950     385,925
                      Johnson &
                      Johnson                                         4,200    273,000      50,484   3,281,460    54,684   3,554,460
                      Medicis
                      Pharmaceutical
                      Corp., Class A                                      -          -       3,940     125,016     3,940     125,016
                      Merck & Co.,
                      Inc.                                            1,800     55,440      14,663     451,620    16,463     507,060
                      Neurochem,
                      Inc.(a)                                             -          -       1,764      17,728     1,764      17,728
                      Novartis AG,
                      Registered
                      Shares                                              -          -      14,905     706,977    14,905     706,977
                      Novartis AG,
                      ADR                                                 -          -      28,335   1,344,213    28,335   1,344,213
                      Noven
                      Pharmaceuticals,
                      Inc.(a)                                             -          -       2,300      40,204     2,300      40,204

                      Par
                      Pharmaceutical
                      Companies,
                      Inc.(a)                                             -          -         344      10,943       344      10,943
                      Penwest
                      Pharmaceuticals
                      Co.(a)                                              -          -       1,049      12,399     1,049      12,399
                      Perrigo Co.                                         -          -         720      10,037       720      10,037
                      P?zer, Inc.                                     9,900    273,042      48,671   1,342,346    58,571   1,615,388
                      Salix
                      Pharmaceuticals
                      Ltd.(a)                                             -          -       2,800      49,448     2,800      49,448
                      Sano fi-Aventis                                     -          -       6,620     541,411     6,620     541,411
                      Shire
                      Pharmaceuticals
                      Group PLC, ADR                                      -          -       1,300      42,640     1,300      42,640
                      Takeda
                      Pharmaceutical
                      Co., Ltd.                                           -          -       9,300     459,893     9,300     459,893
                      Teva
                      Pharmaceutical
                      Industries
                      Ltd., ADR                                           -          -      19,480     606,607    19,480     606,607
                      Wyeth                                             700     31,150       7,170     319,065     7,870     350,215
                                                                             ---------              ----------            ----------
                                       Pharmaceuticals
                                       Total                                   841,407              13,399,635            14,241,042
                                                                             ---------              ----------            ----------
                                       HEALTH CARE
                                       TOTAL                                 1,963,423              24,390,061            26,353,484
                                                                             ---------              ----------            ----------
Industrials                                                  7.3%
Aerospace & Defense                                          1.0%
                      AAR Corp.(a)                                        -          -        700       10,997       700      10,997
                      Armor
                      Holdings,
                      Inc.(a)                                             -          -      1,320       52,285     1,320      52,285
                      Boeing Co.                                      1,700    112,200           -           -     1,700     112,200
                      DRS
                      Technologies,
                      Inc.                                                -          -         300      15,384       300      15,384
                      Engineered
                      Support
                      Systems, Inc.                                       -          -         297      10,641       297      10,641
                      Esterline
                      Technologies
                      Corp.(a)                                            -          -         480      19,238       480      19,238
                      General
                      Dynamics Corp.                                      -          -       6,566     719,240     6,566     719,240
                      Goodrich Corp.                                      -          -       1,300      53,248     1,300      53,248
                      Honeywell
                      International,
                      Inc.                                                -          -       8,810     322,710     8,810     322,710
                      Kaman Corp.,
                      Class A                                             -          -         590      10,644       590      10,644
                      L-3
                      Communications
                      Holdings, Inc.                                      -          -       1,370     104,915     1,370     104,915
                      Ladish Co.,
                      Inc.(a)                                             -          -         493       4,925       493       4,925
                      Lockheed
                      Martin Corp.                                    1,300     84,331           -           -     1,300      84,331
                      Northrop
                      Grumman Corp.                                       -          -         800      44,200       800      44,200
                      Precision
                      Castparts Corp.                                     -          -         290      22,591       290      22,591
                      Rockwell
                      Collins, Inc.                                       -          -       1,260      60,077     1,260      60,077
                      Teledyne
                      Technologies,
                      Inc.(a)                                             -          -         322      10,491       322      10,491
                      United
                      Technologies
                      Corp.                                           2,200    112,970      19,644   1,008,719    21,844   1,121,689
                                                                             ---------              ----------            ----------
                                       Aerospace &
                                       Defense Total                           309,501               2,470,305             2,779,806
                                                                             ---------              ----------            ----------
Air Freight &
Logistics                                                    0.1%
                      C.H.Robinson
                      Worldwide, Inc.                                   200     11,640       1,510      87,882     1,710      99,522
                      FedEx Corp.                                       900     72,909           -           -       900      72,909
                      EGL, Inc.(a)                                        -          -       1,921      39,035     1,921      39,035
                      Hub Group,
                      Inc., Class A
                      (a)                                                 -          -          33         827        33         827
                      Ryder System,
                      Inc.                                                -          -         220       8,052       220       8,052
                      United Parcel
                      Services, Inc.
                      Class B                                           800     55,328           -           -       800      55,328
                      UTI Worldwide,
                      Inc.                                                -          -       1,830     127,404     1,830     127,404
                                                                             ---------              ----------            ----------
                                       Air Freight &
                                       Logistics Total                         139,877                 263,200               403,077
                                                                             ---------              ----------            ----------
Airlines                                                     0.0%
                      MAIR Holdings,
                      Inc.(a)                                             -          -         346       3,059       346       3,059
                      Skywest, Inc.                                       -          -         520       9,454       520       9,454
                      Southwest
                      Airlines Co.                                        -          -       3,810      53,073     3,810      53,073
                                                                             ---------              ----------            ----------
                                       Airlines Total                                -                  65,586                65,586
                                                                             ---------              ----------            ----------
Building Products                                            0.2%
                      American
                      Standard
                      Companies, Inc.                                     -          -      14,840     622,093    14,840     622,093
                      NCI Building
                      Systems,
                      Inc.(a)                                             -          -         380      12,464       380      12,464
                                                                             ---------              ----------            ----------
                                       Building
                                       Products Total                                -                 634,557               634,557
                                                                             ---------              ----------            ----------
Commercial Services
& Supplies                                                   1.2%
                      ABM
                      Industries,
                      Inc.                                                -          -         520      10,140       520      10,140
                      Allied Waste
                      Industries,
                      Inc. (a)                                        1,300     10,309           -           -     1,300      10,309
                      Angelica Corp.                                      -          -         270       6,618       270       6,618
                      Avery Dennison
                      Corp.                                               -          -         700      37,072       700      37,072
                      Brink's Co.                                     1,400     50,400         230       8,280     1,630      58,680
                      Casella Waste
                      Systems, Inc.,
                      Class A (a)                                         -          -       1,100      13,200     1,100      13,200
                      Cendant Corp.                                   4,600    102,902      12,155     271,907    16,755     374,809
                      Century
                      Business
                      Services,
                      Inc.(a)                                             -          -         660       2,673       660       2,673
                      ChoicePoint,
                      Inc.(a)                                             -          -       2,590     103,729     2,590     103,729
                      Cintas Corp.                                        -          -       1,100      42,460     1,100      42,460
                      Consolidated
                      Graphics,
                      Inc.(a)                                             -          -         490      19,977       490      19,977
                      Corporate
                      Executive
                      Board Co.                                           -          -       2,570     201,308     2,570     201,308
                      Educate,
                      Inc.(a)                                             -          -         230       3,255       230       3,255
                      H&R Block, Inc.                                   900     52,515           -           -       900      52,515
                      Healthcare
                      Services
                      Group, Inc.                                         -          -         945      18,976       945      18,976
                      Herman Miller,
                      Inc.                                              600     18,504           -           -       600      18,504
                      Imagistics
                      International,
                      Inc.(a)                                             -          -         540      15,120       540      15,120
                      Intersections,
                      Inc.(a)                                             -          -       1,218      14,238     1,218      14,238
                      Korn/Ferry
                      International
                      (a)                                                 -          -       1,720      30,530     1,720      30,530

                      Laureate Education,
                      Inc.(a)                                             -          -       1,200      57,432     1,200      57,432
                      Manpower, Inc.                                      -          -         600      23,868       600      23,868
                      MDC Partners, Inc.,
                      Class A (a)                                         -          -       3,600      30,456     3,600      30,456
                      Mine Safety
                      Appliances Co.                                      -          -         108       4,990       108       4,990
                      Navigant
                      Consulting, Inc.(a)                                 -          -         550       9,713       550       9,713
                      NCO Group, Inc.(a)                                  -          -       1,710      36,987     1,710      36,987
                      Nichii Gakkan Co.                                   -          -      16,600     403,262    16,600     403,262
                      Pitney Bowes, Inc.                                  -          -         600      26,130       600      26,130
                      Republic Services,
                      Inc.                                                -          -       4,609     165,970     4,609     165,970
                      Resources
                      Connection, Inc.(a)                                 -          -       1,241      28,828     1,241      28,828
                      Robert Half
                      International, Inc.                                 -          -       4,690     117,109     4,690     117,109
                      Secom Co., Ltd.                                     -          -      14,500     621,259    14,500     621,259
                      Senomyx, Inc.(a)                                    -          -         488       8,057       488       8,057
                      ServiceMaster Co.                               2,800     37,520           -           -     2,800      37,520
                      Sourcecorp, Inc.(a)                                 -          -         330       6,541       330       6,541
                      TeleTech Holdings,
                      Inc.(a)                                             -          -         810       6,602       810       6,602
                      United Stationers,
                      Inc.(a)                                             -          -         110       5,401       110       5,401
                      Waste Connections,
                      Inc.(a)                                             -          -         150       5,594       150       5,594
                      Waste Management,
                      Inc.                                            1,600     45,344      20,698     586,581    22,298     631,925
                                                                            ----------             -----------           -----------
                                          Building Products
                                          Total                                317,494               2,944,263             3,261,757
                                                                            ----------             -----------           -----------
Construction &
Engineering                                                    0.1%
                      Chicago Bridge &
                      Iron Co.,NV,
                      N.Y.Registered
                      Shares                                              -          -       2,270      51,892     2,270      51,892
                      Comfort Systems
                      USA, Inc.(a)                                        -          -          20         132        20         132
                      Dycom Industries,
                      Inc.(a)                                             -          -         490       9,707       490       9,707
                      EMCOR Group, Inc.(a)                                -          -         160       7,824       160       7,824
                      Fluor Corp.                                         -          -         500      28,795       500      28,795
                      Jacobs Engineering
                      Group, Inc.(a)                                      -          -       2,525     142,056     2,525     142,056
                      Washington Group
                      International,
                      Inc.(a)                                             -          -         310      15,847       310      15,847
                                                                            ----------             -----------           -----------
                                          Construction &
                                          Engineering Total                          -                 256,253               256,253
                                                                            ----------             -----------           -----------
Electrical Equipment                                           0.5%
                      AMETEK, Inc.                                        -          -       1,100      46,035     1,100      46,035
                      Evergreen Solar,
                      Inc.(a)                                             -          -         732       4,707       732       4,707
                      Genlyte Group,
                      Inc.(a)                                             -          -         360      17,546       360      17,546
                      Hubbell, Inc.,
                      Class B                                             -          -         500      22,050       500      22,050
                      Plug Power, Inc.(a)                                 -          -       4,323      29,613     4,323      29,613
                      Rockwell
                      Automation, Inc..                                   -          -      16,160     787,154    16,160     787,154
                      Vestas Wind Systems
                      A/S (a)                                             -          -      34,636     570,955    34,636     570,955
                      Woodward Governor
                      Co.                                                 -          -         180      15,125       180      15,125
                                                                            ----------             -----------           -----------
                                          Electrical Equipment
                                          Total                                      -               1,493,185             1,493,185
                                                                            ----------             -----------           -----------
Industrial
Conglomerates                                                  2.6%
                      3M Co.                                            500     36,150       8,400     607,320     8,900     643,470
                      General Electric Co.                            1,600    401,940     141,644   4,907,964   153,244   5,309,904
                      Siemens AG,
                      Registered Shares                                   -          -       5,400     392,162     5,400     392,162
                      Textron, Inc.                                       -          -      11,714     888,507    11,714     888,507
                                                                            ----------             -----------           -----------
                                          Industrial
                                          Conglomerates Total                  438,090               6,795,953             7,234,043
                                                                            ----------             -----------           -----------
Machinery                                                      1.0%
                      AGCO Corp.(a)                                       -          -       1,400      26,768     1,400      26,768
                      Atlas Copco AB                                      -          -      21,237     335,746    21,237     335,746
                      Briggs & Stratton
                      Corp.                                               -          -         340      11,771       340      11,771
                      Bucyrus
                      International,
                      Inc., Class A                                       -          -         203       7,710       203       7,710
                      Cummis, Inc.                                      600     44,766           -           -       600      44,766
                      Cuno, Inc.(a)                                       -          -       1,300      92,872     1,300      92,872
                      Deere & Co.                                         -          -       5,643     369,560     5,643     369,560
                      Dover Corp.                                         -          -         700      25,466       700      25,466
                      Eaton Corp.                                         -          -       6,462     387,074     6,462     387,074
                      EnPro Industries,
                      Inc.(a)                                             -          -         530      15,301       530      15,301
                      Harsco Corp.                                      600     32,730         370      20,183       970      52,913
                      Ingersoll-Rand Co.,
                      Ltd., Class A                                       -          -         700      49,945       700      49,945
                      Illinois Tool
                      Works, Inc.                                       700     55,776           -           -       700      55,776
                      ITT Industries, Inc.                                -          -       4,660     454,956     4,660     454,956
                      Joy Global, Inc.                                    -          -       2,670      89,685     2,670      89,685
                      Kadant, Inc.(a)                                     -          -         232       5,088       232       5,088
                      Kennametal, Inc.                                    -          -         600      27,510       600      27,510
                      Parker Hannifin Corp.                               -          -         700      43,407       700      43,407
                      Pentair, Inc.                                       -          -       2,100      89,901     2,100      89,901
                      Robbins & Myers,
                      Inc.                                                -          -         276       5,937       276       5,937
                      Terex Corp.(a)                                      -          -       2,870     113,078     2,870     113,078
                      Volvo AB, Class B                                   -          -      12,102     491,066    12,102     491,066
                      Wabash National
                      Corp.                                               -          -       1,320      31,983     1,320      31,983
                      Wabtec Corp.                                        -          -         491      10,547       491      10,547
                                                                            ----------             -----------           -----------
                                          Machinery Total                      133,272               2,705,554             2,838,826
                                                                            ----------             -----------           -----------

Road & Rail                                                    0.4%
                      Burlington Northern
                      Santa Fe Corp.                                      -          -       1,000      47,080     1,000      47,080
                      Dollar Thrifty
                      Automotive Group,
                      Inc.(a)                                             -          -         330      12,533       330      12,533
                      East Japan Railway
                      Co.                                                 -          -         127     651,182       127     651,182
                      Genesee & Wyoming,
                      Inc., Class A (a)                                   -          -       1,567      42,638     1,567      42,638
                      Heartland Express,
                      Inc.                                                -          -       2,460      47,798     2,460      47,798
                      Landstar System,
                      Inc.(a)                                             -          -       1,866      56,207     1,866      56,207
                      Norfolk Southern
                      Corp.                                           1,700     52,632       1,400      43,344     3,100      95,976
                      Werner Enterprises,
                      Inc.                                                -          -         550      10,802       550      10,802
                      Yellow Roadway
                      Corp. (a)                                       1,100     55,880           -           -     1,100      55,880
                                                                            ----------             -----------           -----------
                                          Machinery Total                      108,512                 911,584             1,020,096
                                                                            ----------             -----------           -----------
Trading Companies &
Distributors                                                   0.2%
                      Aceto Corp.                                         -          -       2,884      21,572     2,884      21,572
                      Hughes Supply, Inc.                                 -          -         520      14,612       520      14,612
                      Mitsubishi Corp.                                    -          -      35,700     483,001    35,700     483,001
                      United Rentals,
                      Inc.(a)                                             -          -       1,300      26,273     1,300      26,273
                      W.W. Grainger, Inc.                               800     43,832           -           -       800      43,832
                      Watsco, Inc.                                        -          -         580      24,708       580      24,708
                                                                            ----------             -----------           -----------
                                          Trading Companies &
                                          Distributors Total                    43,832                 570,166               613,998
                                                                            ----------             -----------           -----------
Transportation                                                 0.0%
                      Laidlaw
                      International, Inc.
                      (a)                                             1,600     38,560           -           -     1,600      38,560
                                                                            ----------             -----------           -----------
                                          INDUSTRIALS TOTAL                 1,529,1381              19,110,606            20,639,744
                                                                            ----------             -----------           -----------
INFORMATION TECHNOLOGY                                         5.0%
Communications
Equipment                                                      1.5%
                      ADTRAN, Inc.                                        -          -         490      12,118       490      12,118
                      Anaren, Inc.(a)                                     -          -         710       9,337       710       9,337
                      Andrew Corp.(a)                                     -          -       4,500      57,420     4,500      57,420
                      Audiocodes Ltd.(a)                                  -          -         480       4,776       480       4,776
                      Avocent Corp.(a)                                    -          -       1,430      37,380     1,430      37,380
                      Belden CDT, Inc.                                    -          -         320       6,784       320       6,784
                      Black Box Corp.                                     -          -         200       7,080       200       7,080
                      C-COR.net Corp.(a)                                  -          -          45         309        45         309
                      Cisco Systems,
                      Inc.(a)                                         8,900    170,079      73,659   1,407,623    82,559   1,577,702
                      Comverse
                      Technology, Inc.(a)                                 -          -       4,820     113,993     4,820     113,993
                      Finisar Corp.(a)                                    -          -       7,447       7,819     7,447       7,819
                      Foundry Networks,
                      Inc.(a)                                             -          -       4,632      39,974     4,632      39,974
                      Harris Corp.                                        -          -       1,480      46,191     1,480      46,191
                      Inter-Tel, Inc.                                     -          -          59       1,098        59       1,098
                      Juniper Networks,
                      Inc.(a)                                             -          -      13,000     327,340    13,000     327,340
                      Motorola, Inc.                                  2,700     49,302           -           -     2,700      49,302
                      NICE Systems Ltd.,
                      ADR (a)                                             -          -         860      33,944       860      33,944
                      Nokia Oyj, ADR                                      -          -      39,749     661,423    39,749     661,423
                      Packeteer, Inc.(a)                                  -          -         252       3,553       252       3,553
                      Plantronics, Inc.                                   -          -         250       9,090       250       9,090
                      QUALCOMM, Inc.                                  1,300     42,913      19,660     648,977    20,960     691,890
                      Telefonaktiebolaget
                      LM Ericsson, Class B                                -          -     122,436     391,118   122,436     391,118
                      Tollgrade
                      Communications,
                      Inc.(a)                                             -          -         530       3,975       530       3,975
                                                                            ----------             -----------           -----------
                                          Communications
                                          Equipment Total                      262,294               3,831,322             4,093,616
                                                                            ----------             -----------           -----------
Computers & Peripheral                                         1.8%
                      Apple Computer,
                      Inc. (a)                                          900     33,129                               900      33,129
                      ATI Technologies,
                      Inc.(a)                                             -          -       1,400      16,590     1,400      16,590
                      Dell, Inc.(a)                                   4,400    173,844      32,220   1,273,012    36,620   1,446,856
                      Electronics for
                      Imaging, Inc.(a)                                    -          -         170       3,577       170       3,577
                      EMC Corp.(a)                                    3,400     46,614      38,840     532,497    42,240     579,111
                      Hewlett-Packard Co.                             3,100     72,881      15,240     358,292    18,340     431,173
                      Imation Corp.                                       -          -         260      10,085       260      10,085
                      Intergraph Corp.(a)                                 -          -         190       6,547       190       6,547
                      International
                      Business Machines
                      Corp.                                           2,200    163,240      22,758   1,688,644    24,958   1,851,884
                      Lexmark
                      International,
                      Inc., Class A (a)                                   -          -       6,326     410,115     6,326     410,115
                      Neoware Systems,
                      Inc.(a)                                             -          -          88         901        88         901
                      Network Appliance,
                      Inc.(a)                                             -          -       1,920      54,278     1,920      54,278
                      SanDisk Corp.(a)                                    -          -       2,250      53,393     2,250      53,393
                      SimpleTech, Inc.(a)                                 -          -       8,000      30,640     8,000      30,640
                      Western Digital
                      Corp. (a)                                         300      4,026           -           -       300       4,026
                                                                            ----------             -----------           -----------
                                          Computers &
                                          Peripherals Total                    493,734               4,438,571             4,932,305
                                                                            ----------             -----------           -----------
Electronic Equipment &
Instruments                                                    0.6%
                      Aero flex, Inc.(a)                                  -          -          68         572        68         572
                      Agilent
                      Technologies,
                      Inc.(a)                                             -          -       1,500      34,530     1,500      34,530
                      Agilysys, Inc.                                      -          -         410       6,437       410       6,437

                      Amphenol Corp.,
                      Class A                                         2,000     80,340       1,400      56,238     3,400     136,578
                      Anixter
                      International,
                      Inc.(a)                                             -          -       1,400      52,038     1,400      52,038
                      Applied Films
                      Corp.(a)                                            -          -       1,493      38,221     1,493      38,221
                      Arrow Electronics,
                      Inc.(a)                                             -          -       1,700      46,172     1,700      46,172
                      AU Optronics
                      Corp., ADR (a)                                      -          -      35,300     597,982    35,300     597,982
                      Audiovox Corp.,
                      Class A (a)                                         -          -       1,384      21,452     1,384      21,452
                      AVX Corp.                                           -          -       2,300      27,876     2,300      27,876
                      Benchmark
                      Electronics,
                      Inc.(a)                                             -          -         370      11,255       370      11,255
                      Brightpoint,
                      Inc.(a)                                             -          -         770      17,086       770      17,086
                      Daktronics, Inc.                                    -          -         979      19,590       979      19,590
                      Flextronics
                      International
                      Ltd.(a)                                           500      6,605       2,000      26,420     2,500      33,025
                      FLIR Systems,
                      Inc.(a)                                             -          -         273       8,146       273       8,146
                      Global Imaging
                      Systems, Inc.(a)                                    -          -       2,020      64,357     2,020      64,357
                      Hoya Corp.                                          -          -       3,000     344,698     3,000     344,698
                      Ingram Micro,
                      Inc., Class A (a)                               1,300     20,358       1,100      17,226     2,400      37,584
                      Itron, Inc.(a)                                      -          -         670      29,936       670      29,936
                      Littelfuse, Inc.(a)                                 -          -       1,200      33,420     1,200      33,420
                      Mettler-Toledo
                      International,
                      Inc.(a)                                             -          -         900      41,922       900      41,922
                      MTS Systems Corp.                                   -          -         370      12,425       370      12,425
                      Photon Dynamics,
                      Inc.(a)                                             -          -       1,400      28,854     1,400      28,854
                      Plexus Corp.(a)                                     -          -       2,150      30,594     2,150      30,594
                      Tektronix, Inc.                                     -          -       1,200      27,924     1,200      27,924
                      Vishay
                      Intertechnology,
                      Inc.(a)                                             -          -       1,110      13,176     1,110      13,176
                                         Electronic Equipment               ----------             -----------           -----------
                                         & Instruments Total                   107,303               1,608,547             1,715,850
                                                                            ----------             -----------           -----------
Internet Software &
Services                                                       0.4%
                      CNET Networks,
                      Inc.(a)                                             -          -         480       5,635       480       5,635
                      Corillian Corp.(a)                                  -          -       8,372      25,953     8,372      25,953
                      Digital River,
                      Inc.(a)                                             -          -         920      29,210       920      29,210
                      Digitas, Inc.(a)                                    -          -       5,635      64,295     5,635      64,295
                      EarthLink, Inc.(a)                                  -          -       1,370      11,864     1,370      11,864
                      Equinix, Inc.(a)                                    -          -         977      42,343       977      42,343
                      InfoSpace, Inc.(a)                                  -          -       1,290      42,480     1,290      42,480
                      Keynote Systems,
                      Inc.(a)                                             -          -         640       7,469       640       7,469
                      Secure Computing
                      Corp.(a)                                            -          -         418       4,548       418       4,548
                      ValueClick, Inc.(a)                                 -          -         452       5,573       452       5,573
                      VeriSign, Inc.(a)                                   -          -       1,570      45,153     1,570      45,153
                      Yahoo!, Inc.(a)                                     -          -      22,550     781,358    22,550     781,358
                                                                            ----------             -----------           -----------
                                         Internet Software &
                                         Services Total                              -               1,065,881             1,065,881
                                                                            ----------             -----------           -----------
IT Services                                                    0.6%
                      Accenture Ltd.,
                      Class A (a)                                     1,100     24,937      24,207     548,773    25,307     573,710
                      Acxiom Corp.                                        -          -         490      10,231       490      10,231
                      Afiliated Computer
                      Services, Inc.,
                      Class A (a)                                       700     35,770       1,630      83,293     2,330     119,063
                      Alliance Data
                      Systems Corp.(a)                                    -          -       2,560     103,834     2,560     103,834
                      Anteon
                      International
                      Corp.(a)                                            -          -          68       3,102        68       3,102
                      Automatic Data
                      Processing, Inc.                                    -          -       6,189     259,752     6,189     259,752
                      Cognizant
                      Technology
                      Solutions Corp.,
                      Class A (a)                                         -          -       6,970     328,496     6,970     328,496
                      Computer Sciences
                      Corp. (a)                                         900     39,330           -           -       900      39,330
                      Euronet Worldwide,
                      Inc.(a)                                             -          -         235       6,831       235       6,831
                      Fiserv, Inc.(a)                                     -          -       1,340      57,553     1,340      57,553
                      First Data Corp.                                1,100     44,154           -           -     1,100      44,154
                      MAXIMUS, Inc.                                       -          -       1,002      35,361     1,002      35,361
                      MPS Group, Inc.(a)                                  -          -       1,830      17,239     1,830      17,239
                      MTC Technologies,
                      Inc.(a)                                             -          -       1,870      68,872     1,870      68,872
                      Paychex, Inc.                                       -          -       1,100      35,794     1,100      35,794
                      Sykes Enterprises,
                      Inc.(a)                                             -          -         493       4,683       493       4,683
                                                                            ----------             -----------           -----------
                                         IT Services Total                     144,191               1,563,814             1,708,005
                                                                            ----------             -----------           -----------
Office Electronics                                             0.1%
                      Xerox Corp.(a)                                      -          -      24,783     341,757    24,783     341,757
                      Zebra Technologies
                      Corp., Class A (a)                                  -          -         610      26,712       610      26,712
                                                                                                    ----------            ----------
                                         Office Electronics
                                         Total                                                         368,469               368,469
                                                                                                    ----------            ----------

                                         INFORMATION
                                         TECHNOLOGY TOTAL                    1,007,522              12,876,604            13,884,126
                                                                            ----------             -----------           -----------
SEMICONDUCTORS &
SEMICONDUCTOR                                                  5.2%
Equipment                                                      2.5%
                      Advanced Micro
                      Devices, Inc.(a)                                    -          -       1,700      29,478     1,700      29,478
                      Agere Systems,
                      Inc. (a)                                          100      1,200           -           -       100       1,200
                      Altera Corp.(a)                                     -          -      18,960     375,787    18,960     375,787
                      Applied Materials,
                      Inc.                                            4,400     71,192           -           -     4,400      71,192
                      ATMI, Inc.(a)                                       -          -         230       6,672       230       6,672
                      Broadcom Corp.,
                      Class A (a)                                       900     31,959       4,540     161,215     5,440     193,174

                      Brooks
                      Automation,
                      Inc.(a)                                             -          -         924      13,721       924      13,721
                      Cymer, Inc.(a)                                      -          -         229       6,034       229       6,034
                      Cypress
                      Semiconductor
                      Corp.(a)                                            -          -       3,500      44,065     3,500      44,065
                      DSP Group,
                      Inc.(a)                                             -          -       1,066      25,446     1,066      25,446
                      Entegris, Inc.(a)                                   -          -       6,300      62,370     6,300      62,370
                      Exar Corp.(a)                                       -          -         630       9,381       630       9,381
                      Fairchild
                      Semiconductor
                      International,
                      Inc.(a)                                             -          -         340       5,015       340       5,015
                      FEI Co.(a)                                          -          -       2,200      50,182     2,200      50,182
                      Integrated
                      Circuit Systems,
                      Inc.(a).                                            -          -         182       3,757       182       3,757
                      Integrated
                      Device
                      Technology,
                      Inc.(a)                                             -          -         796       8,557       796       8,557
                      Intel Corp.                                    10,500    273,630      53,193   1,386,210    63,693   1,659,840
                      IXYS Corp.(a)                                       -          -       4,900      69,482     4,900      69,482
                      KLA-Tencor Corp.                                    -          -       1,030      45,011     1,030      45,011
                      Lam Research
                      Corp.(a)                                        1,400     40,530       1,100      31,834     2,500      72,364
                      Leadis
                      Technology,
                      Inc.(a)                                             -          -       1,920      15,456     1,920      15,456
                      Linear
                      Technology Corp.                                    -          -      11,190     410,561    11,190     410,561
                      Marvell
                      Technology Group
                      Ltd.(a)                                             -          -       4,960     188,679     4,960     188,679
                      MEMC Electronic
                      Materials,
                      Inc.(a)                                           600      9,462      24,740     390,150    25,340     399,612
                      Microchip
                      Technology, Inc.                                    -          -       7,650     226,593     7,650     226,593
                      Microsemi
                      Corp.(a)                                            -          -          50         940        50         940
                      Mykrolis Corp.(a)                                   -          -       3,000      42,630     3,000      42,630
                      National
                      Semiconductor
                      Corp.                                           2,500     55,075       1,740      38,332     4,240      93,407
                      Nikon Corp.                                         -          -      49,000     552,080    49,000     552,080
                      NVIDIA Corp.(a)                                     -          -       2,700      72,144     2,700      72,144
                      Samsung
                      Electronics
                      Co.,Ltd., GDR (b)                                   -          -       3,095     736,009     3,095     736,009
                      Silicon Image,
                      Inc.(a)                                             -          -       1,550      15,903     1,550      15,903
                      Silicon Storage
                      Technology,
                      Inc.(a)                                             -          -       4,945      19,928     4,945      19,928
                      Standard
                      Microsystems
                      Corp.(a)                                            -          -         530      12,391       530      12,391
                      Taiwan
                      Semiconductor
                      Manufacturing
                      Co., Ltd., ADR                                      -          -      41,097     374,804    41,097     374,804
                      Tessera
                      Technologies,
                      Inc.(a)                                             -          -          54       1,804        54       1,804
                      Texas
                      Instruments, Inc.                               1,700     47,719      33,570     942,310    35,270     990,029
                      Ultratech,
                      Inc.(a)                                             -          -       2,538      46,445     2,538      46,445
                      Virage Logic
                      Corp.(a)                                            -          -       4,210      43,363     4,210      43,363
                                                                            ----------             -----------           -----------
                                         Equipment Total                       530,767               6,464,739             6,995,506
                                                                            ----------             -----------           -----------
Software                                                       2.7%
                      Activision,
                      Inc.(a)                                             -          -         800      13,216       800      13,216
                      Adobe Systems,
                      Inc.                                              300      8,583           -           -       300       8,583
                      Amdocs Ltd.(a)                                      -          -       2,170      57,353     2,170      57,353
                      American
                      Reprographics
                      Co.(a)                                              -          -         467       7,514       467       7,514
                      ANSYS, Inc.(a)                                      -          -         146       5,203       146       5,203
                      Autodesk, Inc.
                      (a)                                             1,000     34,340      10,520     361,572    11,520     395,912
                      Cadence Design
                      Systems, Inc.(a)                                    -          -       1,000      13,660     1,000      13,660
                      Captaris, Inc.(a)                                   -          -       1,300       5,382     1,300       5,382
                      Captiva Software
                      Corp.(a)                                            -          -       3,393      48,995     3,393      48,995
                      Check Point
                      Software
                      Technologies                                        -          -       2,900      57,420     2,900      57,420
                      Ltd.(a)
                      Citrix Systems,
                      Inc.(a)                                         2,100     45,486       3,670      79,492     5,770     124,978
                      Electronic Arts,
                      Inc.(a)                                             -          -       8,870     502,131     8,870     502,131
                      Epicor Software
                      Corp.(a)                                            -          -       3,254      42,953     3,254      42,953
                      FileNET Corp.(a)                                    -          -       1,400      35,196     1,400      35,196
                      Hyperion
                      Solutions
                      Corp.(a)                                            -          -       1,688      67,925     1,688      67,925
                      Internet
                      Security
                      Systems, Inc.(a)                                    -          -         480       9,739       480       9,739
                      Intuit, Inc. (a)                                1,100     49,621           -           -     1,100      49,621
                      Kronos, Inc.(a)                                     -          -         148       5,978       148       5,978
                      Lawson Software,
                      Inc.(a)                                             -          -         640       3,296       640       3,296
                      Macromedia,
                      Inc.(a)                                             -          -         750      28,665       750      28,665
                      Magma Design
                      Automation,                                         -          -       2,636      22,037     2,636      22,037
                      Inc.(a)
                      Manhattan
                      Associates,                                         -          -       2,100      40,341     2,100      40,341
                      Inc.(a)
                      McAfee, Inc.(a)                                     -          -       1,330      34,819     1,330      34,819
                      Mercury
                      Interactive                                         -          -       2,090      80,172     2,090      80,172
                      Corp.(a)
                      Micromuse,
                      Inc.(a)                                             -          -       5,398      30,553     5,398      30,553
                      MICROS Systems,
                      Inc.(a)                                             -          -         330      14,768       330      14,768
                      Microsoft Corp.                                11,100    275,724     105,750   2,626,830   116,850   2,902,554
                      MSC.Software
                      Corp.(a)                                            -          -         820      11,275       820      11,275
                      NAVTEQ (a)                                          -          -       9,690     360,274     9,690     360,274
                      Open Solutions,
                      Inc.(a)                                             -          -         602      12,227       602      12,227
                      OpenTV Corp.,
                      Class A (a)                                         -          -       6,256      17,141     6,256      17,141
                      Oracle Corp.(a)                                 6,600     87,120      24,800     327,360    31,400     414,480
                      PLATO Learning,
                      Inc.(a)                                             -          -       1,050       7,749     1,050       7,749
                      Progress
                      Software Corp.(a)                                   -          -         254       7,658       254       7,658
                      Quest Software,
                      Inc.(a)                                         2,200     29,986          37         504     2,237      30,490
                      RSA Security,
                      Inc.(a)                                             -          -       1,558      17,886     1,558      17,886
                      SAP AG                                              -          -       1,969     341,660     1,969     341,660
                      SAP AG, ADR                                         -          -      23,140   1,001,962    23,140   1,001,962
                      ScanSoft, Inc.(a)                                   -          -       3,838      14,508     3,838      14,508

                      SeaChange
                      International,
                      Inc.(a)                                             -          -       2,426      17,031     2,426      17,031
                      Sybase, Inc.(a)                                     -          -         540       9,909       540       9,909
                      Symantec Corp.(a)                               2,500     54,350      24,760     538,282    27,260     592,632
                      Synopsys, Inc. (a)                              3,100     51,677           -           -     3,100      51,677
                      Take-Two
                      Interactive                                         -          -         330       8,399       330       8,399
                      Software, Inc.(a)
                      THQ, Inc.(a)                                        -          -         220       6,439       220       6,439
                      Transaction
                      Systems                                             -          -         620      15,271       620      15,271
                      Architects, Inc.,
                      Class A (a)
                      Verint Systems,
                      Inc.(a)                                             -          -       1,200      38,592     1,200      38,592
                      VERITAS Software
                      Corp.(a)                                            -          -       4,250     103,700     4,250     103,700
                                                                            ----------             -----------           -----------
                                        Software Total                         636,887               7,053,037             7,689,924
                                                                            ----------             -----------           -----------
                                        SEMICONDUCTORS &
                                        SEMICONDUCTOR TOTAL                  1,167,654              13,517,776            14,685,430
                                                                            ----------             -----------           -----------
MATERIALS                                                      2.3%
Chemicals                                                      1.5%
                      Agrium, Inc.                                        -          -       2,200      43,142     2,200      43,142
                      Air Products &
                      Chemicals, Inc.                                     -          -      20,631   1,244,049    20,631   1,244,049
                      Airgas, Inc.                                        -          -       1,696      41,840     1,696      41,840
                      Ashland, Inc.                                       -          -         600      43,122       600      43,122
                      BOC Group PLC                                       -          -      16,469     295,148    16,469     295,148
                      Celanese Corp.,
                      Series A (a)                                        -          -       2,100      33,369     2,100      33,369
                      Cytec Industries,
                      Inc.                                                -          -         300      11,940       300      11,940
                      Dow Chemical Co.                                  700     31,171           -           -       700      31,171
                      Eastman Chemical
                      Co.                                                 -          -         500      27,575       500      27,575
                      E.I. Du Pont de
                      Nemours & Co.                                     600     25,806           -           -       600      25,806
                      Engelhard Corp.                                     -          -       1,100      31,405     1,100      31,405
                      H.B.Fuller Co.                                      -          -         440      14,986       440      14,986
                      Kaneka Corp.                                        -          -      31,000     346,311    31,000     346,311
                      Landec Corp.(a)                                     -          -       4,056      26,364     4,056      26,364
                      Linde AG                                            -          -       4,124     277,338     4,124     277,338
                      Lubrizol Corp.                                      -          -       1,300      54,613     1,300      54,613
                      Minerals
                      Technologies, Inc.                                  -          -         220      13,552       220      13,552
                      Nalco Holding
                      Co.(a)                                              -          -       1,800      35,334     1,800      35,334
                      Potash Corp.of
                      Saskatchewan, Inc.                                  -          -       1,910     182,558     1,910     182,558
                      PPG Industries,
                      Inc.                                            1,000     62,760       3,453     216,710     4,453     279,470
                      Praxair, Inc.                                       -          -      13,940     649,604    13,940     649,604
                      Rohm and Haas Co.                                   -          -       1,100      50,974     1,100      50,974
                      Schulman (A.),
                      Inc.                                                -          -         580      10,376       580      10,376
                      Sensient
                      Technologies Corp.                                  -          -         380       7,832       380       7,832
                      Shin-Etsu
                      Chemical Co., Ltd.                                  -          -       8,600     325,071     8,600     325,071
                      Stepan Co.                                          -          -         310       6,851       310       6,851
                      Symyx
                      Technologies,                                       -          -         185       5,176       185       5,176
                      Inc.(a)
                      UAP Holding Corp.                                   -          -       1,230      20,418     1,230      20,418
                      Zoltek Companies,
                      Inc.(a)                                             -          -       2,325      26,110     2,325      26,110
                                                                            ----------             -----------           -----------
                                        Chemicals Total                        119,737               4,041,768             4,161,505
                                                                            ----------             -----------           -----------
Construction Materials                                         0.2%
                      Eagle Materials,
                      Inc.                                                -          -         240      22,222       240      22,222
                      Holcim Ltd.,
                      Registered Shares                                   -          -       5,675     343,819     5,675     343,819
                      Lafarge SA                                          -          -       2,311     209,497     2,311     209,497
                      Martin Marietta
                      Materials, Inc.                                   600     41,472         700      48,384     1,300      89,856
                                                                            ----------             -----------           -----------
                                        Construction
                                        Materials Total                         41,472                 623,922               665,394
                                                                            ----------             -----------           -----------
Containers & Packaging                                         0.1%
                      AptarGroup, Inc.                                    -          -         220      11,176       220      11,176
                      Ball Corp.                                      2,300     82,708           -           -     2,300      82,708
                      Bemis Co., Inc.                                     -          -       1,200      31,848     1,200      31,848
                      Crown Holdings,
                      Inc.(a)                                           600      8,538       1,700      24,191     2,300      32,729
                      Greif, Inc.,Class
                      A                                                   -          -         370      22,607       370      22,607
                      Pactiv Corp. (a)                                1,700     36,686           -           -     1,700      36,686
                                                                            ----------             -----------           -----------
                                        Containers &
                                        Packaging Total                        127,932                  89,822               217,754
                                                                            ----------             -----------           -----------
Metals & Mining                                                0.1%
                      Alcoa, Inc.                                     1,300     33,969           -           -     1,300      33,969
                      Alpha Natural
                      Resources, Inc.(a)                                  -          -         420      10,030       420      10,030
                      AMCOL
                      International
                      Corp.                                               -          -       2,440      45,848     2,440      45,848
                      Carpenter
                      Technology Corp.                                    -          -         130       6,734       130       6,734
                      Metal Management,
                      Inc.                                                -          -         360       6,966       360       6,966
                      RTI International
                      Metals, Inc.(a)                                     -          -         330      10,365       330      10,365
                      Worthington
                      Industries, Inc.                                    -          -         340       5,372       340       5,372
                      Allegheny
                      Technologies,                                       -          -         830      18,310       830      18,310
                      Inc.
                      Cleveland-Cliffs,
                      Inc.                                                -          -         230      13,285       230      13,285
                      Foundation Coal
                      Holdings, Inc.                                      -          -         130       3,372       130       3,372

                      Freeport-McMoRan
                      Copper & Gold,                                      -          -       2,270      84,989     2,270      84,989
                      Inc., Class B
                      Inco Ltd.                                           -          -       1,490      56,247     1,490      56,247
                      Phelps Dodge Corp.                                100      9,250         980      90,650     1,080      99,900
                      Reliance Steel &
                      Aluminum Co.                                        -          -         186       6,895       186       6,895
                      Southern Peru
                      Copper Corp.                                      100      4,284           -           -       100       4,284
                                                                            ----------             -----------           -----------
                                          Metals & Mining Total                 47,503                 359,063               406,566
                                                                            ----------             -----------           -----------
Paper & Forest Products                                        0.4%
                      Georgia-Pacific
                      Corp.                                             600     19,080       1,600      50,880     2,200      69,960
                      MeadWestvaco Corp.                              1,900     53,276      22,125     620,385    24,025     673,661
                      Mercer
                      International,                                      -          -       1,130       8,238     1,130       8,238
                      Inc.(a)
                      P.H.Glatfelter Co.                                  -          -         790       9,796       790       9,796
                      Weyerhaeuser Co.                                    -          -       6,767     430,719     6,767     430,719
                                                                            ----------             -----------           -----------
                                          Paper & Forest
                                          Products Total                        72,356               1,120,018             1,192,374
                                                                            ----------             -----------           -----------
                                          MATERIALS TOTAL                      409,000               6,234,593             6,643,593
                                                                            ----------             -----------           -----------
TELECOMMUNICATION
SERVICES                                                       1.8%
Diversified
Telecommunication
Services                                                       1.3%

                      AT&T Corp.                                        900     17,136           -           -       900      17,136
                      BellSouth Corp.                                     -          -      15,421     409,736    15,421     409,736
                      North Pittsburgh
                      Systems, Inc.                                       -          -         390       7,628       390       7,628
                      SBC
                      Communications,
                      Inc.                                            3,900     92,625      44,788   1,063,715    48,688   1,156,340
                      Sprint Corp.                                    2,300     57,707           -           -     2,300      57,707
                      Telefonica SA                                       -          -      29,764     485,477    29,764     485,477
                      Telenor ASA                                         -          -      53,218     421,988    53,218     421,988
                      Verizon
                      Communications,
                      Inc.                                            5,100    176,205      23,983     828,613    29,083   1,004,818
                                                                            ----------             -----------           -----------
                                        Diversified
                                        Telecommunication
                                        Services Total                         343,673               3,217,157             3,560,830
                                                                            ----------             -----------           -----------
Wireless                                                       0.5%
Telecommunication
Services
                      Alamosa Holdings,
                      Inc.(a)                                             -          -         818      11,370       818      11,370
                      American Tower
                      Corp., Class A (a)                                  -          -       3,770      79,246     3,770      79,246
                      Cosmote Mobile
                      Telecommunications                                  -          -      16,200     292,263    16,200     292,263
                      SA
                      Crown Castle
                      International
                      Corp.(a)                                            -          -       4,540      92,253     4,540      92,253
                      Millicom
                      International
                      Cellular SA (a)                                     -          -       4,826      88,509     4,826      88,509
                      Nextel
                      Communications,                                 1,300     42,003           -           -     1,300      42,003
                      Inc., Class A (a)
                      NII Holdings,
                      Inc. (a)                                          900     57,546           -           -       900      57,546
                      NTT DoCoMo, Inc.                                    -          -         357     524,900       357     524,900
                      Price
                      Communications
                      Corp.(a)                                            -          -         500       8,650       500       8,650
                      SBA
                      Communications                                      -          -       1,568      21,168     1,568      21,168
                      Corp., Class A (a)
                      SpectraLink Corp.                                   -          -         264       2,777       264       2,777
                      SpectraSite,
                      Inc.(a)                                             -          -       1,010      75,174     1,010      75,174
                      Telephone & Data
                      Systems, Inc.                                       -          -       1,100      42,174     1,100      42,174
                      Telephone & Data
                      Systems, Inc.,                                      -          -       1,100      44,891     1,100      44,891
                      Special Shares
                      VimpelCom, ADR (a)                                  -          -         960      32,669       960      32,669
                      Western Wireless
                      Corp., Class A (a)                                  -          -         720      30,456       720      30,456
                                                                            ----------             -----------           -----------
                                        Wireless
                                        Telecommunication
                                        Services Total                          99,549               1,346,500             1,446,049
                                                                            ----------             -----------           -----------
                                        TELECOMMUNICATION
                                        SERVICES TOTAL                         443,222               4,563,657             5,006,879
                                                                            ----------             -----------           -----------
UTILITIES                                                      1.4%
Electric Utilities                                             1.1%
                      ALLETE, Inc.                                        -          -         230      11,477       230      11,477
                      American Electric
                      Power Co., Inc.                                 2,300     84,801       7,817     288,213    10,117     373,014
                      CenterPoint
                      Energy, Inc.                                    1,600     21,136           -           -     1,600      21,136
                      Central Vermont
                      Public Service
                      Corp.                                               -          -         550      10,175       550      10,175
                      CH Energy Group,
                      Inc.                                                -          -         370      17,993       370      17,993
                      DTE Energy Co.                                  1,400     65,478           -           -     1,400      65,478
                      Edison
                      International                                       -          -       1,300      52,715     1,300      52,715
                      El Paso Electric
                      Co.(a)                                              -          -         620      12,679       620      12,679
                      Entergy Corp.                                   1,300     98,215       8,289     626,234     9,589     724,449
                      Exelon Corp.                                        -          -      11,175     573,613    11,175     573,613
                      FirstEnergy Corp.                               1,100     52,921           -           -     1,100      52,921
                      FPL Group, Inc.                                     -          -       7,842     329,834     7,842     329,834
                      Maine & Maritimes
                      Corp.                                               -          -         120       2,940       120       2,940
                      MGE Energy, Inc.                                    -          -         220       8,004       220       8,004
                      Otter Tail Corp.                                    -          -         320       8,746       320       8,746
                      PG&E Corp.                                        500     18,770      10,528     395,221    11,028     413,991
                      PPL Corp.                                           -          -         500      29,690       500      29,690
                      Puget Energy,
                      Inc.                                                -          -         540      12,625       540      12,625
                      Reliant Energy,
                      Inc.(a)                                             -          -       2,300      28,474     2,300      28,474

                      TXU Corp.
                                                                          -          -       4,905     407,556     4,905     407,556
                                                                            ----------             -----------           -----------
                                        Electric Utilities
                                        Total                                  341,321               2,816,189             3,157,510
                                                                            ----------             -----------           -----------
Gas Utilities                                                  0.0%
                      AGL Resources,
                      Inc.                                                -          -         800      30,920       800      30,920
                      Cascade Natural
                      Gas Corp.                                           -          -         240       4,920       240       4,920
                      Energen Corp.                                       -          -       1,730      60,636     1,730      60,636
                      Northwest Natural
                      Gas Co.                                             -          -         180       6,883       180       6,883
                      ONEOK, Inc.                                       400     13,060           -           -       400      13,060
                      WGL Holdings, Inc.                                  -          -         190       6,392       190       6,392
                                                                            ----------             -----------           -----------
                                        Gas Utilities Total                     13,060                 109,751               122,811
                                                                            ----------             -----------           -----------
Independent Power                                              0.1%
Producers & Energy
Traders
                      AES Corp.(a)                                        -          -       8,300     135,954     8,300     135,954
                      Constellation
                      Energy Group                                        -          -       1,500      86,535     1,500      86,535
                      TXU Corp.                                       1,000     83,090           -           -     1,000      83,090
                                                                            ----------             -----------           -----------
                                        Independent Power
                                        Producers & Energy
                                        Traders Total                           83,090                 222,489               305,579
                                                                            ----------             -----------           -----------
Multi-Utilities                                                0.2%
                      Dominion
                      Resources, Inc.                                     -          -       3,832     281,231     3,832     281,231
                      Energy East Corp.                                   -          -       1,300      37,674     1,300      37,674
                      Sempra Energy                                   2,200     90,882         700      28,917     2,900     119,799
                                                                            ----------             -----------           -----------
                                        Multi-Utilities Total                   90,882                 347,822               438,704
                                                                            ----------             -----------           -----------
                                        UTILITIES  TOTAL                       528,353               3,496,251             4,024,604
                                                                            ----------             -----------           -----------
                                        Total Common Stocks                 14,252,359             165,887,032           180,139,391
                                                                            ----------             -----------           -----------
CORPORATE FIXED-INCOME
BONDS & NOTES                                                 11.5%
Basic Materials                                                0.4%
Chemicals                                                      0.1%
                      Airgas, Inc.
                      6.250% 07/15/14                                     -          -       5,000       5,100     5,000       5,100
                      9.125% 10/01/11                                     -          -     140,000     151,375   140,000     151,375
                      EquiStar
                      Chemicals LP                                                                                     -           -
                      10.125% 09/01/08                                    -          -      60,000      64,950    60,000      64,950
                      10.625% 05/01/11                                                      15,000      16,650    15,000      16,650
                      E.I. Dupont De
                      Nemours & Co.                                                              -           -         -           -
                      3.375% 11/15/07                                 6,000      5,926           -           -     6,000       5,926
                      Eastman Chemical
                      Co.
                      6.300% 11/15/18                                 5,000      5,529           -           -     5,000       5,529
                      Nalco Co.                                                                  -          -         -           -
                      7.750% 11/15/11                                     -          -      90,000      95,738    90,000      95,738
                                                                            ----------             -----------           -----------
                                        Chemicals Total                         11,455                 333,813               345,268
                                                                            ----------             -----------           -----------
Forest Products & Paper                                        0.2%
                      Boise Cascade LLC
                      7.125% 10/15/14
                      (b)                                                 -          -     125,000     122,813   125,000     122,813
                      International
                      Paper Co.
                      4.250% 01/15/09                                18,000     17,764     250,000     246,730   268,000     264,494
                      5.850% 10/30/12(e)                              5,000      5,226           -           -     5,000       5,226
                      Westvaco Corp.                                      -           -         -
                      8.200% 01/15/30                                12,000     15,699     150,000     196,236   162,000     211,935
                                                                            ----------             -----------           -----------
                                        Forest Products &
                                        Paper Total                             38,689                 565,779               604,468
                                                                            ----------             -----------           -----------
Iron/Steel                                                     0.0%
                      Russel Metals,
                      Inc.
                      6.375% 03/01/14                                     -          -      80,000      76,600    80,000      76,600
                      United States
                      Steel Corp.
                      9.750% 05/15/10                                     -          -      25,000      26,938    25,000      26,938
                                                                            ----------             -----------           -----------
                                        Iron/Steel Total                             -                 103,538               103,538
                                                                            ----------             -----------           -----------
Metals & Mining                                                0.1%
                      Alcan, Inc.
                      4.500% 05/15/13                                25,000     24,687     300,000     296,244   325,000     320,931
                      BHP Billiton
                      Finance USA
                      4.800% 04/15/13                                 4,000      4,054           -           -     4,000       4,054
                                                                            ----------             -----------           -----------
                                        Metals & Mining Total                   28,741                 296,244               324,985
                                                                            ----------             -----------           -----------
                                        BASIC MATERIALS TOTAL                   78,885               1,299,374             1,378,259
                                                                            ----------             -----------           -----------
Communications                                                 1.4%
Media                                                          0.7%

                      Comcast Cable
                      Communications,
                      Inc.
                      7.125% 06/15/13                                 9,000     10,309                             9,000      10,309
                      Dex Media West LLC
                      5.875% 11/15/11                                     -          -     175,000     172,375   175,000     172,375
                      DirecTV Holdings
                      LLC                                                 -          -
                      8.375% 03/15/13                                     -          -     145,000     160,225   145,000     160,225
                      EchoStar DBS Corp.                                  -          -
                      5.750% 10/01/08                                     -          -     110,000     109,725   110,000     109,725
                      6.625% 10/01/14                                     -          -      65,000      64,188    65,000      64,188
                      Emmis Operating
                      Co.                                                 -          -
                      6.875% 05/15/12                                     -          -      55,000      54,588    55,000      54,588
                      Jones Intercable,
                      Inc.                                                -          -
                      7.625% 04/15/08                                     -          -     350,000     379,564   350,000     379,564
                      Knight -Ridder,
                      Inc.
                      7.125% 06/01/11                                 5,000      5,582           -           -     5,000       5,582
                      Lamar Media Corp.                                   -          -
                      7.250% 01/01/13                                     -          -     200,000     212,000   200,000     212,000
                      LIN Television
                      Corp.                                               -          -
                      6.500% 05/15/13                                     -          -     110,000     104,775   110,000     104,775
                      R.H.Donnelley
                      Finance Corp.
                      10.875% 12/15/12
                      (b)                                                 -          -     175,000     203,875   175,000     203,875
                      Rogers Cable, Inc.                                  -          -
                      6.250% 06/15/13                                 1,000        998     120,000     119,700   121,000     120,698
                      7.875% 05/01/12                                     -          -      30,000      32,625    30,000      32,625
                      TCI
                      Communications,
                      Inc.
                      9.875% 06/15/22                                 5,000      7,345           -           -     5,000       7,345
                      Time Warner, Inc.                                   -          -
                      6.625% 05/15/29                                     -          -     300,000     335,358   300,000     335,358
                      7.625% 04/15/31                                17,000     21,166           -           -    17,000      21,166
                      9.125% 01/15/13                                11,000     13,870           -           -    11,000      13,870
                      Thomson Corp.
                      5.250% 08/15/13                                 9,000      9,453           -           -     9,000       9,453
                      Walt Disney Co.
                      5.500% 12/29/06                                 6,000      6,119           -           -     6,000       6,119
                      Warner Music Group                                  -          -
                      7.375% 04/15/14                                     -          -      75,000      75,937    75,000      75,937
                                                                            ----------             -----------           -----------
                                        Media Total                             74,842               2,024,935             2,099,777
                                                                            ----------             -----------           -----------
Telecommunication                                              0.7%
Services
                      BellSouth Corp.
                      5.000% 10/15/06                                12,000     12,165           -           -    12,000      12,165
                      6.000% 10/15/11                                 2,000      2,158           -           -     2,000       2,158
                      British
                      Telecommunications                                                                               -           -
                      PLC
                      8.125% 12/15/10                                 4,000      4,724           -           -     4,000       4,724
                      Cingular Wireless
                      Services, Inc.                                                                                   -           -
                      8.750% 03/01/31                                 3,000      4,208     150,000     210,393   153,000     214,601
                      Cingular Wireless
                      SV                                                                                               -           -
                      8.125% 05/01/12                                 3,000      3,589           -           -     3,000       3,589
                      Deutsche Telekom
                      International                                       -          -                                 -           -
                      Finance BV
                      5.250% 07/22/13                                21,000     21,778           -           -    21,000      21,778
                      8.500% 06/15/10                                     -          -     275,000     320,820   275,000     320,820
                      France Telecom                                      -           -
                      7.750% 03/01/11(e)                              1,000      1,162           -           -     1,000       1,162
                      Nextel
                      Communications,
                      Inc.                                                -          -                                 -           -
                      5.950% 03/15/14                                     -          -      45,000      46,744    45,000      46,744
                      7.375% 08/01/15                                     -          -     125,000     135,000   125,000     135,000
                      Rogers Wireless,
                      Inc.                                                                                             -           -
                      7.500% 03/15/15                                     -          -      70,000      75,950    70,000      75,950
                      8.000% 12/15/12                                     -          -      95,000     102,125    95,000     102,125
                      SBC
                      Communications,
                      Inc.                                                                                                         -
                      5.750% 05/02/06                                23,000     23,315           -           -    23,000      23,315
                      Sprint Capital
                      Corp.
                      6.125% 11/15/08                                 3,000      3,163           -           -     3,000       3,163
                      6.875% 11/15/28                                     -          -     200,000     229,736   200,000     229,736
                      8.750% 03/15/32                                13,000     18,143           -           -    13,000      18,143
                      Telefonos de
                      Mexico SA de CV                                                                                  -           -
                      4.500% 11/19/08                                16,000     15,903           -           -    16,000      15,903
                      Verizon Global
                      Funding Corp.                                       -          -                                 -           -
                      7.750% 12/01/30                                 3,000      3,862     475,000     611,458   478,000     615,320
                      Verizon New
                      England, Inc.                                                                                    -           -
                      6.500% 09/15/11                                20,000     21,721           -           -    20,000      21,721
                      Verizon
                      Pennsylvania, Inc.                                                                               -           -
                      5.650% 11/15/11                                19,000     19,852           -           -    19,000      19,852
                      Vodafone Group PLC
                      7.750% 02/15/10                                     -          -     150,000     171,267   150,000     171,267

                                                                            ----------             -----------           -----------
                                       Telecommunication
                                       Services Total                          155,743               1,903,493             2,059,236
                                                                            ----------             -----------           -----------
                                       COMMUNICATIONS TOTAL                    230,585               3,928,428             4,159,013
                                                                            ----------             -----------           -----------
Consumer Cyclical                                              1.5%
Airlines                                                       0.5%
                      United Air
                      Lines, Inc.
                      7.032% 10/01/10
                      (c).                                                -          -   1,365,082   1,296,828 1,365,082   1,296,828
                      9.200% 03/22/08
                      (d)                                                 -          -     507,021     243,370   507,021     243,370
                                                                            ----------             -----------           -----------
                                       Airlines Total                                -               1,540,198             1,540,198
                                                                            ----------             -----------           -----------
Auto Manufacturers                                             0.1%
                      DaimlerChrysler
                      NA Holding Corp.
                      4.050% 06/04/08                                20,000     19,651           -           -    20,000      19,651
                      8.500% 01/18/31                                     -          -     150,000     188,837   150,000     188,837
                      Ford Motor Co.                                                                                   -           -
                      7.450% 07/16/31                                28,000     23,240           -           -    28,000      23,240
                                                                            ----------             -----------           -----------
                                       Auto Manufacturers
                                       Total                              -     42,891                 188,837               231,728
                                                                            ----------             -----------           -----------
Auto Parts & Equipment                                         0.0%
                                                                          -          -                                 -           -
                      TRW Automotive,
                      Inc.                                                -          -                                 -           -
                      9.375% 02/15/13                                     -          -      40,000      44,400    40,000      44,400
                                                                                                   -----------           -----------
Entertainment                                                  0.0%
                                                                          -          -                                 -           -
                      Cinemark USA,
                      Inc.                                                -          -                                 -           -
                      9.000% 02/01/13                                     -          -     110,000     113,850   110,000     113,850
                                                                                                   -----------           -----------
Home Builders                                                  0.1%
                                                                          -          -                                 -           -
                      K.Hovnanian
                      Enterprises, Inc.                                   -          -                                 -           -
                      6.000% 01/15/10                                     -          -      40,000      39,300    40,000      39,300
                      6.375% 12/15/14                                     -          -      30,000      29,625    30,000      29,625
                      6.500% 01/15/14                                     -          -      15,000      15,000    15,000      15,000
                      KB Home                                                                                          -           -
                      8.625% 12/15/08                                     -          -     100,000     109,250   100,000     109,250
                      Toll Corp.                                                                                       -           -
                      4.950% 03/15/14                                11,000     10,868           -           -    11,000      10,868
                      8.250% 12/01/11                                     -          -     105,000     113,138   105,000     113,138
                                                                            ----------             -----------           -----------
                                       Home Builders Total                      10,868                 306,313               317,181
                                                                            ----------             -----------           -----------
Housewares                                                     0.0%
                      Newell
                      Rubbermaid, Inc.
                      4.000% 05/01/10  Housewares Total              35,000     34,229           -           -    35,000      34,229
                                                                            ----------             -----------           -----------
Leisure Time                                                   0.2%
                      K2, Inc.
                      7.375% 07/01/14                                     -          -      50,000      52,500    50,000      52,500
                      Leslie's Poolmart                                   -           -
                      7.750% 02/01/13                                     -          -      65,000      65,650    65,000      65,650
                      Royal Caribbean
                      Cruises Ltd.                                                                                     -           -
                      6.750% 03/15/08                                     -          -      50,000      52,125    50,000      52,125
                      6.875% 12/01/13                                     -          -      50,000      53,250    50,000      53,250
                      8.750% 02/02/11                                     -          -     130,000     149,825   130,000     149,825
                      Speedway
                      Motorsports, Inc.                                                                                -           -
                      6.750% 06/01/13                                     -          -     110,000     114,125   110,000     114,125
                                                                                                   -----------           -----------
                                       Leisure Time Total                                              487,475               487,475
                                                                                                   -----------           -----------
Lodging                                                        0.3%
                      Caesars
                      Entertainment,
                      Inc.
                      7.875% 03/15/10                                     -          -      30,000      33,225    30,000      33,225
                      8.875% 09/15/08                                     -          -      25,000      27,625    25,000      27,625
                      9.375% 02/15/07                                     -          -      25,000      26,875    25,000      26,875
                      Kerzner
                      International                                                                                    -           -
                      Ltd.
                      8.875% 08/15/11                                     -          -     120,000     128,400   120,000     128,400
                      MGM Mirage                                          -          -
                      6.000% 10/01/09                                     -          -      85,000      85,531    85,000      85,531
                      8.500% 09/15/10                                     -          -     140,000     154,700   140,000     154,700
                      Starwood Hotels
                      & Resorts                                                                                        -           -
                      Worldwide, Inc.                                                                                  -           -
                      7.875% 05/01/12                                     -          -     110,000     124,025   110,000     124,025
                      Station Casinos,
                      Inc.                                                                                             -           -
                      6.500% 02/01/14                                     -          -     225,000     230,344   225,000     230,344
                      Wynn Las Vegas
                      LLC                                                                                              -           -
                      6.625% 12/01/14                                     -          -     115,000     111,837   115,000     111,837
                                                                                                   -----------           -----------
                                       Lodging Total                                                   922,562               922,562
                                                                                                   -----------           -----------
Retail                                                         0.3%
                      AutoNation, Inc.
                      9.000% 08/01/08                                     -          -     105,000     114,975   105,000     114,975

                      Couche-Tard                                                                                      -           -
                      7.500% 12/15/13                                     -          -     105,000     111,037   105,000     111,037
                      Domino's, Inc.                                                                                   -           -
                      8.250% 07/01/11                                     -          -      75,000      80,625    75,000      80,625
                      Group 1
                      Automotive, Inc.                                                                                 -           -
                      8.250% 08/15/13                                     -          -      55,000      55,550    55,000      55,550
                      Suburban Propane
                      Partners LP                                                                                      -           -
                      6.875% 12/15/13                                     -          -      85,000      80,750    85,000      80,750
                      Target Corp.                                                                                     -           -
                      3.375% 03/01/08                                 3,000      2,953           -           -     3,000       2,953
                      5.375% 06/15/09                                 9,000      9,406           -           -     9,000       9,406
                      5.400% 10/01/08                                11,000     11,446           -           -    11,000      11,446
                      5.875% 03/01/12                                10,000     10,853           -           -    10,000      10,853
                      Wal-Mart Stores,
                      Inc.                                                                                             -           -
                      4.000% 01/15/10                                50,000     49,688     400,000     397,508   450,000     447,196
                                                                            ----------             -----------           -----------
                                       Retail Total                             84,346                 840,445               924,791
                                                                            ----------             -----------           -----------
                                       CONSUMER CYCLICAL TOTAL                 172,334               4,444,080             4,616,414
                                                                            ----------             -----------           -----------
Consumer Non-Cyclical                                          1.4%
Beverages                                                      0.3%
                      Anheuser-Busch
                      Companies, Inc.
                      5.950% 01/15/33                                 9,000     10,295           -           -     9,000      10,295
                      Constellation
                      Brands, Inc.
                      8.125% 01/15/12                                     -          -     175,000     186,812   175,000     186,812
                      Cott Beverages,
                      Inc.                                                                                             -           -
                      8.000% 12/15/11                                     -          -     210,000     223,650   210,000     223,650
                      Diageo Capital
                      PLC                                                                                              -           -
                      3.375% 03/20/08                                     -          -     375,000     367,639   375,000     367,639
                                                                            ----------             -----------           -----------
                                       Beverages Total                          10,295                 778,101               788,396
                                                                            ----------             -----------           -----------
Commercial Services                                            0.2%
                      Corrections
                      Corp.of America
                      6.250% 03/15/13                                     -          -      30,000      29,775    30,000      29,775
                      7.500% 05/01/11                                     -          -     135,000     140,400   135,000     140,400
                      Donnelley & Sons
                      4.950% 04/01/14                                 2,000      1,959           -           -     2,000       1,959
                      Iron Mountain,
                      Inc.                                                                                             -           -
                      7.750% 01/15/15                                     -          -      10,000      10,100    10,000      10,100
                      8.625% 04/01/13                                     -          -     160,000     165,600   160,000     165,600
                      United Rentals,
                      Inc.                                                                                             -           -
                      7.750% 11/15/13                                     -          -      85,000      83,300    85,000      83,300
                      Stewart
                      Enterprises, Inc.                                                                                -           -
                      6.250% 02/15/13
                      (b)                                                 -          -      55,000      54,587    55,000      54,587
                                                                            ----------             -----------           -----------
                                       Commercial Services
                                       Total                                     1,959                 483,762               485,721
                                                                            ----------             -----------           -----------
Cosmetics/Personal Care                                        0.1%
                      Procter & Gamble
                      Co.
                      4.750% 06/15/07  Cosmetics/Personal Care
                                       Total                          4,000      4,063     350,000     355,499   354,000     359,562
                                                                            ----------             -----------           -----------
Food                                                           0.3%                                                    -           -
                      Del Monte Corp.                                                                                  -           -
                      6.750% 02/15/15
                      (b)                                                 -          -      60,000      60,900    60,000      60,900
                      General Mills,
                      Inc.                                                                                             -           -
                      2.625% 10/24/06                                35,000     34,366     325,000     319,108   360,000     353,474
                      Kroger Co.                                                                                       -           -
                      6.200% 06/15/12                                     -          -     300,000     321,582   300,000     321,582
                      6.800% 04/01/11                                 3,000      3,288           -           -     3,000       3,288
                      Safeway, Inc.                                                                                    -           -
                      4.950% 08/16/10                                30,000     30,211           -           -    30,000      30,211
                      Unilever Capital
                      Corp.                                                                                            -           -
                      6.875% 11/01/05                                 1,000      1,010           -           -     1,000       1,010
                                                                            ----------             -----------           -----------
                                       Food Total                               68,875                 701,590               770,465
                                                                            ----------             -----------           -----------
Healthcare Services                                            0.4%
                      Coventry Health
                      Care, Inc.
                      5.875% 01/15/12                                     -          -     115,000     117,013   115,000     117,013
                      Extendicare
                      Health Services,                                                                                 -           -
                      Inc.
                      6.875% 05/01/14                                     -          -      50,000      49,625    50,000      49,625
                      9.500% 07/01/10                                     -          -      15,000      16,238    15,000      16,238
                      Fisher Scientific
                      International,                                                                                   -           -
                      Inc.
                      6.750% 08/15/14                                     -          -     145,000     151,887   145,000     151,887
                      HCA, Inc.                                                                                        -           -
                      6.950% 05/01/12                                     -          -     165,000     175,624   165,000     175,624
                      Select Medical
                      Corp.                                                                                            -           -
                      7.625% 02/01/15
                      (b)                                                 -          -      60,000      59,100    60,000      59,100
                      Triad Hospitals,
                      Inc.                                                                                             -           -

                      7.000%
                       05/15/12                                           -          -     125,000     131,250   125,000     131,250
                      7.000%
                       11/15/13                                           -          -      45,000      46,350    45,000      46,350
                      UnitedHealth
                      Group, Inc.                                                                                      -           -
                      3.375% 08/15/07                                     -          -     400,000     393,628   400,000     393,628
                      WellPoint
                      Health                                                                                           -           -
                      Networks, Inc.
                      6.375% 06/15/06                                18,000     18,358           -           -    18,000      18,358
                      6.375% 01/15/12                                 8,000      8,853           -           -     8,000       8,853
                                                                             ---------              ----------            ----------
                                       Healthcare
                                       Services Total                           27,211               1,140,715             1,167,926
                                                                             ---------              ----------            ----------
Household                                                    0.0%
Products/Wares
                      Fortune Brands,
                      Inc.
                      2.875% 12/01/06                                 6,000      5,880          -           -      6,000       5,880
                      Scotts Co.                                                                                       -           -
                      6.625% 11/15/13                                     -          -      50,000      52,000    50,000      52,000
                                                                             ---------              ----------            ----------
                                       Household
                                       Products/Wares
                                       Total                                     5,880                  52,000                57,880
                                                                             ---------              ----------            ----------
Pharmaceuticals                                              0.1%
                      AmerisourceBergen
                      Corp.
                      8.125% 09/01/08                                     -          -      75,000      81,469    75,000      81,469
                      Omnicare, Inc.                                      -          -                                 -           -
                      8.125% 03/15/11                                     -          -     110,000     116,187   110,000     116,187
                                                                             ---------              ----------            ----------
                                       Pharmaceuticals
                                       Total                                         -                 197,656               197,656
                                                                             ---------              ----------            ----------
                                       CONSUMER
                                       NON-CYCLICAL
                                       TOTAL                                   118,283               3,709,323             3,827,606
                                                                             ---------              ----------            ----------
Energy                                                       1.0%
Coal                                                         0.2%
                      Arch Western
                      Finance LLC
                      6.750% 07/01/13                                     -          -     180,000     185,850   180,000     185,850
                      Peabody Energy
                      Corp.                                                                                            -           -
                      6.875% 03/15/13                                     -          -     225,000     239,625   225,000     239,625
                                                                             ---------              ----------            ----------
                                       Coal Total                                    -                 425,475               425,475
                                                                             ---------              ----------            ----------
Oil & Gas                                                    0.5%
                      BP Capital
                      Markets PLC
                      2.750% 12/29/06                                12,000     11,798           -           -    12,000      11,798
                      Chesapeake
                      Energy Corp.                                                                                     -           -
                      6.375% 06/15/15
                      (b)                                                 -          -     100,000     102,250   100,000     102,250
                      7.500% 09/15/13                                     -          -     120,000     129,000   120,000     129,000
                      Conoco Funding
                      Co.                                                                                                          -
                      6.350% 10/15/11                                17,000     18,866           -           -    17,000      18,866
                      Devon Energy
                      Corp.                                               -          -                                 -           -
                      7.950% 04/15/32                                 4,000      5,259     250,000     328,700   254,000     333,959
                      Marathon Oil
                      Corp.                                                                                            -           -
                      6.800%
                      03/15/32                                            -          -     250,000     293,087   250,000     293,087
                      New field
                      Exploration Co.                                                                                  -           -
                      6.625% 09/01/14                                     -          -     165,000     172,425   165,000     172,425
                      Plains
                      Exploration &                                                                                    -           -
                      Production Co.
                      7.125% 06/15/14                                     -          -     130,000     139,100   130,000     139,100
                      Pride
                      International,                                                                                   -           -
                      Inc.
                      7.375% 07/15/14                                     -          -      85,000      92,969    85,000      92,969
                      USX Corp.                                                                                                    -
                      6.650% 02/01/06                                15,000     15,208           -           -    15,000      15,208
                      XTO Energy, Inc.                                                                                             -
                      7.500% 04/15/12                                22,000     25,328           -           -    22,000      25,328
                      Vintage
                      Petroleum, Inc.                                                                                  -           -
                      7.875% 05/15/11                                     -          -     110,000     116,050   110,000     116,050
                                                                             ---------              ----------            ----------
                                       Oil & Gas Total                          76,459               1,373,581             1,450,040
                                                                             ---------              ----------            ----------
Oil & Gas Services                                           0.1%
                      Grant Prideco,
                      Inc.
                      9.000% 12/15/09                                     -          -      25,000      27,375    25,000      27,375
                      Hornbeck
                      Offshore                                            -          -                                 -           -
                      Services, Inc.
                      6.125% 12/01/14                                     -          -      85,000      85,638    85,000      85,638
                      Pogo Producing
                      Co.                                                 -          -                                 -           -
                      6.625% 03/15/15
                      (b)                                                 -          -      80,000      82,400    80,000      82,400
                      Universal
                      Compression,                                        -          -                                 -           -
                      Inc.
                      7.250% 05/15/10                                     -          -     100,000     104,250   100,000     104,250
                                                                             ---------              ----------            ----------
                                       Oil & Gas
                                       Services Total                                -                 299,663               299,663
                                                                             ---------              ----------            ----------
Pipelines                                                    0.2%

                      Kinder Morgan
                      Energy Partners
                      LP
                      7.300% 08/15/33                                35,000     42,608     325,000     395,648   360,000     438,256
                      MarkWest Energy
                      Partners LP                                         -          -                                 -           -
                      6.875% 11/01/14
                      (b)                                                 -          -      75,000      74,250    75,000      74,250
                      Teppco Partners
                      LP

                      7.625% 02/15/12                                10,000     11,406           -           -    10,000      11,406
                      Williams
                      Companies, Inc.                                     -          -                                 -           -
                      7.125% 09/01/11                                     -          -      25,000      27,063    25,000      27,063
                      8.125% 03/15/12                                     -          -     130,000     148,850   130,000     148,850
                                                                             ---------              ----------            ----------
                                       Pipelines Total                          54,014                 645,811               699,825
                                                                             ---------              ----------            ----------
                                       ENERGY Total                            130,473               2,744,530             2,875,003
                                                                             ---------              ----------            ----------
Financials                                                   4.0%
Banks                                                        1.0%
                      Bank of New
                      York Co., Inc.                                                                                   -           -
                      3.900% 09/01/07                                12,000     11,958           -           -    12,000      11,958
                      HSBC Capital
                      Funding LP                                                                                       -           -
                      7.350% 11/27/32
                      (i)                                             4,000      5,161           -           -     4,000       5,161
                      9.547% 06/30/10
                      (b)                                                 -          -     550,000     668,739   550,000     668,739
                      Key Bank
                      National
                      Association                                                                                      -           -
                      7.000% 02/01/11                                 8,000      9,005           -           -     8,000       9,005
                      Marshall &
                      Ilsley Corp.                                                                                     -           -
                      4.375% 08/01/09                                40,000     40,434           -           -    40,000      40,434
                      Mellon Funding
                      Corp.                                                                                            -           -
                      4.875% 06/15/07                                 4,000      4,065           -           -     4,000       4,065
                      6.700% 03/01/08                                12,000     12,773           -           -    12,000      12,773
                      National City
                      Bank                                                                                             -           -
                      4.625% 05/01/13                                19,000     19,202           -           -    19,000      19,202
                      PNC Funding
                      Corp.                                                                                            -           -
                      5.750% 08/01/06                                12,000     12,237           -           -    12,000      12,237
                      Rabobank
                      Capital Funding
                      II                                                                                               -           -
                      5.260% 12/31/13
                      (b)                                                -           -     550,000     564,217   550,000     564,217
                      Scotland
                      International
                      Finance                                                                                          -           -
                      4.250% 05/23/13
                      (i)                                            10,000      9,711           -           -    10,000       9,711
                      SouthTrust
                      Bank, Inc.                                                                                       -           -
                      4.750% 03/01/13                                 4,000      4,090           -           -     4,000       4,090
                      Union Planters
                      Corp.                                                                                            -           -
                      4.375% 12/01/10                                20,000     20,126           -           -    20,000      20,126
                      U.S. Bank N.A.                                      -           -
                      2.850% 11/15/06                                14,000     13,820           -           -    14,000      13,820
                      6.375% 08/01/11                                19,000     21,136           -           -    19,000      21,136
                      Wachovia Corp.                                                                                   -           -
                      4.875% 02/15/14                                50,000     51,211     550,000     563,316   600,000     614,527
                      Wells Fargo &
                      Co.                                                                                              -           -
                      3.419% 03/10/08
                      (e)                                                 -          -     700,000     695,310   700,000     695,310
                                                                             ---------              ----------            ----------
                                       Banks Total                             234,929               2,491,582             2,726,511
                                                                             ---------              ----------            ----------
Diversified                                                  2.4%
Financial Services
                      American
                      Express Credit
                      Corp.
                      3.000% 05/16/08                                     -          -     375,000     363,585   375,000     363,585
                      3.750% 11/20/07                                 3,000      2,980           -           -     3,000       2,980
                      4.750% 06/17/09                                13,000     13,275           -           -    13,000      13,275
                      5.500% 09/12/06                                18,000     18,316           -           -    18,000      18,316
                      American
                      General Finance
                      Corp.                                                                                            -           -
                      2.750% 06/15/08                                 5,000      4,786           -           -     5,000       4,786
                      Associates Corp.                                                                                 -           -
                      6.950% 11/01/18                                13,000     15,695           -           -    13,000      15,695
                      Bear Stearns
                      Companies, Inc.                                                                                  -           -
                      4.500% 10/28/10                                24,000     24,183           -           -    24,000      24,183
                      5.700% 01/15/07                                 9,000      9,216           -           -     9,000       9,216
                      Capital One Bank                                                                                 -           -
                      4.875% 05/15/08                                     -          -     190,000     192,706   190,000     192,706
                      Capital One
                      Financial Corp.                                                                                  -           -
                      5.500% 06/01/15                                15,000     15,412           -           -    15,000      15,412
                      Caterpillar
                      Financial
                      Services Corp.                                                                                   -           -
                      2.350% 09/15/06                                 9,000      8,837           -           -     9,000       8,837
                      3.625% 11/15/07                                     -          -     250,000     247,123   250,000     247,123
                      4.500% 06/15/09                                20,000     20,192           -           -    20,000      20,192
                      5.950% 05/01/06                                12,000     12,194           -           -    12,000      12,194
                      CIT Group, Inc.                                                                                  -           -
                      7.375% 04/02/07                                 7,000      7,373           -           -     7,000       7,373
                      Citigroup
                      Global Markets
                      Holdings, Inc.                                                                                   -           -
                      6.500% 02/15/08                                 7,000      7,428           -           -     7,000       7,428
                      Citigroup, Inc.                                                                                  -           -
                      5.000% 09/15/14                                37,000     38,204           -           -    37,000      38,204
                      6.000% 02/21/12                                 8,000      8,771           -           -     8,000       8,771
                      Citicorp                                            -          -                                 -           -
                      8.040% 12/15/19
                      (b)                                                 -          -   1,075,000   1,380,837 1,075,000   1,380,837
                      Countrywide
                      Home Loans, Inc.                                    -          -                                 -           -
                      2.875% 02/15/07                                     -          -     300,000     293,916   300,000     293,916

                      5.500% 08/01/06                                36,000     36,540           -           -    36,000      36,540
                      Credit Suisse
                      First Boston
                      USA, Inc.                                                                                        -           -
                      4.625% 01/15/08                                25,000     25,307     400,000     404,908   425,000     430,215
                      Ford Motor
                      Credit Co.                                                                                       -           -
                      7.375% 10/28/09                                 1,000        985     525,000     516,274   526,000     517,259
                      General
                      Electric
                      Capital Corp.                                                                                                -
                      5.875% 02/15/12                                 2,000      2,160           -           -     2,000       2,160
                      Series A                                                                                         -           -
                      6.750% 03/15/32                                34,000     41,879           -           -    34,000      41,879
                      Goldman Sachs
                      Group, Inc.                                                                                       -          -
                      6.345% 02/15/34                                     -          -     325,000     354,221   325,000     354,221
                      HSBC Finance
                      Corp.                                                                                                        -
                      5.875% 02/01/09                                11,000     11,559           -           -    11,000      11,559
                      6.375% 11/27/12                                 6,000      6,636           -           -     6,000       6,636
                      7.200% 07/15/06                                12,000     12,393           -           -    12,000      12,393
                      International
                      Lease Finance
                      Corp.                                                                                            -           -
                      4.500% 05/01/08                                 4,000      4,017           -           -     4,000       4,017
                      John Deere
                      Capital Corp.                                                                                    -           -
                      4.625% 04/15/09                                35,000     35,424     350,000     354,239   385,000     389,663
                      JPMorgan Chase
                      Capital XV                                          -          -                                 -           -
                      5.875% 03/15/35                                50,000     51,508     425,000     437,818   475,000     489,326
                      Lehman Brothers
                      Holdings, Inc.                                                                                               -
                      4.000% 01/22/08                                25,000     24,947           -           -    25,000      24,947
                      7.875% 08/15/10                                 6,000      6,925           -           -     6,000       6,925
                      MassMutual
                      Global Funding                                                                                   -           -
                      II
                      2.550% 07/15/08
                      (i)                                             6,000      5,738           -           -     6,000       5,738
                      Merrill Lynch
                      &Co., Inc.                                          -          -                                 -           -
                      2.070% 06/12/06                                 9,000      8,826           -           -     9,000       8,826
                      4.125% 01/15/09                                     -          -     375,000     374,374   375,000     374,374
                      6.000% 02/17/09                                12,000     12,722           -           -    12,000      12,722
                      Morgan Stanley                                      -           -
                      4.750% 04/01/14                                40,000     39,431           -           -    40,000      39,431
                      6.750% 04/15/11                                     -          -     360,000     400,057   360,000     400,057
                      National Rural
                      Utilities
                      Cooperative                                                                                      -           -
                      Finance Corp.
                      5.750% 08/28/09                                11,000     11,584           -           -    11,000      11,584
                      Principal Life
                      Global                                                                                          -           -
                      6.250% 02/15/12
                      (h)                                            17,000     18,702           -           -    17,000      18,702
                      Prudential
                      Funding LLC                                                                                      -           -
                      6.600% 05/15/08
                      (i)                                            21,000     22,315           -           -    21,000      22,315
                      SLM Corp.                                                                                        -           -
                      5.125% 08/27/12                                     -          -     525,000     544,750   525,000     544,750
                      UFJ Finance
                      Aruba AEC                                                                                        -           -
                      6.750% 07/15/13                                     -          -     375,000     419,475   375,000     419,475
                                                                             ---------              ----------            ----------
                                       Diversified
                                       Financial
                                       Services Total                          586,460               6,284,283             6,870,743
                                                                             ---------              ----------            ----------
Insurance                                                    0.4%
                      American
                      International
                      Group, Inc.
                      2.875% 05/15/08                                     -          -     575,000     553,196   575,000     553,196
                      Hartford
                      Financial
                      Services Group,                                                                                  -           -
                      Inc.
                      2.375% 06/01/06                                 3,000      2,958           -           -     3,000       2,958
                      4.625% 07/15/13                                 3,000      2,991           -           -     3,000       2,991
                      Metlife, Inc.                                                                                    -           -
                      5.375% 12/15/12                                 6,000      6,301           -           -     6,000       6,301
                      Prudential
                      Financial, Inc.                                                                                  -           -
                      4.500% 07/15/13                                 2,000      1,980           -           -     2,000       1,980
                      Prudential
                      Insurance Co.of
                      America                                                                                         -            -
                      7.650% 07/01/07
                      (b)                                                 -          -     625,000     664,719   625,000     664,719
                                                                             ---------              ----------            ----------
                                       Insurance Total                    -     14,230               1,217,915         -   1,232,145
                                                                             ---------              ----------            ----------
Real Estate                                                  0.0%
                      ERP Operating LP
                      5.200% 04/01/13  Real Estate
                                       Total                          1,000      1,026           -           -     1,000       1,026
                                                                             ---------              ----------            ----------
Real Estate                                                  0.2%
Investment Trusts
                      Health Care
                      Property
                      Investors, Inc.
                      6.450% 06/25/12                                34,000     36,763     350,000     378,448   384,000     415,211
                      Host Marriott LP                                                                                 -           -
                      6.375% 03/15/15
                      (b)                                                 -          -      60,000      59,400    60,000      59,400
                      iStar
                      Financial, Inc.                                                                                  -           -
                      7.000% 03/15/08                                     -          -      75,000      79,291    75,000      79,291
                      Simon Property
                      Group LP
                      3.750% 01/30/09                                17,000     16,572           -           -    17,000      16,572
                                                                             ---------              ----------            ----------
                                       Real Estate
                                       Investment
                                       Trusts Total                             53,335                 517,139               570,474
                                                                             ---------              ----------            ----------

Savings & Loans                                              0.0%
                      Washington
                      Mututal, Inc.
                      2.400% 11/03/05                                 5,000      4,981           -           -     5,000       4,981
                      4.625% 04/01/14                                21,000     20,560           -           -    21,000      20,560
                      5.625% 01/15/07                                20,000     20,455           -           -    20,000      20,455
                                                                             ---------              ----------            ----------
                                       Savings &
                                       Loans Total                              45,996                       -                45,996
                                                                             ---------              ----------            ----------
                                       FINANCIALS
                                       Total                                   935,976              10,510,919            11,446,895
                                                                             ---------              ----------            ----------
Industrials                                                  1.4%
Aerospace &                                                  0.3%
Defense
                      Boeing Co.
                      5.125% 02/15/13                                 6,000      6,254           -           -     6,000       6,254
                      L-3
                      Communications
                      Corp.
                      6.125% 07/15/13                                     -          -      35,000      35,175    35,000      35,175
                      7.625% 06/15/12                                     -          -     175,000     186,375   175,000     186,375
                      Raytheon Co.                                        -          -                                 -           -
                      5.375% 04/01/13
                      (i)                                             5,000      5,186                             5,000       5,186
                      8.300% 03/01/10                                     -          -     325,000     376,558   325,000     376,558
                      TransDigm, Inc.                                                                                  -           -
                      8.375% 07/15/11                                     -          -     110,000     115,775   110,000     115,775
                                                                             ---------              ----------            ----------
                                       Real Estate
                                       Investment
                                       Trusts Total                             11,440                 713,883               725,323
                                                                             ---------              ----------            ----------
Building Materials                                           0.0%
                      Hanson Overseas
                      BV
                      6.750% 09/15/05  Building
                                       Materials Total                5,000      5,026           -           -     5,000       5,026
                                                                             ---------              ----------            ----------
Environmental                                                0.2%
Control
                      Allied Waste
                      North America,
                      Inc.
                      6.375% 04/15/11                                     -          -      40,000      38,200    40,000      38,200
                      Series B,                                                                                        -           -
                      9.250% 09/01/12                                     -          -      67,000      72,025    67,000      72,025
                      Waste
                      Management, Inc.                                                                                 -           -
                      7.375% 08/01/10                                10,000     11,174     350,000     391,076   360,000     402,250
                                                                             ---------              ----------            ----------
                                       Environmental
                                       Control Total                            11,174                 501,301               512,475
                                                                             ---------              ----------            ----------
Hand/Machine Tools                                           0.0%
                      Kennametal, Inc.
                      7.200% 06/15/12                                     -          -     100,000     111,577   100,000     111,577
                                                                             ---------              ----------            ----------
Machinery                                                    0.0%
Diversified
                      Westinghouse
                      Air Brake
                      Technologies
                      Corp.
                      6.875% 07/31/13                                     -          -     115,000     117,587   115,000     117,587
                      Manitowoc Co.,
                      Inc.                                                           -                             7,000           -
                      7.125% 11/01/13                                     -          -      30,000      31,163    30,000      31,163
                                                                             ---------              ----------            ----------
                                       Machinery
                                       Diversified
                                       Total                                         -                 148,750               148,750
                                                                             ---------              ----------            ----------
Miscellaneous                                                0.3%
Manufacturing
                      General
                      Electric Co.
                                       Miscellaneous
                      5.000% 02/01/13  Manufacturing
                                       Total                          7,000      7,226     700,000     722,603   707,000     729,829
                                                                             ---------              ----------            ----------
Packaging                                                    0.3%
&Containers
                      Ball Corp.
                      6.875% 12/15/12                                     -          -     215,000     226,288   215,000     226,288
                      Owens-Brockway
                      Glass Container                                                                                  -           -
                      6.750% 12/01/14                                     -          -      25,000      25,406    25,000      25,406
                      Owens-Illinois,
                      Inc.                                                                                             -           -
                      7.500% 05/15/10                                     -          -     160,000     168,000   160,000     168,000
                      Silgan
                      Holdings, Inc.                                                                                   -           -
                      6.750% 11/15/13                                     -          -     225,000     230,062   225,000     230,062
                      Smur fit-Stone
                      Container Corp.                                                                                  -           -
                      9.750% 02/01/11                                     -          -     110,000     116,050   110,000    116,050
                      Stone Container
                      Finance                                                                                          -           -
                      7.375% 07/15/14                                     -          -      90,000      84,600    90,000      84,600
                                                                             ---------              ----------            ----------
                                       Packaging &
                                       ContainersTotal                               -                 850,406               850,406
                                                                             ---------              ----------            ----------
Transportation                                               0.3%
                      Burlington
                      Northern Santa
                      Fe Corp.
                      6.750% 07/15/11                                15,000     16,753           -          -     15,000      16,753
                      Canadian
                      National
                      Railway Co.                                                                                      -           -
                      6.900% 07/15/28                                10,000     12,401           -           -    10,000      12,401
                      FedEx Corp.                                                                                      -           -
                      7.530% 09/23/06                                     -          -     243,899     250,838   243,899     250,838
                      Offshore
                      Logistics, Inc.                                                                                  -           -
                      6.125% 06/15/13                                     -          -      95,000      91,556    95,000      91,556
                      Overseas
                      Shipholding                                                                                      -           -
                      Group

                      8.250% 03/15/13                                     -          -     105,000     109,725   105,000     109,725
                      Teekay Shipping
                      Corp.                                                                                            -           -
                      8.875% 07/15/11                                     -          -     265,000     301,438   265,000     301,438
                                                                             ---------              ----------            ----------
                                       Transportation
                                       Total                                    29,154                 753,557               782,711
                                                                             ---------              ----------            ----------
                                       INDUSTRIALS
                                       TOTAL                                    64,020               3,802,077             3,866,097
                                                                             ---------              ----------            ----------
Technology                                                   0.1%
Computers                                                    0.1%
                      Hewlett-Packard
                      Co.                                                                                              -           -
                      5.750% 12/15/06                                18,000     18,430           -           -    18,000      18,430
                      International
                      Business
                      Machines Corp.                                                                                   -           -
                      4.875% 10/01/06                                33,000     33,403           -           -    33,000      33,403
                      5.875% 11/29/32                                19,000     21,119     250,000     277,885   269,000     299,004
                                                                             ---------              ----------            ----------
                                       Computers Total                          72,952                 277,885               350,837
                                                                             ---------              ----------            ----------
Semiconductors                                               0.0%
                      Freescale
                      Semiconductor,
                      Inc.
                      6.875% 07/15/11                                     -          -     100,000     106,250   100,000     106,250
                                                                             ---------              ----------            ----------
                                       TECHNOLOGY
                                       TOTAL                                    72,952                 384,135               457,087
                                                                             ---------              ----------            ----------
Utilities                                                    0.2%
Electric Utilities                                           0.1%
                      Con Edison Co.
                      4.700% 06/15/09                                 7,000      7,120           -           -     7,000       7,120
                      6.625% 12/15/05                                 9,000      9,106           -           -     9,000       9,106
                      AES Corp.                                                                                        -           -
                      7.750% 03/01/14                                     -          -     150,000     162,375   150,000     162,375
                      Energy East
                      Corp.                                                                                            -
                      6.750% 06/15/12                                 1,000      1,133           -           -     1,000       1,133
                      Exelon
                      Generation
                      Co.LLC                                                                                           -           -
                      5.350% 01/15/14                                 7,000      7,246           -           -     7,000       7,246
                      6.950% 06/15/11                                     -          -     275,000     307,920   275,000     307,920
                      Nevada Power Co.                                                                                 -           -
                      5.875% 01/15/15
                      (b)                                                 -          -      45,000      45,000    45,000      45,000
                      6.500% 04/15/12                                     -          -      30,000      31,200    30,000      31,200
                      NiSource
                      Finance Corp.                                                                                    -
                      5.400% 07/15/14                                 9,000      9,264           -           -     9,000       9,264
                      NY State
                      Electric & Gas                                                                                   -
                      5.750% 05/01/23                                 1,000      1,056           -           -     1,000       1,056
                      NorthWestern
                      Corp.                                                                                            -           -
                      5.875% 11/01/14
                      (b)                                                 -          -      10,000      10,150    10,000      10,150
                      Public Service
                      Electric & Gas
                      Co.
                      4.000% 11/01/08                                 5,000      4,959           -           -     5,000       4,959
                      Scottish Power
                      PLC                                                 -          -                                 -           -
                      4.910% 03/15/10                                35,000     35,324     350,000     353,244   385,000     388,568
                      Southern Power
                      Co.                                                                                              -           -
                      6.250% 07/15/12                                     -          -     280,000     306,732   280,000     306,732
                      TECO Energy,
                      Inc.                                                                                             -           -
                      6.750% 05/01/15
                      (b)                                                 -          -      40,000      42,300    40,000      42,300
                      7.000% 05/01/12                                     -          -      45,000      48,488    45,000      48,488
                      Texas Genco LLC                                                                                  -           -
                      6.875% 12/15/14
                      (b)                                                 -          -     100,000     105,250   100,000     105,250
                      Virginia
                      Electric and
                      Power Co.                                                                                        -           -
                      5.375% 02/01/07                                 7,000      7,126     425,000     432,646   432,000     439,772
                                                                             ---------              ----------            ----------
                                       Electric
                                       Utilities Total                          82,334               1,845,305             1,927,639
                                                                             ---------              ----------            ----------
Multi-Utilities                                              0.1%
                      Sempra Energy
                      4.750% 05/15/09                                25,000     25,163     200,000     201,304   225,000     226,467
                                                                             ---------              ----------            ----------
                                       UTILITIES TOTAL                         107,497               2,046,609             2,154,106
                                                                             ---------              ----------            ----------
                                       CORPORATE
                                       FIXED-INCOME
                                       BONDS & NOTES                         1,911,005              32,869,475            34,780,480
                                                                             ---------              ----------            ----------
MORTGAGE-BACKED
SECURITIES                                                   9.7%
Agency
Collateralized
Mortgage
Obligations                                                  1.4%
                      Federal Home
                      Loan Mortgage
                      Corp.
                      4.000% 09/15/15                               160,000    159,030           -           -   160,000     159,030
                      4.500% 03/15/18                                     -          -   1,500,000   1,504,022 1,500,000   1,504,022
                      5.000% 07/25/15
                      -12/25/15                                           -          -   2,115,000   2,141,010 2,115,000   2,141,010
                                                                             ---------              ----------            ----------
                                       Agency
                                       Collateralized
                                       Mortgage
                                       Obligations
                                       Total                                   159,030               3,645,032             3,804,062
                                                                             ---------              ----------            ----------
Mortgage-Backed                                              8.3%
Securities
                     Federal Home
                     Loan Mortgage
                     Corp.

                      5.500%12/01/32
                      -09/01/34                                           -          -   1,597,997   1,621,415 1,597,997   1,621,415
                      6.500% 12/01/10
                      -07/01/31                                      36,594     37,940   1,681,969   1,747,450 1,718,563   1,785,390
                      7.000% 04/01/29
                      -08/01/31                                           -          -      37,255      39,250    37,255      39,250
                      7.500% 07/01/15
                      -01/01/30                                           -          -      25,468      27,188    25,468      27,188
                      8.000%
                      09/01/15                                            -          -      16,295      17,420    16,295      17,420
                      12.000%
                      07/01/20                                            -          -     113,333     125,318   113,333     125,318
                      TBA                                                                                              -           -
                      5.000% 12/01/35                                     -          -   1,403,000   1,396,862 1,403,000   1,396,862
                      Federal
                      National
                      Mortgage
                      Association                                                                            -         -           -
                      5.000% 01/01/18
                      -06/01/18                                           -          -   3,952,162   3,999,725 3,952,162   3,999,725
                      5.500% 05/01/16
                      -10/01/34                                           -          -   5,358,880   5,436,932 5,358,880   5,436,932
                      6.000% 04/01/16
                      -07/01/31                                           -          -     120,827     124,547   120,827     124,547
                      6.324% 10/01/08                                     -          -     229,398     226,158   229,398     226,158
                      6.500% 08/01/31
                      -12/01/31                                      12,143     12,596     491,273     509,590   503,416     522,186
                      7.000% 07/01/31
                      -12/01/32                                           -          -     396,963     418,732   396,963     418,732
                      7.500% 09/01/15
                      -08/01/31                                           -          -      90,826      96,855    90,826      96,855
                      8.000% 04/01/30
                      -05/01/30                                           -          -      21,006      22,592    21,006      22,592
                      TBA,
                      4.500% 12/01/35
                      (h)                                           527,000    524,529           -           -   527,000     524,529
                      5.000% 12/01/35
                      (h)                                         1,233,000  1,238,831   3,474,000   3,465,692 4,707,000   4,704,523
                      5.500% 12/01/35
                      (h)                                           574,000    581,713           -           -   574,000     581,713
                      Government
                      National                                                                                                     -
                      Mortgage
                      Association
                      3.750% 07/20/25
                      (e)                                                 -          -      36,580      37,166    36,580      37,166
                      6.000% 12/15/28
                      -03/15/29                                           -          -     942,939     974,620   942,939     974,620
                      6.500% 05/15/13
                      -05/15/29                                           -          -     165,850     173,628   165,850     173,628
                      7.000% 11/15/13
                      -06/15/31                                       2,632      2,788      15,945      16,839    18,577      19,627
                      7.500% 09/15/29                                     -          -      14,796      15,863    14,796      15,863
                      8.000% 03/15/26
                      -03/15/26                                           -          -     438,487     474,460   438,487     474,460
                      9.000% 12/15/17                                     -          -       5,586       6,081     5,586       6,081
                                                                             ---------              ----------            ----------
                                        Mortgage-Backed
                                        Securities
                                        Total                                2,398,397              20,974,383            23,372,780
                                                                             ---------              ----------            ----------

                                        MORTGAGE-BACKED
                                        SECURITIES
                                        TOTAL                                2,557,427              24,619,415            27,176,842
                                                                             ---------              ----------            ----------
GOVERNMENT
AGENCIES
&OBLIGATIONS                                                 4.1%
Foreign Government
Bonds                                                        0.4%
                      Hellenic
                      Republic of
                      Greece
                      6.950% 03/04/08                                16,000     17,137           -           -    16,000      17,137
                      Province of
                      Quebec
                      7.000% 01/30/07                                     -          -     525,000     550,783   525,000     550,783
                      7.500% 09/15/29                                24,000     33,546           -           -    24,000      33,546
                      Republic of
                      Italy
                      2.750% 12/15/06                                11,000     10,859           -           -    11,000      10,859
                      3.750% 12/14/07                                39,000     38,883           -           -    39,000      38,883
                      United Mexican
                      States                                                                                           -           -
                      7.500% 04/08/33                                23,000     26,254     375,000     428,062   398,000     454,316
                                                                             ---------              ----------            ----------
                                        Foreign
                                        Government
                                        Bonds Total                            126,679                 978,845             1,105,524
                                                                             ---------              ----------            ----------
U.S.Government
Agencies &
Obligations                                                  3.7%
                      Federal Home
                      Loan Bank
                      5.800% 09/02/08                                25,000     26,404           -           -    25,000      26,404
                      Federal Home
                      Loan Bank System
                      2.250% 05/15/06
                      (f)                                                 -          -     100,000      98,719   100,000      98,719
                      Federal
                      National                                                                                         -           -
                      Mortgage
                      Association
                      2.875% 10/15/05                                13,000     12,977           -           -    13,000      12,977
                      6.625% 09/15/09                                19,000     20,918   2,595,000   2,859,578 2,614,000   2,880,496
                      6.750% 03/15/31                                20,000     26,479          -            -    20,000      26,479
                      U.S.Treasury
                      Bond                                                                                             -           -
                      6.250% 08/15/23                               325,000    405,019   2,685,000   3,346,077 3,010,000   3,751,096
                      U.S. Treasury
                      Inflation Index
                      Note
                      3.625% 01/15/08                               222,792    235,750           -           -   222,792     235,750
                      U.S.Treasury
                      Notes                                                                                            -           -
                      3.375% 10/15/09                                     -          -     175,000     172,539   175,000     172,539
                      3.500% 11/15/06                                     -          -     675,000     674,235   675,000     674,235
                      4.250% 11/15/13
                      -08/15/14                                     170,000    174,150   2,200,000   2,253,253 2,370,000   2,427,403
                                                                             ---------              ----------            ----------
                                        U.S.Government
                                        Agencies &
                                        Obligations
                                        Total                                  901,697               9,404,401            10,306,098
                                                                             ---------              ----------            ----------

                                        GOVERNMENT
                                        AGENCIES &
                                        OBLIGATIONS
                                        TOTAL                                1,028,376              10,383,246            11,411,622
                                                                             ---------              ----------            ----------
ASSET-BACKED
SECURITIES                                                   3.5%
                      American
                      Express Credit
                      Account Master
                      Trust

                      1.690% 01/15/09                                10,180      9,972           -           -    10,180       9,972
                      AmeriCredit
                      Automobile
                      Receivables
                      Trust                                                                                            -           -
                      2.070% 08/06/08                                52,000     51,204           -           -    52,000      51,204
                      3.930% 10/06/11                                     -          -     800,000     795,616   800,000     795,616
                      5.370% 06/12/08                                10,650     10,691           -           -    10,650      10,691
                      Bank One Auto
                      Securitization
                      Trust                                                                                            -           -
                      1.820% 09/20/07                                24,156     23,992           -           -    24,156      23,992
                      BMW Vehicle
                      Owner Trust                                                                                      -           -
                      3.320% 02/25/09                                65,000     64,282           -           -    65,000      64,282
                      California
                      Infrastructure                                                                                   -           -
                      6.420% 12/26/09                                     -          -   1,200,000   1,254,708 1,200,000   1,254,708
                      Capital One
                      Multi-Asset
                      Execution Trust                                                                                  -           -
                      3.650% 07/15/11                                     -          -     870,000     861,457   870,000     861,457
                      Chase Manhattan
                      Auto Owner Trust                                                                                 -           -
                      3.800% 05/15/08                                     -          -      99,995     100,025    99,995     100,025
                      Chemical Bank
                      Master Credit
                      Card Trust I                                                                                     -           -
                      5.980% 09/15/08                                     -          -     150,000     151,674   150,000     151,674
                      Citibank Credit
                      Card Issuance
                      Trust                                                                                            -           -
                      2.500% 04/07/08                                53,000     52,474           -           -    53,000      52,474
                      2.900% 05/17/10                                     -          -   1,800,000   1,747,260 1,800,000   1,747,260
                      Consumer
                      Funding LLC                                                                                      -           -
                      5.430% 04/20/15                                     -          -     510,000     541,727   510,000     541,727
                      Discover Card
                      Master Trust                                                                                                 -
                      3.280% 04/16/08                                 7,645      7,646           -           -     7,645       7,646
                      5.750% 12/15/08                                34,000     34,604           -           -    34,000      34,604
                      Ford Credit
                      Auto Owner Trust                                                                                 -           -
                      2.700% 06/15/07                                22,000     21,883           -           -    22,000      21,883
                      3.540% 11/15/08                               155,000    153,503           -           -   155,000     153,503
                      3.790% 09/15/06                                 3,105      3,106           -           -     3,105       3,106
                      Green Tree
                      Financial Corp.                                                                                  -           -
                      6.870% 01/15/29                                     -          -     154,829     164,577   154,829     164,577
                      Honda Auto
                      Receivables
                      Owner Trust                                                                                      -           -
                      3.060% 10/21/09                                80,000     78,686           -           -    80,000      78,686
                      Household
                      Automotive Trust                                                                                 -           -
                      2.310% 04/17/08                                61,428     61,004           -           -    61,428      61,004
                      Long Beach
                      Mortgage Loan
                      Trust                                                                                            -           -
                      3.394% 04/25/35                               164,601    164,657           -           -   164,601     164,657
                      Navistar
                      Financial,
                      Series B                                                                                         -           -
                      3.250% 10/15/10                                     -          -   1,700,000   1,676,319 1,700,000   1,676,319
                      Nissan Auto
                      Receivables
                      Owner Trust                                                                                      -           -
                      2.700% 12/17/07                                27,000     26,687           -           -    27,000      26,687
                      Origen
                      Manufactured
                      Housing                                                                                          -           -
                      3.380% 08/15/17                                     -          -     550,000     537,465   550,000     537,465
                      PG&E Energy
                      Recovery
                      Funding LLC                                                                                      -           -
                      3.870% 06/25/11                                     -          -     660,000     657,749   660,000     657,749
                      Providian
                      Gateway Master
                      Trust                                                                                            -           -
                      3.350% 09/15/11
                      (b)                                                 -          -     200,000     196,850   200,000     196,850
                      Standard Credit
                      Card Master                                                                                      -           -
                      Trust                                                                                            -           -
                      6.550% 10/07/07                                     -          -     500,000     503,645   500,000     503,645
                      Volkswagen Auto
                      Loan Enhanced
                      Trust
                      2.270% 10/22/07                                68,946     68,435           -           -    68,946      68,435
                                                                             ---------              ----------            ----------
                                        ASSET-BACKED
                                        SECURITIES
                                        TOTAL                                  832,826               9,189,072            10,021,898
                                                                             ---------              ----------            ----------
COLLATERALIZED
MORTGAGE
OBLIGATIONS                                                  1.8%
Collateralized
Mortgage
Obligations                                                  0.1%

                      American
                      Mortgage Trust
                      8.445% 09/27/22                                     -          -      21,730      17,384    21,730      17,384
                      Bearn Stearns
                      Commercial
                      Mortgage
                      Securities                                                                                       -           -
                      4.680% 08/13/39                                32,000     32,214           -           -    32,000      32,214
                      Morgan Stanley
                      Capital I                                                                                        -           -
                      4.970% 12/15/41                                73,000     74,847           -           -    73,000      74,847
                      PNC Mortgage
                      Acceptance Corp.                                                                                 -           -
                      5.910% 03/12/34                                34,789     35,912           -           -    34,789      35,912
                      Rural Housing
                      Trust                                                                                            -           -
                      6.330% 04/01/26                                     -          -       8,602       8,570     8,602       8,570
                                                                             ---------              ----------            ----------
                                        Collateralized
                                        Mortgage
                                        Obligations
                                        Total                                  142,973                  25,954               168,927
                                                                             ---------              ----------            ----------
Commercial
Mortgage-Backed
Securities                                                   1.7%

                      First Union
                      Chase
                      Commercial
                      Mortgage
                      6.645% 06/15/31                                     -          -     750,000     800,587   750,000     800,587

                      LB-UBS
                      Commercial
                      Mortgage Trust                                                                                   -           -
                      6.510% 12/15/26                                     -          -   3,750,000   4,098,225 3,750,000   4,098,225
                                                                             ---------              ----------            ----------
                                        Commercial
                                        Mortgage-Backed
                                        Securities
                                        Total                                  142,973               4,898,812             4,898,812
                                                                             ---------              ----------            ----------

                                        COLLATERALIZED
                                        MORTGAGE
                                        OBLIGATIONS
                                        TOTAL                                        -               4,924,766             5,067,739
                                                                             ---------              ----------            ----------

INVESTMENT COMPANY                                           0.7%

                      iShares Russell
                      1000 Value
                      Index Fund                                          -           -     28,961   1,929,961    28,961   1,929,961
                                                                             ---------              ----------            ----------

CONVERTIBLE
PREFERRED STOCK                                              0.0%
Basic Materials
Chemicals                                                    0.0%
                      Celanese
                      Corp.(a)                                            -           -        200       4,900       200       4,900
                                                                             ---------              ----------            ----------

CONVERTIBLE BOND                                             0.0%
Communications                                               0.0%
Telecommunication
Services                                                     0.0%
                      Lucent
                      Technologies,
                      Inc
                      2.750% 06/15/25                                     -           -     20,073      23,202    20,073      23,202
                                                                             ---------              ----------            ----------

SHORT-TERM
OBLIGATIONS                                                  7.1%
U.S.Government
Agency &
Obligation                                                   1.1%
                      Federal
                      National
                      Mortgage
                      Association
                      3.174% 09/14/05
                      (g)                                                -           -   3,000,000   2,980,375 3,000,000   2,980,375
                                                                             ---------              ----------            ----------
Repurchase
Agreements                                                   6.0%
                      Repurchase
                      agreement with
                      State
                      Street Bank &
                      Trust Co.,
                      dated 06/30/05,
                      due 07/01/05 at
                      2.700%,
                      collateralized
                      by a U.S.
                      Treasury Bonds
                      and Notes with
                      various
                      maturities to
                      11/15/21,
                      market value of
                      $11,585,984
                      (repurchase
                      proceeds
                      $11,342,851)                                       -              11,342,000 11,342,0001 1,342,000  11,342,000
                                                                                                                          ----------

                      Repurchase
                      agreement with
                      State
                      Street Bank &
                      Trust Co.,
                      dated 06/30/05,
                      due 07/01/05 at
                      3.100%,
                      collateralized
                      by a U.S.
                      Treasury Bond
                      maturing
                      11/17/08,
                      market value of
                      $2,568,562
                      (repurchase
                      proceeds
                      $2,514,216)                                 2,514,000  2,514,000                         2,514,000   2,514,000
                                                                             ---------                                    ----------
                                        SHORT-TERM                                                 -----------
                                        OBLIGATIONS
                                        TOTAL                                2,514,000              14,322,375            16,836,375
                                                                             ---------             -----------            ----------

                                                                                                               Pro-Forma
                                                                                                               Adjustment
                      Total
                      Investments                          102.1%           23,238,966             264,153,444           287,392,410
                      Other Assets &
                      Liabilities, Net                      -2.1%           (2,503,088)             (3,486,988)   (8,538)(5,998,614)
                      --------------------------------------------------------------------------------------------------------------
                      Net Assets                           100.0%           20,735,878             260,666,456           281,393,796
                                                                            ==========             ===========           ===========

                      Total
                      Investments at
                      Cost                                                  21,398,179(k)          241,652,226(j)        263,050,405
                                                                            ==========             ===========           ===========

                      Notes to Investment Portfolio:
                      ------------------------------
                      (a) Non-income producing security.
                      (b) Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At
                      June 30,2005, these securities amounted to $5,233,646, which repre- sents 2.0% of net assets.
                      (c) The issuer has filed for bankruptcy protection under Chapter 11, and is in default of certain debt covenants. Income is being accrued. At June 30,2005, the value of this security represents 0.5% of net assets.

                      (d) The issuer has filed for bankruptcy protection under Chapter 11, and is in default of certain debt covenants. Income is not being accrued. At June 30,2005, the value of this security represents 0.1%of net assets.
                      (e) The interest rate shown on ?oating rate or variable rate securities reflect the rate at June 30,2005.
                      (f) Security pledged as collateral for open futures contracts.
                      (g) The rate shown represents the annualized yield at the date of purchase.
                      (h) Security purchased on delayed delivery basis.
                      (i) Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to quali?ed institutional buyers. At
                      June 30,2005, these securities amounted to $48,111, which repre- sents 0.2% of net assets.
                      (J) Cost for federal income tax purposes is $241,947,664.
                      (k) Cost for federal income tax purposes is $21,398,179.

                      At June 30, 2005, Liberty Asset Allocation Fund, Variable Series held the following open short futures contracts:

                                                                        Aggregate    Expiration
                      Type           Number of contracts    Value      Face Value       Date       Unrealized Appreciation
                      ----------------------------------------------------------------------------------------------------
                      2-Year U.S.
                      Treasury Note         20             $4,153,750  $4,161,140     Sep.-05            $7,390

                      Acronym Name
                      ADR- American Depositary Receipt
                      GDR- Global Depositary Receipt
                      REIT- Real Estate Investment Trust
                      TBA -To Be Announced

PRO-FORMA COMBINING STATEMENTS OF ASSETS AND LIABILITIES
June 30, 2005 (unaudited)

-----------------------------------------------------------------------------------------------------------------------------------

                                             Nations Asset         Liberty Asset Allocation               Liberty Asset Allocation
                                         Allocation Portfolio        Fund, Variable Series    Pro-Forma      Fund, Variable Series
Assets:                                      Acquired Fund                 Acquiring          Adjustments      Pro-Forma Combined
-----------------------------------------------------------------------------------------------------------------------------------
 Investments, at cost                    $     21,398,179            $    241,652,226           $     -           $     263,050,405
Affiliated Investments, at cost                         -                           -                 -                           -
Investments, at value                    $     23,238,966            $    264,153,444           $     -           $     287,392,410
Affiliated Investments, at value                        -                           -                 -                           -
Cash                                                  902                           -                 -                         902
Foreign currency (cost of $697,491)                     -                     681,449                 -                     681,449
Receivable for:                                                                                                                   -
   Investments sold                             4,333,090                  11,734,614                 -                  16,067,704
   Fund shares sold                                 2,146                      21,287                 -                      23,433
   Interest                                        47,448                     788,740                 -                     836,188
   Dividends                                       20,226                     198,036                 -                     218,262
Foreign tax reclaims                                    -                      59,058                 -                      59,058
Expense reimbursement due from
 Investment Advisor                                     -                       9,762                 -                       9,762
Deferred Trustees' compensation                         -                      13,793                 -                      13,793
plan Other assets                                     376                           -                 -                         376
                                         ----------------            ----------------            ------           -----------------
        Total Assets                           27,643,154                 277,660,183                 -                 305,303,337

-----------------------------------------------------------------------------------------------------------------------------------

Liabilities:
Payable to custodian bank                               -                     274,371                                       274,371
Payable for:
   Investments purchased                        6,670,400                   6,866,484                 -                  13,536,884
   Investments purchased on a delayed
    delivery basis                                      -                   9,266,169                 -                   9,266,169
   Fund shares repurchased                        142,167                     367,990                 -                     510,157
   Investment advisory fee                            557                      97,579                 -                      98,136
   Administration fee                               3,793                      32,576                 -                      36,369
   Transfer agent fee                                   -                         595                 -                         595
   Pricing and bookkeeping fees                         -                      10,346                 -                      10,346
   Trustees' fees                                       -                         182                 -                         182
   Audit fee                                       24,173                      21,962                 -                      46,135
   Custody fee                                          -                      11,584                 -                      11,584
   Distribution fee - Class B                           -                      13,495                 -                      13,495
Deferred Trustees' fees                                 -                      13,793                 -                      13,793
Other liabilities                                  66,186                      16,601             8,538 (b)                  91,325
                                         ----------------            ----------------         ---------           -----------------
        Total Liabilities                       6,907,276                  16,993,727             8,538                  23,909,541
                                         ----------------            ----------------         ---------           -----------------
Net Assets                               $     20,735,878            $    260,666,456         $  (8,538)(b)       $     281,393,796
                                         ================            ================         =========           =================

-----------------------------------------------------------------------------------------------------------------------------------

Composition of Net Assets:
Paid-in capital                          $     18,571,283            $    234,676,200         $       -           $     253,247,483
Undistributed net investment income               143,816                   2,609,756            (8,538)(b)               2,745,034
Accumulated net realized gain (loss)              179,992                     888,874                 -                   1,068,866
Net unrealized appreciation
(depreciation) on: Investments                  1,840,787                  22,501,218                 -                  24,342,005
Foreign currency translations                           -                     (16,982)                -                     (16,982)
Futures contracts                                       -                       7,390                 -                       7,390
                                         ----------------            ----------------         ---------           -----------------
Net Assets                               $     20,735,878            $    260,666,456         $  (8,538)(b)       $     281,393,796
                                         ================            ================         =========           =================

Class A: (a)
Net assets                               $     20,735,878            $    196,383,134         $  (8,538)(b)       $     217,110,474
Shares outstanding                              2,029,832                  13,542,946          (600,436)                 14,972,342
                                         ================            ================         =========           =================
Net asset value per share                $          10.22            $          14.50                 -           $           14.50
                                         ================            ================         =========           =================

-----------------------------------------------------------------------------------------------------------------------------------
Class B:
Net assets                               $              -            $     64,283,322         $       -           $      64,283,322
Shares outstanding                                      -                   4,447,180                 -                   4,447,180
                                         ================            ================         =========           =================
Net asset value per share                $              -            $          14.45                 -           $           14.45
                                         ================            ================         =========           =================

-----------------------------------------------------------------------------------------------------------------------------------

(a) Shares of Nations Asset Allocation Portfolio are exchanged for Class A shares of Liberty Asset Allocation Fund, Variable Series, based on the net asset value per share of Liberty Asset Allocation Fund's Class A shares at the time of the merger.

(b) Adjustment reflects one time proxy, accounting, legal and other costs of the reorganization as approved by the Board of Trustees of $21,070 and $0 to be borne by Nations Asset Allocation Portfolio and Liberty Asset Allocation Fund, Variable Series, respectively. At June 30, 2005, before pro-forma adjustments, $12,532 of merger related costs had been accrued by Nations Asset Allocation Portfolio.

PRO-FORMA COMBINING STATEMENTS OF OPERATIONS
For the Twelve Months Ended June 30, 2005 (unaudited)

--------------------------------------------------------------------------------------------------------------------------------
                                                                         Liberty Asset                        Liberty Asset
                                             Nations Asset              Allocation Fund,                     Allocation Fund,
                                         Allocation Portfolio          Variable Series        Pro-Forma     Variable Series
                                             Acquired Fund                 Acquiring          Adjustments   Pro-Forma Combined
--------------------------------------------------------------------------------------------------------------------------------
Investment Income:
Dividends                                $        277,974            $      3,454,856        $        -        $       3,732,830
Dividends from affiliates                          20,122                           -                 -                   20,122
Interest                                          234,263                   4,925,443                 -                5,159,706
Securities lending                                    312                           -                 -                      312
Foreign taxes withheld                                  -                     (99,625)                -                  (99,625)
                                         ----------------            ----------------        ----------        -----------------
   Total Investment Income                        532,671                   8,280,674                 -                8,813,345
--------------------------------------------------------------------------------------------------------------------------------

Expenses:
Investment advisory fee                           114,609                   1,233,060           (17,856)               1,329,813(a)
Administration fee                                 46,539                     411,020           (14,288)                 443,271(a)
Distribution fee                                   52,883                     164,427           (52,883)                 164,427(a)
Transfer agent fee                                  5,320                       7,491           (12,403)                     408(e)
Pricing and bookkeeping fees                            -                     175,388           (51,090)                 124,298(b)
Trustees' fees                                     24,308                      12,931            (8,102)                  29,137
Custody fee                                         9,455                     168,290                 -                  177,745
Non-recurring costs (See Note 5)                        -                       5,194                 -                    5,194
Other expenses                                     99,068                      93,437               644                  193,148(c)
                                         ----------------            ----------------        ----------        -----------------
   Total Operating Expenses                       352,182                   2,271,238          (155,978)               2,467,441
Fees and expenses waived or
 reimbursed by Investment Advisor                 (87,750)                    (39,167)           47,107                  (79,810)(d)
Fees waived by Distributor                        (52,883)                    (72,168)           59,408                  (65,643)(d)
Custody earnings credit                               (10)                     (1,646)                -                   (1,656)
Non-recurring cost assumed by
 Investment Advisor (See Note 5)                        -                      (5,194)                -                   (5,194)
                                         ----------------            ----------------        ----------        -----------------
   Net Expenses                                   211,539                   2,153,063           (49,463)               2,315,138
                                         ----------------            ----------------        ----------        -----------------
Net Investment Income                             321,132                   6,127,611            49,463                6,498,207
--------------------------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain
(Loss) on Investments and Foreign
Currency:
Net realized gain/(loss) on:
Investments                                     1,188,835                  19,343,685           474,887               21,007,407
Foreign currency transactions                           -                     (78,942)                -                  (78,942)
                                         ----------------            ----------------        ----------        -----------------
Net realized gain                               1,188,835                  19,264,743           474,887               20,928,465
                                         ----------------            ----------------        ----------        -----------------
Change in unrealized appreciation
 (depreciation) on: Investments                   (83,701)                 (5,275,271)         (162,437)              (5,521,409)
Foreign currency translations                           -                     (22,735)                -                  (22,735)
Futures contracts                                       -                       7,390                 -                    7,390
                                         ----------------            ----------------        ----------        -----------------
Net change in unrealized appreciation
 (depreciation):                                  (83,701)                 (5,290,616)         (162,437)              (5,536,754)
                                         ----------------            ----------------        ----------        -----------------
Net gain/(loss)                                 1,105,134                  13,974,127           312,450               15,391,711
                                         ----------------            ----------------        ----------        -----------------
Net Increase in Net Assets from
 Operations                              $      1,426,266            $     20,101,738        $  262,987        $      21,790,991
                                         ----------------            ----------------        ----------        -----------------

(a) Based on the contract in effect for the Liberty Asset Allocation Fund, Variable Series, the surviving fund.
(b) Reflects elimination of duplicate expenses achieved as a result of merging funds.

(c) Adjustment to realign Nations Asset Allocation Portfolio's fees to Liberty Asset Allocation Fund, Variable Series.
(d) Based on voluntary fee waiver currently in effect for Liberty Asset Allocation Fund, Variable Series, the surviving fund.
(e) Reflects the impact of changes to the transfer fee structure that have been implemented prior to consummation of the merger.

Capitalization

The following table shows on an unaudited basis the capitalization of the Nations Separate Account Trust - Asset Allocation Portfolio and the Liberty Asset Allocation Fund, Variable Series as of October 31, 2005, and on a pro forma combined basis, giving effect to the acquisition of the assets and liabilities of the Nations Separate Account Trust - Asset Allocation Portfolio by the Liberty Asset Allocation Fund, Variable Series at net asset value as of that date:

                                                                                                    Liberty Asset
                                    Nations Asset      Allocation Fund,                            Variable Series
                                     Allocation        Variable Series       Pro Forma                Pro Forma
                                     Portfolio         (Acquiring Fund)     Adjustments              Combined(1)
                                  ----------------     ----------------     -----------            ----------------
Class A
Net asset value                   $     20,550,941(2)   $  188,805,348      $         0  (3)       $    209,347,751
Shares outstanding                       1,996,955          12,715,500         (613,053) (3)             14,097,983
Net asset value per share         $          10.29             $ 14.85                             $          14.85

Class B
Net asset value                   $              -      $   62,872,446      $         -            $     62,872,446
Shares outstanding                               -           4,249,876                -                   4,249,876
Net asset value per share         $              -      $        14.79                             $          14.79

(1) Assumes the Acquisition was consummated on October 31, 2005 and is for information purposes only. No assurance can be given as to how many shares of the Liberty Asset Allocation Fund, Variable Series will be received by the shareholders of the Nations Asset Allocation Portfolio on the date the Acquisition takes place, and the foregoing should not be relied upon to reflect the number of shares of the Liberty Asset Allocation Fund, Variable Series that actually will be received on or after such date.


(b) One time proxy, accounting, legal and other costs of the reorganization as approved by the Board of Trustees of $21,070 has been borne by Nations Asset Allocation Portfolio.


(3) Shares of Nations Asset Allocation Portfolio are exchanged for Class A shares of Liberty Asset Allocation Fund, Variable Series, based on the net asset value per share of Liberty Asset Allocation Fund, Variable Series' Class A shares at the time of the merger.

                 LIBERTY ASSET ALLOCATION FUND, VARIABLE SERIES
                                       AND
                       NATIONS ASSET ALLOCATION PORTFOLIO

                    PRO FORMA COMBINING FINANCIAL STATEMENTS
                          Notes to Financial Statements
                                  June 30, 2005
                                   (unaudited)

Note 1. Organization

Liberty Asset Allocation Fund, Variable Series (the "Acquiring Fund"), a series of SteinRoe Variable Investment Trust (the "Trust"), is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. Nations Asset Allocation Portfolio ("Target Fund"), a series of Nations Separate Account Trust, is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

Investment Goal
The Acquiring Fund seeks high total investment return. The Target Fund seeks to obtain long-term growth from capital appreciation, and dividend and interest income.

Fund Shares
The Acquiring Fund and the Target Fund each may issue an unlimited number of shares. The Acquiring Fund offers two classes of shares: Class A Shares and Class B Shares. The Target Fund offers one series of shares. Shares of each Fund are available exclusively for variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies.

Note 2. Basis of Combination

The accompanying pro-forma financial statements are presented to show the effect of the proposed merger of the Target Fund by the Acquiring Fund as if such merger had occurred on July 1, 2005. The following notes refer to the accompanying pro-forma financial statements of such proposed merger.

Under the terms of the merger, the combination of the Target Fund and Acquiring Fund will be accounted for by the method of accounting for tax-free mergers of investment companies. The merger will be accomplished by a combination of the net assets of the Target Fund into the Acquiring Fund in exchange for new shares of the Acquiring Fund at net asset value.

The Pro Forma Investment Portfolio and Pro Forma Statement of Assets and Liabilities of the Target Fund and Acquiring Fund have been combined to reflect balances as of June 30, 2005. The Pro Forma Statement of Operations of the Target Fund and Acquiring Fund has been combined to reflect the twelve months ended June 30, 2005. Columbia Management Advisors, Inc. expects that all of the securities held by the Target Fund as of June 30, 2005, would comply with the compliance guidelines and/or investment restrictions of the Acquiring Fund.

Following the merger the Acquiring Fund will be the accounting survivor. In accordance with accounting principles generally accepted in the United States of America, the historical cost of investment securities will be carried forward to the Acquiring Fund and the results of operations for pre-combined periods will not be re-stated.

The accompanying pro-forma financial statements should be read in conjunction with the financial statements of the Acquiring Fund and the Target Fund included within their respective annual shareholder reports dated December 31, 2004, as well as the semi-annual shareholder reports dated June 30, 2005.

Note 3.  Significant Accounting Policies

Both the Acquiring Fund and the Target Fund have substantially the same accounting policies which are detailed in the semi-annual reports referenced above in Note 2.

Federal Income Tax Status
The Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Indemnifications
In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims against the Fund that have not yet occurred. Also, under the Trust's organizational documents, the Trustees and officers of the Trust are indemnified against certain liabilities that may arise out of their duties to the Trust. However, based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be minimal.

Note 4. Fees and Compensations Paid to Affiliates

Investment advisory fees, sub-advisory fees, administration fees and related party transactions are detailed in the semi-annual report referenced above in
Note 2.

Note 5. Capital Shares

The pro-forma combining net asset value per share assumes the issuance of Acquiring Fund shares to Target Fund shareholders in connection with the proposed merger. The number of shares assumed to be issued is equal to the net asset value of the Target Fund divided by the net asset value per share of the Acquiring Fund as of June 30, 2005. The pro-forma number of shares outstanding, by class, for the combined entity consists of the following at June 30, 2005.

-------------------------------------------------------------------------------
                       Shares of        Additional Shares       Total Shares
                    Acquiring Fund        Assumed Issued         Outstanding
Class of Shares     Pre-Combination        with Merger        Post Combination
-------------------------------------------------------------------------------
Class A Shares           13,542,946           1,429,396              14,972,342
-------------------------------------------------------------------------------
Class B Shares            4,447,180                                   4,447,180
-------------------------------------------------------------------------------

Legal Proceedings

On March 15, 2004, Columbia Management and CMD the distributor of the Fund's shares (collectively, "Columbia"), entered into agreements in principle with the staff of the U.S. Securities and Exchange Commission ("SEC") and the Office of the New York Attorney General ("NYAG") to resolve the proceedings brought in connection with the SEC's and NYAG's investigations of frequent trading and market timing in certain Columbia mutual funds.

On February 9, 2005, Columbia entered into an Assurance of Discontinuance with the NYAG (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the SEC (the "SEC Order" and together, the "Settlements"). The Settlements contain substantially the same terms and conditions as outlined in the agreements in principle.

Under the terms of the SEC Order, Columbia has agreed, among other things, to: pay $70 million in disgorgement and $70 million in civil money penalties; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; retain an independent consultant to review Columbia's applicable supervisory, compliance, control and other policies and procedures; and retain an independent distribution consultant (see below). The Funds have also voluntarily undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees. The NYAG Settlement also, among other things, requires Columbia and its affiliates Banc of America Capital Management, LLC and BACAP Distributors, LLC to reduce Columbia Funds, Nations Funds and other mutual fund management fees collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions.

Pursuant to the procedures set forth in the SEC Order, the settlement amounts will be distributed in accordance with a distribution plan to be developed by an independent distribution consultant who is acceptable to the SEC staff and the Columbia Funds' independent trustees. The distribution plan must be based on a methodology developed in consultation with Columbia and the Fund's independent trustees and not unacceptable to the staff of the SEC. More specific information on the distribution plan will be communicated at a later date.

As a result of these matters or any adverse publicity or other developments resulting from them, including lawsuits brought by shareholders of the affected Columbia Funds, there may be increased redemptions or reduced sales of Fund shares, which could increase transaction costs or operating expenses, or have other adverse consequences for the Columbia Funds.

A copy of the SEC Order is available on the SEC's website at http://www.sec.gov. A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing filed on February 10, 2005.

In connection with the events described in detail above, various parties have filed suit against certain funds, the Trustees off the Columbia Funds, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America and its affiliated entities. More than 300 cases including those filed against entities unaffiliated with the funds, their Boards, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America and its affiliated entities have been transferred to the Federal District Court in Maryland and consolidated in a multi-district proceeding (the "MDL").

The derivative cases purportedly brought on behalf of the Columbia Funds in the MDL have been consolidated under the lead case. The fund derivative plaintiffs allege that the funds were harmed by market timing and late trading activity and seek, among other things, the removal of the trustees of the Columbia Funds, removal of the Columbia Group, disgorgement of all management fees and monetary damages.

On March 21, 2005 purported class action plaintiffs filed suit in Massachusetts state court alleging that the conduct, including market timing, entitles Class B shareholders in certain Columbia funds to an exemption from contingent deferred sales charges upon early redemption ("the CDSC Lawsuit"). The CDSC Lawsuit has been removed to federal court in Massachusetts and the federal Judicial Panel has conditionally order its transfer to the MDL.

The MDL is ongoing. Accordingly, an estimate of the financial impact of this litigation on any Fund, if any, cannot currently be made.

In 2004, certain Columbia funds, advisers and affiliated entities were named as defendants in certain purported shareholder class and derivative actions making claims, including claims under the Investment Company and the Investment Advisers Acts of 1940 and state law. The suits allege, inter alia, that the fees and expenses paid by the funds are excessive and that the advisers and their affiliates inappropriately used fund assets to distribute the funds and for other improper purpose. On March 2, 2005, the actions were consolidated in the Massachusetts federal court as In re Columbia Entities Litigation. The plaintiffs filed a consolidated amended complaint on June 9, 2005. On November 30, 2005, the judge dismissed all claims by plaintiffs and ordered that the case be closed. The plaintiffs filed a notice of appeal on December 30, 2005.

PART C. OTHER INFORMATION

Item 15. Indemnification

See Article Tenth of the Agreement and Declaration of Trust of Registrant filed as exhibit 1 hereto.

The Registrant's investment adviser, Columbia Management Advisors, Inc. maintains an investment advisory professional liability insurance to insure it, for the benefit of the SteinRoe Variable Investment Trust (the "Trust") and its non-interested trustees, against loss arising out of any error, omission, or breach of any duty owed to the Trust of the Liberty Asset Allocation Fund by the investment adviser.

Item 16. Exhibits

(1) Amended and Restated Agreement and Declaration of Trust dated May 22, 2000. (1)

(2)     By-laws as amended and Restated through August 11, 2004. (2)

(3)     Not applicable.

(4) Form of Agreement and Plan of Reorganization- Filed as Exhibit A to Part A of this Registration Statement.

(5)     Not applicable.

(6)(a) Fund Advisory Agreement, dated as of November 1, 2003, between the Trust on behalf of the Funds and Columbia Management Advisors, Inc. ("Columbia Management"). (3)

(6)(b) Sub-Advisory Agreement dated January 1, 2002 between the Trust, on behalf of SRBF, Columbia Management (formerly Stein Roe) and Nordea Investment Management of North America, Inc. (4)

(6)(c)  Amendment to the Investment Management Agreement dated October 12, 2004.

(7)(a) Underwriting Agreement between the Trust and Columbia Funds Distributor, Inc. (formerly named Liberty Funds Distributor, Inc.) dated April 23, 1999, as amended August 3, 1999. (6)

(7)(b) 12b-1 Plan implementing Agreement between the Registrant and Columbia Funds Distributor, Inc. (formerly named Liberty Funds Distributor, Inc.) dated June 1, 2000. (1)

(8)     Not applicable.

(9)(a) Custodian Contract between Registrant and State Street Bank and Trust Company dated October 10, 2001- Filed as Exhibit (g) in Part C, Item 23 of Post-Effective Amendment No. 23 to the Registration Statement on Form N-1A of Columbia Funds Trust II (filed under former name Liberty Funds Trust II) (File Nos. 2-66976 and 811-3009), filed with the Commission on or about October 26, 2001, and is hereby incorporated by reference and made a part of this Registration Statement.

(9)(b) Appendix A to Custodian Contract between Registrant and State Street Corporation (formerly named State Street Bank anf Trust Company)- filed as Exhibit (j)(2) in Part C, Item 24(2) of Post-Effective Amendment No. 6 to the Registration Statement on Form N-2 of Columbia Floating Rate Fund (File Nos. 333-51466 & 811-8953), filed with the Commission on or about December 17, 2003, and is hereby incorporated by reference and made a part of this Registration Statement.

(10)(a) Rule 12b-1 Distribution Plan dated June 1, 2000. (1)

(10)(b) Rule 12b-1 Inter-Distributor Agreement dated June 1, 2000. (1)

(11)(a) Opinion of Ropes & Gray, LLP dated December 21, 2005. (10)

(11)(b) Consent of Ropes & Gray, LLP dated December 21, 2005. (10)

(12)    Opinion of Ropes & Gray, LLP- to be provided by amendment.

(13)(a) Administration Agreement dated as of January 3, 1995 between the Trust, on behalf of each of the Funds, and Columbia Management (formerly Stein
        Roe). (7)

(13)(b) Joinder and Release Agreement (including Transfer Agency Agreement between Registrant on behalf of the Funds and Liberty Investment Services, Inc. dated December 9, 1988.) with respect to Transfer Agency Agreement dated as of November 3, 1998 among the Trust, Columbia Funds Services, Inc. (formerly named Liberty Funds Services, Inc.) and SteinRoe Services Inc. (8)

(13)(c) Amended and Restated Accounting and Bookkeeping Agreement dated as of August 3, 1999 between the Trust, on behalf of each of its Funds, and Columbia Management (formerly Stein Roe). (6)

(13)(d) Amendment to Amended and Restated Accounting and Bookkeeping Agreement dated as of July 1, 2001. (5)

(13)(e) Amended and Restated Participation Agreement dated April 3, 1998 among the Trust, Keyport Life Insurance Company and Keyport Financial Services Corp. (9)

(13)(f) Participation Agreement dated as of October 1, 1993 among the Trust, Keyport Financial Services Corp. and Independence Life Annuity Company.
        (7)

(13)(g) Participation Agreement dated as of April 15, 1994 among the Trust, Transamerica Occidental Life Insurance Company, Stein Roe and Charles Schwab & Co., Inc. (7)

(13)(h) Participation Agreement dated as of December 1, 1994 among the Trust, First Transamerica Life Insurance Company, Stein Roe and Charles Schwab & Co., Inc. (7)

(13)(i) Participation Agreement dated May 8, 1998 among the Trust, Keyport Benefit Life Insurance Company, and Keyport Financial Services Corp. (7)

(14) Consent of Independent Registered Public Accounting Firm dated December 20, 2005. (10)

(15)    Not applicable.

(16)    Power of Attorney - filed herewith.


17(a) Annual Report of Nations Separate Accounts Trust dated December 31, 2004- filed herewith.

17(b) Semi-Annual Report of Nations Separate Accounts Trust dated June 30, 2005- filed herewith.

17(c) Prospectus of Nations Asset Allocation Portfolio dated May 1, 2005- filed herewith.

17(d) Statement of Additional Information of Nations Asset Allocation Portfolio dated May 1, 2005- filed herewith.


Item 17. Undertakings

(1) The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act, the reoffering prospectus will contain the information called for by the applicable registration form for the reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The undersigned registrant agrees that every prospectus that is filed under paragraph above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

******************************************
     1. Incorporated by reference to Post-Effective Amendment No. 19 to the Registrant's registration statement on Form N-1A filed June 1, 2000.
     2. Incorporated by Reference to Post-Effective Amendment No. 25 to the Registrant's registration statement on Form N-1A filed February 16, 2005.
     3. Incorporated by Reference to Post-Effective Amendment No. 24 to the Registrant's registration statement on Form N-1A filed April 23, 2004.
     4. Incorporated by Reference to Post-Effective Amendment No. 22 to the Registrant's registration statement on Form N-1A filed April 2002.
     5. [Incorporated by Reference to Post-Effective Amendment No. 22 to the Registrant's registration statement on Form N-1A filed April 2002.]
     6. Incorporated by Reference to Post-Effective Amendment No. 17 to the Registrant's registration statement on Form N-1A filed March 2000.
     7. Incorporated by Reference to Post-Effective Amendment No. 14 to the Registrant's registration statement on Form N-1A filed May 1998.
     8. Incorporated by Reference to Post-Effective Amendment No. 16 to the Registrant's registration statement on Form N-1A filed April 1999.
     9. Incorporated by Reference to Post-Effective Amendment No. 13 to the Registrant's registration statement on Form N-1A filed April 1998.
     10. Incorporated by Reference to the Registrant's registration statement on Form N-14 filed December 21, 2005.

SIGNATURES

   As required by the Securities Act of 1933, as amended, this Post-Effective Amendment to the Registration Statement has been signed on behalf of the Registrant, SteinRoe Variable Investment Trust, in the City of Boston and The Commonwealth of Massachusetts, on the 3rd day of February, 2006.

                                           STEINROE VARIABLE INVESTMENT TRUST

                                           By:    /s/ Christopher L. Wilson
                                                  -----------------------------
                                           Name:  Christopher L. Wilson
                                           Title: President

   As required by the Securities Act of 1933, as amended, this Post-Effective Amendment to the Registration Statement has been signed by the following persons in their capacities and on the dates indicated.

          Signature                        Title                    Date
          ---------                        -----                    ----

/s/ Christopher L. Wilson
-----------------------------
Christopher L. Wilson          President (Chief Executive     February 2, 2006
                               Officer)

/s/ J. Kevin Connaughton
-----------------------------
J. Kevin Connaughton           Treasurer (Principal           February 2, 2006
                               Financial Officer)

/s/ Michael G. Clarke
-----------------------------
Michael G. Clarke              Chief Accounting Officer       February 2, 2006
                               (Principal Accounting Officer)

/s/ Douglas A. Hacker*
-----------------------------
Douglas A. Hacker              Trustee                        February 3, 2006

/s/ Janet Langford Kelly*
-----------------------------
Janet Langford Kelly           Trustee                        February 3, 2006

/s/ Richard W. Lowry*
-----------------------------
Richard W. Lowry               Trustee                        February 3, 2006

/s/ William E. Mayer*
-----------------------------
William E. Mayer               Trustee                        February 3, 2006

/s/ Charles R. Nelson*
-----------------------------
Charles R. Nelson              Trustee                        February 3, 2006

/s John J. Neuhauser*
-----------------------------
John J. Neuhauser              Trustee                        February 3, 2006

/s/ Patrick J. Simpson*
-----------------------------
Patrick J. Simpson             Trustee                        February 3, 2006

/s/ Thomas E. Stitzel*
-----------------------------
Thomas E. Stitzel              Trustee                        February 3, 2006

/s/ Thomas C. Theobald*
-----------------------------
Thomas C. Theobald             Trustee                        February 3, 2006

/s/ Anne-Lee Verville*
-----------------------------
Anne-Lee Verville              Trustee                        February 3, 2006

/s/ Richard L. Woolworth*
-----------------------------
Richard L. Woolworth           Trustee                        February 3, 2006

                                             *By: /s/ Peter T. Fariel
                                                  ----------------------------
                                                  Attorney-in-Fact
                                                  February 3, 2006

INDEX TO EXHIBITS


Exhibit   Exhibit Name
-------   ------------
16.       Power of Attorney

17(a).    Annual Report of Nations Separate Accounts Trust dated December 31,
          2004

17(b).    Semi-Annual Report of Nations Separate Accounts Trust dated June 30,
          2005

17(c).    Prospectus of Nations Asset Allocation Portfolio dated May 1, 2005

17(d). Statement of Additional Information of Nations Asset Allocation Portfolio dated May 1, 2005